As filed with the United States Securities and Exchange Commission on July 28, 2020

1933 Act Registration No. 333-36074
1940 Act Registration No. 811-09913

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM -1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 134	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 135	☒
(Check appropriate box or boxes.)

AIM COUNSELOR SERIES TRUST
(INVESCO COUNSELOR SERIES TRUST)
(Exact name of Registrant as Specified in Charter)
11 Greenway Plaza, Suite 1000, Houston, TX 77046
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (713) 626-1919
Jeffrey H. Kupor, Esquire
11 Greenway Plaza, Suite 1000, Houston, TX 77046
(Name and Address of Agent for Service)

Copy to:

Joseph C. Benedetti, Esquire Invesco Advisers, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Matthew R. DiClemente, Esquire Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Amendment.

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Subject to Completion – dated July 28, 2020
The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Prospectus	[October _, 2020]
Class: A (____), C (____), R (____), Y (____), R5 (_____)
Invesco Nasdaq 100 Index Fund

As with all other mutual fund securities, the U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

An investment in the Fund:

■	is not FDIC insured;

■	may lose value; and

■	is not guaranteed by a bank.

Table of Contents

Fund Summary	1

Investment Objective(s), Strategies, Risks and Portfolio Holdings	4

Fund Management	7
The Adviser(s)	7
Adviser Compensation	8
Portfolio Managers	8

Other Information	8
Sales Charges	8
Dividends and Distributions	8

Disclaimers	8

Financial Highlights	9

Shareholder Account Information	A-1
Choosing a Share Class	A-1
Share Class Eligibility	A-2
Distribution and Service (12b-1) Fees	A-3
Initial Sales Charges (Class A Shares Only)	A-3
Contingent Deferred Sales Charges (CDSCs)	A-9
Purchasing Shares and Shareholder Eligibility	A-9
Redeeming Shares*	A-11
Exchanging Shares	A-14
Rights Reserved by the Funds	A-15
Excessive Short-Term Trading Activity (Market Timing) Disclosures	A-15
Pricing of Shares	A-16
Taxes (applicable to all Funds except for the Invesco Oppenheimer SteelPath Funds, Invesco Oppenheimer Master Loan Fund and Invesco Oppenheimer Master Event-Linked Bond Fund)	A-19
Taxes (applicable to the Invesco Oppenheimer SteelPath Funds)	A-21
Federal Income Taxes (applicable to Invesco Oppenheimer Master Loan Fund and Invesco Oppenheimer Master Event-Linked Bond Fund only)	A-23
Payments to Financial Intermediaries – All Share Classes except Class R6 shares	A-24
Important Notice Regarding Delivery of Security Holder Documents	A-25

Obtaining Additional Information	Back Cover

Invesco Nasdaq 100 Index Fund

Fund Summary

Investment Objective(s)

The Fund’s investment objective is to seek to track the investment results (before fees and expenses) of the NASDAQ-100 Index® (the “Underlying Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information – Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI). Investors may pay commissions and/or other forms of compensation to an intermediary, such as a broker, for transactions in Class Y shares, which are not reflected in the table or the Example below.

Shareholder Fees (fees paid directly from your investment)
Class:	A	C	R	Y	R5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None1	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	R	Y	R5
Management Fees	[__]%	[__]%	[__]%	[__]%	[__]%
Distribution and/or Service (12b-1) Fees	0.25	1.00	0.50	None	None
Other Expenses[2]	[__]	[__]	[__]	[__]	[__]
Total Annual Fund Operating Expenses	[__]	[__]	[__]	[__]	[__]
Fee Waiver and/or Expense Reimbursement[3]	[__]	[__]	[__]	[__]	[__]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	[__]	[__]	[__]	[__]	[__]
1 A contingent deferred sales charge may apply in some cases. See “Shareholder Account Information-Contingent Deferred Sales Charges (CDSCs).”
2 “Other Expenses” are based on estimated amounts for the current fiscal year.
3 Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Class A, Class C, Class R, Class Y and Class R5 shares to [__]%, [__]%, [__]%, [__]% and [__]%, respectively, of the Fund’s average daily net assets (the “expense limits”). Unless Invesco continues the fee waiver agreement, it will terminate on [October __, 2021]. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example does not include commissions and/or other forms of compensation that investors may pay on transactions in Class Y shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Class A	$[_]	$[_]

Class C	$[_]	$[_]

Class R	$[_]	$[_]

Class Y	$[_]	$[_]

Class R5	$[_]	$[_]

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years
Class A	$[_]	$[_]

Class C	$[_]	$[_]

Class R	$[_]	$[_]

Class Y	$[_]	$[_]

Class R5	$[_]	$[_]

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. No portfolio turnover rate is disclosed because the Fund had not yet commenced operations prior to the date of this prospectus.

Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities represented in the Underlying Index and in derivatives and other instruments that have economic characteristics similar to such securities. The Underlying Index includes 100 of the largest domestic and international nonfinancial companies listed on The Nasdaq Stock Market based on market capitalization.
The Underlying Index is a modified capitalization-weighted index that is designed to represent the performance of companies across major industry groups, including computer hardware and software, telecommunications, retail/wholesale trade, and technology, but excluding financial companies, including investment companies, as classified by the Industry Classification Benchmark (ICB), a product of FTSE International Limited. Stock types eligible for inclusion in the Underlying Index include common stocks, ordinary shares and American depositary receipts that represent securities of non-U.S. issuers.
The Underlying Index is typically reweighted quarterly and rebalanced annually. The Fund is generally reweighted and rebalanced in accordance with the Underlying Index.
In seeking to track the investment results (before fees and expenses) of the Underlying Index, the portfolio managers primarily utilize a “full replication” methodology, pursuant to

1	Invesco Nasdaq 100 Index Fund

which the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.
The Fund can invest in derivative instruments including futures contracts. The Fund can use exchange-traded futures contracts, including index futures, to gain exposure to equity securities represented in the Underlying Index while managing cash balances.
The Fund intends to be diversified in approximately the same proportion as the Underlying Index is diversified. The Fund may be “non-diversified,” as defined in the Investment Company Act of 1940 (1940 Act), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. As a “non-diversified” fund, the Fund can invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund can. Shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Underlying Index. As of [____, 2020], the Underlying Index is non-diversified, and therefore as of that same date, the Fund is managed as non-diversified solely in accordance with the Underlying Index.
The Fund will concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of [___, 2020], the Fund had significant exposure to the [information technology] sector. The Fund’s portfolio holdings, and the extent to which it concentrates, are likely to change over time.

Principal Risks of Investing in the Fund

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Fund’s investments may go up or down due to general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
       Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, the Underlying Index, even if that security generally is underperforming. Additionally, the Fund generally rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule.
Industry Concentration Risk.  In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or group of industries. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or group of industries, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, the Fund faces more risks than if it were diversified broadly over numerous industries or groups of industries. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or group of industries. In addition, at times, such industry or group of industries may be out of favor and underperform other industries, groups of industries or the market as a whole.
Technology Sector Risk. Technology companies are subject to intense competition, rapid obsolescence of their products, issues with obtaining financing or regulatory approvals, product incompatibility, changing consumer preferences, high required corporate capital expenditure for research and development or infrastructure and development of new products, each of which make the prices of securities issued by these companies more volatile.
Non-Diversification Risk. Under the Investment Company Act of 1940 (1940 Act), a fund designated as “diversified” must limit its holdings such that the securities of issuers which individually represent more than 5% of its total assets must in the aggregate represent less than 25% of its total assets. The Fund is classified as “diversified” for purposes of the 1940 Act. However, in seeking to track its Underlying Index, the Fund may be “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. A non-diversified fund can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
Foreign Securities Risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Depositary Receipts Risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights

2	Invesco Nasdaq 100 Index Fund

with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
Risks of Futures Contracts. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.
Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing and reconstituting the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Performance Information

No performance information is available for the Fund because it has not yet completed a full calendar year of operations. In the future, the Fund will disclose performance information in a bar chart and performance table. Such disclosure will give some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance and by showing changes in the Fund’s performance from year to year. Past performance (before and after taxes) is not necessarily an indication of its future performance.
Management of the Fund

Investment Adviser: Invesco Advisers, Inc. (Invesco or the Adviser)
Investment Sub-Adviser: Invesco Capital Management LLC
Portfolio Managers	Title	Length of Service on the Fund

Peter Hubbard	Portfolio Manager	2020

Michael Jeanette	Portfolio Manager	2020

Tony Seisser	Portfolio Manager	2020

Pratik Doshi	Portfolio Manager	2020

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser or by telephone at 800-959-4246. Shares of the Fund, other than Class R5 shares, may also be purchased, redeemed or exchanged on any business day through our website at www.invesco.com/us or by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.
There are no minimum investments for Class R shares for fund accounts. The minimum investments for Class A, C and Y shares for fund accounts are as follows:
Type of Account	Initial Investment Per Fund	Additional Investments Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Employer Sponsored Retirement and Benefit Plans and Employer Sponsored IRAs	None	None

IRAs and Coverdell ESAs if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

With respect to Class R5 shares, there is no minimum initial investment for Employer Sponsored Retirement and Benefit Plans investing through a retirement platform that administers at least $2.5 billion in retirement plan assets. All other Employer Sponsored Retirement and Benefit Plans must meet a minimum initial investment of at least $1 million in each Fund in which it invests.
For all other institutional investors purchasing Class R5 shares, the minimum initial investment is $1 million, unless such investment is made by (i) an investment company, as defined under the Investment Company Act of 1940, as amended (1940 Act), that is part of a family of investment companies which own in the aggregate at least $100 million in securities, or (ii) an account established with a 529 college savings plan managed by Invesco, in which case there is no minimum initial investment.
Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan, 529 college savings plan or individual retirement account. Any distributions from a 401(k) plan or individual retirement account may be taxed as ordinary income when withdrawn from such plan or account.
Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over

3	Invesco Nasdaq 100 Index Fund

another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.
Investment Objective(s), Strategies, Risks and Portfolio Holdings

Objective(s) and Strategies

The Fund’s investment objective is to seek to track the investment results (before fees and expenses) of the NASDAQ-100 Index® (the “Underlying Index”).
The Fund’s investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities represented in the Underlying Index and in derivatives and other instruments that have economic characteristics similar to such securities. This policy may be changed by the Board, but no change is anticipated. If the Fund’s policy changes, the Fund will notify shareholders at least 60 days prior to implementation of the change.
The Underlying Index includes 100 of the largest domestic and international nonfinancial companies listed on the Nasdaq Stock Market based on market capitalization. Non-financial companies are those companies that are classified under all Industry Codes except 8000 according to the ICB. The Underlying Index reflects companies across major industry groups, including computer hardware and software, telecommunications, retail/wholesale trade, and technology. It excludes financial companies, including investment companies. Stock types generally eligible for inclusion in the Underlying Index are common stocks, ordinary shares, tracking stocks, shares of beneficial interest, limited partnership interests, as well as American depositary receipts that represent securities of non-U.S. issuers. There is no minimum market capitalization requirement for inclusion in the Underlying Index.
To be eligible for inclusion in the Underlying Index, a stock must meet additional criteria, including:
•	the stock must have a minimum three-month average daily trading volume of 200,000 shares;
•	the stock may not be issued by an issuer currently in bankruptcy proceedings;
•
if the issuer of the stock is organized under the laws of a jurisdiction outside the U.S., then such stock must have listed options on a recognized options market in the U.S. or be eligible for listed-options trading on a recognized options market in the U.S.;

•
the issuer of the security generally may not have entered into a definitive agreement or other arrangement that would make it ineligible for Index inclusion and where the transaction is imminent as determined by Nasdaq, Inc. (the “Index Provider”); and

•	the stock must have traded for at least three full months on an eligible exchange (such as The Nasdaq Stock Market, New York Stock Exchange, NYSE American or CBOE BZX).
The Underlying Index is typically rebalanced annually after the close of trading on the third Friday in December. To be eligible for inclusion in the Underlying Index, a stock must meet the above eligibility criteria based on market data as of the end of October and total shares outstanding as of the end of November. The Underlying Index is calculated under a “modified market capitalization-weighted” methodology, which is a hybrid between equal weighting and conventional capitalization weighting. No issuer may exceed 20% of the weight of the Underlying Index. As of [___, 2020], the Underlying Index contained [__] securities from companies with capitalizations ranging from $[__] to $[__].
 The Underlying Index is typically reweighted quarterly in March, June, September and December after the close of trading on the third Friday in those respective months. The reweighting process uses data regarding the total outstanding shares and last sale price of all component securities as of the end of the month prior to the reweighting (i.e., February, May, August and November). However, a special rebalance may be conducted at any time based if it is determined to be necessary to maintain the integrity of the Underlying Index. In addition, securities may be added to or removed from the Underlying Index outside of a scheduled rebalance in certain situations, including, for example, if the Index Provider determines that a security has or will undergo a fundamental alteration that would make it ineligible for inclusion in the Underlying Index.  Furthermore, certain corporate actions and events of issuers in the Underlying Index may require maintenance and adjustments to the Underlying Index.
The Fund is generally rebalanced and reweighted in accordance with the Underlying Index.
In seeking to track the investment results (before fees and expenses) of the Underlying Index, the portfolio managers primarily utilize a “full replication” methodology pursuant to which the Fund generally invests in all of the securities comprising its Underlying Index in approximately the same proportions as the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the portfolio managers may purchase a sample of securities in its Underlying Index.
A “sampling” methodology means that the portfolio managers use a quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, return variability, earnings valuation, yield and other financial characteristics of securities. When employing a sampling methodology, the portfolio managers base the quantity of holdings in the Fund on a number of factors, including asset size of the Fund, and generally expects the Fund to hold less than the total number of securities in the Underlying Index. However, the portfolio managers reserve the right to invest the Fund in as many securities as they believe necessary to achieve the Fund’s investment objective.
There also may be instances in which the Adviser may choose to (i) overweight or underweight a security in the Underlying Index, (ii) purchase securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index, or (iii) utilize various combinations of other available investment techniques in seeking to track the Underlying Index.
The Fund may sell securities included in the Underlying Index in anticipation of their removal from the Underlying Index, or purchase securities not included in the Underlying Index in anticipation of their addition to the Underlying Index.
The Fund can use exchange-traded futures contracts, including index futures, to gain exposure to equity securities represented in the Underlying Index while managing cash balances. For example, the Fund may receive cash as a result of a shareholder purchase prior to its periodic rebalancing; instead of holding the cash until the next rebalancing of the Fund’s portfolio, the portfolio managers may purchase index futures to maintain exposure to securities included in the Underlying Index. When the Fund’s portfolio is rebalanced, the index futures would be sold and the resulting cash would be invested in securities included in the Underlying Index.

4	Invesco Nasdaq 100 Index Fund

A futures contract is a standardized agreement between two parties to buy or sell a specified quantity of an underlying asset at a specified price at a specified future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying asset. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying asset on the settlement date or paying a cash settlement amount on the settlement date.
The Fund intends to be diversified in approximately the same proportion as the Underlying Index is diversified. The Fund may be “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. As a “non-diversified” fund, the Fund can invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund can. Shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Underlying Index. As of [____, 2020], the Underlying Index is non-diversified, and therefore as of that same date, the Fund is managed as non-diversified solely in accordance with the Underlying Index.
The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries.
The Fund’s investments in the types of securities and other investments described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities and other investments described in this prospectus. The Fund may also invest in securities and other investments not described in this prospectus.
For more information, see “Description of the Fund and Its Investments and Risks” in the Fund’s SAI.

Risks

The principal risks of investing in the Fund are:
       Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Fund’s investments may go up or down due to general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, or adverse investor sentiment generally. The value of the Fund’s investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. In addition, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events may have a significant impact on the value of the Fund’s investments, as well as the financial markets and global economy generally. Because the Fund is passively managed, such circumstances may also impact the Fund to a greater degree than mutual funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Index Risk. Unlike many investment companies that are “actively managed,” the Fund is a “passive” investor and therefore does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to or removed from, respectively, the Underlying Index, even if that security generally is underperforming. If a specific security is removed from the Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund generally rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will typically result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of mutual funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.
Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or group of industries. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or group of industries, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, the Fund may face more risks than if it were diversified broadly over numerous industries or groups of industries. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or group of industries. In addition, at times, such industry or group of industries may be out of favor and underperform other industries, groups of industries or the market as a whole. Information about the Fund’s exposure to a particular industry or group of industries will be available in the Fund’s Annual and Semi-Annual Reports to Shareholders, as well as on required forms filed with the SEC.
Technology Sector Risk. Technology companies are subject to intense competition and their products are at risk of rapid obsolescence, which make the prices of securities issued by these companies particularly volatile. Factors that may significantly affect the market value of securities of issuers in the technology sector include the failure to obtain, or delays in obtaining, financing or regulatory approvals, product incompatibility, changing consumer preferences, high required corporate capital expenditure for research and development or infrastructure and development of new products.
Non-Diversification Risk. Under the 1940 Act, a fund designated as “diversified” must limit its holdings such that the securities of issuers which individually represent more than 5% of its total assets must in the aggregate represent less than 25% of its total assets. The Fund is classified as “diversified” for purposes of the 1940 Act. However, in seeking to track its

5	Invesco Nasdaq 100 Index Fund

Underlying Index, the Fund may be “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. A non-diversified fund can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
Foreign Securities Risk. The value of the Fund’s foreign investments may be adversely affected by political and social instability in the home countries of the issuers of the investments, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. Also, there may be less publicly available information about companies in certain foreign countries than about U.S. companies making it more difficult for the Adviser to evaluate those companies. The laws of certain countries may put limits on the Fund’s ability to recover its assets held at a foreign bank if the foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors. Foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
Derivatives Risk. A derivative is an instrument whose value depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, which are described below.

■ Counterparty Risk. Certain derivatives do not trade on an established exchange (referred to as over-the-counter (OTC) derivatives) and are simply financial contracts between the Fund and a counterparty. When the Fund is owed money on an OTC derivative, the Fund is dependent on the counterparty to pay or, in some cases, deliver the underlying asset, unless the Fund can otherwise sell its derivative contract to a third party prior to its expiration. Many counterparties are financial institutions such as banks and broker-dealers and their creditworthiness (and ability to pay or perform) may be negatively impacted by factors affecting financial institutions generally. In addition, in the event that a counterparty becomes bankrupt or insolvent, the Fund’s ability to recover the collateral that the Fund has on deposit with the counterparty could be delayed or impaired. For derivatives traded on a centralized exchange, the Fund generally is dependent upon the solvency of the relevant exchange clearing house (which acts as a guarantor for each contractual obligation under such derivatives) for payment on derivative instruments for which the Fund is owed money.
■ Leverage Risk. Many derivatives do not require a payment up front equal to the economic exposure created by holding a position in the derivative, which creates a form of leverage. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset. Leverage may therefore make the Fund’s returns more volatile and increase the risk of loss. The Fund segregates or earmarks liquid assets with a value at least equal to the amount that the Fund owes the derivative counterparty each day, if any, or otherwise holds instruments that offset the Fund’s daily obligation under the derivatives instrument. This process is sometimes referred to as “cover.” The amount of liquid assets needed as cover will fluctuate over time as the value of the derivative instrument rises and falls. If the value of the Fund’s derivative positions or the value of the assets used as cover unexpectedly decreases, the Fund may be forced to segregate additional liquid assets as cover or sell assets at a disadvantageous time or price to meet its derivative obligations or to meet redemption requests, which could affect management of the Fund and the Fund’s returns. In certain market conditions, losses on derivative instruments can grow larger while the value of the Fund’s other assets fall, resulting in the Fund’s derivative positions becoming a larger percentage of the Fund’s investments.
■ Liquidity Risk. There is a smaller pool of buyers and sellers for certain derivatives, particularly OTC derivatives, than more traditional investments such as stocks. These buyers and sellers are often financial institutions that may be unable or unwilling to buy or sell derivatives during times of financial or market stress. Derivative instruments may therefore be less liquid than more traditional investments and the Fund may be unable to sell or exit its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. To the extent that the Fund is unable to exit a derivative position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of the Fund and its ability to meet redemption requests may be impaired to the extent that a substantial portion of the Fund’s otherwise liquid assets must be used as margin or cover. Another consequence of illiquidity is that the Fund may be required to hold a derivative instrument to maturity and take or make delivery of the underlying asset that the Adviser would otherwise have attempted to avoid.
■ Other Risks. Compared to other types of investments, derivatives may be harder to value and may also be less tax efficient, as described under the “Taxes” section of the prospectus. In addition, changes in government regulation

6	Invesco Nasdaq 100 Index Fund

of derivative instruments could affect the character, timing and amount of the Fund’s taxable income or gains, and may limit or prevent the Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Fund to change its investment strategy. Derivatives strategies may not always be successful. For example, to the extent that the Fund uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative instrument and the value of the instrument being hedged or the relevant market or market segment, in which case the Fund may not realize the intended benefits. There is also the risk that during adverse market conditions, an instrument which would usually operate as a hedge provides no hedging benefits at all. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.
Risks of Futures Contracts. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.
Non-Correlation Risk. The Fund’s returns may not match the return of the Underlying Index (that is, it may experience tracking error) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. To the extent that the Fund has recently commenced operations and/or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the Fund. Additionally, if the Fund uses a sampling approach, it may result in returns for the Fund that are not as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index.
The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. The Fund’s transactions, which are principally in cash and therefore could be subject to incurring higher costs in buying or selling securities, may also contribute to tracking error. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.The Fund generally attempts to remain fully invested in the constituents of the Underlying Index. However, the Adviser may not fully invest the Fund at times, either as a result of cash flows into the Fund, to retain a reserve of cash to meet redemptions and expenses, or because of low assets (particularly when the Fund is new and has operated only for a short period).
     The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets and under corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.
Sampling Risk. The use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater. In addition, by sampling the securities in the Underlying Index, the Fund faces the risk that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Underlying Index, thereby increasing tracking error.
Portfolio Holdings

A description of Fund policies and procedures with respect to the disclosure of Fund portfolio holdings is available in the SAI, which is available at www.invesco.com/us.

Fund Management

The Adviser(s)

Invesco serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.
Sub-Advisers. Invesco Capital Management LLC (Invesco Capital or the Sub-Adviser) serves as the Fund’s investment sub-adviser. Invesco Capital, an affiliate of the Adviser, incorporated in 2003, is located at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. Invesco Capital is a registered investment adviser that serves as the investment adviser to the Invesco family of ETFs, with combined assets under management of more than $[__] as of [____, 2020]. Invesco Capital provides portfolio management services to the Fund.
In addition, Invesco has entered into one or more Sub-Advisory Agreements with certain affiliates to serve as sub-advisers to the Fund (the Sub-Advisers). Invesco may appoint the Sub-Advisers from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund. The Sub-Advisers and the Sub-Advisory Agreements are described in the SAI.

7	Invesco Nasdaq 100 Index Fund

Potential New Sub-Advisers (Exemptive Order Structure). The SEC has also granted exemptive relief that permits the Adviser, subject to certain conditions, to enter into new sub-advisory agreements with affiliated or unaffiliated sub-advisers on behalf of the Fund without shareholder approval. The exemptive relief also permits material amendments to existing sub-advisory agreements with affiliated or unaffiliated sub-advisers (including the Sub-Advisory Agreements with the Sub-Advisers) without shareholder approval. Under this structure, the Adviser has ultimate responsibility, subject to oversight of the Board, for overseeing such sub-advisers and recommending to the Board their hiring, termination, or replacement. The structure does not permit investment advisory fees paid by the Fund to be increased without shareholder approval, or change the Adviser’s obligations under the investment advisory agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Fund.

Exclusion of Adviser from Commodity Pool Operator Definition
With respect to the Fund, the Adviser intends to claim an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, will not be subject to CFTC registration or regulation as a CPO. In addition, the Adviser intends to rely upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC with respect to the Fund.
The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forwards. The Fund is permitted to invest in these instruments as further described in the Fund’s SAI. However, the Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Adviser Compensation

The Adviser receives a fee from the Fund calculated at the annual rate of 0.15% of the first $2 billion and 0.14% of the amount over $2 billion of average daily net assets.
Invesco, not the Fund, pays sub-advisory fees, if any.
When issued, a discussion regarding the basis for the Board’s approval of the investment advisory agreement and investment sub-advisory agreements of the Fund will be available in the Fund’s next annual or semi-annual report to shareholders.

Portfolio Managers

Investment management decisions for the Fund are made by the investment management team at Invesco and Invesco Capital. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
■	Peter Hubbard, Portfolio Manager, who has been responsible for the Fund since 2020 and has been associated with Invesco Capital and/or its affiliates since 2005.
■	Michael Jeanette, Portfolio Manager, who has been responsible for the Fund since 2020 and has been associated with Invesco Capital and/or its affiliates since 2008.
■	Tony Seisser, Portfolio Manager, who has been responsible for the Fund since 2020 and has been associated with Invesco Capital and/or its affiliates since 2013.
■
Pratik Doshi, Portfolio Manager, who has been responsible for the Fund since 2020 and has been associated with Invesco Capital and/or its affiliates since 2018. From 2016 to 2018, Mr. Doshi earned his MBA from the University of Chicago. From 2014 to 2016, he was employed by Bank of America-Merrill Lynch where he served as a vice president.

More information on the portfolio managers may be found at www.invesco.com/us. The website is not part of this prospectus.
The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.

Other Information

Sales Charges

Purchases of Class A shares of the Fund are subject to the maximum 5.50% initial sales charge as listed under the heading “Category I Initial Sales Charges” in the “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” section of the prospectus. Purchases of Class C shares are subject to a contingent deferred sales charge (CDSC). For more information on CDSCs, see the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of this prospectus.

Dividends and Distributions

The Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.

Dividends

The Fund generally declares and pays dividends from net investment income, if any, quarterly.

Capital Gains Distributions

The Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic volatility, the Fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though the Fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Nasdaq or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund.
The Corporations calculate and maintain the Underlying Index for the Fund.
The Corporations make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Index to track general stock market performance.
The Corporations’ only relationship to the Adviser is in the licensing of the “Nasdaq-100 Index®,” “Nasdaq-100®,” “Nasdaq®,” “The Nasdaq Stock Market®,” trade/service

8	Invesco Nasdaq 100 Index Fund

marks, and certain trade names of the Corporations and the use of the Index, which is determined, composed and calculated by Nasdaq without regard to Adviser or the Fund. Nasdaq has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Index.
Nasdaq and its affiliates do not guarantee the accuracy and/or the completeness of the Index or any data used to calculate the Index or determine the Index components. Nasdaq and its affiliates do not guarantee the uninterrupted or undelayed calculation or dissemination of the Index. Nasdaq and its affiliates shall have no liability for any errors, omissions, or interruptions therein. Nasdaq and its affiliates do not guarantee that the Index accurately reflects past, present, or future market performance. Nasdaq and its affiliates make no warranty, express or implied, as to results to be obtained by the Adviser, the Fund, Fund shareholders, or any other person or entity from the use of the Index or any data included therein. Nasdaq and its affiliates make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use, with respect to the Index or any data included therein. Nasdaq and its affiliates make no representation or warranty, express or implied, and bear no liability with respect to the Fund. Without limiting any of the foregoing, in no event shall Nasdaq or its affiliates have any liability for any lost profits or indirect, punitive, special, or consequential damages (including lost profits), even if notified of the possibility of such damages.

The Adviser, the Sub-Adviser and their affiliates (collectively, the Adviser Parties) do not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser Parties shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein.
The Adviser Parties make no warranty, express or implied, as to results to be obtained by the Fund, owners of shares of the Fund, or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser Parties make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser Parties have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Financial Highlights

Prior to the date of this prospectus, the Fund had not yet commenced operations; therefore, financial highlights are not available.

9	Invesco Nasdaq 100 Index Fund

Shareholder Account Information
In addition to the Fund(s), the Adviser serves as investment adviser to many other Invesco mutual funds that are offered to investors (Invesco Funds or Funds). The following information is about all of the Invesco Funds and their share classes that have different fees and expenses.
Some investments in the Funds are made through accounts that are maintained by intermediaries (and not in the name of an individual investor) and some investments are made indirectly through products that use the Funds as underlying investments, such as Retirement and Benefit Plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the name of an individual investor), the intermediary or conduit investment vehicle may impose rules that differ from, and/or charge a transaction or other fee in addition to, those described in this prospectus. Please consult your financial adviser or other financial intermediary for details.
Unless otherwise provided, the following are certain defined terms used throughout this prospectus:
■
Employer Sponsored Retirement and Benefit Plans include (i) employer sponsored pension or profit sharing plans that qualify under section 401(a) of the Internal Revenue Code of 1986, as amended (the Code), including 401(k), money purchase pension, profit sharing and defined benefit plans; (ii) 403(b) and non-qualified deferred compensation arrangements that operate similar to plans described under (i) above, such as 457 plans and executive deferred compensation arrangements; (iii) health savings accounts maintained pursuant to Section 223 of the Code; and (iv) voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code.

■	Individual Retirement Accounts (IRAs) include Traditional and Roth IRAs.
■
Employer Sponsored IRAs include Simplified Employee Pension (SEP), Salary Reduction Simplified Employee Pension (SAR-SEP), and Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRAs.

■	Retirement and Benefit Plans include Employer Sponsored Retirement and Benefit Plans, IRAs and Employer Sponsored IRAs.
Shareholder Account Information and additional information is available on the Internet at www.invesco.com/us. To access your account, go to the tab for “Account access,” then click on “Account Access” under “Accounts & Services.” For additional information about Invesco Funds, consult the Fund’s prospectus and SAI, which are available on that same website or upon request free of charge. The website is not part of this prospectus.
Choosing a Share Class
Each Fund may offer multiple classes of shares and not all Funds offer all share classes discussed herein. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial adviser to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular Fund’s share classes.

Share Classes Class A	Class C	Class R	Class Y	Class R5 and R6
■ Initial sales charge which may be waived or reduced[1]	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge
■ CDSC on certain redemptions[1]	■ CDSC on redemptions within one year[3]	■ No CDSC	■ No CDSC	■ No CDSC
■ 12b-1 fee of up to 0.25%[2]	■ 12b-1 fee of up to 1.00%[4]	■ 12b-1 fee of up to 0.50%	■ No 12b-1 fee	■ No 12b-1 fee
	■ Investors may only open an account to purchase Class C shares if they have appointed a financial intermediary. This restriction does not apply to Employer Sponsored Retirement and Benefit Plans.	■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares
	■ Purchase maximums apply	■ Intended for Employer Sponsored Retirement and Benefit Plans		■ Special eligibility requirements and investment minimums apply (see “Share Class Eligibility – Class R5 and R6 shares” below)
1	Invesco Conservative Income Fund and Invesco Oppenheimer Short Term Municipal Fund do not have initial sales charges or CDSCs on redemptions.
2
Class A2 shares of Invesco Limited Term Municipal Income Fund and Investor Class shares of Invesco Government Money Market Fund, Invesco Premier Portfolio, Invesco Premier Tax-Exempt Portfolio and Invesco Premier U.S. Government Money Portfolio do not have a 12b-1 fee; Invesco Short Term Bond Fund Class A shares and Invesco Short Duration Inflation Protected Fund Class A2 shares have a 12b-1 fee of 0.15%; and Invesco Conservative Income Fund Class A shares have a 12b-1 fee of 0.10%.

3
CDSC does not apply to redemption of Class C shares of Invesco Short Term Bond Fund unless you received Class C shares of Invesco Short Term Bond Fund through an exchange from Class C shares from another Invesco Fund that is still subject to a CDSC.

4
The 12b-1 fee for Class C shares of certain Funds is less than 1.00%. The “Fees and Expenses of the Fund—Annual Fund Operating Expenses” section of this prospectus reflects the actual 12b-1 fees paid by a Fund.

In addition to the share classes shown in the chart above, the following Funds offer the following additional share classes further described in this prospectus:
■
Investor Class shares: Invesco Diversified Dividend Fund, Invesco Dividend Income Fund, Invesco Energy Fund, Invesco European Growth Fund, Invesco Health Care Fund, Invesco High Yield Fund, Invesco Income Fund, Invesco International Core Equity Fund, Invesco Low Volatility Equity Yield

Fund, Invesco Government Money Market Fund, Invesco Municipal Income Fund, Invesco Real Estate Fund, Invesco Small Cap Growth Fund, Invesco Technology Fund, Invesco Premier Portfolio, Invesco Premier Tax-Exempt Portfolio and Invesco Premier U.S. Government Money Portfolio.

■	Class A2 shares: Invesco Short Duration Inflation Protected Fund and Invesco Limited Term Municipal Income Fund;

A-1	The Invesco Funds

■	Class AX shares: Invesco Balanced-Risk Retirement Funds and Invesco Government Money Market Fund;
■	Class CX shares: Invesco Balanced-Risk Retirement Funds and Invesco Government Money Market Fund;
■	Class RX shares: Invesco Balanced-Risk Retirement Funds;
■	Class P shares: Invesco Summit Fund;
■
Class S shares: Invesco Charter Fund, Invesco Select Risk: Moderately Conservative Investor Fund, Invesco Select Risk: Growth Investor Fund, Invesco Select Risk: Moderate Investor Fund and Invesco Summit Fund; and

■	Invesco Cash Reserve Shares: Invesco Government Money Market Fund and Invesco Oppenheimer Government Money Market Fund.
Share Class Eligibility
Class A, C and Invesco Cash Reserve Shares
Class A, C and Invesco Cash Reserve Shares are generally available to all retail investors, including individuals, trusts, corporations, business and charitable organizations and Retirement and Benefit Plans. Investors may only open an account to purchase Class C shares if they have appointed a financial intermediary. This restriction does not apply to Employer Sponsored Retirement and Benefit Plans. The share classes offer different fee structures that are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial adviser and any other financial intermediaries who will be involved in the servicing of your account when choosing a share class.
Class A2 Shares
Class A2 shares, which are offered only on Invesco Short Duration Inflation Protected Fund and Invesco Limited Term Municipal Income Fund, are closed to new investors. All references in this “Shareholder Account Information” section of this prospectus to Class A shares shall include Class A2 shares, unless otherwise noted.
Class AX, CX and RX Shares
Class AX, CX and RX shares are closed to new investors. Only investors who have continuously maintained an account in Class AX, CX or RX of a specific Fund may make additional purchases into Class AX, CX and RX, respectively, of such specific Fund. All references in this “Shareholder Account Information” section of this prospectus to Class A, C or R shares of the Invesco Funds shall include Class AX (excluding Invesco Government Money Market Fund), CX, or RX shares, respectively, of the Invesco Funds, unless otherwise noted. All references in this “Shareholder Account Information” section of this prospectus to Invesco Cash Reserve Shares of Invesco Government Money Market Fund shall include Class AX shares of Invesco Government Money Market Fund, unless otherwise noted.
Class P Shares
In addition to the other share classes discussed herein, the Invesco Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.
Class R Shares
Class R shares are intended for Employer Sponsored Retirement and Benefit Plans. If you received Class R shares as a result of a merger or reorganization of a predecessor fund into any of the Funds, you will be permitted to make additional Class R shares purchases.
Class R5 and R6 Shares
Class R5 and R6 shares of the Funds (except for the Invesco Oppenheimer Master Event-Linked Bond Fund, Invesco Oppenheimer Master Inflation Protected Securities Fund and Invesco Oppenheimer Master Loan Fund) are available for use by Employer Sponsored Retirement and Benefit Plans, held either at the plan level or through omnibus accounts, that generally process no more than one net redemption and one net purchase transaction each day.
Class R5 and R6 shares of the Funds are also available to institutional investors. Institutional investors are: banks, trust companies, collective trust funds, entities acting for the account of a public entity (e.g., Taft-Hartley funds, states, cities or government agencies), funds of funds or other pooled investment vehicles, 529 college savings plans, financial intermediaries and corporations investing for their own accounts, endowments and foundations. For information regarding investment minimums for Class R5 and R6 shares, please see “Minimum Investments” below.
Class R6 shares of the Funds are also available through an intermediary that has agreed with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts that generally process no more than one net redemption and one net purchase transaction each day.
The Invesco Oppenheimer Master Event-Linked Bond Fund, Invesco Oppenheimer Master Inflation Protected Securities Fund and Invesco Oppenheimer Master Loan Fund are only available for purchase by other Funds in the Invesco fund family and other Invesco pooled investment vehicles.
Shareholders eligible to purchase Class R6 Shares must meet the requirements specified by their intermediary. Not all intermediaries offer Class R6 Shares to their customers.
Class S Shares
Class S shares are limited to investors who purchase shares with the proceeds received from a systematic contractual investment plan redemption within the 12 months prior to purchasing Class S shares, and who purchase through an approved financial intermediary that has an agreement with the distributor to sell Class S shares. Class S shares are not otherwise sold to members of the general public. An investor purchasing Class S shares will not pay an initial sales charge. The investor will no longer be eligible to purchase additional Class S shares at that point where the value of the contributions to the prior systematic contractual investment plan combined with the subsequent Class S share contributions equals the face amount of what would have been the investor’s systematic contractual investment plan under the 30-year investment option. The face amount of a systematic contractual investment plan is the combined total of all scheduled monthly investments under that plan. For a plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30-year extended investment option.
Class Y Shares
Class Y shares are available to (i) investors who purchase through an account that is charged an asset-based fee or commission by a financial intermediary, including through brokerage platforms, where a broker is acting as the investor’s agent, that may require the payment by the investor of a commission and/or other form of compensation to that broker, (ii) endowments, foundations, or Employer Sponsored Retirement and Benefit Plans (with the exception of “Solo 401(k)” Plans and 403(b) custodial accounts held directly at Invesco), (iii) banks or bank trust departments acting on their own behalf or as trustee or manager for trust accounts, or (iv) any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.
Subject to any conditions or limitations imposed on the servicing of Class Y shares by your financial adviser, if you received Class Y shares as a result of a merger or reorganization of a predecessor fund into any of the Funds, you will be permitted to make additional Class Y share purchases. In

A-2	The Invesco Funds

addition, you will be permitted to make additional Class Y shares purchases if you owned Class Y shares in a “Solo 401(k)” Plan or 403(b) custodial account held directly at Invesco if you held such shares in your account on or prior to May 24, 2019.
Investor Class Shares
Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Only the following persons may purchase Investor Class shares:
■
Investors who established accounts prior to April 1, 2002, in Investor Class shares with Invesco Distributors, Inc. (Invesco Distributors) who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons) without a designated intermediary. These investors are referred to as “Investor Class grandfathered investors.”

■
Customers of a financial intermediary that has had an agreement with the Funds’ distributor or any Funds that offered Investor Class shares prior to April 1, 2002, that has continuously maintained such agreement. These intermediaries are referred to as “Investor Class grandfathered intermediaries.”

■
Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.

For additional shareholder eligibility requirements with respect to Invesco Premier Portfolio, please see “Shareholder Account Information – Purchasing Shares and Shareholder Eligibility – Invesco Premier Portfolio.”
Distribution and Service (12b-1) Fees
Except as noted below, each Fund has adopted a service and/or distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a Fund to pay distribution and service fees to Invesco Distributors to compensate or reimburse, as applicable, Invesco Distributors for its efforts in connection with the sale and distribution of the Fund’s shares, all or a substantial portion of which are paid to the dealer of record. Because the Funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cause you to pay more than the maximum permitted initial sales charges described in this prospectus.
The following Funds and share classes do not have 12b-1 plans:
■	Invesco Limited Term Municipal Income Fund, Class A2 shares.
■	Invesco Government Money Market Fund, Investor Class shares.
■	Invesco Premier Portfolio, Investor Class shares.
■	Invesco Premier U.S. Government Money Portfolio, Investor Class shares.
■	Invesco Premier Tax-Exempt Portfolio, Investor Class shares.
■	All Funds, Class Y, Class R5 and Class R6 shares
Under the applicable service and/or distribution plan, the Funds may pay distribution and/or service fees up to the following annual rates with respect to each Fund’s average daily net assets with respect to such class (subject to the exceptions noted on page A-1):
■	Class A shares: 0.25%
■	Class C shares: 1.00%
■	Class P shares: 0.10%
■	Class R shares: 0.50%
■	Class S shares: 0.15%
■	Invesco Cash Reserve Shares: 0.15%
■	Investor Class shares: 0.25%
Please refer to the prospectus fee table for more information on a particular Fund’s 12b-1 fees.
Initial Sales Charges (Class A Shares Only)
The Funds are grouped into six categories for determining initial sales charges. The “Other Information” section of each Fund’s prospectus will tell you the sales charge category in which the Fund is classified. Additionally, Class A shares of Invesco Conservative Income Fund and Invesco Oppenheimer Short Term Municipal Fund do not have initial sales charges. As used below, the term “offering price” with respect to all categories of Class A shares includes the initial sales charge.
If you purchase $1,000,000 or more of Class A shares of Category I, II or V Funds or $250,000 or more of Class A shares of Category IV or VI Funds (a Large Purchase) the initial sales charge set forth below will be waived; though your shares will be subject to a 1% CDSC if you don’t hold such shares for at least 18 months.
Category I Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of Offering Price	As a % of Investment
Less than	$ 50,000	5.50%	5.82%
...
$50,000 but less than	$ 100,000	4.50	4.71
...
$100,000 but less than	$ 250,000	3.50	3.63
...
$250,000 but less than	$ 500,000	2.75	2.83
...
$500,000 but less than	$1,000,000	2.00	2.04
...

Category II Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of Offering Price	As a % of Investment
Less than	$ 100,000	4.25%	4.44%
...
$100,000 but less than	$ 250,000	3.50	3.63
...
$250,000 but less than	$ 500,000	2.50	2.56
...
$500,000 but less than	$1,000,000	2.00	2.04
...

Category III Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of Offering Price	As a % of Investment
Less than	$ 100,000	1.00%	1.01%
...
$100,000 but less than	$ 250,000	0.75	0.76
...
$250,000 but less than	$1,000,000	0.50	0.50
...

Category IV Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of Offering Price	As a % of Investment
Less than	$ 100,000	2.50%	2.56%
...
$100,000 but less than	$ 250,000	1.75	1.78
...

Category V Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of Offering Price	As a % of Investment
Less than	$ 100,000	3.25%	3.36%
...
$100,000 but less than	$ 250,000	2.75	2.83
...
$250,000 but less than	$ 500,000	1.75	1.78
...
$500,000 but less than	$1,000,000	1.50	1.52
...

Category VI Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of Offering Price	As a % of Investment
Less than	$ 50,000	5.50%	5.82%
...
$50,000 but less than	$ 100,000	4.50	4.71
...
$100,000 but less than	$ 250,000	3.50	3.63
...
Class A Shares Sold Without an Initial Sales Charge
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and

A-3	The Invesco Funds

procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, exchanges or conversions between classes or exchanges between Funds; account investment minimums; and minimum account balances, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers, discounts or other special arrangements. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.
The following types of investors may purchase Class A shares without paying an initial sales charge:
Waivers Available Directly from the Fund
■	Investors who purchase shares through a fee-based advisory account with an approved financial intermediary. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.
■	Employer Sponsored Retirement and Benefit Plans maintained on retirement platforms or by the Funds’ transfer agent or its affiliates:
■	with assets of at least $1 million; or
■	with at least 100 employees eligible to participate in the plan; or
■	that execute plan level or multiple-plan level transactions through a single omnibus account per Fund.
■	Any investor who purchases his or her shares with the proceeds of an in kind rollover, transfer or distribution from a Retirement and Benefit Plan where the account being funded by such rollover is to be maintained by the same financial intermediary, trustee, custodian or administrator that maintained the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof.
■	Investors who own Investor Class shares of a Fund, who purchase Class A shares of a different Fund through the same account in which the Investor Class Shares were first purchased.
■	Funds of funds or other pooled investment vehicles.
■	Insurance company separate accounts.
■	Any current or retired trustee, director, officer or employee of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.
■	Any registered representative or employee of any financial intermediary who has an agreement with Invesco Distributors to sell shares of the Invesco Funds (this includes any members of his or her immediate family).
■	Any investor purchasing shares through a financial intermediary that has a written arrangement with the Funds’ distributor in which the Funds’ distributor has agreed to participate in a no transaction fee program in which the financial intermediary will make Class A shares available without the imposition of a sales charge.
■	Former shareholders of Atlas Strategic Income Fund who purchase shares of a Fund into which shareholders of Invesco Oppenheimer Global Strategic Income Fund may exchange if permitted by the intermediary’s policies.
■	Former shareholders of Oppenheimer Total Return Fund Periodic Investment Plan who purchase shares of a Fund into which shareholders of Invesco Oppenheimer Main Street Fund may exchange if permitted by the intermediary’s policies.
In addition, investors may acquire Class A shares without paying an initial sales charge in connection with:
■	reinvesting dividends and distributions;
■	exchanging shares of one Fund that were previously assessed a sales charge for shares of another Fund;
■	purchasing shares in connection with the repayment of an Employer Sponsored Retirement and Benefit Plan loan administered by the Funds’ transfer agent; and
■
purchasing Class A shares with proceeds from the redemption of Class C, Class R, Class R5, Class R6 or Class Y shares where the redemption and purchase are effectuated on the same business day due to the distribution of a Retirement and Benefit Plan maintained by the Funds’ transfer agent or one of its affiliates.

Invesco Distributors also permits certain other investors to invest in Class A shares without paying an initial charge as a result of the investor’s current or former relationship with the Invesco Funds. For additional information about such eligibility, please reference the Funds’ SAI.
Waivers Available Through Certain Financial Intermediaries and Other Financial Intermediary-Specific Arrangements
The financial intermediary-specific waivers, discounts, policies regarding exchanges and conversions, account investment minimums, and minimum account balances that follow are only available to clients of those financial intermediaries specifically named below. Please contact your financial intermediary for questions regarding your eligibility and for more information with respect to your financial intermediary’s sales charge waivers, discounts, investment minimums, minimum account balances and other special arrangements. Financial intermediary-specific sales charge waivers, discounts, investment minimums, minimum account balances and other special arrangements are implemented and administered by each financial intermediary. It is the responsibility of your financial intermediary (and not the Funds) to ensure that you obtain proper financial intermediary-specific waivers, discounts, investment minimums, minimum account balances and other special arrangements. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. Please contact your financial intermediary for more information regarding the sales charge waivers, discounts, investment minimums, minimum account balances and other special arrangements available to you and to ensure that you understand the steps you must take to qualify for such arrangements. The terms and availability of these waivers and special arrangements may be amended or terminated at any time.
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
■	Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
■
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan;

■	Shares purchased by a 529 Plan (does not include 529 Plan unit or 529-specific share classes or equivalents);
■	Shares purchased through a Merrill Lynch affiliated investment advisory program;
■
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers;

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform;
■	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable);
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family);
■	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers;
■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members;
■	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus; and
■
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the

A-4	The Invesco Funds

same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.

■	CDSC Waivers on A and C Shares available at Merrill Lynch
■	Death or disability of the shareholder;
■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus;
■	Return of excess contributions from an IRA Account;
■	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code;
■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch;
■	Shares acquired through a right of reinstatement;
■	Shares held in retirement brokerage accounts, that are converted to a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only); and
■
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

■	Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
■	Breakpoints as described in this prospectus;
■
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets; and

■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable).

Shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts with respect to Class A shares, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
■	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).
■	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
■	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
■	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
■
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
■	Automatic Exchange of Class C shares
■	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.
■	Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
■
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans;

■	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules;
■	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund;
■	Shares purchased through a Morgan Stanley self-directed brokerage account;
■
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program; and

■
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Shareholders purchasing Fund shares through a Raymond James Financial Services, Inc., Raymond James affiliates and each entity’s affiliates (Raymond James) platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
■	Front-end sales load waivers on Class A shares available at Raymond James
■	Shares purchased in an investment advisory program.
■	Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend distributions.
■	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
■
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

A-5	The Invesco Funds

■
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

■	CDSC Waivers on Classes A and C shares available at Raymond James
■	Death or disability of the shareholder.
■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
■	Return of excess contributions from an IRA Account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

■	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
■	Shares acquired through a right of reinstatement.
■	Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent
■	Breakpoints as described in this prospectus.
■
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

■
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Effective January 2020, shareholders purchasing fund shares including existing fund shareholders through a D.A. Davidson &. Co. (“D.A. Davidson”) platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
■	Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson
■	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
■	Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.
■
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

■
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

■	CDSC Waivers on Classes A and C shares available at D.A. Davidson
■	Death or disability of the shareholder.
■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
■	Return of excess contributions from an IRA Account.
■
Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts as described in the fund’s prospectus beginning in the calendar year the shareholder turns age 72.

■	Shares acquired through a right of reinstatement.
■	Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent
■	Breakpoints as described in this prospectus.
■
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

■
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Effective May 1, 2020, shareholders purchasing shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
■	Front-end sales charge* waivers on Class A shares available at Janney
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
■	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
■
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

■
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

■	Shares acquired through a right of reinstatement.
■	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
■	CDSC waivers on Class A and C shares available at Janney
■	Shares sold upon the death or disability of the shareholder.
■	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
■	Shares purchased in connection with a return of excess contributions from an IRA account.
■
Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s Prospectus.

■	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
■	Shares acquired through a right of reinstatement.
■	Shares exchanged into the same share class of a different fund.
■	Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent
■	Breakpoints as described in the fund’s Prospectus.
■
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

A-6	The Invesco Funds

■
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Effective May 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI
■	Front-end Sales Load Waivers on Class A Shares available at OPCO
■
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

■	Shares purchased by or through a 529 Plan
■	Shares purchased through an OPCO affiliated investment advisory program
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
■
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

■
A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

■	Employees and registered representatives of OPCO or its affiliates and their family members
■	Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus
■	CDSC Waivers on A and C Shares available at OPCO
■	Death or disability of the shareholder
■	Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
■	Return of excess contributions from an IRA Account
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

■	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO Shares acquired through a right of reinstatement
■	Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
■	Breakpoints as described in this prospectus.
■
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. Incorporated (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI
■	Front-End Sales Charge Waivers on Class A-shares Available at Baird
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
■	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird
■
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

■
A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

■
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

■	CDSC Waivers on Classes A and C shares Available at Baird
■	Shares sold due to death or disability of the shareholder
■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
■	Return of excess contributions from an IRA Account
■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s prospectus
■	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
■	Shares acquired through a right of reinstatement
■	Front-End Sales Charge Discounts Available at Baird: Breakpoints, Rights of Accumulation and/or letters of intent
■	Breakpoints as described in this prospectus
■
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

■	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of within a fund family through Baird, over a 13-month period of time

Effective on or after May 1, 2020, shareholders purchasing Fund shares through the Edward Jones commission and fee-based platforms will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Invesco Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.
■	Front-end sales load waivers on Class A shares available at Edward Jones
■
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing.

■	Shares purchased in an Edward Jones fee-based program.
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
■
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

■	Shares exchanged into class A shares from another share class so long as the exchange is into the same fund and was initiated at the

A-7	The Invesco Funds

discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

■	Exchanges from class C shares to class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
■	CDSC Waivers on Classes A and C shares available at Edward Jones
■	Death or disability of the shareholder
■	Systematic withdrawals with up to 10% per year of the account value
■	Return of excess contributions from an Individual Retirement Account (IRA)
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches the qualified age based on applicable IRS regulations

■	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones
■	Shares exchanged in an Edward Jones fee-based program
■	Shares acquired through NAV reinstatement
■	Front-end load discounts available at Edward Jones: Breakpoints, Rights of Accumulation & Letters of Intent
■
Rights of Accumulation (ROA) which entitles the shareholder to the applicable sales charge on a purchase of Class A shares will be determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Invesco Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

■	ROA is determined by calculating the higher of cost or market value (current shares x NAV).
■
Letters of Intent (LOI) allow shareholders to receive sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Other Important Edward Jones Information
1.1 Minimum Purchase Amounts
•	$250 initial purchase minimum
•	$50 subsequent purchase minimum
1.2 Minimum Balances
•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
○	A fee-based account held on an Edward Jones platform
○	A 529 account held on an Edward Jones platform
○	An account with an active systematic investment plan or letter of intent (LOI)
1.3 Changing Share Classes
•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares.
Qualifying for Reduced Sales Charges and Sales Charge Exceptions
The following types of accounts qualify for reduced sales charges or sales charge exceptions under ROAs and LOIs:
1.	an individual account owner;
2.
immediate family of the individual account owner (which includes the individual’s spouse or domestic partner; the individual’s children, step-children or grandchildren; the spouse or domestic partner of the individual’s children, step-children or grandchildren; the individual’s parents and step-parents; the parents or step-parents of the individual’s spouse or domestic partner; the individual’s grandparents; and the individual’s siblings);

3.	a Retirement and Benefit Plan so long as the plan is established exclusively for the benefit of an individual account owner; and
4.
a Coverdell Education Savings Account (Coverdell ESA), maintained pursuant to Section 530 of the Code (in either case, the account must be established by an individual account owner or have an individual account owner named as the beneficiary thereof).

Alternatively, an Employer Sponsored Retirement and Benefit Plan or Employer Sponsored IRA may be eligible to purchase shares pursuant to a ROA at the plan level, and receive a reduced applicable initial sales charge for a new purchase based on the total value of the current purchase and the value of other shares owned by the plan’s participants if:
a)
the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the Invesco Funds will not accept separate contributions submitted with respect to individual participants);

b)	each transmittal is accompanied by checks or wire transfers; and
c)
if the Invesco Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies Invesco Distributors or its designee in writing that the separate accounts of all plan participants should be linked, and (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.

Participant accounts in a retirement plan that are eligible to purchase shares pursuant to a ROA at the plan level may not also be considered eligible to do so for the benefit of an individual account owner.
In all instances, it is the purchaser’s responsibility to notify Invesco Distributors or its designee of any relationship or other facts qualifying the purchaser as eligible for reduced sales charges and/or sales charge exceptions and to provide all necessary documentation of such facts in order to qualify for reduced sales charges or sales charge exceptions. For additional information on linking accounts to qualify for ROA or LOI, please see the Funds’ SAI.
Purchases of Class A shares of Invesco Conservative Income Fund and Invesco Oppenheimer Short Term Municipal Fund, Class AX shares or Invesco Cash Reserve Shares of Invesco Government Money Market Fund and Invesco Oppenheimer Government Money Market Fund, as applicable, or Investor Class shares of any Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to ROAs or LOIs.
Rights of Accumulation
Purchasers that qualify for ROA may combine new purchases of Class A shares of a Fund with shares of the Fund or other open-end Invesco Funds currently owned (Class A, C, IB, IC, P, R, S or Y) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase will be based on the total of your current purchase and the value of other shares owned based on their current public offering price. The Funds’ transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates.

A-8	The Invesco Funds

Letters of Intent
Under a LOI, you commit to purchase a specified dollar amount of Class A shares of one or more Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will generally be assessed the higher initial sales charge that would normally be applicable to the total amount actually invested. Shares equal in value to 5% of the intended purchase amount will be held in escrow for this purpose.
Reinstatement Following Redemption
If you redeem any class of shares of a Fund, you may reinvest all or a portion of the proceeds from the redemption (and may include that amount necessary to acquire a fractional Share to round off his or her purchase to the next full Share) in the same share class of any Fund within 180 days of the redemption without paying an initial sales charge. Class P, S, and Y redemptions may be reinvested into Class A shares without an initial sales charge.
This reinstatement privilege does not apply to a purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account.
This reinstatement privilege shall be suspended for the period of time in which a purchase block is in place on a shareholder’s account. Please see “Purchase Blocking Policy” discussed below.
In order to take advantage of this reinstatement privilege, you must inform your financial adviser or the Funds’ transfer agent that you wish to do so at the time of your reinvestment.
Contingent Deferred Sales Charges (CDSCs)
CDSCs on Class A Shares and Invesco Cash Reserve Shares
Any shares of a Large Purchase of Class A shares redeemed prior to 18 months after the date of purchase will be subject to a CDSC of 1% with the exception of Class A shares of Invesco Conservative Income Fund and Invesco Oppenheimer Short Term Municipal Fund which do not have CDSCs on redemptions.
If Invesco Distributors pays a concession to a financial intermediary in connection with a Large Purchase of Class A shares by an Employer Sponsored Retirement and Benefit Plan or SIMPLE IRA Plan, the Class A shares will be subject to a 1% CDSC if all of the Employer Sponsored Retirement and Benefit Plan’s or SIMPLE IRA’s shares are redeemed within one year from the date of initial purchase.
If you acquire Invesco Cash Reserve Shares of Invesco Government Money Market Fund or of Invesco Oppenheimer Government Money Market Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.
CDSCs on Class C Shares
Class C shares are subject to a CDSC. If you redeem your shares during the first year since your purchase has been made you will be assessed a 1% CDSC, unless you qualify for one of the CDSC exceptions outlined below.
CDSCs on Class C Shares – Employer Sponsored Retirement and Benefit Plans and Employer Sponsored IRAs
Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the Employer Sponsored Retirement and Benefit Plan’s or Employer Sponsored IRA’s shares are redeemed within one year from the date of initial purchase.
CDSCs on Class C Shares of Invesco Short Term Bond Fund
While Class C shares of Invesco Short Term Bond Fund are not subject to a CDSC, if you acquired shares of Invesco Short Term Bond Fund through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other Fund as a result of an exchange involving Class C shares of Invesco Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.
Computing a CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first, and then shares in the order of their purchase.
CDSC Exceptions
Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:
■	If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.
■	If you redeem shares to pay account fees.
■
If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

There are other circumstances under which you may be able to redeem shares without paying CDSCs. For additional information about such circumstances, please see the Appendix entitled “Purchase, Redemption and Pricing of Shares” in each Fund’s SAI.
Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.
The following share classes are sold without a CDSC:
■	Class C shares of Invesco Short Term Bond Fund
■	Class A2 shares of Invesco Short Duration Inflation Protected Fund and Invesco Limited Term Municipal Income Fund
■	Invesco Cash Reserve Shares of Invesco Government Money Market Fund and Invesco Oppenheimer Government Money Market Fund
■	Investor Class shares of any Fund
■	Class P shares of Invesco Summit Fund
■	Class R5 and R6 shares of any Fund
■
Class S shares of Invesco Charter Fund, Invesco Select Risk: Moderately Conservative Investor Fund, Invesco Select Risk: Growth Investor Fund, Invesco Select Risk: Moderate Investor Fund and Invesco Summit Fund

■	Class Y shares of any Fund
Purchasing Shares and Shareholder Eligibility
Invesco Premier U.S. Government Money Portfolio
For Invesco Premier U.S. Government Money Portfolio, you may purchase shares using one of the options below. Unless the Fund closes early on a business day, the Fund’s transfer agent will generally accept any purchase order placed until 5:00 p.m. Eastern Time on a business day and may accept a purchase order placed until 5:30 p.m. Eastern Time on a business day. If you wish to place an order between 5:00 p.m. and 5:30 p.m. Eastern Time on a business day, you must place such order by telephone; however, the Fund’s transfer agent reserves the right to reject or limit the amount of orders placed during this time. If the Fund closes early on a business day, the Fund’s transfer agent must receive your purchase order prior to such closing time. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verifies and records your identifying information.
Invesco Premier Tax-Exempt Portfolio
For Invesco Premier Tax-Exempt Portfolio, you may purchase shares using one of the options below. Unless the Fund closes early on a business day, the Fund’s transfer agent will generally accept any purchase order placed until 3:00 p.m. Eastern Time on a business day. If the Fund closes early on a business day, the Fund’s transfer agent must receive your purchase order

A-9	The Invesco Funds

prior to such closing time. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information.
Invesco Premier Portfolio
Only accounts beneficially owned by natural persons will be permitted to retain their shares. The Fund has implemented policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons, and investments in the Fund are limited to accounts beneficially owned by natural persons. Natural persons may invest in the Fund through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, which may include, among others: participant-directed defined contribution plans; individual retirement accounts; simplified employee pension arrangements; simple retirement accounts; custodial accounts; deferred compensation plans for government or tax-exempt organization employees; Archer medical savings accounts; college savings plans; health savings account plans; ordinary trusts and estates of natural persons; or certain other retirement and investment accounts with ultimate investment authority held by the natural person beneficial owner, notwithstanding having an institutional decision maker making day-to-day decisions (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts).
Further, financial intermediaries may only submit purchase orders if they have implemented policies and procedures reasonably designed to limit all investors on behalf of whom they submit orders to accounts beneficially owned by natural persons. Financial intermediaries may be required to provide a written statement or other representation that they have in place, and operate in compliance with, such policies and procedures prior to submitting purchase orders. Such policies and procedures may include provisions for the financial intermediary to promptly report to the Fund or the transfer agent the identification of any shareholder of the Fund that does not qualify as a natural person of whom they are aware and promptly take steps to redeem any such shareholder’s shares of the Fund upon request by the Fund or the transfer agent, in such manner as it may reasonably request. The Fund may involuntarily redeem any such shareholder who does not voluntarily redeem their shares.
Natural persons may purchase shares using one of the options below. For all classes of the Fund, other than Investor Class shares, unless the Fund closes early on a business day, the Fund’s transfer agent will generally accept any purchase order placed until 5:00 p.m. Eastern Time on a business day and may accept a purchase order placed until 5:30 p.m. Eastern Time on a business day. If you wish to place an order between 5:00 p.m. and 5:30 p.m. Eastern Time on a business day, you must place such order by telephone; or send your request by a pre-arranged Liquidity Link data transmission however, the Fund’s transfer agent reserves the right to reject or limit the amount of orders placed during this time. For Investor Class shares of the Fund, unless the Fund closes early on a business day, the Fund’s transfer agent will generally accept any purchase order placed until 4:00 p.m. Eastern Time on a business day and may accept a purchase order placed until 4:30 p.m. Eastern Time on a business day. If you wish to place an order between 4:00 p.m. and 4:30 p.m. Eastern Time on a business day, you must place such order by telephone; however, the Fund’s transfer agent reserves the right to reject or limit the amount of orders placed during this time. If the Fund closes early on a business day, the Fund’s transfer agent must receive your purchase order prior to such closing time. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information.
Minimum Investments
There are no minimum investments for Class P, R or S shares for fund accounts. The minimum investments for Class A, C, Y, Investor Class and Invesco Cash Reserve shares for fund accounts are as follows:
Type of Account	Initial Investment Per Fund	Additional Investments Per Fund
Asset or fee-based accounts managed by your financial adviser	None	None
...
Employer Sponsored Retirement and Benefit Plans and Employer Sponsored IRAs	None	None
...
IRAs and Coverdell ESAs if the new investor is purchasing shares through a systematic purchase plan	$25	$25
...
All other accounts if the investor is purchasing shares through a systematic purchase plan	50	50
...
IRAs and Coverdell ESAs	250	25
...
All other accounts	1,000	50
...
Invesco Distributors or its designee has the discretion to accept orders on behalf of clients for lesser amounts.
The minimum investments for Class R5 and R6 shares are as follows:
There is no minimum initial investment for an Employer Sponsored Retirement and Benefit Plan investing through a retirement platform that administers at least $2.5 billion in retirement plan assets. All other Employer Sponsored Retirement and Benefit Plans must meet a minimum initial investment of at least $1 million in each Fund in which it invests.
The minimum initial investment in each share class for all other institutional investors is $1 million, unless such investment is made by (i) an investment company, as defined under the 1940 Act, as amended, that is part of a family of investment companies which own in the aggregate at least $100 million in securities, or (ii) an account established with a 529 college savings plan managed by Invesco, in which case there is no minimum initial investment.
There are no minimum investment amounts for Class R6 shares held through retail omnibus accounts where the intermediary:
■	generally charges an asset-based fee or commission in addition to those described in this prospectus; and
■	maintains Class R6 shares and makes them available to retail investors.
A financial intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by financial intermediaries or for notifying shareholders of any changes to them. See “Waivers Available Through Certain Financial Intermediaries and Other Financial Intermediary-Specific Arrangements” for more information on certain intermediary-specific investment minimums. Please consult with your financial intermediary if you have any questions regarding their policies.
How to Purchase Shares*
	Opening An Account	Adding To An Account
Through a Financial Adviser or Financial Intermediary*	Contact your financial adviser or financial intermediary.	Contact your financial adviser or financial intermediary.
By Mail
Mail completed account application and check to the Funds’ transfer agent,
Invesco Investment Services, Inc.
P.O. Box 219078,
Kansas City, MO 64121-9078.
The Funds’ transfer agent does NOT accept the following types of payments: Credit Card Checks, Temporary/Starter Checks, Third Party Checks, and Cash.

Mail your check and the remittance slip from your confirmation statement to the Funds’ transfer agent. The Funds’ transfer agent does NOT accept the following types of payments: Credit Card Checks, Temporary/Starter Checks, Third Party Checks, and Cash.

A-10	The Invesco Funds

	Opening An Account	Adding To An Account
By Wire*	Mail completed account application to the Funds’ transfer agent. Call the Funds’ transfer agent at (800) 959-4246 to receive a reference number. Then, use the wire instructions provided below.	Call the Funds’ transfer agent to receive a reference number. Then, use the wire instructions provided below.
Wire Instructions	Beneficiary Bank ABA/Routing #: 011001234 Beneficiary Account Number: 729639 Beneficiary Account Name: Invesco Investment Services, Inc. RFB: Fund Name, Reference # OBI: Your Name, Account #
By Telephone*	Open your account using one of the methods described above.
The Bank Account Information option on your completed account application or complete a Systematic Options and Bank Information Form. Mail the application or form to the Funds’ transfer agent. Once the Funds’ transfer agent has received the form, call the Funds’ transfer agent at the number below to place your purchase order. For Class R5 and R6 shares, call the Funds’ transfer agent at (800) 959-4246 and wire payment for your purchase order in accordance with the wire instructions listed above.

Automated Investor Line	Open your account using one of the methods described above.	Call the Funds’ transfer agent’s 24-hour Automated Investor Line at 1-800-246-5463. You may place your order after you have provided the bank instructions that will be requested.
By Internet	Open your account using one of the methods described above.	Access your account at www.invesco.com/us. The proper bank instructions must have been provided on your account. You may not purchase shares in Retirement and Benefit Plans on the internet.
*Class R5 and R6 shares may only be purchased through a financial intermediary or by telephone at (800) 959-4246.
Non-retirement retail investors, including high net worth investors investing directly or through a financial intermediary, are not eligible for Class R5 shares. IRAs and Employer Sponsored IRAs are also not eligible for Class R5 shares. If you hold your shares through a financial intermediary, the terms by which you purchase, redeem and exchange shares may differ than the terms in this prospectus depending upon the policies and procedures of your financial intermediary. Notwithstanding the foregoing, each shareholder must still meet the Fund’s eligibility requirements applicable to the share class to be purchased.
Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Funds verify and record your identifying information.
Systematic Purchase Plan (Available for all classes except Class R5 and R6 shares)
You can arrange for periodic investments in any of the Funds by authorizing the Funds’ transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 per Fund for IRAs and Coverdell ESAs, and at least $50 per Fund for all other types of accounts (a Systematic Purchase Plan). You may stop the Systematic Purchase Plan at any time by giving the Funds’ transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisers and other financial intermediaries may also offer systematic purchase plans.
Dollar Cost Averaging (Available for all classes except Class R5 and R6 shares)
Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one Fund to another Fund or multiple other Funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another Fund is $50. Your financial intermediary may offer alternative dollar cost averaging programs with different requirements.
Automatic Dividend and Distribution Investment
Your dividends and distributions may be paid in cash or reinvested in the same Fund or another Fund without paying an initial sales charge.
Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same Fund. You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another Fund:
■	Your account balance in the Fund paying the dividend or distribution must be at least $5,000; and
■	Your account balance in the Fund receiving the dividend or distribution must be at least $500.
If you elect to receive your distributions by check, and the distribution amount is $25 or less, then the amount will be automatically reinvested in the same Fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same Fund and no checks will be issued. With respect to certain account types, if your check remains uncashed for six months, the Fund generally reserves the right to reinvest your distribution check in your account at the then applicable NAV and to reinvest all subsequent distributions in shares of the Fund. Such checks will be reinvested into the same share class of the Fund. You should contact the Funds’ transfer agent to change your distribution option, and your request to do so must be received by the Funds’ transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.
Redeeming Shares*
The Funds’ transfer agent or authorized intermediary, if applicable, must receive your call before the Funds’ net asset value determination (as defined by the applicable Fund) in order to effect the redemption at that day’s net asset value.
Your broker or financial intermediary may charge service fees for handling redemption transactions.
How to Redeem Shares
Through a Financial Adviser or Financial Intermediary*
Contact your financial adviser or financial intermediary. The Funds’ transfer agent must receive your financial adviser’s or financial intermediary’s call before the Funds’ net asset value determination (as defined by the applicable Fund) in order to effect the redemption at that day’s net asset value. Please contact your financial adviser or financial intermediary with respect to reporting of cost basis and available elections for your account.

By Mail	Send a written request to the Funds’ transfer agent which includes:

■  Original signatures of all registered owners/trustees;

■  The dollar value or number of shares that you wish to redeem;

■  The name of the Fund(s) and your account number;

■  The cost basis method or specific shares you wish to redeem for tax reporting purposes, if different than the method already on record; and

■  Signature guarantees, if necessary (see below).

The Funds’ transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from a Retirement and Benefit Plan, you must complete the appropriate distribution form.

A-11	The Invesco Funds

How to Redeem Shares
By Telephone*
Call the Funds’ transfer agent at 1-800-959-4246. You will be allowed to redeem by telephone if:

■  Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 15 days) or transferred electronically to a pre-authorized checking account;

■  You can provide proper identification information;

■  Your redemption proceeds do not exceed $250,000 per Fund; and

■  You have not previously declined the telephone redemption privilege.

You may, in limited circumstances, initiate a redemption from an Invesco IRA by telephone. Redemptions from Employer Sponsored Retirement and Benefit Plans and Employer Sponsored IRAs may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization. You must call the Funds’ transfer agent before the Funds’ net asset value determination (as defined by the applicable Fund) in order to effect the redemption at that day’s net asset value.

Automated Investor Line	Call the Funds’ transfer agent’s 24-hour Automated Investor Line at 1-800-246-5463. You may place your redemption order after you have provided the bank instructions that will be requested.
By Internet
Place your redemption request at www.invesco.com/us. You will be allowed to redeem by Internet if:

■  You can provide proper identification information;

■  Your redemption proceeds do not exceed $250,000 per Fund; and

■  You have already provided proper bank information.

Redemptions from Employer Sponsored Retirement and Benefit Plans and Employer Sponsored IRAs may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

*Class R5 and R6 shares may only be redeemed through a financial intermediary or by telephone at (800) 959-4246.
Timing and Method of Payment
The Funds’ transfer agent typically expects to pay redemption proceeds to redeeming shareholders within one business day after a redemption request is received in good order, regardless of the method a Fund uses to make such payment. However, a Fund may take up to seven days to process a redemption request. “Good order” means that all necessary information and documentation related to the redemption request have been provided to the Funds’ transfer agent or authorized intermediary, if applicable. If your request is not in good order, the Funds’ transfer agent may require additional documentation in order to redeem your shares. If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten calendar days before your redemption proceeds are sent. This delay is necessary to ensure that the purchase has cleared. You can avoid the check hold period if you pay for your shares with a certified check, a cashier’s check or a federal wire. Payment may be postponed under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.
In addition, a temporary hold may be placed on the disbursement of redemption proceeds from an account if there is a reasonable belief that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. Notice of such a delay will be provided in accordance with regulatory requirements. This temporary hold will be for an initial period of no more than 15 business days while an internal review is performed. Should the internal review support the belief that financial exploitation has occurred, is occurring, has been attempted or will be attempted, the temporary hold may be extended for up to 10 additional business days. Both the initial and subsequent hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is (a) a natural person age 65 and older, or (b) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.
If you redeem by telephone, the Funds’ transfer agent will transmit the amount of redemption proceeds electronically to your pre-authorized bank account. Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the Funds’ transfer agent.
The Funds’ transfer agent uses reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and the Funds and the Funds’ transfer agent are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.
A Fund typically expects to use holdings of cash and cash equivalents and sales of portfolio assets to meet redemption requests, both regularly and in stressed market conditions. The Funds also have the ability to redeem in kind as further described below under “Redemptions in Kind.” Invesco Floating Rate Fund has a revolving line of credit that may be used to meet redemptions in stressed market conditions.
Expedited Redemptions (for Invesco Cash Reserve Shares of Invesco Government Money Market Fund and Invesco Oppenheimer Government Money Market Fund only)
If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, the Funds’ transfer agent will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If the Funds’ transfer agent receives your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, it will transmit payment on the next business day.
Suspension of Redemptions
The right of redemption may be suspended or the date of payment postponed when (a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable. With respect to Invesco Government Money Market Fund, Invesco Oppenheimer Government Money Market Fund, Invesco Premier Portfolio, Invesco Premier Tax-Exempt Portfolio and Invesco Premier U.S. Government Money Portfolio, in the event that the Fund, at the end of a business day, has invested less than 10% of its total assets in weekly liquid assets or, with respect to the retail and government money market funds, the Fund’s price per share as computed for the purpose of distribution, redemption and repurchase, rounded to the nearest 1%, has deviated from the stable price established by the Fund’s Board of Trustees (“Board”) or the Board, including a majority of trustees who are not interested persons as defined in the 1940 Act, determines that such a deviation is likely to occur, and the Board, including a majority of trustees who are not interested persons of the Fund, irrevocably has approved the liquidation of the Fund, the Fund’s Board has the authority to suspend redemptions of Fund shares.
Liquidity Fees and Redemption Gates
For Invesco Premier Portfolio and Invesco Premier Tax-Exempt Portfolio, if the Fund’s weekly liquid assets fall below 30% of its total assets, the Board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or suspend redemptions (redemption gates). In addition, if any such Fund’s weekly liquid assets falls below 10% of its total assets at the end of any business day, the Fund must impose a 1% liquidity fee on shareholder redemptions unless the Board determines that not doing so is in the best interests of the Fund.
Liquidity fees and redemption gates are most likely to be imposed, if at all, during times of extraordinary market stress. In the event that a liquidity fee or redemption gate is imposed, the Board expects that for the duration of its implementation and the day after which such gate or fee is terminated, the Fund would strike only one net asset value per day, at the Fund’s last scheduled net asset value calculation time.
The imposition and termination of a liquidity fee or redemption gate will be reported by a Fund to the SEC on Form N-CR. Such information will also be available on the Fund’s website. In addition, a Fund will communicate such action through a supplement to its registration statement and may

A-12	The Invesco Funds

further communicate such action through a press release or by other means. If a liquidity fee is applied by the Board, it will be charged on all redemption orders submitted after the effective time of the imposition of the fee by the Board. Liquidity fees would reduce the amount you receive upon redemption of your shares. In the event a Fund imposes a redemption gate, the Fund or any financial intermediary on its behalf will not accept redemption requests until the Fund provides notice that the redemption gate has been terminated.
Redemption requests submitted while a redemption gate is imposed will be cancelled without further notice. If shareholders still wish to redeem their shares after a redemption gate has been lifted, they will need to submit a new redemption request.
Liquidity fees and redemption gates will generally be used to assist a Fund to help preserve its market–based NAV per share. It is possible that a liquidity fee will be returned to shareholders in the form of a distribution. The Board may, in its discretion, terminate a liquidity fee or redemption gate at any time if it believes such action to be in the best interest of a Fund. Also, liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once a Fund’s weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days in any 90-day period. When a fee or a gate is in place, the Fund may elect not to permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a fee or a gate is in effect. When a fee or a gate is in place, shareholders will not be permitted to exchange into or out of a Fund.
There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by a Fund, and such tax treatment may be the subject to future IRS guidance. If a Fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time.
Financial intermediaries are required to promptly take the steps requested by the Funds or their designees to impose or help to implement a liquidity fee or redemption gate as requested from time to time, including the rejection of orders due to the imposition of a fee or gate or the prompt re-confirmation of orders following a notification regarding the implementation of a fee or gate. If a liquidity fee is imposed, these steps are expected to include the submission of separate, rather than combined, purchase and redemption orders from the time of the effectiveness of the liquidity fee or redemption gate and the submission of such order information to the Fund or its designee prior to the next calculation of a Fund’s net asset value. Unless otherwise agreed to between a Fund and financial intermediary, the Fund will withhold liquidity fees on behalf of financial intermediaries. With regard to such orders, a redemption request that a Fund determines in its sole discretion has been received in good order by the Fund or its designated agent prior to the imposition of a liquidity fee or redemption gate may be paid by the Fund despite the imposition of a redemption gate or without the deduction of a liquidity fee. If a liquidity fee is imposed during the day, an intermediary who receives both purchase and redemption orders from a single account holder is not required to net the purchase and redemption orders. However, the intermediary is permitted to apply the liquidity fee to the net amount of redemptions (even if the purchase order was received prior to the time the liquidity fee was imposed).
Where a Financial Intermediary serves as a Fund’s agent for the purpose of receiving orders, trades that are not transmitted to the Fund by the Financial Intermediary before the time required by the Fund or the transfer agent may, in the Fund’s discretion, be processed on an as-of basis, and any cost or loss to the Fund or transfer agent or their affiliates, from such transactions shall be borne exclusively by the Financial Intermediary.
Systematic Withdrawals (Available for all classes except Class R5 and R6 shares)
You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per Fund. The Funds’ transfer agent will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a Retirement and Benefit Plan. You can stop this plan at any time by giving ten days’ prior notice to the Funds’ transfer agent.
Check Writing
The Funds’ transfer agent provides check writing privileges for accounts in the following Funds and share classes:
■	Invesco Government Money Market Fund, Invesco Cash Reserve Shares, Class AX shares, Class Y shares and Investor Class shares
■	Invesco Oppenheimer Government Money Market Fund, Invesco Cash Reserve Shares and Class Y shares
■	Invesco Premier Portfolio, Investor Class shares
■	Invesco Premier Tax-Exempt Portfolio, Investor Class shares
■	Invesco Premier U.S. Government Money Portfolio, Investor Class shares
You may redeem shares of these Funds by writing checks in amounts of $250 or more if you have subscribed to the service by completing a Check Writing authorization form.
Check writing privileges are not available for Retirement and Benefit Plans. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.
If you do not have a sufficient number of shares in your account to cover the amount of the check and any applicable deferred sales charge, the check will be returned and no shares will be redeemed. Because it is not possible to determine your account’s value in advance, you should not write a check for the entire value of your account or try to close your account by writing a check.
A check writing redemption request which is verifiably submitted to a Fund’s agent before a liquidity fee or redemption gate is imposed will be considered a valid redemption and will be processed normally.
Signature Guarantees
The Funds’ transfer agent requires a signature guarantee in the following circumstances:
■	When your redemption proceeds exceed $250,000 per Fund.
■	When you request that redemption proceeds be paid to someone other than the registered owner of the account.
■	When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.
■	When you request that redemption proceeds be sent to a new address or an address that changed in the last 15 days.
The Funds’ transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the Funds’ transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.
Redemptions in Kind
Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). Redemptions in kind may result in transaction costs and/or market fluctuations associated with liquidating or holding the securities, respectively.
Redemptions Initiated by the Funds
If your account (Class A, C, P, S and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the Funds have the right to redeem the account after giving you 60 days’ prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.
A financial intermediary may have a different policy regarding redemptions of accounts with small balances. The Fund is not responsible for any small account balance policies imposed by financial intermediaries

A-13	The Invesco Funds

or for notifying shareholders of any changes to them. See “Waivers Available Through Certain Financial Intermediaries and Other Financial Intermediary-Specific Arrangements” for more information on certain intermediary-specific small account balance policies. Please consult with your financial intermediary if you have any questions regarding their policies.
If a Fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.
In order to separate retail investors (natural persons) and non-retail investors, the Invesco Premier Portfolio reserve the right to redeem shares in any account that the Funds cannot confirm to their satisfaction are beneficially owned by natural persons. The Funds will provide advance written notice of their intent to make any such involuntary redemptions. The Funds reserve the right to redeem shares in any account that they cannot confirm to their satisfaction are beneficially owned by natural persons, after providing advance notice.
Neither a Fund nor its investment adviser will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.
Minimum Account Balance (Available for all classes except Class R5 and R6 shares)
A low balance fee of $12 per year may be deducted in the fourth quarter of each year from all accounts held in the Funds (each a Fund Account) with a value less than the low balance amount (the Low Balance Amount) as determined from time to time by the Funds and the Adviser. The Funds and the Adviser generally expect the Low Balance Amount to be $750, but such amount may be adjusted for any year depending on various factors, including market conditions. The Low Balance Amount and the date on which it will be deducted from any Fund Account will be posted on our website, www.invesco.com/us, on or about November 1 of each year. This fee will be payable to the Funds’ transfer agent by redeeming from a Fund Account sufficient shares owned by a shareholder and will be used by the Funds’ transfer agent to offset amounts that would otherwise be payable by the Funds to the Funds’ transfer agent under the Funds’ transfer agency agreement with the Funds’ transfer agent. The low balance fee does not apply to participant accounts in advisory programs or to Employer Sponsored Retirement and Benefit Plans.
Exchanging Shares
You may, under certain circumstances, exchange shares in one Fund for those of another Fund. An exchange is the purchase of shares in one Fund which is paid for with the proceeds from a redemption of shares of another Fund effectuated on the same day. Any gain on the transaction may be subject to federal income tax. Accordingly, the procedures and processes applicable to redemptions of Fund shares, as discussed under the heading “Redeeming Shares” above, will apply. Before requesting an exchange, review the prospectus of the Fund you wish to acquire.
All exchanges are subject to the limitations set forth in the prospectuses of the Funds. If you wish to exchange shares of one Fund for those of another Fund, you must consult the prospectus of the Fund whose shares you wish to acquire to determine whether the Fund is offering shares to new investors and whether you are eligible to acquire shares of that Fund.
Permitted Exchanges
Except as otherwise provided herein or in the SAI, you generally may exchange your shares for shares of the same class of another Fund. The following table shows generally permitted exchanges from one Fund to another Fund (exceptions listed below under “Exchanges Not Permitted”):
Exchange From	Exchange To
Invesco Cash Reserve Shares	Class A, C, R, Investor Class
...
Class A	Class A, Investor Class, Invesco Cash Reserve Shares*
...
Class A2	Class A, Investor Class, Invesco Cash Reserve Shares
...
Class AX	Class A, AX, Investor Class, Invesco Cash Reserve Shares
...
Exchange From	Exchange To
Investor Class	Class A, Investor Class
...
Class P	Class A, Invesco Cash Reserve Shares
...
Class S	Class A, S, Invesco Cash Reserve Shares
...
Class C	Class C
...
Class CX	Class C, CX
...
Class R	Class R
...
Class RX	Class R, RX
...
Class R5	Class R5
...
Class R6	Class R6
...
Class Y	Class Y*

* You may exchange Class Y shares of Invesco Oppenheimer Government Money Market Fund for Class A shares of any other Fund. If you exchange Class Y shares of Invesco Oppenheimer Government Money Market Fund for Class A shares of any other Fund, you may exchange those Class A shares back into Class Y shares of Invesco Oppenheimer Government Money Market Fund, but not Class Y shares of any other Fund.

Exchanges into Invesco Senior Loan Fund
Invesco Senior Loan Fund is a closed-end interval fund that continuously offers its shares pursuant to the terms and conditions of its prospectus. The Adviser is the investment adviser for the Invesco Senior Loan Fund. As with the Invesco Funds, you generally may exchange your shares of Class A (Invesco Cash Reserve Shares of Invesco Government Money Market Fund and Invesco Oppenheimer Government Money Market Fund) or Class C of any Invesco Fund for shares of Class A or Class C, respectively, of Invesco Senior Loan Fund. Please refer to the prospectus for the Invesco Senior Loan Fund for more information, including limitations on exchanges out of Invesco Senior Loan Fund.
Exchanges Not Permitted
The following exchanges are not permitted:
■	Investor Class shares cannot be exchanged for Class A shares of any Fund which offers Investor Class shares.
■	Class A2 shares of Invesco Short Duration Inflation Protected Fund and Invesco Limited Term Municipal Income Fund cannot be exchanged for Class A shares of those Funds.
■	Invesco Cash Reserve Shares cannot be exchanged for Class C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any Fund.
■	All existing systematic exchanges and reallocations will cease and these options will no longer be available on all 403(b) prototype plans.
■
Class A shares of a Fund acquired by exchange of Class Y shares of Invesco Oppenheimer Government Money Market Fund cannot be exchanged for Class Y shares of any Fund, except Class Y shares of Invesco Oppenheimer Government Money Market Fund.

Exchange Conditions
Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested.
Under unusual market conditions, a Fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating Funds or the distributor may modify or terminate this privilege at any time.
Initial Sales Charges, CDSCs and 12b-1 Fees on Applicable to Exchanges
You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, the Funds’ transfer agent will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.
In addition, as a result of differences in the forms of distribution plans among the Funds, certain exchanges of Class A shares, Class C shares, and Class R shares of a Fund for the same class of shares of another Fund may result in investors paying a higher or a lower 12b-1 fee on the Fund being

A-14	The Invesco Funds

exchanged into. Please refer to the prospectus fee table and financial highlights table and the SAI for more information on the fees and expenses, including applicable 12b-1 fees, of the Fund you wish to acquire.
Share Class Conversions
Shares of one class of a Fund may be converted into shares of another class of the same Fund, provided that you are eligible to buy that share class. Investors who hold Fund shares through a financial intermediary that does not have an agreement to make certain share classes of the Funds available or that cannot systematically support the conversion may not be eligible to convert their shares. Furthermore, your financial intermediary may have discretion to effect a conversion on your behalf. Consult with your financial intermediary for details. Any CDSC associated with the converting shares will be assessed immediately prior to the conversion to the new share class. The conversion of shares of one class of a Fund into shares of another class of the same Fund is not taxable for federal income tax purposes and no gain or loss will be reported on the transaction. See the applicable prospectus for share class information.
Fees and expenses differ between share classes. You should read the prospectus for the share class into which you are seeking to convert your shares prior to the conversion.
Automatic Conversion of Class C and Class CX Shares
Class C and Class CX shares held for ten years after purchase are eligible for automatic conversion into Class A and Class AX shares of the same Fund, respectively, except that for the Invesco Government Money Market Fund, the Fund’s Class C and Class CX shares would be eligible to automatically convert into the Fund’s Invesco Cash Reserve Share Class (the Conversion Feature). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C or Class CX shares (the Conversion Date).
Automatic conversions pursuant to the Conversion Feature will be on the basis of the NAV per share, without the imposition of any sales charge (including a CDSC), fee or other charge. All such automatic conversions of Class C and Class CX shares will constitute tax-free exchanges for federal income tax purposes.
Class C and Class CX shares of a Fund acquired through a reinvestment of dividends and distributions will convert to Class A and Class AX shares, respectively, of the Fund (or Invesco Cash Reserve shares for Invesco Government Money Market Fund) on the Conversion Date pro rata with the converting Class C and Class CX shares of that Fund that were not acquired through reinvestment of dividends and distributions.
Class C or Class CX shares held through a financial intermediary in existing omnibus Employer Sponsored Retirement and Benefit Plans and other omnibus accounts may be converted pursuant to the Conversion Feature by the financial intermediary once it is determined that the Class C or Class CX shares have been held for the required holding period. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period as the Fund and its agents may not have transparency into how long a shareholder has held Class C or Class CX shares for purposes of determining whether such Class C or Class CX shares are eligible to automatically convert pursuant to the Conversion Feature. In order to determine eligibility for automatic conversion in these circumstances, it is the responsibility of the shareholder or their financial intermediary to determine that the shareholder is eligible to exercise the Conversion Feature, and the shareholder or their financial intermediary may be required to maintain records that substantiate the holding period of Class C or Class CX shares.
In addition, a financial intermediary may sponsor and/or control programs or platforms that impose a different conversion schedule or eligibility requirements for conversions of Class C or Class CX shares. In these cases, Class C and Class CX shares of certain shareholders may not be eligible for automatic conversion pursuant to the Conversion Feature as described above. The Fund has no responsibility for overseeing, monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for automatic conversion. Please consult with your financial intermediary if you have any questions regarding the Conversion Feature.
Share Class Conversions Not Permitted
The following share class conversions are not permitted:
■	Conversions into Class A from Class A2 of the same Fund.
■	Conversions into Class A2, Class AX, Class CX, Class P, Class RX or Class S of the same Fund.
Rights Reserved by the Funds
Each Fund and its agents reserve the right at any time to:
■	Reject or cancel all or any part of any purchase or exchange order.
■	Modify any terms or conditions related to the purchase, redemption or exchange of shares of any Fund.
■	Reject or cancel any request to establish a Systematic Purchase Plan or Systematic Redemption Plan.
■	Modify or terminate any sales charge waivers or exceptions.
■	Suspend, change or withdraw all or any part of the offering made by this prospectus.
Excessive Short-Term Trading Activity (Market Timing) Disclosures
While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Funds’ shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such Funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares for all Funds except the money market funds and Invesco Conservative Income Fund. However, there is the risk that these Funds’ policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These Funds may alter their policies at any time without prior notice to shareholders if the Adviser believes the change would be in the best interests of long-term shareholders.
Invesco and certain of its corporate affiliates (Invesco and such affiliates, collectively, the Invesco Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail Funds:
■	Trade activity monitoring.
■	Discretion to reject orders.
■	Purchase blocking.
■	The use of fair value pricing consistent with procedures approved by the Board.
Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.
Money Market Funds. The Boards of Invesco Government Money Market Fund, Invesco Oppenheimer Government Money Market Fund, Invesco Premier Portfolio, Invesco Premier Tax-Exempt Portfolio and Invesco Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such Funds’ shares. The Boards of the money market funds considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks

A-15	The Invesco Funds

were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund’s yield could be negatively impacted.
The Boards of the money market funds do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:
■	The money market funds are offered to investors as cash management vehicles; therefore, investors should be able to purchase and redeem shares regularly and frequently.
■
One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such Funds.

■
With respect to the money market funds maintaining a constant net asset value, the money market funds’ portfolio securities are valued on the basis of amortized cost, and such Funds seek to maintain a constant net asset value. As a result, the money market funds are not subject to price arbitrage opportunities.

■
With respect to the money market funds maintaining a constant net asset value, because such Funds seek to maintain a constant net asset value, investors are more likely to expect to receive the amount they originally invested in the Funds upon redemption than other mutual funds.

Invesco Conservative Income Fund. The Board of Invesco Conservative Income Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Fund’s shares. The Board of Invesco Conservative Income Fund considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that the Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the Fund’s yield could be negatively impacted.
The Board of the Invesco Conservative Income Fund does not believe that it is appropriate to adopt any such policies and procedures for the Fund for the following reasons:
■
The Fund is offered to investors as a cash management vehicle; investors perceive an investment in the Fund as an alternative to cash and must be able to purchase and redeem shares regularly and frequently.

■
One of the advantages of the Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the Fund will be detrimental to the continuing operations of the Fund.

The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the Fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the Fund’s yield could be negatively impacted. Moreover, excessive trading activity in the Fund’s shares may cause the Fund to incur increased brokerage and administrative costs.
The Fund and its agent reserve the right at any time to reject or cancel any part of any purchase order. This could occur if the Fund determines that such purchase may disrupt the Fund’s operation or performance.
Trade Activity Monitoring
Invesco Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder’s accounts other than exchanges into a money market fund. Invesco Affiliates will use reasonable efforts to apply the Funds’ policies uniformly given the practical limitations described above.
The ability of Invesco Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be limited or non-existent.
Discretion to Reject Orders
If a Fund or an Invesco Affiliate determines, in its sole discretion, that your short-term trading activity is excessive, the Fund may, in its sole discretion, reject any additional purchase and exchange orders. This discretion may be exercised with respect to purchase or exchange orders placed directly with the Funds’ transfer agent or through a financial intermediary.
Purchase Blocking Policy
The Funds (except those listed below) have adopted a policy under which any shareholder redeeming shares having a value of $50,000 or more from a Fund on any trading day will be precluded from investing in that Fund for 30 calendar days after the redemption transaction date. The policy applies to redemptions and purchases that are part of exchange transactions. Under the purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as: purchases and redemptions of shares having a value of less than $50,000; systematic purchase, redemption and exchange account options; transfers of shares within the same Fund; non-discretionary rebalancing in fund-of-funds; asset allocation features; fee-based accounts; account maintenance fees; small balance account fees; plan-level omnibus Retirement and Benefit Plans; death and disability and hardship distributions; loan transactions; transfers of assets; Retirement and Benefit Plan rollovers; IRA conversions and re-characterizations; and mandatory distributions from Retirement and Benefit Plans.
The Funds reserve the right to modify any of the parameters (including those not listed above) of the purchase blocking policy at any time. Further, the purchase blocking policy may be waived with respect to specific shareholder accounts in those instances where the Adviser determines that its surveillance procedures are adequate to detect frequent trading in Fund shares.
If an account is maintained by a financial intermediary whose systems are unable to apply Invesco’s purchase blocking policy, the Adviser will accept the establishment of an account only if the Adviser believes the policies and procedures are reasonably designed to enforce the frequent trading policies of the Funds. You should refer to disclosures provided by the financial intermediary with which you have an account to determine the specific trading restrictions that apply to you. If the Adviser identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. There is no guarantee that all instances of frequent trading in Fund shares will be prevented.
The purchase blocking policy does not apply to Invesco Conservative Income Fund, Invesco Government Money Market Fund, Invesco Oppenheimer Government Money Market Fund, Invesco Premier Portfolio, Invesco Premier Tax-Exempt Portfolio and Invesco Premier U.S. Government Money Portfolio.
Pricing of Shares
Determination of Net Asset Value
The price of each Fund’s shares is the Fund’s net asset value per share. The Funds (except Invesco Government Money Market Fund, Invesco Oppenheimer Government Money Market Fund, Invesco Premier Portfolio and Invesco Premier U.S. Government Money Portfolio) value portfolio securities for which market quotations are readily available at market value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. The Funds (except Invesco Government Money Market Fund, Invesco Oppenheimer Government Money Market Fund, Invesco Premier Portfolio and Invesco Premier U.S. Government Money Portfolio) value securities and assets for which market quotations are unavailable at their “fair value,” which is described below. Invesco Government Money Market Fund, Invesco

A-16	The Invesco Funds

Oppenheimer Government Money Market Fund, Invesco Premier Portfolio and Invesco Premier U.S. Government Money Portfolio value portfolio securities on the basis of amortized cost, which approximates market value. This method of valuation is designed to enable a Fund to price its shares at $1.00 per share. The Funds cannot guarantee their net asset value will always remain at $1.00 per share. Invesco Premier Tax-Exempt Portfolio values its portfolio securities for which market quotations are readily available at market value, and calculates its net asset values to four decimals (e.g., $1.0000). Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. The Fund values securities and assets for which market quotations are unavailable at their “fair value,” which is described below.
Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events that affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where the Adviser determines that the closing price of the security is stale or unreliable, the Adviser will value the security at its fair value.
Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. A fair value price is an estimated price that requires consideration of all appropriate factors, including indications of fair value available from pricing services. Fair value pricing involves judgment and a Fund that uses fair value methodologies may value securities higher or lower than another Fund using market quotations or its own fair value methodologies to price the same securities. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different methodology.
The Board has delegated the daily determination of fair value prices to the Adviser’s valuation committee, which acts in accordance with Board approved policies. Fair value pricing methods and pricing services can change from time to time as approved by the Board.
The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of a Fund’s portfolio at the time that the NAV is calculated. An additional intended effect is to discourage those seeking to take advantage of arbitrage opportunities resulting from “stale” prices and to mitigate the dilutive impact of any such arbitrage. However, the application of fair value pricing cannot eliminate the possibility that arbitrage opportunities will exist.
Specific types of securities are valued as follows:
Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board.
Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that the Adviser determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The Adviser also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the Adviser believes, at the approved degree of certainty, that the price is not reflective of current market value, the Adviser will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.
Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.
Fixed Income Securities. Fixed income securities, such as government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Pricing services generally value fixed income securities assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Adviser’s valuation committee will fair value the security using procedures approved by the Board.
Short-term Securities. Invesco Government Money Market Fund, Invesco Oppenheimer Government Money Market Fund, Invesco Premier Portfolio and Invesco Premier U.S. Government Money Portfolio value all their securities at amortized cost. Invesco Limited Term Municipal Income Fund values variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.
Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.
Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.
Open-end Funds. If a Fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing Fund will calculate its net asset value using the net asset value of the underlying fund in which it invests, and the prospectuses for such open-end funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Each Fund, except for Invesco Government Money Market Fund, Invesco Premier Portfolio, Invesco Premier Tax-Exempt Portfolio and Invesco Premier U.S. Government Money Portfolio, generally determines the net asset value of its shares on each day the NYSE is open for trading (a business day) as of approximately 4:00 p.m. Eastern Time (the customary close of regular trading) or earlier in the case of a scheduled early close. In the event of an unscheduled early close of the NYSE, each Fund, except for Invesco Government Money Market Fund, Invesco Premier Portfolio, Invesco Premier Tax-Exempt Portfolio and Invesco Premier U.S. Government Money Portfolio, generally still will determine the net asset value of its shares as of 4:00 p.m. Eastern Time on that business day. Portfolio securities traded on the NYSE would be valued at their closing prices unless the investment adviser determines that a “fair value” adjustment is appropriate due to subsequent

A-17	The Invesco Funds

events occurring after an early close consistent with procedures approved by the Board. Invesco Government Money Market Fund, Invesco Premier Portfolio and Invesco Premier U.S. Government Money Portfolio will generally determine the net asset value of their shares at 5:30 p.m. Eastern Time on each business day. Invesco Premier Tax-Exempt Portfolio will generally determine the net asset value of its shares at 3:00 p.m. Eastern Time on each business day. A business day for Invesco Government Money Market Fund, Invesco Premier Portfolio, Invesco Premier Tax-Exempt Portfolio and Invesco Premier U.S. Government Money Portfolio is any day that (1) both the Federal Reserve Bank of New York and a Fund’s custodian are open for business and (2) the primary trading markets for the Fund’s portfolio instruments are open and the Fund’s management believes there is an adequate market to meet purchase and redemption requests. Invesco Government Money Market Fund, Invesco Premier Portfolio, Invesco Premier Tax-Exempt Portfolio and Invesco Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading; any such day will not be considered a business day. Invesco Government Money Market Fund, Invesco Oppenheimer Government Money Market Fund, Invesco Premier Portfolio, Invesco Premier Tax-Exempt Portfolio and Invesco Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Invesco Government Money Market Fund, Invesco Premier Portfolio, Invesco Premier Tax-Exempt Portfolio or Invesco Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the Fund will calculate its net asset value as of the time of such closing Invesco Oppenheimer Government Money Market Fund and Invesco Premier Portfolio are authorized to not open for trading on a day that is otherwise a business day if the NYSE recommends that government securities dealers not open for trading; any such day will not be considered a business day. Invesco Premier Portfolio also may close early on a business day if the NYSE recommends that government securities dealers close early.
For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each Fund’s portfolio securities transactions are recorded no later than the first business day following the trade date.
The Invesco Advantage International Fund, Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund, Invesco Global Targeted Returns Fund, Invesco High Yield Bond Factor Fund, Invesco Macro Allocation Strategy Fund, Invesco Multi-Asset Income Fund, Invesco Oppenheimer Fundamental Alternatives Fund, Invesco Oppenheimer Global Allocation Fund, Invesco Oppenheimer Global Strategic Income Fund, Invesco Oppenheimer Gold & Special Minerals Fund and Invesco Oppenheimer International Bond Fund may each invest up to 25% of their total assets in shares of their respective subsidiaries (the Subsidiaries). The Subsidiaries offer to redeem all or a portion of their shares at the current net asset value per share every regular business day. The value of shares of the Subsidiaries will fluctuate with the value of the respective Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiaries’ portfolio investments be marked-to-market (that is, the value on each of the Subsidiaries’ books changes) each business day to reflect changes in the market value of the investment.
Each Fund’s current net asset value per share is made available on the Funds’ website at www.invesco.com/us.
Fair Value Pricing
Securities owned by a Fund (except Invesco Government Money Market Fund, Invesco Oppenheimer Government Money Market Fund, Invesco Premier Portfolio and Invesco Premier U.S. Government Money Portfolio) are to be valued at current market value if market quotations are readily available. All other securities and assets of a Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. An effect of fair value pricing may be to reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.
Timing of Orders
Each Fund prices purchase, exchange and redemption orders at the net asset value next calculated by the Fund after the Fund’s transfer agent, authorized agent or designee receives an order in good order for the Fund. Purchase, exchange and redemption orders must be received prior to the close of business on a business day, as defined by the applicable Fund, to receive that day’s net asset value. Any applicable sales charges are applied at the time an order is processed.
Currently, certain financial intermediaries may serve as agents for the Funds and accept orders on their behalf. Where a financial intermediary serves as agent, the order is priced at the Fund’s net asset value next calculated after it is accepted by the financial intermediary. In such cases, if requested by a Fund, the financial intermediary is responsible for providing information with regard to the time that such order for purchase, redemption or exchange was received. Orders submitted through a financial intermediary that has not received authorization to accept orders on a Fund’s behalf are priced at the Fund’s net asset value next calculated by the Fund after it receives the order from the financial intermediary and accepts it, which may not occur on the day submitted to the financial intermediary.
Additional Information Regarding Deferred Tax Liability (only applicable to the Invesco Oppenheimer Steelpath Funds)
In calculating the Fund’s daily NAV, the Fund will, among other things, account for its deferred tax liability and/or asset balances. As a result, any deferred tax liability and/or asset is reflected in the Fund’s daily NAV.
The Fund will accrue a deferred income tax liability balance, at the applicable U.S. federal corporate income tax rate plus an estimated state and local income tax rate for its future tax liability associated with MLP distributions considered to be a return of capital, as well as for its future tax liability associated with the capital appreciation of its investments. The Fund’s current and deferred tax liability, if any, will depend upon the Fund’s net investment gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Any deferred tax liability balance will reduce the Fund’s NAV. Upon the Fund’s sale of an MLP security, the Fund may be liable for previously deferred taxes.
The Fund will accrue, in accordance with generally accepted accounting principles, a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV. To the extent the Fund has a deferred tax asset balance, the Fund will assess, in accordance with generally accepted accounting principles, whether a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance, is required. Pursuant to Financial Accounting Standards Board Accounting Standards Codification 740 (FASB ASC 740), the Fund will assess a valuation allowance to reduce some or all of the deferred tax asset balance if, based on the weight of all available evidence, both negative and positive, it is more likely than not that some or all of the deferred tax asset will not be realized. The Fund will use judgment in considering the relative impact of negative and positive evidence. The weight given to the potential effect of negative and positive evidence will be commensurate with the extent to which such evidence can be objectively verified. The Fund’s assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, the duration of statutory carry forward periods and the associated risk that operating loss and capital loss carry forwards may be limited or expire unused, and unrealized gains and losses on investments. Consideration is also given to market cycles, the severity and duration of historical deferred tax assets, the impact of redemptions, and the level of MLP distributions. The Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset in connection with the calculation of

A-18	The Invesco Funds

the Fund’s NAV per share each day; however, to the extent the final valuation allowance differs from the estimates the Fund used in calculating the Fund’s daily NAV, the application of such final valuation allowance could have a material impact on the Fund’s NAV.
The Fund’s deferred tax asset and/or liability balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Fund will rely to some extent on information provided by MLPs in determining the extent to which distributions received from MLPs constitute a return of capital, which may not be provided to the Fund on a timely basis, to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. If such information is not received from such MLPs on a timely basis, the Fund will estimate the extent to which distributions received from MLPs constitute a return of capital based on average historical tax characterization of distributions made by MLPs. The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability. Actual income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors. As a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV. The Fund’s daily NAV calculation will be based on then current estimates and assumptions regarding the Fund’s deferred tax liability and/or asset balances and any applicable valuation allowance, based on all information available to the Fund at such time. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material.
Taxes (applicable to all Funds except for the Invesco Oppenheimer SteelPath Funds, Invesco Oppenheimer Master Loan Fund, Invesco Oppenheimer Master Inflation Protected Securities Fund and Invesco Oppenheimer Master Event-Linked Bond Fund)
A Fund intends to qualify each year as a regulated investment company (RIC) and, as such, is not subject to entity-level tax on the income and gain it distributes to shareholders. If you are a taxable investor, dividends and distributions you receive from a Fund generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from a Fund during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:
Fund Tax Basics
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A Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.

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Distributions of net short-term capital gains are taxable to you as ordinary income. A Fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.

■	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares.
■	A portion of income dividends paid by a Fund to you may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from a Fund’s investment in stocks of domestic corporations and qualified foreign corporations. In the case of a Fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.

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The use of derivatives by a Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

■	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
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Any long-term or short-term capital gains realized on the sale or redemption of your Fund shares will be subject to federal income tax. For tax purposes an exchange of your shares for shares of another Fund is the same as a sale. An exchange occurs when the purchase of shares of a Fund is made using the proceeds from a redemption of shares of another Fund and is effectuated on the same day as the redemption. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and, for shares acquired on or after January 1, 2012 and disposed of after that date, cost basis will be reported to you and the Internal Revenue Service (IRS). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. As a service to you, the Fund will continue to provide to you (but not the IRS) cost basis information for shares acquired before 2012, when available, using the average cost method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Account Access menu of our website at www.Invesco.com/us.

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The conversion of shares of one class of a Fund into shares of another class of the same Fund is not taxable for federal income tax purposes and no gain or loss will be reported on the transaction. This is true whether the conversion occurs automatically pursuant to the terms of the class or is initiated by the shareholder.

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At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, a Fund’s net asset value may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you.

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By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

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You will not be required to include the portion of dividends paid by a Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that

A-19	The Invesco Funds

constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.

■	Fund distributions and gains from sale or exchange of your Fund shares generally are subject to state and local income taxes.
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If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.

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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in a Fund.

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Under the Foreign Account Tax Compliance Act (FATCA), a Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

■	If a Fund invests in an underlying fund taxed as a RIC, please see any relevant section below for more information regarding the Fund’s investment in such underlying fund.
The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors holding shares through a tax-advantaged arrangement, such as Retirement and Benefit Plans or 529 college savings plans. Such investors should refer to the applicable account documents/program description for that arrangement for more information regarding the tax consequences of holding and redeeming Fund shares.
Funds Investing in Municipal Securities
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You will not be required to include the “exempt-interest” portion of dividends paid by the Fund in either your gross income for federal income tax purposes or your net investment income subject to the additional 3.8% Medicare tax. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the Fund for the particular days in which you hold shares.

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A Fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for noncorporate shareholders, unless such municipal securities were issued in 2009 or 2010.

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Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.

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A Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. To the extent that dividends paid by a Fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains.

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A Fund may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends-received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.

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Exempt-interest dividends from a Fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.

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There are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Money Market Funds
■	A Fund does not anticipate realizing any long-term capital gains.
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If a Fund, other than Invesco Premier Tax-Exempt Portfolio, expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or exchange of Fund shares (unless the investor incurs a liquidity fee on such sale or exchange). See “Liquidity Fees and Redemption Gates.”

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Invesco Premier Tax-Exempt Portfolio rounds its current net asset value per share to a minimum of the fourth decimal place, therefore, investors will have gain or loss on sale or exchange of shares of the Fund calculated by subtracting your cost basis from the gross proceeds received from the sale or exchange.

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There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by a Fund, and such tax treatment may be the subject of future IRS guidance. If a Fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time.

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Because the Invesco Premier Tax-Exempt Portfolio is not expected to maintain a stable share price, a sale or exchange of Fund shares may result in a capital gain or loss for you. Unless you choose to adopt a simplified “NAV method” of accounting (described below), any capital gain or loss on the sale or exchange of Fund shares (as noted above) generally will be treated either as short-term if you held your Fund shares for one year or less, or long-term if you held your Fund shares longer. If you elect to adopt the NAV method of accounting, rather than computing gain or loss on every taxable disposition of Fund shares as described above, you would determine your gain or loss based on the change in the aggregate value of your Fund shares during a computation period (such as your taxable year), reduced by your net investment (purchases minus sales) in those shares during that period. Under the NAV method, any resulting net capital gain or loss would be treated as short-term capital gain or loss.

Funds Investing in Real Estate Securities
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Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn a Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.

■	Dividends paid to shareholders from the Funds’ investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.
■	The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an

A-20	The Invesco Funds

investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.

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Under the Tax Cuts and Jobs Act, “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. Proposed regulations issued by the IRS, which can be relied upon currently, enable the Fund to pass through the special character of “qualified REIT dividends” to a shareholder, provided both the Fund and a shareholder meet certain holding period requirements with respect to their shares.

■	The Fund’s foreign shareholders should see the SAI for a discussion of the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund invests.
Funds Investing in Partnerships
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Taxes,penalties, and interest associated with an audit of a partnership are generally required to be assessed and collected at the partnership level. Therefore, an adverse federal income tax audit of a partnership that a Fund invests in (including MLPs taxed as partnerships) could result in the Fund being required to pay federal income tax. A Fund may have little input in any audit asserted against a partnership and may be contractually or legally obligated to make payments in regard to deficiencies asserted without the ability to put forward an independent defense. Accordingly, even if a partnership in which the Fund invests were to remain classified as a partnership (instead of as a corporation), it could be required to pay additional taxes, interest and penalties as a result of an audit adjustment, and the Fund, as a direct or indirect partner of such partnership, could be required to bear the economic burden of those taxes, interest and penalties, which would reduce the value of Fund shares.

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Under the Tax Cuts and Jobs Act “qualified publicly traded partnership income” is treated as eligible for a 20% deduction by noncorporate taxpayers. The legislation does not contain a provision permitting a RIC, such as a Fund, to pass the special character of this income through to its shareholders. It is uncertain whether a future technical corrections bill or regulations issued by the IRS will address this issue to enable a Fund to pass through the special character of “qualified publicly traded partnership income” to its shareholders.

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Some amounts received by a Fund from the MLPs in which it invests likely will be treated as returns of capital to such Fund because of accelerated deductions available to the MLPs. The receipt of returns of capital from the MLPs in which a Fund invests could cause some or all of the Fund’s distributions to be classified as a return of capital. Return of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.

Funds Investing in Commodities
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The Funds’ strategies of investing through their respective Subsidiary in derivatives and other financially linked instruments whose performance is expected to correspond to the commodity markets may cause the Funds to recognize more ordinary income and short-term capital gains taxable as ordinary income than would be the case if the Funds invested directly in commodities.

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The Funds must meet certain requirements under the Code for favorable tax treatment as a RIC, including asset diversification and income requirements. The Funds intend to treat the income each derives from commodity-linked notes as qualifying income based on an opinion from counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the 1940 Act. Each Subsidiary will be classified for federal income tax purposes as a controlled foreign corporation (CFC) with respect to the Fund. As such, the Fund will be required to include in its gross income each year amounts earned by the Subsidiary during that year (“Subpart F” income), whether or not such earnings are distributed by the Subsidiary to the Fund (deemed inclusions). Recently released Treasury Regulations also permit the Fund to treat such deemed inclusions of “Subpart F” income from the Subsidiary as qualifying income to the Fund, even if the Subsidiary does not make a distribution of such income. Consequently, the Fund and the Subsidiary reserve the right to rely on deemed inclusions being treated as qualifying income to the Fund consistent with recently released Treasury Regulations. If, contrary to the opinion of counsel or other guidance issued by the IRS, the IRS were to determine that income from direct investment in commodity-linked notes is non-qualifying, a Fund might fail to satisfy the income requirement. In lieu of disqualification, the Funds are permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect. The Funds intend to limit their investments in their respective Subsidiary to no more than 25% of the value of each Fund’s total assets in order to satisfy the asset diversification requirement.

■	The Invesco Balanced-Risk Commodity Strategy Fund received a PLR from the IRS holding that income from a form of commodity-linked note is qualifying income. However, the IRS has revoked the ruling on a prospective basis, thus allowing the Fund to continue to rely on its private letter ruling to treat income from commodity-linked notes purchased on or before June 30, 2017 as qualifying income. After that time the Invesco Balanced-Risk Commodity Strategy Fund expects to rely on the opinion of counsel described above.
Funds Investing in Foreign Currencies
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The Funds may realize gains from the sale or other disposition of foreign currencies (including but not limited to gains from options, futures or forward contracts) derived from investing in securities or foreign currencies. The U.S. Treasury Department is authorized to issue regulations on whether the realization of such foreign currency gains is qualified income for the Funds. If such regulations are issued, each Fund may not qualify as a RIC and/or the Fund may change its investment policy. As of the date of this prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Additionally, the IRS has not issued any guidance on how to apply the asset diversification test to such foreign currency positions. Thus, the IRS’ determination as to how to treat such foreign currency positions for purposes of satisfying the asset diversification test might differ from that of each Fund resulting in the Fund’s failure to qualify as a RIC. In lieu of disqualification, each Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect.

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The Funds’ transactions in foreign currencies may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Funds' ordinary income distributions to you, and may cause some or all of the Funds' previously distributed income to be classified as a return of capital. Return of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.

This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.
Taxes (applicable to the Invesco Oppenheimer SteelPath Funds)
Although the Code generally provides that a RIC does not pay an entity-level income tax, provided that it distributes all or substantially all of its income, the Fund is not and does not anticipate becoming eligible to elect to be treated as a RIC because most or substantially all of the Fund’s investments will consist of investments in MLP securities. The RIC tax rules therefore have no application to the Fund or to its shareholders. As a result, the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, and generally is subject to U.S. federal income tax on its taxable income at the corporate income tax rate. In addition, as a regular

A-21	The Invesco Funds

corporation, the Fund will be subject to state and local taxes by reason of its tax status and its investments in MLPs. Therefore, the Fund may have to pay federal, multiple state, and local taxes, which would reduce the Fund’s cash available to make distributions to shareholders. An estimate for federal, state, and local tax liabilities will reduce the fund’s net asset value. The extent to which the Fund is required to pay U.S. federal, state or local corporate income, franchise or other corporate taxes could materially reduce the Fund’s cash available to make distributions to shareholders. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:
Fund Tax Basics
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The Fund intends to invest a significant portion of its assets in MLPs, which are generally treated as partnerships for U.S. federal income tax purposes. To the extent that the Fund invests in equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to take into account the Fund’s allocable share of the income, gains, losses, deductions, and credits recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. MLP distributions to partners, such as the Fund, are not taxable unless the cash amount (or in certain cases, the fair market value of marketable securities) distributed exceeds the Fund’s basis in its MLP interest. The Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the net taxable income allocated to the Fund from such MLPs because of tax deductions such as depreciation, amortization and depletion that will be allocated to the Fund from the MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available for distribution to shareholders.

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The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of its portfolio assets, including equity securities of MLPs, equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such assets. Any such gain will be subject to U.S. federal income tax at the corporate income tax rate, regardless of how long the Fund has held such assets since preferential capital gain rates do not apply to regular corporations such as the Fund. The amount realized by the Fund in any case generally will be the amount paid by the purchaser of the assets plus, in the case of MLP equity securities, the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The Fund’s tax basis in its equity securities in an MLP generally is equal to the amount the Fund paid for the equity securities, (i) increased by the Fund’s allocable share of the MLP’s net taxable income and certain MLP debt, if any, and (ii) decreased by the Fund’s allocable share of the MLP’s net losses and any distributions received by the Fund from the MLP. Although any distribution by an MLP to the Fund in excess of the Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the Fund, net of a deferred tax liability, such distribution will decrease the Fund’s tax basis in its MLP investment and will therefore increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund. To the extent that the Fund has a net capital loss in any year, the net capital loss can be carried back three taxable years and forward five taxable years to reduce the Fund’s capital gains in such years. In the event a capital loss carryover cannot be utilized in the carryover periods, the Fund’s federal income tax liability may be higher than expected, which will result in less cash available to distribute to shareholders.

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Distributions by the Fund of cash or property in respect of the shares (other than certain distributions in redemption of shares) will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Generally, the Fund’s earnings and profits are computed based upon the Fund’s taxable income (loss), with certain specified adjustments. Any such dividend likely will be eligible for the dividends-received deduction if received by an otherwise qualifying corporate U.S. shareholder that meets certain holding period and other requirements for the dividends-received deduction. Dividends paid by the Fund to certain non-corporate U.S. shareholders (including individuals), generally are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals provided that the U.S. shareholder receiving the dividend satisfies applicable holding period and other requirements. Otherwise, dividends paid by the Fund to non-corporate U.S. Shareholders (including individuals) will be taxable at ordinary income rates.

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If the amount of a Fund distribution exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax- deferred return of capital to the extent of, and in reduction of, a shareholder’s tax basis in the shares, and thereafter as capital gain to the extent the shareholder held the shares as a capital asset. Any such capital gain will be long-term capital gain if such shareholder has held the applicable shares for more than one year. The portion of the distribution received by a shareholder from the Fund that is treated as a return of capital will decrease the shareholder’s tax basis in his or her Fund shares (but not below zero), which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares.

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The Fund anticipates that the cash distributions it will receive with respect to its investments in equity securities of MLPs and which it will distribute to its shareholders will exceed the Fund’s current and accumulated earnings and profits. Accordingly, the Fund expects that only a part of its distributions to shareholders with respect to the shares will be treated as dividends for U.S. federal income tax purposes. No assurance, however, can be given in this regard.

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Special rules may apply to the calculation of the Fund’s earnings and profits. For example, the Fund’s earnings and profits will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in the Fund’s earnings and profits being higher than the Fund’s taxable income or loss in a particular year if the MLPs in which the Fund invests calculate their income using accelerated depreciation. Because of these special earnings profits rules, the Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the Fund’s taxable income or loss for such year, which means that a larger percentage of the Fund ’s distributions could be taxable to shareholders as ordinary income instead of tax-deferred return of capital or capital gain.

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Shareholders that receive distributions in shares rather than in cash will be treated for U.S. federal income tax purposes as having (i) received a cash distribution equal to the fair market value of the shares received and (ii) reinvested such amount in shares.

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A redemption of shares will be treated as a sale or exchange of such shares, provided the redemption is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is a complete redemption of a shareholder’s entire interest in the Fund, or is in partial liquidation of such Fund. Redemptions that do not qualify for sale or exchange treatment will be treated as distributions as described above. Upon a redemption treated as a sale or exchange under these rules, a shareholder generally will recognize capital gain or loss equal to the difference between the adjusted tax basis of his or her shares and the amount received when they are sold.

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If the Fund is required to sell portfolio securities to meet redemption requests, the Fund may recognize income and gains for U.S. federal, state and local income and other tax purposes, which may result in the imposition of corporate income or other taxes on the Fund and may increase the Fund’s current and accumulated earnings and profits, which will result in a greater portion of distributions to Fund shareholders being treated as dividends. Any long-term or short-term capital gains realized on sale or redemption of your Fund shares will be subject to federal income tax. For tax purposes an exchange of your shares for shares of another Fund is the same as a sale. An exchange occurs when the purchase of shares of a Fund is made using the proceeds from a redemption of shares of another Fund and is effectuated on the same day

A-22	The Invesco Funds

as the redemption. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and, for shares acquired on or after January 1, 2012 and disposed of after that date, cost basis will be reported to you and the IRS. Cost basis will be calculated using the Fund’s default method of first-in, first-out (FIFO), unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.invesco.com/us.

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The conversion of shares of one class of a Fund into shares of another class of the same Fund is not taxable for federal income tax purposes and no gain or loss will be reported on the transaction. This is true whether the conversion occurs automatically pursuant to the terms of the class or is initiated by the shareholder.

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At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend is sometimes known as “buying a dividend.” In addition, a Fund’s net asset value may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you.

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By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

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A 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

■	Fund distributions and gains from sale or exchange of your Fund shares generally are subject to state and local income taxes.
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Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in a Fund.

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Under the Foreign Account Tax Compliance Act (FATCA), a Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

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Taxes, penalties, and interest associated with an audit of a partnership are generally required to be assessed and collected at the partnership level. Therefore, an adverse federal income tax audit of an MLP taxed as a partnership that the Fund invests in could result in the Fund being required to pay federal income tax. The Fund may have little input in any audit asserted against an MLP and may be contractually or legally obligated to make payments in regard to deficiencies asserted without the ability to put forward an independent defense. Accordingly, even if an MLP in which the Fund invests were to remain classified as a partnership, it could be required to pay additional taxes, interest and penalties as a result of an audit adjustment, and the Fund, as a direct or indirect partner of such MLP, could be required to bear the economic burden of those taxes, interest and penalties, which would reduce the value of Fund shares.

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Under the Tax Cuts and Jobs Act certain “qualified publicly traded partnership income” (e.g., certain income from certain of the MLPs in which the Fund invests) is treated as eligible for a 20% deduction by noncorporate taxpayers. The Tax Cuts and Jobs Act does not contain a provision permitting an entity, such as the Fund, to benefit from this deduction (since the Fund is taxed as a “C” corporation) or pass the special character of this income through to its shareholders. Qualified publicly traded partnership income allocated to a noncorporate investor investing directly in an MLP might, however, be eligible for the deduction.

The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors holding shares through a tax-advantaged arrangement, such as Retirement and Benefit Plans or 529 college savings plans. Such investors should refer to the applicable account documents/program description for that arrangement for more information regarding the tax consequences of holding and redeeming Fund shares.
This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.
Federal Income Taxes (applicable to Invesco Oppenheimer Master Loan Fund, Invesco Oppenheimer Master Inflation Protected Securities Fund and Invesco Oppenheimer Master Event-Linked Bond Fund only)
United States taxes
The Fund is classified as a partnership and will not be a regulated investment company for US federal income tax purposes. As a partnership, the Fund is not a taxable entity for federal income tax purposes and, subject to the application of the partnership audit rules described below, incurs no federal income tax liability. Each Investor is required to take into account its proportionate share of items of income, gain, loss and deduction of the partnership in computing its federal income tax liability regardless of whether or not cash or property distributions are then made by the Fund. Following the close of the Fund’s taxable year end, Investors will receive a tax statement entitled Schedule K-1 Partner’s Share of Income, Deductions, Credits, etc., which reports the tax status of their distributive share of the Fund’s items for the previous year.
Taxation of distributions, sales and exchanges
In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor’s adjusted tax basis in its shares. An Investor will recognize gain to the extent that any money distributed by the Fund exceeds the Investor’s adjusted tax basis in its shares. In the case of a non-taxable return of capital by the Fund to an Investor, other than in liquidation of the Investor’s interest in the Fund, the tax basis of his shares will be reduced (but not below zero) and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Investor on the later sale of its shares. A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

A-23	The Invesco Funds

When you sell shares of the Fund, you may have a capital gain or loss.
Derivatives
The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, allocations of which are taxable to individual Investors at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. Changes in government regulation of derivative instruments could affect the character, timing and amount of the Fund’s taxable income or gains, and may limit the Fund from using certain types of derivative instruments as part of its investment strategy.
Risk of audit of the Fund
Under the partnership audit rules, which are generally applicable to tax years beginning after December 31, 2017, the Internal Revenue Service (“IRS”) may collect any taxes resulting from audit adjustments to the Fund’s income tax returns (including any applicable penalties and interest) directly from the Fund. In that case, current Investors would bear some or all of the tax liability resulting from such audit adjustment, even if they did not own interests in the Fund during the tax year under audit. The Fund may have the ability to shift any such tax liability to the Investors in accordance with their interests in the Fund during the year under audit, but there can be no assurance that the Fund will be able to do so under all circumstances. For taxable years not subject to the new audit rules, items of Fund income, gain, loss, deduction and credit will be determined at the Fund level in a unified audit. NO REPRESENTATION OR WARRANTY OF ANY KIND IS MADE WITH RESPECT TO THE TAXATION, DEDUCTIBILITY OR CAPITALIZATION OF ANY ITEM BY THE FUND OR INVESTOR. In addition, the “partnership representative” (tax matters partner, for taxable years before the partnership audit rules become effective) will have the sole authority to act on the Fund’s behalf for purposes of, among other things, federal income tax audits and judicial review of administrative adjustments by the IRS, and any such actions will be binding on the Fund and all of the Investors.
Unrelated business taxable income
An allocable share of a tax-exempt Investor’s income will be “unrelated business taxable income” (“UBTI”) to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.
Medicare tax
An additional 3.8% Medicare tax is imposed on certain net investment income of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. “Net investment income,” for these purposes, means investment income (including (i) net gains from the taxable disposition of shares of a Fund to the extent the net gain would be taken into account by the Investor if the Fund sold all of its property for fair market value immediately before the disposition of the shares of the Fund, and (ii) an allocable share of a Fund’s interest, dividends and net gains) reduced by the deductions properly allocable to such income. This Medicare tax, if applicable, is reported by Investors on, and paid with, the Investor’s federal income tax return.
State, local and non-US tax matters
An Investor’s distributive share of the Fund’s income, and gains from the sale or exchange of an Investor’s Fund shares, generally are subject to state and local taxes in the jurisdiction in which the Investor resides or is otherwise subject to tax.
Prospective investors should consider their individual state and local tax consequences of an investment in the Fund.
Tax considerations for non-US investors
If, as anticipated, the Fund is not deemed to be engaged in a US trade or business, the Fund generally will be required to withhold tax on the distributive share of certain items of gross income from US sources allocated to non-US Investors at a 30% (or lower treaty) rate. Certain categories of income, including portfolio interest, are not subject to US withholding tax. Capital gains (other than gain realized on disposition of US real property interests) are not subject to US withholding tax unless the non-US Investor is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. If, on the other hand, the Fund derives income which is effectively connected with a US trade or business carried on by the Fund, this 30% tax will not apply to such effectively connected income of the Fund, and the Fund generally will be required to withhold tax from the amount of effectively connected income allocable to non-US Investors at the highest rate of tax applicable to US residents, and non-US Investors generally would be required to file US income tax returns and be subject to US income tax on a net basis. Gain or loss on a sale of shares will be treated as effectively connected with a U.S. trade or business to the extent that a foreign corporation or foreign individual that owns the shares (whether directly or indirectly through other partnerships) would have had effectively connected gain or loss had the partnership sold its underlying assets and applicable US withholding tax will apply. Non-US Investors may be subject to US estate tax and are subject to special US tax certification requirements.
Other reporting and withholding requirements
Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund will be required to withhold at a 30% rate on certain US source payments (such as interest and dividends) to certain Investors if the Investor fails to provide the Fund with the information which identifies its direct and indirect US ownership. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from an Investor to the IRS, non-US taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is an Investor fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
For a more complete discussion of the federal income tax consequences of investing in the Fund, see the Statement of Additional Information.
This discussion of “Federal Income Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, Investors should consult their tax professional about federal, state, local and foreign tax consequences before making an investment in the Fund.
Payments to Financial Intermediaries – All Share Classes except Class R6 shares
The financial adviser or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Distributors and other Invesco Affiliates, may make additional cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Affiliates make these payments from their own resources, from Invesco Distributors’ retention of initial sales charges and from payments to Invesco Distributors made by the Funds under their 12b-1 plans. In the context of this prospectus, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance company and any other financial intermediary having a selling, administration or similar agreement with Invesco Affiliates.
The benefits Invesco Affiliates receive when they make these payments include, among other things, placing the Funds on the financial intermediary’s fund sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the

A-24	The Invesco Funds

financial intermediary’s sales force or to the financial intermediary’s management. These payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its fund sales system (on its “sales shelf”). Invesco Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The payments Invesco Affiliates make may be calculated based on sales of shares of the Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% (0.10% for Class R5 shares) of the public offering price of all shares sold by the financial intermediary during the particular period. Payments may also be calculated based on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. Invesco Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.
Invesco Affiliates are motivated to make these payments as they promote the sale of Fund shares and the retention of those investments by clients of the financial intermediaries. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Invesco Affiliates benefit from the incremental management and other fees paid to Invesco Affiliates by the Funds with respect to those assets.
The Funds’ transfer agent may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Affiliates under this category of services are charged back to the Funds, subject to certain limitations approved by the Board.
You can find further details in the Fund’s SAI about these payments and the services provided by financial intermediaries. In certain cases these payments could be significant to the financial intermediaries. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser about any payments it receives from Invesco Affiliates or the Funds, as well as about fees and/or commissions it charges.
Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds’ transfer agent at 800-959-4246 or contact your financial institution. The Funds’ transfer agent will begin sending you individual copies for each account within thirty days after receiving your request.

A-25	The Invesco Funds

Obtaining Additional Information
More information may be obtained free of charge upon request. The SAI, a current version of which is on file with the SEC, contains more details about the Fund and is incorporated by reference into this prospectus (is legally a part of this prospectus). When issued, annual and semi-annual reports to shareholders will contain additional information about the Fund’s investments. The Fund’s annual report will also discuss the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will also file its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year as an exhibit to its reports on Form N-PORT.

If you have questions about an Invesco Fund or your account, or you wish to obtain a free copy of the Fund’s current SAI, annual or semi-annual reports or Form N-PORT, please contact us.
	By Mail:	Invesco Investment Services, Inc. P.O. Box 219078, Kansas City, MO 64121-9078
	By Telephone:	(800) 959-4246
	On the Internet:	You can send us a request by e-mail or download prospectuses, SAIs, annual or semi-annual reports via our website: www.invesco.com/us
Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Invesco Nasdaq 100 Index Fund SEC 1940 Act file number: 811-09913

invesco.com/us	[___]-PRO-1

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION – DATED JULY 28, 2020

Statement of Additional Information [October __, 2020]
AIM Counselor Series Trust (Invesco Counselor Series Trust)

This Statement of Additional Information (the SAI) relates to the portfolio (the Fund) of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Trust) and its classes of shares listed below.

FUND
	A	C	R	Y	R5
Invesco Nasdaq 100 Index Fund	[__]	[__]	[__]	[__]	[__]

This SAI is not a Prospectus, and it should be read in conjunction with the Prospectus for the Fund listed above.  When issued, you may obtain, without charge, a copy of any Prospectus and/or Annual Report for the Fund listed above from an authorized dealer or by writing to:

Invesco Investment Services, Inc.
P.O. Box 219078
Kansas City, MO 64121-9078
or by calling (800) 959-4246
or on the Internet: www.invesco.com/us

This SAI, dated [October __, 2020], relates to the Class A, C, R, Y and R5 shares of the Fund’s Prospectus dated [October __, 2020].

The Trust has established other funds which are offered by separate prospectuses and separate SAIs.  Any reference to the term “Fund” throughout this SAI refers to the Fund named above unless otherwise indicated.

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE TRUST	1
Fund History	1
Shares of Beneficial Interest	1
Share Certificates	3
DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS	3
Classification	3
Investment Strategies and Risks	3
Equity Investments	4
Foreign Investments	6
Exchange-Traded Funds	12
Exchange-Traded Notes	13
Debt Investments	14
Other Investments	31
Investment Techniques	35
Derivatives	41
Receipt of Issuer’s Nonpublic Information	55
Business Continuity and Operational Risk	55
Cybersecurity Risk	56
Natural Disaster/Epidemic Risk	56
Fund Policies	56
Portfolio Turnover	59
Policies and Procedures for Disclosure of Fund Holdings	59
MANAGEMENT OF THE TRUST	61
Board of Trustees	61
Management Information	68
Committee Structure	70
Trustee Ownership of Fund Shares	72
Compensation	72
Retirement Policy	72
Pre-Amendment Retirement Plan For Trustees	72
Amendment of Retirement Plan and Conversion to Defined Contribution Plan	73
Deferred Compensation Agreements	73
Purchase of Class A Shares of the Funds at Net Asset Value	74
Purchases of Class Y Shares of the Funds	74
Code of Ethics	74
Proxy Voting Policies	74
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	75
INVESTMENT ADVISORY AND OTHER SERVICES	75
Investment Adviser	75
Investment Sub-Advisers	76
Service Agreements	77
Other Service Providers	77
Securities Lending	79
Portfolio Managers	79

i

BROKERAGE ALLOCATION AND OTHER PRACTICES	79
Brokerage Transactions	79
Commissions	80
Broker Selection	81
Directed Brokerage (Research Services)	83
Affiliated Transactions	84
Regular Brokers	84
Allocation of Portfolio Transactions	84
Allocation of Initial Public Offering (IPO) Transactions	84
PURCHASE, REDEMPTION AND PRICING OF SHARES	85
DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS	85
Dividends and Distributions	85
Tax Matters	85
DISTRIBUTION OF SECURITIES	103
Distributor	103
Distribution Plan	104
FINANCIAL STATEMENTS	107

APPENDICES:

RATINGS OF DEBT SECURITIES	A-1
PERSONS TO WHOM INVESCO PROVIDES NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS	B-1
TRUSTEES AND OFFICERS	C-1
TRUSTEE COMPENSATION TABLE	D-1
PROXY VOTING POLICIES AND PROCEDURES	E-1
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	F-1
MANAGEMENT FEES	G-1
PORTFOLIO MANAGERS	H-1
ADMINISTRATIVE SERVICES FEES	I-1
BROKERAGE COMMISSIONS AND COMMISSIONS ON AFFILIATED TRANSACTIONS	J-1
DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF SECURITIES OF REGULAR BROKERS OR DEALERS	K-1
PURCHASE, REDEMPTION AND PRICING OF SHARES	L-1
AMOUNTS PAID TO INVESCO DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLAN	M-1
ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLAN	N-1
TOTAL SALES CHARGES	O-1

ii

GENERAL INFORMATION ABOUT THE TRUST

Fund History

AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Trust) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end series management investment company.  The Trust was originally organized as a Maryland corporation on April 24, 2000 and re-organized as a Delaware statutory trust on July 29, 2003.  Under the Trust’s Agreement and Declaration of Trust, as amended (the Trust Agreement), the Board of Trustees of the Trust (the Board) is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.  Prior to April 30, 2010, the Trust was known as AIM Counselor Series Trust.

Shares of Beneficial Interest

Shares of beneficial interest of the Trust are redeemable at their net asset value at the option of the shareholder or at the option of the Trust, in accordance with any applicable provisions of the Trust Agreement and applicable law, subject in certain circumstances to a contingent deferred sales charge.

The Trust allocates cash and property it receives from the issue or sale of shares, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, to the Fund, subject only to the rights of creditors of the Fund.  These assets constitute the assets belonging to the Fund, are segregated on the Trust’s books, and are charged with the liabilities and expenses of the Fund and its classes.  The Trust allocates any general liabilities and expenses of the Trust not readily identifiable as belonging to the Fund primarily on the basis of relative net assets or other relevant factors, subject to oversight by the Board.

Each share of the Fund represents an equal pro rata interest in the Fund with each other share and is entitled to dividends and other distributions with respect to the Fund, which may be from income, capital gains or capital, as declared by the Board.

Each class of shares of the Fund represents a proportionate undivided interest in the net assets belonging to the Fund.  Differing sales charges and expenses will result in differing net asset values and dividends and distributions.  Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the Fund allocable to such class available for distribution after satisfaction of, or reasonable provision for, the outstanding liabilities of the Fund allocable to such class.

The Trust Agreement provides that each shareholder, by virtue of having become a shareholder of the Trust, is bound by terms of the Trust Agreement and the Trust’s Bylaws. Ownership of shares does not make shareholders third party beneficiaries of any contract entered into by the Trust.

The Trust is not required to hold annual or regular meetings of shareholders.  Meetings of shareholders of the Fund or class will be held for any purpose determined by the Board, including from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the 1940 Act, state law or the provisions of the Trust Agreement.  It is not expected that shareholder meetings will be held annually.

The Trust Agreement provides that the Board may authorize (i) a merger, consolidation or sale of assets (including, but not limited to, mergers, consolidations or sales of assets between two Funds, or between the Fund and a series of any other registered investment company), and (ii) the combination of two or more classes of shares of the Fund into a single class, each without shareholder approval but subject to applicable requirements under the 1940 Act and state law.

Each share of the Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of the Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses.  Only shareholders of a specific class may vote on matters relating to that class’s distribution plan.

Except as specifically noted above, shareholders of the Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of the Fund.  However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of the Fund or class is required.  Shareholders of the Fund or class are not entitled to vote on any matter which does not affect the Fund or class but that requires a separate vote of another Fund or class.  An example of a matter that would be voted on separately by shareholders of the Fund is the approval of the advisory agreement with Invesco Advisers, Inc. (the Adviser or Invesco).

When issued, shares of the Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable.  There are no automatic conversion rights, but the Fund may offer voluntary rights to convert between certain share classes, as described in the Fund’s prospectus.  Shares do not have cumulative voting rights in connection with the election of Trustees or on any other matter.

Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of private for-profit corporations organized under Delaware law.  There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state, which does not recognize such limited liability, were to apply the laws of such state to a controversy involving such obligations.  The Trust Agreement disclaims shareholder personal liability for the debts, liabilities, obligations and expenses of the Trust and requires that every undertaking of the Trust or the Board relating to the Trust or the Fund include a recitation limiting such obligation to the Trust and its assets or to the Fund and the assets belonging thereto.  The Trust Agreement provides for indemnification out of the property of the Fund (or Class, as applicable) for all losses and expenses of any shareholder of such Fund held personally liable solely on account of being or having been a shareholder.

The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust or the Fund (Disabling Conduct).  The Trust’s Bylaws generally provide for indemnification by the Trust of the trustees, officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct.  Indemnification does not extend to judgments or amounts paid in settlement in any actions by or in the right of the Trust.  The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers with Fund assets.  The Trust’s Bylaws provide for the advancement of payments of expenses to current and former trustees, officers and employees or agents of the Trust, or anyone serving at their request, in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding, for which such person would be entitled to indemnification; provided that any advancement of expenses would be reimbursed unless it is ultimately determined that such person is entitled to indemnification for such expenses.

The Trust Agreement provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or an expert on any topic or in any area (including an audit committee financial expert), or in any other special appointment will not be subject to any greater standard of care or liability because of such position.

The Trust Agreement provides a detailed process for the bringing of derivative actions by shareholders.  A shareholder may only bring a derivative action on behalf of the Trust if certain conditions are met. Among other things, such conditions: (i) require shareholder(s) to make a pre-suit demand on the Trustees (unless such effort is not likely to succeed because a majority of the Board or the committee established to consider the merits of such action are not independent Trustees under Delaware law); (ii) require 10% of the beneficial owners to join in the pre-suit demand; and (iii) afford the Trustees a reasonable amount of time to consider the request and investigate the basis of the claims (including designating a committee to consider the demand and hiring counsel or other advisers).  These conditions generally are intended to provide the Trustees with the ability to pursue a claim if they believe doing so would be in the best interests of the Trust and its shareholders and to preclude the pursuit of claims that the Trustees determine to be without merit or otherwise not in the Trust’s best interest to pursue.

The Trust Agreement also generally requires that actions by shareholders in connection with or against the Trust or the Fund be brought only in certain Delaware courts and that the right to jury trial be waived to the fullest extent permitted by law.

Share Certificates

Shareholders of the Fund do not have the right to demand or require the Trust to issue share certificates and share certificates are not issued.  Any certificates previously issued with respect to any shares are deemed to be cancelled without any requirement for surrender to the Trust.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

Classification

The Trust is an open-end management investment company.  The Fund is classified as “diversified” for purposes of the 1940 Act and intends to be diversified in approximately the same proportion as its target index is diversified. However, the Fund may be “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its target index. A non-diversified fund can invest a greater percentage of its assets in a small number of issuers or any one issuer than a diversified fund can.

Investment Strategies and Risks

Set forth below are detailed descriptions of the various types of securities and investment techniques that Invesco and/or the Sub-Advisers (as defined herein) may use in managing the Fund, as well as the risks associated with those types of securities and investment techniques.  The descriptions of the types of securities and investment techniques below supplement the discussion of principal investment strategies and risks contained in the Fund’s Prospectus.  Where a particular type of security or investment technique is not discussed in the Fund’s Prospectus, that security or investment technique is not a principal investment strategy.

The Fund may invest in all of the following types of investments.  The Fund might not invest in all of these types of securities or use all of these techniques at any one time.  Invesco and/or the Sub-Advisers may invest in other types of securities and may use other investment techniques in managing the Fund, as well as securities and techniques not described.  The Fund’s transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Fund’s investment objective, policies and restrictions described in the Fund’s Prospectus and/or this SAI, as well as the federal securities laws.

Any percentage limitations relating to the composition of the Fund’s portfolio identified in the Fund’s Prospectus or this SAI apply at the time the Fund acquires an investment.  Subsequent changes that result from market fluctuations generally will not require the Fund to sell any portfolio security.  However, the Fund may sell its illiquid investments holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings.

The Fund’s investment objective, policies, strategies and practices described below are non-fundamental and may be changed without approval of the holders of the Fund’s voting securities unless otherwise indicated.

Equity Investments

Common Stock.  Common stock is issued by a company principally to raise cash for business purposes and represents an equity or ownership interest in the issuing company.  Common stockholders are typically entitled to vote on important matters of the issuing company, including the selection of directors, and may receive dividends on their holdings.  The Fund participates in the success or failure of any company in which it holds common stock. In the event a company is liquidated or declares bankruptcy, the claims of bondholders, other debt holders, owners of preferred stock, and general creditors take precedence over the claims of those who own common stock.

The prices of common stocks change in response to many factors including the historical and prospective earnings of the issuing company, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

Preferred Stock.  Preferred stock, unlike common stock, often offers a specified dividend rate payable from a company’s earnings.  Preferred stock also generally has a preference over common stock on the distribution of a company’s assets in the event the company is liquidated or declares bankruptcy; however, the rights of preferred stockholders on the distribution of a company’s assets in the event of a liquidation or bankruptcy are generally subordinate to the rights of the company’s debt holders and general creditors.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

Some fixed rate preferred stock may have mandatory sinking fund provisions which provide for the stock to be retired or redeemed on a predetermined schedule, as well as call/redemption provisions prior to maturity, which can limit the benefit of any decline in interest rates that might positively affect the price of preferred stocks.  Preferred stock dividends may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock.  Preferred stock may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals.

Convertible Securities.  Convertible securities are generally bonds, debentures, notes, preferred stocks or other securities or investments that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price).  A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.  A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.  If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives.  Convertible securities have general characteristics similar to both debt and equity securities.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks.  However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations.  Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock.  Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore an issuer’s convertible securities entail more risk than its debt obligations.  Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common stock in order of preference or priority on an issuer’s balance sheet.  To the extent that the Fund invests in convertible securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature.

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation.  The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock.  The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.”  The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates.  However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted.  Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and general market and economic conditions.  Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.  Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value.  A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income producing security.

While the Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund’s financial reporting, credit rating and investment limitation purposes.

Contingent Convertible Securities (CoCos).  CoCos (also referred to as contingent capital securities) are a form of hybrid fixed income security typically issued by non-U.S. banks that may either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage upon the occurrence of a “trigger” event, such as if (a) the issuer’s capital ratio falls below a specified level or (b) certain regulatory events, such as a change in regulatory capital requirements, affect the issuer’s continued viability. Unlike traditional convertible securities, the conversion is not voluntary and the equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements.

CoCos are subject to credit, interest rate and market risks associated with fixed income and equity securities generally, along with risks typically applicable to convertible securities. CoCos are also subject to loss absorption risk because coupon payments can potentially be cancelled or deferred at the issuer’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses. Additionally, certain call provisions permit an issuer to repurchase CoCos if the regulatory environment or tax treatment of the security (e.g., tax deductibility of interest payments) changes.  This may result in a potential loss to the Fund if the price at which the issuer calls or repurchases the CoCos is lower than the initial purchase price by the Fund.

CoCos are subordinate in rank to traditional convertible securities and other debt obligations of an issuer in the issuer’s capital structure, and therefore, CoCos entail more risk than an issuer’s other debt obligations.

CoCos are generally speculative and their market value may fluctuate based on a number of unpredictable factors, including, but not limited to, the creditworthiness of the issuer and/or fluctuations in the issuer’s capital ratios, supply and demand for CoCos, general market conditions and available liquidity, and economic, financial and political events affecting the particular issuer or markets in general.

Enhanced Convertible Securities.  “Enhanced” convertible securities are equity-linked hybrid securities that automatically convert to equity securities on a specified date.  Enhanced convertibles have been designed with a variety of payoff structures, and are known by a variety of different names.  Three features common to enhanced convertible securities are (i) conversion to equity securities at the maturity of the convertible (as opposed to conversion at the option of the security holder in the case of ordinary convertibles); (ii) capped or limited appreciation potential relative to the underlying common stock; and (iii) dividend yields that are typically higher than that on the underlying common stock.  Thus, enhanced convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company in return for reduced participation in the appreciation potential of the underlying common stock.  Other forms of enhanced convertible securities may involve arrangements with no interest or dividend payments made until maturity of the security or an enhanced principal amount received at maturity based on the yield and value of the underlying equity security during the security’s term or at maturity.

Synthetic Convertible Securities.  A synthetic convertible security is a derivative position composed of two or more distinct securities whose investment characteristics, taken together, resemble those of traditional convertible securities, i.e., fixed income and the right to acquire the underlying equity security.  For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a security or index.

Synthetic convertibles are typically offered by financial institutions in private placement transactions and are typically sold back to the offering institution.  Upon conversion, the holder generally receives from the offering institution an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security.  Synthetic convertible securities differ from true convertible securities in several respects.  The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component.  Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations.  Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security, including the ability to combine components representing distinct issuers, or to combine a fixed income security with a call option on a stock index, when the Adviser determines that such a combination would better further a Fund’s investment goals.  In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately.

The holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline.  In addition, in purchasing a synthetic convertible security, a Fund may have counterparty risk with respect to the financial institution or investment bank that offers the instrument.

Alternative Entity Securities.  Alternative entity securities are the securities of entities that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities that are similar to common or preferred stock of corporations.

Foreign Investments

Foreign Securities.  Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other securities representing underlying securities of foreign issuers (foreign securities).  ADRs are receipts, issued by U.S. banks, for the shares of foreign corporations, held by the bank issuing the receipt.  ADRs are typically issued in registered form, denominated in U.S. dollars and designed for use in the U.S. securities markets.  GDRs are bank certificates issued in more than one country for shares in a foreign company. The shares are held by a foreign branch of an international bank. GDRs trade as domestic shares but are offered for sale globally through the various bank branches. GDRs are typically used by private markets to raise capital and are denominated in either U.S. dollars or foreign currencies. EDRs are similar to ADRs and GDRs, except they are typically issued by European banks or trust companies, denominated in foreign currencies and designed for use outside the U.S. securities markets.  ADRs, EDRs and GDRs entitle the holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank.  Purchasing ADRs, EDRs or GDRs gives the Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so.  ADRs, EDRs or GDRs that are “sponsored” are those where the foreign corporation whose shares are represented by the ADR, EDR or GDR is actively involved in the issuance of the ADR, EDR or GDR, and generally provides material information about the corporation to the U.S. market.  An “unsponsored” ADR, EDR or GDR program is one where the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR, EDR or GDR may not reflect important facts known only to the foreign company.

Foreign debt securities include corporate debt securities of foreign issuers, certain foreign bank obligations (see “Bank Instruments”) and U.S. dollar or foreign currency denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities (see “Foreign Government Obligations”), international agencies and supranational entities.

The Fund considers various factors when determining whether a company is in a particular country or in a particular region/continent, including whether (1) it is organized under the laws of a country or in a country in a particular region/continent; (2) it has a principal office in a country or in a country in a particular region/continent; (3) it derives 50% or more of its total revenues from businesses in a country or in a country in a particular region/continent; and/or (4) its securities are traded principally on a security exchange, or in an over-the-counter (OTC) market, in a country or in a country in a particular region/continent.

Investments by the Fund in foreign securities, including ADRs, EDRs and GDRs, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below in addition to those accompanying an investment in issuers in the United States.

Currency Risk.  The value in U.S. dollars of the Fund’s non-dollar denominated foreign investments will be affected by changes in currency exchange rates.  The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and increases when the value of the U.S. dollar falls against such currency.

Political and Economic Risk.  The economies of many of the countries in which the Fund may invest may not be as developed as that of the United States’ economy and may be subject to significantly different forces.  Political, economic or social instability and development, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Fund’s investments.

Regulatory Risk.  Foreign companies may not be registered with the SEC and are generally not subject to the regulatory controls and disclosure requirements imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities.  Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies.  Therefore, financial information about foreign companies may be incomplete, or may not be comparable to the information available on U.S. companies.  Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund’s shareholders.

There is generally less government supervision and regulation of securities exchanges, brokers, dealers, and listed companies in foreign countries than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.  Foreign markets may also have different clearance and settlement procedures.  If the Fund experiences settlement problems it may result in temporary periods when a portion of the Fund’s assets are uninvested and could cause the Fund to miss attractive investment opportunities or a potential liability to the Fund arising out of the Fund’s inability to fulfill a contract to sell such securities.

Market Risk.  Investing in foreign markets generally involves certain risks not typically associated with investing in the United States.  The securities markets in many foreign countries will have substantially lower trading volume than the United States markets.  As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities.  Obtaining and/or enforcing judgments in foreign countries may be more difficult, and there is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers, each of which may make it more difficult to enforce contractual obligations.  Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may also be associated with the maintenance of assets in foreign jurisdictions.  In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

Risks of Developing/Emerging Markets Countries.  The Fund considers developing and emerging markets countries to be those countries that are (i) generally recognized to be an emerging market country by the international financial community, including the World Bank, or (ii) determined by the Adviser to be an emerging market country.   As of the date of this SAI, the Adviser considers “emerging market countries” to generally include every country in the world except those countries included in the MSCI World Index.   The Adviser has broad discretion to identify countries that it considers to be emerging market countries and may consider various factors in determining whether to classify a country as an emerging market country, including a country’s relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors the Adviser believes to be relevant.   Because emerging markets equity and emerging markets debt are distinct asset classes, a country may be deemed an emerging market country with respect to its equity only, its debt only, both its equity and debt, or neither.

Investments in developing and emerging markets countries present risks in addition to, or greater than, those presented by investments in foreign issuers generally, and may include the following risks:

i. Restriction, to varying degrees, on foreign investment in stocks;
ii. Repatriation of investment income, capital, and the proceeds of sales in foreign countries may require foreign governmental registration and/or approval;
iii. Greater risk of fluctuation in value of foreign investments due to changes in currency exchange rates, currency control regulations or currency devaluation;
iv. Inflation and rapid fluctuations in inflation rates may have negative effects on the economies and securities markets of certain developing and emerging markets countries;
v. Many of the developing and emerging markets countries’ securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility; and
vi. There is a risk in developing and emerging markets countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies.

Risks of Investments in China A-shares through the Stock Connect Program.  The Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program (both programs collectively referred to as the (Connect Program) are securities trading and clearing programs through which the Fund can trade eligible listed China A-shares. The Connect Program is subject to quota limitations and an investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund’s ability to invest in China A-shares through the Connect Program and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the Connect Program is not trading, with the result that prices of China A-shares may fluctuate at times when the Fund is unable to add to or exit its position.  Only certain China A-shares are eligible to be accessed through the Connect Program. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Connect Program. Because the Connect Program is in its early stages, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is currently unknown. The Connect Program is subject to regulations promulgated by regulatory authorities for the Shanghai Stock Exchange, the Stock Exchange of Hong Kong Limited and the Shenzhen Stock Exchange, and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. There is no guarantee that all three exchanges will continue to support the Connect Program in the future.

Investments in China A-shares may not be covered by the securities investor protection programs of the exchanges and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository of the Shanghai Stock Exchange and the Shenzhen Stock Exchange defaulted, the Fund may not be able to recover fully its losses from the depository or may be delayed in receiving proceeds as part of any recovery process. In addition, because all trades on the Connect Program in respect of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, if the Fund invests through the Connect Program, the Fund must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. The existence of a liquid trading market for China A-shares may depend on whether there is supply of, and demand for, such China A-shares. Market volatility and settlement difficulties in the China A-share markets may also result in significant fluctuations in the prices of the securities traded on such markets.

China A-shares purchased through the Connect Program are held in nominee name and not the Fund’s name as the beneficial owner. It is possible, therefore, that the Fund’s ability to exercise its rights as a shareholder and to pursue claims against the issuer of China A-shares may be limited because the nominee structure has not been tested in Chinese courts. In addition, the Fund may not be able to participate in corporate actions affecting China A-shares held through the Connect Program due to time constraints or for other operational reasons.

Trades on the Connect Program are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, the Fund cannot sell the shares on that trading day. In addition, these requirements may limit the number of brokers that the Fund may use to execute trades. If an investor holds 5% or more of the total shares issued by a China A-share issuer, whether or not such shares were acquired through the Stock Connect Program, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. If the Fund holds 5% or more of the total shares of a China A-share issuer through its Connect Program investments, its profits may be subject to these limitations. All accounts managed by the Adviser and/or its affiliates will be aggregated for purposes of this 5% limitation, which makes it more likely that the Fund’s profits may be subject to these limitations.

Risks of Investments in the China Interbank Bond Market through the Bond Connect Program.    The Fund may invest in China onshore bonds traded on the China Interbank Bond Market (“CIBM”) through the China – Hong Kong Bond Connect Program (“Bond Connect”). In China, the Hong Kong Monetary Authority Central Moneymarkets Unit holds Bond Connect securities on behalf of ultimate investors (such as the Fund) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects the Fund to various risks, including the risks of settlement delays and counterparty default of the China custodian and Hong Kong custody agent. In addition, the Fund may have a limited ability to enforce rights as a bondholder because enforcing the ownership rights of a beneficial holder of Bond Connect securities is untested and courts in China have limited experience in applying the concept of beneficial ownership.

Bond Connect uses the trading infrastructure of both Hong Kong and China and is not available on trading holidays in Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when the Fund is unable to add to or exit its position. Securities offered through Bond Connect may lose their eligibility for trading through Bond Connect at any time. If Bond Connect securities lose their eligibility for trading through Bond Connect, they may be sold but can no longer be purchased through Bond Connect.
Because Bond Connect trades are settled in RMB, if the Fund invests through Bond Connect, it must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.

Market volatility and potential lack of liquidity due to low trading volume of certain bonds on the CIBM may result in prices of such bonds fluctuating significantly, exposing the Fund to liquidity and volatility risks. The bid-ask spreads of the prices of such securities may be large, and the Fund may therefore incur significant costs and may suffer losses when selling such investments. Bonds traded on the CIBM may be difficult or impossible to sell, which may impact the Fund’s ability to acquire or dispose of such securities at their expected prices.

Bond Connect is relatively new and its effects on the Chinese interbank bond market are uncertain. Trading through Bond Connect is performed through newly developed trading platforms and operational systems, and in the event of systems malfunctions or extreme market conditions, trading via Bond Connect could be disrupted. There can be no assurance as to Bond Connect’s continued existence or whether future developments regarding Bond Connect (including further interpretation and guidance provided by regulators in Hong Kong and China) may restrict or adversely affect the Fund’s investments or returns. Finally, uncertainties in China tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for the Fund.

Floating Rate Corporate Loans and Corporate Debt Securities of Non-U.S. Borrowers.  Floating rate loans are made to and floating rate debt securities are issued by non-U.S. borrowers. Such loans and securities will be U.S. dollar-denominated or otherwise provide for payment in U.S. dollars, and the borrower will meet the credit quality standards established by Invesco and the Sub-Advisers for U.S. borrowers.  The Fund similarly may invest in floating rate loans and floating rate debt securities made to U.S. borrowers with significant non-U.S. dollar-denominated revenues; provided that the loans are U.S. dollar-denominated or otherwise provide for payment to the Fund in U.S. dollars.  In all cases where the floating rate loans or floating rate debt securities are not denominated in U.S. dollars, provisions will be made for payments to the lenders, including the Fund, in U.S. dollars pursuant to foreign currency swaps.

The Fund may invest in floating rate loans that are made to and floating rate debt securities that are issued by non-U.S. borrowers, whether such loans provide for payment in U.S. dollars or another currency. The Fund similarly may invest in floating rate loans and floating rate debt securities made to U.S. borrowers with significant non-U.S. dollar-denominated revenues; provided that the loans are U.S. dollar-denominated or otherwise provide for payment to the Fund in U.S. dollars. In cases where the floating rate loans or floating rate debt securities are not denominated in U.S. dollars, provisions will be made for payments to the lenders, including the Fund, in U.S. dollars pursuant to foreign currency swaps or the currency risk of the transaction will be hedged using forward foreign currency contracts.

Foreign Government Obligations.    Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them.  These securities involve the risks discussed above under Foreign Securities.  Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due.  Political or economic changes or the balance of trade may affect a country’s willingness or ability to service its debt obligations.  Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries.  Foreign government obligations of developing countries, and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as ““Brady Bonds.” The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may impair the debtor’s ability or willingness to service its debts.

Passive Foreign Investment Companies. Under U.S. tax laws, passive foreign investment companies (“PFICs”) are those foreign corporations which generate primarily “passive” income. Passive income is defined as any income that is considered foreign personal holding company income under the Internal Revenue Code. For federal tax purposes, a foreign corporation is deemed to be a PFIC if 75% or more of its gross income during a taxable year is passive income or if 50% or more of its assets during a taxable year are assets that produce, or are held to produce, passive income.

Foreign mutual funds are generally deemed to be PFICs, since nearly all of the income of a mutual fund is passive income. Investments in foreign mutual funds may be used to gain exposure to the securities of companies in countries that limit or prohibit direct foreign investment; however investments in foreign mutual funds are subject to limits under the 1940 Act.

Other types of foreign corporations may also be considered PFICs if their percentage of passive income or passive assets exceeds the limits described above. Unless an election is made with respect to an investment in a PFIC, which election may not always be possible, income from the disposition of a PFIC investment and from certain PFIC distributions may be subject to adverse tax treatment. The application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a regulated investment  company itself to tax on certain income from PFIC shares. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Foreign corporations that are PFICs for federal tax purposes may not always be recognized as such or may not provide investors with all information required to report, or make an election with respect to, such investment.

A foreign issuer will not be treated as a PFIC with respect to a shareholder if such issuer is a controlled foreign corporation for U.S. federal income tax purposes (“CFC”) and the shareholder holds (directly, indirectly, or constructively) 10% or more of the voting interests in or total value of such issuer. In such a case, the shareholder generally would be required to include in gross income each year, as ordinary income, its share of certain amounts of a CFC’s income, whether or not the CFC distributes such shareholder’s share of such amounts to it. Under proposed regulations, such income will be considered “qualifying income” for purposes of a shareholder’s qualification as a regulated investment company only to the extent such income is timely distributed to that shareholder.

Additional risks of investing in other investment companies are described under “Other Investment Companies.”

Foreign Exchange Transactions.  The Fund has the authority to purchase and sell put and call options on foreign currencies (foreign currency options), foreign currency futures contracts and related options, currency-related swaps, and may engage in foreign currency transactions either on a spot (i.e., for prompt delivery and settlement) basis at the rate prevailing in the currency exchange market at the time or through forward foreign currency contracts (see Forward Foreign Currency Contracts). The use of these instruments may result in a loss to the Fund if the counterparty to the transaction (particularly with respect to OTC derivatives, as discussed further below) does not perform as promised, including because of such counterparty’s bankruptcy or insolvency.

The Fund will incur costs in converting assets from one currency to another.  Foreign exchange dealers may charge a fee for conversion.  In addition, dealers may realize a profit based on the difference between the prices at which they buy and sell various currencies in the spot and forward markets.

The Fund will generally engage in foreign exchange transactions in order to complete a purchase or sale of foreign currency denominated securities.  The Fund may also use foreign currency options, forward foreign currency contracts, foreign currency futures contracts, and currency-related swap contracts to increase or reduce exposure to a foreign currency, to shift exposure from one foreign currency to another in a cross currency hedge or to enhance returns.  These transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currencies; however, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.  Open positions in forward foreign currency contracts used for non-hedging purposes will be covered by the segregation of a sufficient amount of liquid assets.

The Fund may purchase and sell foreign currency futures contracts and purchase and write foreign currency options to increase or decrease its exposure to different foreign currencies.  The Fund may also purchase and write foreign currency options in connection with foreign currency futures contracts or forward foreign currency contracts.  Foreign currency futures contracts are traded on exchanges and have standard contract sizes and delivery dates.  Most foreign currency futures contracts call for payment or delivery in U.S. dollars.  The uses and risks of foreign currency futures contracts are similar to those of futures contracts relating to securities or indices (see Futures Contracts).  Foreign currency futures contracts values can be expected to correlate with exchange rates but may not reflect other factors that affect the value of the Fund’s investments.

Whether or not any hedging strategy will be successful is highly uncertain, and use of hedging strategies may leave the Fund in a less advantageous position than if a hedge had not been established.  Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward foreign currency contract.  Accordingly, the Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if Invesco’s or the Sub-Advisers’ predictions regarding the movement of foreign currency or securities markets prove inaccurate.

The Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs).  To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.  Foreign exchange transactions may involve some of the risks of investments in foreign securities.  For a discussion of tax considerations relating to foreign currency transactions, see “Dividends, Distributions, and Tax Matters – Tax Matters – Tax Treatment of Portfolio Transactions – Foreign currency transactions.”

Under definitions adopted by the Commodity Futures Trading Commission (CFTC) and the U.S. Securities and Exchange Commission (SEC), non-deliverable foreign exchange forwards and OTC foreign exchange options are considered “swaps.”  These instruments are therefore included in the definition of “commodity interests” for purposes of determining whether the Fund’s service providers qualify for certain exemptions and exclusions from regulation by the CFTC.  Although forward foreign currency contracts have historically been traded in the OTC market, as swaps they may in the future be regulated to be centrally cleared and traded on public facilities.  For more information, see “Forward Foreign Currency Contracts” and “Swaps.”

Foreign Bank Obligations.  Foreign bank obligations include certificates of deposit, banker’s acceptances and fixed time deposits and other obligations (a) denominated in U.S. dollars and issued by a foreign branch of a domestic bank (Eurodollar Obligations), (b) denominated in U.S. dollars and issued by a domestic branch of a foreign bank (Yankee dollar Obligations), or (c) issued by foreign branches of foreign banks.  Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Exchange-Traded Funds

Exchange-Traded Funds (ETFs).  Most ETFs are registered under the 1940 Act as investment companies, although others may not be registered as investment companies and are registered as commodity pools. Therefore, the Fund’s purchase of shares of an ETF may be subject to the restrictions on investments in other investment companies discussed under “Other Investment Companies.”  ETFs have management fees, which increase their cost.  The Fund may invest in ETFs advised by unaffiliated advisers as well as ETFs advised by Invesco Capital Management LLC (Invesco Capital).  Invesco, the Sub-Advisers and Invesco Capital are affiliates of each other as they are all indirect wholly-owned subsidiaries of Invesco Ltd.

Generally, ETFs hold portfolios of securities, commodities and/or currencies that are designed to replicate, as closely as possible before expenses, the performance of a specified market index.  The performance results of ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by ETFs.  Furthermore, there can be no assurance that the portfolio of securities, commodities and/or currencies purchased by an ETF will replicate a particular index.  Some ETFs are actively managed and instead of replicating a particular index, they seek to outperform it, or outperform a basket of securities or price of a commodity or currency.

Only Authorized Participants (APs) may engage in creation or redemption transactions directly with ETFs.  ETF shares are sold and redeemed by APs at net asset value only in large blocks called creation units and redemption units, respectively.  Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for ETF shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to an ETF and no other AP is able to step forward to create or redeem units of an ETF, an ETF’s shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts and/or delisting.  ETF shares may be purchased and sold by all other investors in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

Investments in ETFs generally present the same primary risks as an investment in a conventional mutual fund that has the same investment objective, strategy and policies.  Investments in ETFs further involve the same risks associated with a direct investment in the types of securities, commodities and/or currencies included in the indices the ETFs are designed to replicate.  In addition, shares of an ETF may trade at a market price that is higher or lower than their net asset value and an active trading market in such shares may not develop or continue.  Moreover, trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action to be appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Exchange-Traded Notes

Exchange-Traded Notes (ETNs).  ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees.  ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours; however, investors can also hold the ETN until maturity.  At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.  ETNs do not make periodic coupon payments or provide principal protection.  ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged.  The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset.  When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN.  A decision by the Fund to sell ETN holdings may be limited by the availability of a secondary market.

In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk.  No assurance can be given that the Internal Revenue Service (IRS) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes.  Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy.  Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price.  Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETNs may differ from their market benchmark or strategy.  This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track.  As a result, there may be times when an ETN trades at a premium or discount to its market benchmark or strategy.

Debt Investments

U.S. Government Obligations.  U.S. Government obligations are obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations.

U.S. Government obligations may be (i) supported by the full faith and credit of the U.S. Treasury, (ii) supported by the right of the issuer to borrow from the U.S. Treasury, (iii) supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, or (iv) supported only by the credit of the instrumentality.  There is a risk that the U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.  In that case, if the issuer were to default, the Fund might not be able to recover its investment from the U.S. Government.  For example, while the U.S. Government has provided financial support to Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC), no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law.  There also is no guarantee that the government would support Federal Home Loan Banks.  Accordingly, securities of FNMA, FHLMC, and Federal Home Loan Banks, and other agencies, may involve a risk of non-payment of principal and interest.  Any downgrade of the credit rating of the securities issued by the U.S. Government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

Inflation-Indexed Bonds.  Inflation-Indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.  Two structures are common.  The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond.  Most other issuers pay out the Consumer Price Index (CPI) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future.   The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.   For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%).   If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.   Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.   However, the current market value of the bonds is not guaranteed, and will fluctuate.   The Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee.   If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.   Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.   Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds.   In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.   If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics.   The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.   Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government.   There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.   Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Temporary Investments.  The Fund may invest a portion of its assets in affiliated money market funds or in other types of money market instruments in which those funds would invest or other short-term U.S. Government securities for cash management purposes.

Mortgage-Backed and Asset-Backed Securities.  Mortgage-backed and asset-backed securities include commercial mortgage-backed securities (CMBS) and residential mortgage-backed securities (RMBS). Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by non-government entities, such as commercial banks and other private lenders.  Mortgage-related securities represent ownership in pools of mortgage loans assembled for sale to investors by various government agencies such as the Government National Mortgage Association (GNMA) and government-related organizations such as FNMA and FHLMC, as well as by non-government issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.  Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.  These securities differ from conventional bonds in that the principal is paid back to the investor as payments are made on the underlying mortgages in the pool.  Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages.  Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor.

In addition, there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue.  Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as Ginnie Maes), which are guaranteed as to the timely payment of principal and interest.  That guarantee is backed by the full faith and credit of the U.S. Treasury.  GNMA is a corporation wholly-owned by the U.S. Government within the Department of Housing and Urban Development.  Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as Fannie Maes) and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury.  FNMA is a government-sponsored entity (GSE) wholly-owned by public stockholders.  Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as Freddie Macs) and are guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury.  FHLMC is a GSE wholly-owned by public stockholders.

Another type of mortgage-related security issued by GSEs, such as FNMA and FHLMC, is credit risk transfer securities. GSE credit risk transfer securities are unguaranteed and unsecured fixed or floating rate general obligations issued by GSEs, which are typically issued at par and have stated final maturities. In addition, GSE credit risk transfer securities are structured so that: (i) interest is paid directly by the issuing GSE; and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a pool of residential mortgage loans acquired by the GSE. The issuing GSE selects the pool of mortgage loans based on that GSE’s eligibility criteria, and the performance of the credit risk transfer securities will be directly affected by the selection of such underlying mortgage loans.

GSE credit risk transfer securities are not directly linked to or backed by the underlying mortgage loans. Thus, although the payment of principal and interest on such securities is tied to the performance of the pool of underlying mortgage loans, in no circumstances will the actual cash flow from the underlying mortgage loans be paid or otherwise made available to the holders of the securities and the holders of the securities will have no interest in the underlying mortgage loans. As a result, in the event that a GSE fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities will have no direct recourse to the underlying mortgage loans. Such holders will receive recovery on par with other unsecured note holders (agency debentures) in such a scenario.

GSE credit risk transfer securities are issued in multiple tranches, which are allocated certain principal repayments and credit losses corresponding to the seniority of the particular tranche. Each tranche will have credit exposure to the underlying mortgage loans and the yield to maturity will be directly related to the amount and timing of certain defined credit events on the underlying mortgage loans, any prepayments by borrowers and any removals of a mortgage loan from the pool. Because credit risk exposure is allocated in accordance with the seniority of the particular tranche, principal losses will be first allocated to the most junior or subordinate tranches, thus making the most subordinate tranches subject to increased sensitivity to dramatic housing downturns. In addition, many credit risk transfer securities have collateral performance triggers (such as those based on credit enhancement, delinquencies or defaults) that could shut off principal payments to subordinate tranches.

The risks associated with an investment in GSE credit risk transfer securities will be different than the risks associated with an investment in mortgage-backed securities issued by GSEs, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans in credit risk transfer securities is transferred to investors, such as the Fund. As a result, investors in GSE credit risk transfer securities could lose some or all of their investment in these securities if the underlying mortgage loans default.

The Fund may also invest in credit risk transfer securities issued by private entities, such as banks or other financial institutions. Credit risk transfer securities issued by private entities are structured similarly to those issued by GSEs, and are generally subject to the same types of risks, including credit, prepayment, extension, interest rate and market risks.

On September 7, 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency (FHFA) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving FNMA and FHLMC’s assets and property and putting FNMA and FHLMC in a sound and solvent position.  Under the conservatorship, the management of FNMA and FHLMC was replaced.

Since 2009, both FNMA and FHLMC have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of the entities’ mortgage-backed securities.

In February 2011, the Obama Administration produced a report to Congress outlining proposals to wind down FNMA and FHLMC and reduce the government’s role in the mortgage market.  Discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured, or eliminated altogether.  FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.  Importantly, the future of the entities is in question as the U.S. Government considers multiple options regarding the future of FNMA and FHLMC.

If the Fund purchases a mortgage-backed or other asset-backed security at a premium, the premium may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral.  As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates.  Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received.  When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received.  For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return.  In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities may become restricted.

CMBS and RMBS generally offer a higher rate of interest than government and government-related mortgage-backed securities because there are no direct or indirect government or government agency guarantees of payment. The risk of loss due to default on CMBS and RMBS is historically higher because neither the U.S. Government nor an agency or instrumentality have guaranteed them. CMBS  and RMBS whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, may also be subject to a greater risk of default than other comparable securities in  the event of adverse economic, political or business developments that may affect such region and,  ultimately, the ability of property owners to make payments of principal and interest on the underlying  mortgages. Non-government mortgage-backed securities are generally subject to greater price volatility than those issued, guaranteed or sponsored by government entities because of the greater risk of default in adverse market conditions. Where a guarantee is provided by a private guarantor, the Fund is subject to the credit risk of such guarantor, especially when the guarantor doubles as the originator.

Asset-Backed Securities. Asset-backed securities are interests in pooled mortgages, loans, receivables, or other assets. Payments of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement.

Collateralized Mortgage Obligations (CMOs).   A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security.  A CMO is a type of mortgage-backed security that creates separate classes with varying maturities and interest rates, called tranches.  Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually.  CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different fixed or floating interest rate and stated maturity.  Actual maturity and average life will depend upon the prepayment experience of the collateral.  CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid.  Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class.  Investors holding the longer maturity classes receive principal only after the first class has been retired.  An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (issuer) issues multiple series (e.g., Series A, B, C and Z) of CMO bonds (Bonds).  Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (Collateral).  The Collateral is pledged to a third-party trustee as security for the Bonds.  Principal and interest payments from the Collateral are used to pay principal on the Bonds in the following order:  Series A, B, C and Z.  The Series A, B, and C Bonds all bear current interest.  Interest on a Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond is currently being paid off.  Only after the Series A, B, and C Bonds are paid in full does the Series Z Bond begin to receive payment.  With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Fund’s diversification tests.

FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC.  Payments of principal and interest on the FHLMC CMOs are made semiannually.  The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool.  All sinking fund payments in the FHLMC CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities.  Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the FHLMC CMOs as additional sinking fund payments.  Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the FHLMC CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.  If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet the FHLMC CMO’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Classes of CMOs may also include interest only securities (IOs) and principal only securities (POs).  IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components.  IOs receive the interest portion of the cash flow while POs receive the principal portion.  IOs and POs can be extremely volatile in response to changes in interest rates.  As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates.  POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO.  When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

CMOs are generally subject to the same risks as mortgage-backed securities.  In addition, CMOs may be subject to credit risk because the issuer or credit enhancer has defaulted on its obligations and the Fund may not receive all or part of its principal.  Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government.  The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.  Although GNMA guarantees timely payment of GNMA certificates even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Collateralized Debt Obligations (CDOs).   A CDO is a security backed by a pool of bonds, loans and other debt obligations.  CDOs are not limited to investing in one type of debt and accordingly, a CDO may own corporate bonds, commercial loans, asset-backed securities, residential mortgage-backed securities, commercial mortgage-backed securities, and emerging market debt.  The CDO’s securities are typically divided into several classes, or bond tranches, that have differing levels of investment grade or credit tolerances.  Most CDO issues are structured in a way that enables the senior bond classes and mezzanine classes to receive investment-grade credit ratings.  Credit risk is shifted to the most junior class of securities.  If any defaults occur in the assets backing a CDO, the senior bond classes are first in line to receive principal and interest payments, followed by the mezzanine classes and finally by the lowest rated (or non-rated) class, which is known as the equity tranche.  Similar in structure to a collateralized mortgage obligation (described above) CDOs are unique in that they represent different types of debt and credit risk.

Collateralized Loan Obligations (CLOs).    CLOs are debt instruments backed solely by a pool of other debt securities.  The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Fund invests.  Some CLOs have credit ratings, but are typically issued in various classes with various priorities.  Normally, CLOs are privately offered and sold (that is, they are not registered under the securities laws) and may be characterized by the Fund as illiquid investments; however, an active dealer market may exist for CLOs that qualify for Rule 144A transactions.  In addition to the normal interest rate, default and other risks of fixed income securities, CLOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in CLOs that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

Credit Linked Notes (CLNs).    A CLN is a security structured and issued by an issuer, which may be a bank, broker or special purpose vehicle. If a CLN is issued by a special purpose vehicle, the special purpose vehicle will typically be collateralized by AAA-rated securities, but some CLNs are not collateralized. The performance and payment of principal and interest is tied to that of a reference obligation which may be a particular security, basket of securities, credit default swap, basket of credit default swaps, or index. The reference obligation may be denominated in foreign currencies. Risks of CLNs include those risks associated with the underlying reference obligation including, but not limited to, market risk, interest rate risk, credit risk, default risk and foreign currency risk. In the case of a CLN created with credit default swaps, the structure will be “funded” such that the par amount of the security will represent the maximum loss that could be incurred on the investment and no leverage is introduced. An investor in a CLN also bears counterparty risk or the risk that the issuer of the CLN will default or become bankrupt and not make timely payments of principal and interest on the structured security.  Should the issuer default or declare bankruptcy, the CLN holder may not receive any compensation.  In return for these risks, the CLN holder receives a higher yield.   As with most derivative instruments, valuation of a CLN may be difficult due to the complexity of the security.

Bank Instruments.   Bank instruments are unsecured interest bearing bank deposits.  Bank instruments include, but are not limited to, certificates of deposit, time deposits, and banker’s acceptances from U.S. or foreign banks, as well as Eurodollar certificates of deposit (Eurodollar CDs) and Eurodollar time deposits of foreign branches of domestic banks.  Some certificates of deposit are negotiable interest-bearing instruments with a specific maturity issued by banks and savings and loan institutions in exchange for the deposit of funds, and can typically be traded in the secondary market prior to maturity.  Other certificates of deposit, like time deposits, are non-negotiable receipts issued by a bank in exchange for the deposit of funds which earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.  A banker’s acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank.

An investment in Eurodollar CDs or Eurodollar time deposits may involve some of the same risks that are described for Foreign Securities.

Commercial Instruments. Commercial instruments include commercial paper, master notes and other short-term corporate instruments, that are denominated in U.S. dollars or foreign currencies.

Commercial instruments are a type of instrument issued by large banks and corporations to raise money to meet their short-term debt obligations, and are only backed by the issuing bank or corporation’s promise to pay the face amount on the maturity date specified on the note.  Commercial paper consists of short-term promissory notes issued by corporations.  Commercial paper may be traded in the secondary market after its issuance.  Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the credit quality criteria of the Fund.  The interest rate on a master note may fluctuate based on changes in specified interest rates or may be reset periodically according to a prescribed formula or may be a set rate.  Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the notes upon relatively short notice.  Master notes are generally illiquid and therefore subject to the Fund’s percentage limitations for investments in illiquid securities.  Commercial instruments may not be registered with the SEC.

Synthetic Municipal Instruments.   Synthetic municipal instruments are instruments, the value of and return on which are derived from underlying securities.  Synthetic municipal instruments in which the Fund may invest include tender option bonds, and fixed and variable rate trust certificates.  These types of instruments involve the deposit into a trust or custodial account of one or more long-term tax-exempt bonds or notes (Underlying Bonds), and the sale of certificates evidencing interests in the trust or custodial account to investors such as the Fund.  The trustee or custodian receives the long-term fixed rate interest payments on the Underlying Bonds, and pays certificate holders fixed rates or short-term floating or variable interest rates which are reset periodically.  A “tender option bond” provides a certificate holder with the conditional right to sell its certificate to the sponsor or some designated third party at specified intervals and receive the par value of the certificate plus accrued interest (a demand feature).  A “fixed rate trust certificate” evidences an interest in a trust entitling a certificate holder to fixed future interest and/or principal payments on the Underlying Bonds.  A “variable rate trust certificate” evidences an interest in a trust entitling the certificate holder to receive variable rate interest based on prevailing short-term interest rates and also typically provides the certificate holder with the conditional demand feature (the right to tender its certificate at par value plus accrued interest under certain conditions).

All synthetic municipal instruments must meet the minimum quality standards for the Fund’s investments and must present minimal credit risks.  In selecting synthetic municipal instruments for the Fund, Invesco considers the creditworthiness of the issuer of the Underlying Bond, the sponsor and the party providing certificate holders with a conditional right to sell their certificates at stated times and prices (a demand feature).

Typically, a certificate holder cannot exercise the demand feature until the occurrence of certain conditions, such as where the issuer of the Underlying Bond defaults on interest payments.  Moreover, because synthetic municipal instruments involve a trust or custodial account and a third party conditional demand feature, they involve complexities and potential risks that may not be present where a municipal security is owned directly.

The tax-exempt character of the interest paid to certificate holders is based on the assumption that the holders have an ownership interest in the Underlying Bonds; however, the IRS has not issued a ruling addressing this issue.  In the event the IRS issues an adverse ruling or successfully litigates this issue, it is possible that the interest paid to a Fund on certain synthetic municipal instruments would be deemed to be taxable.  The Fund relies on opinions of special tax counsel on this ownership question and opinions of bond counsel regarding the tax-exempt character of interest paid on the Underlying Bonds.

Municipal Securities.   Municipal securities are typically debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. The issuers of municipal obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works.  Other public purposes for which municipal securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities.  Certain types of municipal securities are issued to obtain funding for privately operated facilities.  The credit and quality of private activity debt securities are dependent on the private facility or user, who is responsible for the interest payment and principal repayment.

The two major classifications of municipal securities are bonds and notes.  Municipal bonds are municipal debt obligations in which the issuer is obligated to repay the original (or “principal”) payment amount on a certain maturity date along with interest.  A municipal bond’s maturity date (the date when the issuer of the bond repays the principal) may be years in the future.  Short-term bonds mature in one to three years, while long-term bonds usually do not mature for more than a decade.  Notes are short-term instruments which usually mature in less than two years.  Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.  Municipal notes also include tax, revenue notes and revenue and bond anticipation notes (discussed more fully below) of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes.

Some bonds may be “callable,” allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is 5 to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in investments that pay a lower rate of return, which could reduce the Fund’s yield.

Municipal debt securities may also be classified as general obligation or revenue obligations (or “special delegation securities”).  General obligation securities are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest.

Revenue debt obligations, such as revenue bonds and revenue notes, are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power.  The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipality.  The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues.  Such obligations are considered to be Municipal Securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax.

Another type of revenue obligation is pre-refunded bonds, which are typically issued to refinance debt.  In other words, pre-refunded bonds result from the advance refunding of bonds that are not currently redeemable.  The proceeds from the issue of the lower yield and/or longer maturing pre-refunding bond will usually be used to purchase U.S. Government obligations, such as U.S. Treasury securities, which are held in an escrow account and used to pay interest and principal payments until the scheduled call date of the original bond issue occurs.  Like other fixed income securities, pre-refunded bonds are subject to interest rate, market, credit, and reinvestment risks. However, because pre-refunded bonds are generally collateralized with U.S. Government obligations, such pre-refunded bonds have essentially the same risks of default as a AAA-rated security. The Fund will treat such pre-refunded securities as investment-grade securities, notwithstanding the fact that the issuer of such securities may have a lower rating (such as a below-investment-grade rating) from one or more rating agencies.

Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including but not limited to, fixed and variable rate securities, variable rate demand notes, municipal leases, custodial receipts, participation certificates, inverse floating rate securities, and derivative municipal securities.

Inverse Floating Rate Obligations. Inverse floating rate obligations are variable rate debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates.  Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.  The inverse floating rate obligations in which the Fund may invest include derivative instruments such as residual interest bonds, tender option bonds (TOBs) or municipal bond trust certificates.  Such instruments are typically created by a special purpose trust (the TOB Trust) that holds long-term fixed rate bonds, which are contributed by the Fund (the “underlying security”), and sells two classes of beneficial interests: short-term floating rate interests, which are sold to or held by third party investors (Floaters), and inverse floating residual interests, which are purchased by the Fund (Residuals).  The Floaters have first priority on the cash flow from the bonds held by the TOB Trust and the Fund (as holder of the Residuals) is paid the residual cash flow from the bonds held by the TOB Trust.  Like most other fixed-income securities, the value of inverse floating rate obligations will decrease as interest rates increase.  They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floating rate obligation typically changes at a multiple of the change in the relevant index rate.  Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floating rate obligation while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floating rate obligation.  Some inverse floating rate obligations may also increase or decrease substantially because of changes in the rate of prepayments.  Inverse floating rate obligations tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.  Inverse floating rate obligations have varying degrees of liquidity.

The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, the Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the Volcker Rule) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the Risk Retention Rules). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds.  The Fund, as applicable, has adopted policies intended to comply with the Risk Retention Rules.  The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

Certificates of participation (or “Participation Certificates”) are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities.  They may represent participations in a lease, an installment purchase contract or a conditional sales contract.  These participation interests may give the purchaser an undivided interest in one or more underlying Municipal Securities.  Municipal securities may not be backed by the faith, credit and taxing power of the issuer.

Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities.

Municipal Lease Obligations. Municipal lease obligations, a type of municipal security, may take the form of a lease, an installment purchase contract or a conditional sales contract.  Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets.  Interest payments on qualifying municipal lease obligations are generally exempt from federal income taxes.  Municipal lease obligations are generally subject to greater risks than general obligation or revenue bonds.  State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation.  However, certain municipal lease obligations may contain “non-appropriation” clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.  If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligation.  In such an event, there is no assurance that the property’s private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligation or that the payments will continue to be tax-free.  Additionally, it may be difficult to dispose of the underlying capital asset in the event of non-appropriation or other default.  Direct investments by the Fund in municipal lease obligations may be deemed illiquid and therefore subject to the Fund’s percentage limitations for illiquid investments and the risks of holding illiquid investments.

Municipal Forward Contracts. A municipal forward contract is a Municipal Security which is purchased on a when-issued basis with longer-than-standard settlement dates, in some cases taking place up to five years from the date of purchase.  The buyer, in this case the Fund, will execute a receipt evidencing the obligation to purchase the bond on the specified issue date, and must segregate cash to meet that forward commitment.  Municipal forward contracts typically carry a substantial yield premium to compensate the buyer for the risks associated with a long when-issued period, including shifts in market interest rates that could materially impact the principal value of the bond, deterioration in the credit quality of the issuer, loss of alternative investment options during the when-issued period and failure of the issuer to complete various steps required to issue the bonds.

Municipal Securities also include the following securities:

•
Bond Anticipation Notes usually are general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds.

•
Revenue Anticipation Debt Securities, including bonds, notes, and certificates, are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the securities.  In general, they also constitute general obligations of the issuer.

•
Tax Anticipation Notes are issued by state and local governments to finance the current operations of such governments.  Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer.

•	Tax Exempt Commercial Paper (Municipal Paper) is similar to taxable commercial paper, except that tax exempt commercial paper is issued by states, municipalities and their agencies.

•
Tax-Exempt Mandatory Paydown Securities (TEMPS) are fixed rate term bonds carrying a short-term maturity, usually three to four years beyond the expected redemption.  TEMPS are structured as bullet repayments, with required optional redemptions as entrance fees are collected.

•
Zero Coupon and Pay-in-Kind Securities do not immediately produce cash income.  These securities are issued at an original issue discount, with the full value, including accrued interest, paid at maturity.  Interest income may be reportable annually, even though no annual payments are made.  Market prices of zero-coupon bonds tend to be more volatile than bonds that pay interest regularly.  Pay-in-kind securities are securities that have interest payable by delivery of additional securities.  Upon maturity, the holder is entitled to receive the aggregate par value of the securities.  Zero coupon and pay-in-kind securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.  Prices on non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative.  Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind securities.

•
Capital Appreciation Bonds are municipal securities in which the investment return on the initial principal payment is reinvested at a compounded rate until the bond matures.  The principal and interest are due on maturity.  Thus, like zero- coupon securities, investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks.

•
Payments in lieu of taxes (also known as PILOTs) are voluntary payments by, for instance the U.S. Government or nonprofits, to local governments that help offset losses in or otherwise serve as a substitute for property taxes.

•
Converted Auction Rate Securities (CARS) are a structure that combines the debt service deferral feature of Capital Appreciation Bonds (CABS) with Auction Rate Securities.  The CARS pay no debt service until a specific date, then they incrementally convert to conventional Auction Rate Securities.  At each conversion date the issuer has the ability to call and pay down any amount of the CARS.

After purchase by the Fund, an issue of Municipal Securities may cease to be rated by Moody’s Investors Service, Inc. (Moody’s) or S&P Global Ratings (S&P), or another nationally recognized statistical rating organization (NRSRO), or the rating of such a security may be reduced below the minimum credit quality rating required for purchase by the Fund.  Neither event would require the Fund to dispose of the security.  To the extent that the ratings applied by Moody’s, S&P or another NRSRO to Municipal Securities may change as a result of changes in these rating systems, the Fund will attempt to use comparable credit quality ratings as standards for its investments in Municipal Securities.

The Fund may invest in taxable municipal securities, including taxable municipal bonds.  Taxable municipal securities are debt securities issued by or on behalf of states and their political subdivisions, the District of Columbia, and possessions of the United States, the interest on which is not exempt from federal income tax.

The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the Municipal Securities market, the size of a particular offering, and maturity and rating of the obligation.  Because many Municipal Securities are issued to finance similar projects, especially those related to education, health care, transportation and various utilities, conditions in those sectors and the financial condition of an individual municipal issuer can affect the overall municipal market.  The market values of the Municipal Securities held by the Fund will be affected by changes in the yields available on similar securities.  If yields increase following the purchase of a Municipal Security, the market value of such Municipal Security will generally decrease.  Conversely, if yields decrease, the market value of a Municipal Security will generally increase.  The ratings of S&P and Moody’s represent their opinions of the quality of the municipal securities they undertake to rate.  It should be emphasized, however, that ratings are general and are not absolute standards of quality.  Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.

If the IRS determines that an issuer of a Municipal Security has not complied with applicable tax requirements, interest from the security could be treated as taxable, which could result in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on Municipal Securities or otherwise adversely affect the current federal or state tax status of Municipal Securities.  For example, 2017 legislation commonly known as the Tax Cuts and Jobs Act repeals the exclusion from gross income for interest on pre-refunded municipal securities effective for such bonds issued after December 31, 2017.

Investment Grade Debt Obligations.  Debt obligations include, among others, bonds, notes, debentures or variable rate demand notes. They may be U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers or debt obligations of foreign issuers denominated in foreign currencies.

The Adviser considers investment grade securities to include: (i) securities rated BBB- or higher by S&P or Baa3 or higher by Moody’s or an equivalent rating by another NRSRO, (ii) securities with comparable short-term NRSRO ratings, or (iii) unrated securities determined by the Adviser to be of comparable quality, each at the time of purchase.  The descriptions of debt securities ratings may be found in Appendix A.

In choosing corporate debt securities on behalf of the Fund, portfolio managers may consider:

(i)	general economic and financial conditions;
(ii)
the specific issuer’s (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e)  fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer’s country; and,

(iii)	other considerations deemed appropriate.

Debt securities are subject to a variety of risks, such as interest rate risk, income risk, prepayment risk, inflation risk, credit risk, currency risk and default risk.

Non-Investment Grade Debt Obligations (Junk Bonds). Bonds rated or determined to be below investment grade (as defined above in “Investment Grade Debt Obligations”) are commonly referred to as “junk bonds.”  Analysis of the creditworthiness of junk bond issuers is more complex than that of investment-grade issuers and the success of the Adviser in managing these decisions is more dependent upon its own credit analysis than is the case with investment-grade bonds.  Descriptions of debt securities ratings are found in Appendix A.

The capacity of junk bonds to pay interest and repay principal is considered speculative.  While junk bonds may provide an opportunity for greater income and gains, they are subject to greater risks than higher-rated debt securities.  The prices of and yields on junk bonds may fluctuate to a greater extent than those of higher-rated debt securities. Junk bonds are generally more sensitive to individual issuer developments, economic conditions and regulatory changes than higher-rated bonds. Issuers of junk bonds are often smaller, less-seasoned companies or companies that are highly leveraged with more traditional methods of financing unavailable to them. Junk bonds are generally at a higher risk of default because such issues are often unsecured or otherwise subordinated to claims of the issuer’s other creditors.  If a junk bond issuer defaults, the Fund may incur additional expenses to seek recovery. The secondary markets in which junk bonds are traded may be thin and less liquid than the market for higher-rated debt securities and the Fund may have difficulty selling certain junk bonds at the desired time and price.  Less liquidity in secondary trading markets could adversely affect the price at which the Fund could sell a particular junk bond and could cause large fluctuations in the net asset value of the Fund’s shares.  The lack of a liquid secondary market may also make it more difficult for the Fund to obtain accurate market quotations in valuing junk bond assets and elements of judgment may play a greater role in the valuation.

Loans, Loan Participations and Assignments. Loans and loan participations are interests in amounts owed by a corporate, governmental or other borrowers to another party.  They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties.  The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.  In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation.  In addition, the Fund’s rights to consent to modifications of the loan are limited and it is dependent upon the participating lender to enforce the Fund’s rights upon a default. As a result, the Fund will be subject to the credit risk of the borrower, the lender, and the agent who is responsible for collection of principal and interest and fee payments from the borrower and apportioning those payments to all lenders who are parties to the loan agreement. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Credit risks relating to the agent may include delay in receiving payments of principal and interest paid by the borrower to the agent. In the event of the borrower’s bankruptcy, the borrower’s obligation to repay the loan may be subject to defenses that the borrower can assert as a result of improper conduct by the agent.

When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan.  However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.  In addition, if the loan is foreclosed, the Fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral.

Investments in loans, loan participations and assignments present the possibility that the Fund could be held liable as a co-lender under emerging legal theories of lender liability.  The Fund anticipates that loans, loan participations and assignments could be sold only to a limited number of institutional investors.  If there is no active secondary market for a loan, it may be more difficult to sell the interests in such a loan at a price that is acceptable or to even obtain pricing information.  In addition, some loans, loan participations and assignments may not be rated by major rating agencies.  Loans held by the Fund might not be considered securities for purposes of the Securities Act of 1933, as amended (the 1933 Act) or the Securities Exchange Act of 1934, as amended (the Exchange Act), and therefore a risk exists that purchasers, such as the Fund, may not be entitled to rely on the anti-fraud provisions of those Acts.

Public Bank Loans.  Public bank loans are privately negotiated loans for which information about the issuer has been made publicly available.  Public loans are made by banks or other financial institutions, and may be rated investment grade (as defined above in “Investment Grade Debt Obligations”) or below investment grade.  However, public bank loans are not registered under the 1933 Act, and are not publicly traded.  They usually are second lien loans normally lower in priority of payment to senior loans, but have seniority in a company’s capital structure to other claims, such as subordinated corporate bonds or publicly-issued equity so that in the event of bankruptcy or liquidation, the company is required to pay down these second lien loans prior to such other lower-ranked claims on their assets.  Bank loans normally pay floating rates that reset frequently, and as a result, protect investors from increases in interest rates.

Bank loans generally are negotiated between a borrower and several financial institutional lenders represented by one or more lenders acting as agent of all the lenders.  The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the loan and the rights of the borrower and the lenders, monitoring any collateral, and collecting principal and interest on the loan.  By investing in a loan, the Fund becomes a member of a syndicate of lenders.  Certain bank loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price.  Illiquid securities are also difficult to value.  To the extent a bank loan has been deemed illiquid, it will be subject to the Fund’s restrictions on investment in illiquid securities.  The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Bank loans are subject to the risk of default.  Default in the payment of interest or principal on a loan will result in a reduction of income to the Fund, a reduction in the value of the loan, and a potential decrease in the Fund’s net asset value.  The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates.  Bank loans are subject to the risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments.  As discussed above, however, because bank loans reside higher in the capital structure than high yield bonds, default losses have been historically lower in the bank loan market.  Bank loans that are rated below investment grade share the same risks of other below investment grade securities.

Structured Notes and Indexed Securities.  Structured notes are derivative debt instruments, the interest rate or principal of which is linked to currencies, interest rates, commodities, indices or other financial indicators (reference instruments).  Indexed securities may include structured notes and other securities wherein the interest rate or principal is determined by a reference instrument.

Most structured notes and indexed securities are fixed-income securities that have maturities of three years or less.  The interest rate or the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate.  The reference instrument need not be related to the terms of the indexed security.  Structured notes and indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument or to one or more options on the underlying reference instrument.

Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. In addition to the credit risk of the structured note or indexed security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments.  Further, in the case of certain structured notes or indexed securities in which the interest rate, or exchange rate in the case of currency, is linked to a reference instrument, the rate may be increased or decreased or the terms may provide that, under certain circumstances, the principal amount payable on maturity may be reduced to zero, resulting in a loss to the Fund.

Senior Secured Floating Rate Securities.  Senior secured floating rate loans and senior secured floating rate debt instruments are made to or issued by borrowers (which may include U.S. and non-U.S. companies) and (i) have variable rates which adjust to a base rate, such as London Interbank Offered Rate (LIBOR), on set dates, typically every 30 days but not to exceed one year; and/or (ii) have interest rates that float at a margin above a generally recognized base lending rate such as the Prime Rate of a designated U.S. bank.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As a result, any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. Industry initiatives are underway to identify alternative reference rates; however, there is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; and/or costs incurred in connection with closing out positions and entering into new agreements. These effects could occur prior to the end of 2021 as the utility of LIBOR as a reference rate could deteriorate during the transition period.

Floating Rate Corporate Loans and Corporate Debt Securities.  Floating rate loans consist generally of obligations of companies and other entities (collectively, borrower) incurred for the purpose of reorganizing the assets and liabilities of a borrower; acquiring another company; taking over control of a company (leveraged buyout); temporary refinancing; or financing internal growth or other general business purposes.  Floating rate loans are often obligations of borrowers who have incurred a significant percentage of debt compared to equity issued and thus are highly leveraged.

Floating rate loans may include both term loans, which are generally fully funded at the time of the Fund’s investment, and revolving loans, which may require the Fund to make additional investments in the loans as required under the terms of the loan agreement.  A revolving credit loan agreement may require the Fund to increase its investment in a loan at a time when the Fund might not otherwise have done so, even if the borrower’s condition makes it unlikely that the loan will be repaid.

A floating rate loan is generally offered as part of a lending syndicate to banks and other financial institutions and is administered in accordance with the terms of the loan agreement by an agent bank who is responsible for collection of principal and interest and fee payments from the borrower and apportioning those payments to all lenders who are parties to the agreement.  Typically, the agent is given broad discretion to enforce the loan agreement and is compensated by the borrower for its services.

Floating rate loans may be acquired by direct investment as a lender at the inception of the loan or by assignment of a portion of a floating rate loan previously made to a different lender or by purchase of a participation interest.  If the Fund makes a direct investment in a loan as one of the lenders, it generally acquires the loan at par.  This means the Fund receives a return at the full interest rate for the loan.  If the Fund acquires its interest in loans in the secondary market or acquires a participation interest, the loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate of the loan.  At times, the Fund may be able to invest in floating rate loans only through assignments or participations.

A participation interest represents a fractional interest in a floating rate loan held by the lender selling the Fund the participation interest.  In the case of participations, the Fund will not have any direct contractual relationship with the borrower.  The Fund’s rights to consent to modifications of the loan are limited and it is dependent upon the participating lender to enforce the Fund’s rights upon a default.

The Fund may be subject to the credit of both the agent and the lender from whom the Fund acquires a participation interest.  These credit risks may include delay in receiving payments of principal and interest paid by the borrower to the agent or, in the case of a participation, offsets by the lender’s regulator against payments received from the borrower.  In the event of the borrower’s bankruptcy, the borrower’s obligation to repay the floating rate loan may be subject to defenses that the borrower can assert as a result of improper conduct by the agent.

Historically, floating rate loans have not been registered with the SEC or any state securities commission or listed on any securities exchange.  As a result, the amount of public information available about a specific floating rate loan has been historically less extensive than if the floating rate loan were registered or exchange traded.

Floating rate debt securities are typically in the form of notes or bonds issued in public or private placements in the securities markets.  Floating rate debt securities will typically have substantially similar terms to floating rate loans, but will not be in the form of participations or assignments.

The floating rate loans and debt securities in which the Fund invests will, in most instances be secured and senior to other indebtedness of the borrower.  Each floating rate loan and debt security will generally be secured by collateral such as accounts receivable, inventory, equipment, real estate, intangible assets such as trademarks, copyrights and patents, and securities of subsidiaries or affiliates.  The value of the collateral generally will be determined by reference to financial statements of the borrower, by an independent appraisal, by obtaining the market value of such collateral, in the case of cash or securities if readily ascertainable, or by other customary valuation techniques considered appropriate by Invesco and/or the Sub-Advisers.  The value of collateral may decline after the Fund’s investment, and collateral may be difficult to sell in the event of default.  Consequently, the Fund may not receive all the payments to which it is entitled.  The Fund’s assets may be invested in unsecured floating rate loans and debt securities or subordinated floating rate loans and debt securities, which may or may not be secured. If If the borrower defaults on an unsecured loan or security, there is no specific collateral on which the lender can foreclose.

If the borrower defaults on a subordinated loan or security, the collateral may not be sufficient to cover both the senior and subordinated loans and securities.

Most borrowers pay their debts from cash flow generated by their businesses.  If a borrower’s cash flow is insufficient to pay its debts, it may attempt to restructure its debts rather than sell collateral.  Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out.  If a borrower becomes involved in a bankruptcy proceeding, access to collateral may be limited by bankruptcy and other laws.  If a court decides that access to collateral is limited or voidable, the Fund may not recover the full amount of principal and interest that is due.

A borrower must comply with certain restrictive covenants contained in the loan agreement or indenture (in the case of floating rate debt securities).  In addition to requiring the scheduled payment of principal and interest, these covenants may include restrictions on the payment of dividends and other distributions to the borrower’s shareholders, provisions requiring compliance with specific financial ratios, and limits on total indebtedness.  The agreement may also require the prepayment of the floating rate loans or debt securities from excess cash flow.  A breach of a covenant that is not waived by the agent (or lenders directly) is normally an event of default, which provides the agent and lenders the right to call for repayment of the outstanding floating rate loan or debt security.

Although loan investments are generally subject to certain restrictive covenants in favor of the investor, certain of the loans in which the Fund may invest may be issued or offered as “covenant lite” loans, which have few or no financial maintenance covenants. “Financial maintenance covenants” are those that require a borrower to maintain certain financial metrics during the life of the loan, such as maintaining certain levels of cash flow or limiting leverage. These covenants are included to permit the lender to monitor the borrower’s performance and declare an event of default if breached, allowing the lender to renegotiate the terms of the loan or take other actions intended to help mitigate losses. Accordingly, the Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of covenant lite loans than its holdings of loans or securities with financial maintenance covenants, which may result in losses to the Fund, especially during a downturn in the credit cycle. Although covenant lite loans contain few or no financial maintenance covenants, information necessary to monitor a borrower’s financial performance may be available without covenants to lenders and the public alike, and can be used to detect such early warning signs as deterioration of a borrower’s financial condition or results. When such information is available, the Adviser will seek to take appropriate action without the help of covenants in the loans.

Purchasers of floating rate loans may receive and/or pay certain fees.  These fees are in addition to interest payments and may include commitment fees, facility fees, and prepayment penalty fees.  When the Fund buys a floating rate loan, it may receive a facility fee, and when it sells a floating rate loan, it may pay an assignment fee.

It is expected that the majority of floating rate loans and debt securities will have stated maturities of three to ten years.  However, because floating rate loans and debt securities are frequently prepaid, it is expected that the average maturity will be three to five years.  The degree to which borrowers prepay floating rate loans and debt securities, whether as a contractual requirement or at the borrower’s election, may be affected by general business conditions, the borrower’s financial condition and competitive conditions among lenders.  Prepayments cannot be predicted with accuracy.  Prepayments may result in the Fund investing in floating rate loans and debt securities with lower yields.

U.S. Corporate Debt Obligations.  Corporate debt obligations in which the Fund may invest are debt obligations issued or guaranteed by corporations that are denominated in U.S. dollars.  Such investments may include, among others, commercial paper, bonds, notes, debentures, variable rate demand notes, master notes, funding agreements and other short-term corporate instruments.  Commercial paper consists of short-term promissory notes issued by corporations.  Commercial paper may be traded in the secondary market after its issuance.  Variable rate demand notes are securities with a variable interest which is readjusted on pre-established dates.  Variable rate demand notes are subject to payment of principal and accrued interest (usually within seven days) on the Fund’s demand.  Master notes are negotiated notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the credit quality criteria of the Fund.  The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate.  Although there is no secondary market in master notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice.  Funding agreements are agreements between an insurance company and the Fund covering underlying demand notes.  Although there is no secondary market in funding agreements, if the underlying notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice.  Master notes and funding agreements are generally illiquid and therefore subject to the Fund’s percentage limitation for investments in illiquid securities.

Other Investments

Real Estate Investment Trusts (REITs).  REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein.  A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling property that has appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

Investments in REITs may be subject to many of the same risks as direct investments in real estate.  These risks include difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, heavy cash flow dependency, and increases in interest rates.  To the extent that the Fund invests in REITs, the Fund could conceivably own real estate directly as a result of a default on the REIT interests or obligations it owns.

In addition to the risks of direct real estate investment described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended.  REITs are also subject to the following risks:  they are dependent upon management skill and on cash flows; are not diversified; are subject to defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act; and are subject to interest rate risk.  If the Fund invests in REITs, it will bear a proportionate share of the expenses of the REITs.

Furthermore, for tax reasons, a REIT may impose limits on how much of its securities any one investor may own.  These ownership limitations (also called “excess share provisions”) may be based on ownership of securities by multiple funds and accounts managed by the same investment adviser and typically result in adverse consequences (such as automatic divesture of voting and dividend rights for shares that exceed the excess share provision) to investors who exceed the limit.  A REIT’s excess share provision may result in the Fund being unable to purchase (or otherwise obtain economic exposure to) the desired amounts of certain REITs.  In some circumstances, the Fund may seek and obtain a waiver from a REIT to exceed the REIT’s ownership limitations without being subject to the adverse consequences of exceeding such limit were a waiver not obtained, provided that the Fund complies with the provisions of the waiver.

Other Investment Companies.  Unless otherwise indicated in this SAI or the Fund’s prospectus, the Fund may purchase shares of other investment companies, including ETFs.  For the Fund, the 1940 Act imposes the following restrictions on investments in other investment companies:  (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and

(iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies.  The 1940 Act and related rules provide certain exemptions from these restrictions.  For example, under certain conditions, a fund may acquire an unlimited amount of shares of mutual funds that are part of the same group of investment companies as the acquiring fund.  In addition, these restrictions do not apply to investments by the Fund in investment companies that are money market funds, including money market funds that have Invesco or an affiliate of Invesco as an investment adviser (the Affiliated Money Market Funds).

When the Fund purchases shares of another investment company, including an Affiliated Money Market Fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company and will be subject to the risks associated with the portfolio investments of the underlying investment company.

In December 2018, the SEC issued a proposed rulemaking package related to investments in other investment vehicles that, if adopted, could require certain Funds to adjust their investments accordingly.  These adjustments may have an impact on the Fund’s investment performance, strategy and process as well as those of the underlying investment vehicles.

Limited Partnerships.  A limited partnership interest entitles the Fund to participate in the investment return of the partnership’s assets as defined by the agreement among the partners.  As a limited partner, the Fund generally is not permitted to participate in the management of the partnership.  However, unlike a general partner whose liability is not limited, a limited partner’s liability generally is limited to the amount of its commitment to the partnership.

Master Limited Partnerships (MLPs).  MLPs generally are limited partnerships (or limited liability companies), the common units of which are listed and traded on a national securities exchange or over-the-counter. MLPs generally have two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. The general partner also generally receives a larger portion of the net income as incentive. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution (MQD) prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full.

The general partner or managing member interest in an MLP is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights (IDRs), which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Incentive distributions to a general partner are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership’s cash flow and increase distributions to the limited partners. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.

Some companies in which the Fund may invest have been organized as limited liability companies (MLP LLCs). Such MLP LLCs generally are treated in the same manner as MLPs for federal income tax purposes (i.e., generally taxed as partnerships). MLP LLC common units trade on a national securities exchange or OTC. In contrast to MLPs, MLP LLCs have no general partner and there are generally no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, MLP LLC common unitholders typically have voting rights with respect to the MLP LLC, whereas MLP common units have limited voting rights.

Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

There are also certain tax risks undertaken by the Fund when it invests in MLPs. MLPs are generally treated as partnerships for U.S. federal income tax purposes, subject to the application of certain partnership audit rules. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund. Also, to the extent a distribution received by a Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

Private Investments in Public Equity (PIPES).  PIPES are equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class.   Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed.  This restricted period can last many months.  Until the public registration process is completed, PIPES are restricted as to resale and the Fund cannot freely trade the securities.  Generally, such restrictions cause the PIPES to be illiquid during this time.  PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Defaulted Securities.  Defaulted securities are debt securities on which the issuer is not currently making interest payments.  In order to enforce its rights in defaulted securities, the Funds may be required to participate in legal proceedings or take possession of and manage assets securing the issuer’s obligations on the defaulted securities.  This could increase the Fund’s operating expenses and adversely affect its net asset value.  Risks of defaulted securities may be considerably higher as they are generally unsecured and subordinated to other creditors of the issuer.  Any investments by the Fund in defaulted securities generally will also be considered illiquid investments subject to the limitations described herein, except as otherwise may be determined under the Trust’s applicable policies and procedures.

Variable or Floating Rate Instruments.  Variable or floating rate instruments are securities that provide for a periodic adjustment in the interest rate paid on the obligation.  The interest rates for securities with variable interest rates are readjusted on set dates (such as the last day of the month or calendar quarter) and the interest rates for securities with floating rates are reset whenever a specified interest rate change occurs.  Variable or floating interest rates generally reduce changes in the market price of securities from their original purchase price because, upon readjustment, such rates approximate market rates.  Accordingly, as market interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations.  Many securities with variable or floating interest rates have a demand feature allowing the Fund to demand payment of principal and accrued interest prior to its maturity.  The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider.  All variable or floating rate instruments will meet the applicable rating standards of the Fund.  The Fund’s Adviser, or Sub-Adviser, as applicable, may determine that an unrated floating rate or variable rate demand obligation meets the Fund’s rating standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those rating standards.

The secondary market for certain floating rate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods (in some cases, longer than seven days). Certain floating rate loans held by the Fund might not be considered securities for purposes of 1933 Act and Exchange Act, and therefore a risk exists that purchasers, such as the Fund, may not be entitled to rely on the anti-fraud provisions of those Acts.

Zero-Coupon and Pay-in-Kind Securities. Zero-coupon securities do not pay interest or principal until final maturity unlike debt securities that traditionally provide periodic payments of interest (referred to as a coupon payment). Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero-coupon security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Zero-coupon and pay-in-kind securities may be subject to greater fluctuation in value and lower liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Investors may purchase zero-coupon and pay-in-kind securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents “original issue discount” on the security.

Participation Notes. Participation notes, also known as participation certificates, are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a country.  Participation notes are generally traded OTC.  The performance results of participation notes will not replicate exactly the performance of the foreign company or foreign securities market that they seek to replicate due to transaction and other expenses.  Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities market that they seek to replicate.  In addition, participation notes are subject to counterparty risk, currency risk, and reinvestment risk.  Counterparty risk is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund.  Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participation note against the issuer of the underlying assets.  Additionally, there is a currency risk since the dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and (a) the currencies in which the notes are denominated, such as euro denominated participation notes, and

(b) the currency of the country in which the foreign company sits.  Also, there is a reinvestment risk because the amounts from the note may be reinvested in a less valuable investment when the note matures.

Premium Securities.  Premium securities are securities bearing coupon rates higher than the then prevailing market rates. Premium securities are typically purchased at a “premium”, in other words, at a price greater than the principal amount payable on maturity.  The Fund will not amortize the premium paid for such securities in calculating its net investment income.  As a result, in such cases the purchase of premium securities provides the Fund a higher level of investment income distributable to shareholders on a current basis than if the Fund purchased securities bearing current market rates of interest.  However, the yield on these securities would remain at the current market rate.  If securities purchased by the Fund at a premium are called or sold prior to maturity, the Fund will realize a loss to the extent the call or sale price is less than the purchase price.  Additionally, the Fund will realize a loss of principal if it holds such securities to maturity.

Stripped Income Securities.  Stripped Income Securities are obligations representing an interest in all or a portion of the income or principal components of an underlying or related security, a pool of securities, or other assets.  Stripped income securities may be partially stripped so that each class receives some interest and some principal.  However, they may be completely stripped, where one class will receive all of the interest (the interest-only class or the IO class), while the other class will receive all of the principal (the principal-only class or the PO class).

The market values of stripped income securities tend to be more volatile in response to changes in interest rates than are conventional income securities.  In the case of mortgage-backed stripped income securities, the yields to maturity of the IO and PO classes may be very sensitive to principal repayments (including prepayments) on the underlying mortgages resulting in the Fund being unable to recoup its initial investment or resulting in a less than anticipated yield.  The market for stripped income securities may be limited, making it difficult for the Fund to dispose of its holding at an acceptable price.

Privatizations.  The governments of certain foreign countries have, to varying degrees, embarked on privatization programs to sell part or all of their interests in government owned or controlled companies or enterprises (privatizations).  The Fund’s investments in such privatizations may include: (i) privately negotiated investments in a government owned or controlled company or enterprise; (ii) investments in the initial offering of equity securities of a government owned or controlled company or enterprise; and (iii) investments in the securities of a government owned or controlled company or enterprise following its initial equity offering.

In certain foreign countries, the ability of foreign entities such as the Fund to participate in privatizations may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those for local investors.  There can be no assurance that foreign governments will continue to sell companies and enterprises currently owned or controlled by them, that privatization programs will be successful, or that foreign governments will not re-nationalize companies or enterprises that have been privatized. If large blocks of these enterprises are held by a small group of stockholders the sale of all or some portion of these blocks could have an adverse effect on the price.

Investment Techniques

Forward Commitments, When-Issued and Delayed Delivery Securities.  Securities purchased or sold on a forward commitment, when-issued or delayed delivery basis involve delivery and payment that take place in the future after the date of the commitment to purchase or sell the securities at a pre-determined price and/or yield.  Settlement of such transactions normally occurs a month or more after the purchase or sale commitment is made.  Typically, no interest accrues to the purchaser until the security is delivered.  Forward commitments also include “to be announced” (TBA) dollar roll transactions, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed upon date, whereby the specific mortgage-backed securities that will be delivered to fulfill the trade obligation or terms of the contract are not specifically identified at the time of the trade.  The Fund may also enter into buy/sell back transactions (a form of delayed delivery agreement).  In a buy/sell back transaction, the Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date. Although the Fund generally intends to acquire or dispose of securities on a forward commitment, when-issued or delayed delivery basis, the Fund may sell these securities or its commitment before the settlement date if deemed advisable.

When purchasing a security on a forward commitment, when-issued or delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuation, and takes such fluctuations into account when determining its net asset value.  Securities purchased on a forward commitment, when-issued or delayed delivery basis are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.  Accordingly, securities acquired on such a basis may expose the Fund to risks because they may experience such fluctuations prior to actual delivery.  Purchasing securities on a forward commitment, when-issued or delayed delivery basis may involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

Many forward commitments, when-issued and delayed delivery transactions, including TBAs, are also subject to the risk that a counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, including making payments or fulfilling obligations to the Fund. The Fund may obtain no or only limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. With respect to forward settling TBA transactions involving U.S. Government agency mortgage-backed securities, the counterparty risk may be mitigated by the exchange of variation margin between the counterparties on a regular basis as the market value of the deliverable security fluctuates.  Additionally, new regulatory rules anticipated to be effective in March 2021 will require the exchange of initial and/or variation margin between counterparties of forward settling TBA transactions involving U.S. Government agency and GSE-sponsored mortgage-backed securities.

Investment in these types of securities may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor its commitment.  Until the settlement date, the Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the forward commitment, when-issued or delayed delivery transactions.  Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments.  No additional forward, when-issued or delayed delivery commitments will be made by if, as a result, more than 25% of the Fund’s total assets would become so committed.  The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of the Fund, and will be subject to the risk of market fluctuation.  The purchase price of the delayed delivery securities is a liability of the Fund until settlement.  TBA transactions and transactions in other forward-settling mortgage-backed securities are effected pursuant to a collateral agreement with the seller. The Fund provides to the seller collateral consisting of cash or liquid securities in an amount as specified by the agreement upon initiation of the transaction. The Fund will make payments throughout the term of the transaction as collateral values fluctuate to maintain full collateralization for the term of the transaction. Collateral will be marked-to-market every business day. If the seller defaults on the transaction or declares bankruptcy or insolvency, the Fund might incur expenses in enforcing its rights, or the Fund might experience delay and costs in recovering collateral or may suffer a loss of principal and interest if the value of the collateral declines. In these situations, the Fund will be subject to greater risk that the value of the collateral will decline before it is recovered or, in some circumstances, the Fund may not be able to recover the collateral, and the Fund will experience a loss.

Short Sales.  A short sale involves the sale of a security which the Fund does not own in the hope of purchasing the same security at a later date at a lower price.  To make delivery to the buyer, the Fund must borrow the security from a broker.  The Fund normally closes a short sale by purchasing an equivalent number of shares of the borrowed security on the open market and delivering them to the broker.  A short sale is typically effected when the Adviser believes that the price of a particular security will decline.  Open short positions using options, futures, swaps or forward foreign currency contracts are not deemed to constitute selling securities short.

To secure its obligation to deliver the securities sold short to the broker, the Fund will be required to deposit cash or liquid securities with the broker. In addition, the Fund may have to pay a premium to borrow the securities, and while the loan of the security sold short is outstanding, the Fund is required to pay to the broker the amount of any dividends paid on shares sold short. In addition to maintaining collateral with the broker, the Fund will earmark or segregate an amount of cash or liquid securities equal to the difference, if any, between the current market value of the securities sold short and any cash or liquid securities deposited as collateral with the broker-dealer in connection with the short sale. The collateral will be marked to market daily. The amounts deposited with the broker or segregated with the custodian do not have the effect of limiting the amount of money that the Fund may lose on a short sale. Short sale transactions covered in this manner are not treated as senior securities for purposes of the Fund’s fundamental investment limitation on senior securities and borrowings.

Short positions create a risk that the Fund will be required to cover them by buying the security at a time when the security has appreciated in value, thus resulting in a loss to the Fund.  A short position in a security poses more risk than holding the same security long.  Because a short position loses value as the security’s price increases, the loss on a short sale is theoretically unlimited.  The loss on a long position is limited to what the Fund originally paid for the security together with any transaction costs.  The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price.  It is possible that the market value of the securities the Fund holds in long positions will decline at the same time that the market value of the securities the Fund has sold short increases, thereby increasing the Fund’s potential volatility.  Because the Fund may be required to pay dividends, interest, premiums and other expenses in connection with a short sale, any benefit for the Fund resulting from the short sale will be decreased, and the amount of any ultimate gain or loss will be decreased or increased, respectively, by the amount of such expenses.

Short sales against the box are short sales of securities that the Fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Short sales against the box result in a “constructive sale” and require the Fund to recognize any taxable gain unless an exception to the constructive sale applies.  See “Dividends, Distributions and Tax Matters − Tax Matters −  Tax Treatment of Portfolio Transactions − Options, futures, forward contracts, swap agreements, and hedging transactions.”

Margin Transactions.  The Fund will not purchase any security on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities.  The payment by the Fund of initial or variation margin in connection with futures, swaps or related options transactions and the use of a reverse repurchase agreement to finance the purchase of a security will not be considered the purchase of a security on margin.

Interfund Loans.  The SEC has issued an exemptive order permitting the Invesco Funds to borrow money from and lend money to each other for temporary or emergency purposes.  The Invesco Funds’ interfund lending program is subject to a number of conditions, including the requirements that: (1) an interfund loan generally will occur only if the interest rate on the loan is more favorable to the borrowing fund than the interest rate typically available from a bank for a comparable transaction and the rate is more favorable to the lending fund than the rate available on overnight repurchase transactions; (2) an Invesco Fund may not lend more than 15% of its net assets through the program (measured at the time of the last loan); and (3) an Invesco Fund may not lend more than 5% of its net assets to another Invesco Fund through the program (measured at the time of the loan).  The Fund may participate in the program only if and to the extent that such participation is consistent with the Fund’s investment objective and investment policies.  Interfund loans have a maximum duration of seven days.  Loans may be called with one day’s notice and may be repaid on any day.

Borrowing.  The Fund may borrow money to the extent permitted under the 1940 Act Laws, Interpretations and Exemptions (defined below).  Such borrowings may be utilized (i) for temporary or emergency purposes; (ii) in anticipation of or in response to adverse market conditions; or, (iii) for cash management purposes.  All borrowings are limited to an amount not exceeding 33 1/3% of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings).  Any borrowings that exceed this amount will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation even if it is not advantageous to sell securities at that time.

If there are unusually heavy redemptions, the Fund may have to sell a portion of its investment portfolio at a time when it may not be advantageous to do so.  Selling Fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both.  Invesco and the Sub-Advisers believe that, in the event of abnormally heavy redemption requests, a Fund’s borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

The Fund may borrow from a bank, broker-dealer, or another Invesco Fund.  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with its custodian bank.  To compensate the custodian bank for such overdrafts, the Fund may either (i) leave funds as a compensating balance in their account so the custodian bank can be compensated by earning interest on such funds; or (ii) compensate the custodian bank by paying it an agreed upon rate.  The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets or when any borrowings from an Invesco Fund are outstanding.

Lending Portfolio Securities. The Fund may lend its portfolio securities (principally to broker-dealers) to generate additional income. Such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. The Fund may lend portfolio securities to the extent of one-third of its total assets. The Fund will loan its securities only to parties that Invesco has determined are in good standing and when, in Invesco’s judgment, the income earned would justify the risks.

The Fund will not have the right to vote securities while they are on loan, but it can call a loan in anticipation of an important vote. The Fund would receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering securities loaned or gaining access to the collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly.

Any cash received as collateral for loaned securities will be invested, in accordance with the Fund’s investment guidelines, in short-term money market instruments, affiliated unregistered investment companies that are compliant with Rule 2a-7 or Affiliated Money Market Funds. Investing this cash subjects that investment to market appreciation or depreciation. For purposes of determining whether the Fund is complying with its investment policies, strategies and restrictions, the Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset. The Fund will bear any loss on the investment of cash collateral.

For a discussion of tax considerations relating to lending portfolio securities, see “Dividends, Distributions and Tax Matters — Tax Matters — Tax Treatment of Portfolio Transactions — Securities lending.”

Repurchase Agreements.  The Fund may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.  Repurchase agreements are agreements under which the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during the Fund’s holding period.  The Fund may enter into a “continuing contract” or “open” repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying securities from the Fund on demand and the effective interest rate is negotiated on a daily basis.  Repurchase agreements may be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase.

In any repurchase transaction, collateral for a repurchase agreement may include cash items, obligations issued by the U.S. Government or its agencies or instrumentalities. The Fund may engage in repurchase agreements collateralized by securities that are rated investment grade and below investment grade by the requisite NRSROs or unrated securities of comparable quality, loan participations, and equities.

If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest.  In addition, although the Bankruptcy Code and other insolvency laws may provide certain protections for some types of repurchase agreements, if the seller of a repurchase agreement should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the value of the underlying security declines.

The Fund may enter into repurchase agreements that involve securities that may be subject to a court-ordered or other ““stay”“ in the event of the seller’s bankruptcy or insolvency.  A “stay” will prevent the Fund from selling the securities it holds under a repurchase agreement until permitted by a court or other authority.  In these situations the Fund may be subject to greater risk that the value of the securities may decline before they are sold, and that the Fund may experience a loss.

The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.  Custody of the securities will be maintained by the Fund’s custodian or sub-custodian for the duration of the agreement.

The Fund may invest its cash balances in joint accounts with other Invesco Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days.  Repurchase agreements may be considered loans by the Fund under the 1940 Act.

Restricted and Illiquid Investments.  The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

For purposes of the above 15% limitation, illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the 1940 Act and applicable rules and regulations thereunder.

Limitations on the resale of restricted investments may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices.  The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.  The Fund’s difficulty valuing and selling illiquid investments may result in a loss or be costly to the Fund.

If a substantial market develops for a restricted investment or other illiquid investment held by the Fund, it may be treated as a liquid investment, in accordance with procedures and guidelines adopted by the Board on behalf of the Fund.

Rule 144A Securities. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act.  This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act.  Pursuant to Rule 22e-4 under the 1940 Act, the Fund will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund’s restriction on investment in illiquid investments.  The determination of whether a Rule 144A security is liquid or illiquid will take into account relevant market, trading, and investment-specific considerations consistent with applicable SEC guidance.  Additional factors that may be considered include: the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).  Investing in Rule 144A securities could increase the amount of the Fund’s investments in illiquid investments if qualified institutional buyers are unwilling to purchase such securities.

Reverse Repurchase Agreements. Reverse repurchase agreements are agreements that involve the sale of securities held by the Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date.  During the reverse repurchase agreement period, the Fund continues to receive interest and principal payments on the securities sold.  The Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Reverse repurchase agreements are a form of leverage and involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which the Fund is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Leverage may make the Fund’s returns more volatile and increase the risk of loss. At the time the Fund enters into a reverse repurchase agreement, it will segregate, and maintain, liquid assets having a dollar value equal to the repurchase price, if specified, or the value of proceeds received on any sale subject to the repurchase plus accrued interest. This practice of segregating assets is referred to as “cover.” Reverse repurchase agreements “covered” in this manner are not treated as senior securities for purposes of the Fund’s fundamental investment limitation on senior securities and borrowings. The liquidity of the Fund and its ability to meet redemption requests may be impaired to the extent that a substantial portion of the Fund’s otherwise liquid assets is used as cover or pledged to the counterparty as collateral. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Mortgage Dollar Rolls.  A mortgage dollar roll (a dollar roll) is a type of transaction that involves the sale by the Fund of a mortgage-backed security to a financial institution such as a bank or broker dealer, with an agreement that the Fund will repurchase a substantially similar (i.e., same type, coupon and maturity) security at an agreed upon price and date. The mortgage securities that are purchased will bear the same interest rate as those sold, but will generally be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest or principal payments on the securities sold but is compensated for the difference between the current sales price and the forward price for the future purchase. The Fund typically enters into a dollar roll transaction to enhance the Fund’s return either on an income or total return basis or to manage pre-payment risk.

Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. At the time the Fund enters into a dollar roll transaction, a sufficient amount of assets held by the Fund will be segregated to meet the forward commitment. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of the Fund’s fundamental investment limitation on senior securities and borrowings.

Unless the benefits of the sale exceed the income, capital appreciation or gains on the securities sold as part of the dollar roll, the investment performance of the Fund will be less than what the performance would have been without the use of dollar rolls.  The benefits of dollar rolls may depend upon the Adviser’s or Sub-Adviser’s ability to predict mortgage repayments and interest rates.  There is no assurance that dollar rolls can be successfully employed.

Standby Commitments.  Under a standby commitment, a bank or dealer would agree to purchase, at the Fund’s option, specified securities at a specified price.  Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing the yield.  Standby commitments depend upon the issuer’s ability to fulfill its obligation upon demand.  Although no definitive creditworthiness criteria are used for this purpose, Invesco reviews the creditworthiness of the banks and other municipal securities dealers from which the Fund obtains standby commitments in order to evaluate those risks.

Derivatives

A derivative is a financial instrument whose value is dependent upon the value of other assets, rates or indices, referred to as “underlying reference assets”. These underlying reference assets may include, among others, commodities, stocks, bonds, interest rates, currency exchange rates or related indices.  Derivatives include, among others, swaps, options, futures and forward foreign currency contracts.  Some derivatives, such as futures and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as many types of swap agreements, are privately negotiated and entered into in the OTC market.  In addition, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act) and implementing rules require certain types of swaps to be traded on public facilities and centrally cleared.

Derivatives may be used for “hedging,” which means that they may be used when the portfolio managers seek to protect the Fund’s investments from a decline in value, which could result from changes in interest rates, market prices, currency fluctuations and other market factors.  Derivatives may also be used when the portfolio managers seek to increase liquidity, implement a tax or cash management strategy, invest in a particular stock, bond or segment of the market in a more efficient or less expensive way, modify the characteristics of the Fund’s portfolio investments, for example, duration, and/or to enhance return.  However, derivatives are used, their successful use is not assured and will depend upon, among other factors, the portfolio managers’ ability to predict and understand relevant market movements.

Because certain derivatives involve leverage, that is, the amount invested may be smaller than the full economic exposure of the derivative instrument and the Fund could lose more than it invested, federal securities laws, regulations and guidance may require the Fund to earmark assets, to reduce the risks associated with derivatives, or to otherwise hold instruments that offset the Fund’s current obligations under the derivatives instrument.  This process is known as “cover.”  The Fund will not enter into any derivative transaction unless it can comply with SEC guidance regarding cover, and, if SEC guidance so requires, the Fund will earmark cash or liquid assets with a value at least sufficient to cover its current obligations under a derivative transaction or otherwise “cover” the transaction in accordance with applicable SEC guidance.  If a large portion of the Fund’s assets is used for cover, it could affect portfolio management or the Fund’s ability to meet redemption requests or other current obligations. The leverage involved in certain derivative transactions may result in the Fund’s net asset value being more sensitive to changes in the value of the related investment.

For swaps, forwards, options and futures that are contractually required to “cash-settle,” the Fund sets aside liquid assets in an amount equal to the Fund’s daily mark-to-market (net) obligations, if any (i.e., the Fund’s daily net liabilities, if any), rather than such contracts’ full notional value.  By setting aside assets equal to only its net obligations under cash-settled swaps, forwards, options and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.  Instruments that do not cash settle may be treated as cash settled for purposes of setting aside assets when the Fund has entered into a contractual arrangement with a third party futures commission merchant (FCM) or other counterparty to off-set the Fund’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to the counterparty. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC.

Commodity Exchange Act (CEA) Regulation and Exclusions:

With respect to the Fund, Invesco intends to claim an exclusion from the definition of “commodity pool operator” (CPO) under the CEA and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, will not be subject to CFTC registration or regulation as a CPO. In addition, Invesco intends to rely upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC with respect to the Fund.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forwards, as further described below. Because Invesco and the Fund intends to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective(s), to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved Invesco’s reliance on these exclusions, or the Fund, its investment strategies, its prospectus or this SAI.

Generally, the exclusion from CPO regulation on which Invesco relies requires the Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, the Fund can no longer satisfy these requirements, Invesco would withdraw its notice claiming an exclusion from the definition of a CPO, and Invesco would be subject to registration and regulation as a CPO with respect to the Fund, in accordance with the CFTC rules that allow for substituted compliance with CFTC disclosure and shareholder reporting requirements based on Invesco’s compliance with comparable SEC requirements.  However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses.

General risks associated with derivatives:

The use by the Fund of derivatives may involve certain risks, as described below.

Counterparty Risk:  The risk that a counterparty under a derivatives agreement will not live up to its obligations, including because of the counterparty’s bankruptcy or insolvency.  Certain agreements may not contemplate delivery of collateral to support fully a counterparty’s contractual obligation; therefore, the Fund might need to rely on contractual remedies to satisfy the counterparty’s full obligation.  As with any contractual remedy, there is no guarantee that the Fund will be successful in pursuing such remedies, particularly in the event of the counterparty’s bankruptcy.  The agreement may allow for netting of the counterparty’s obligations with respect to a specific transaction, in which case the Fund’s obligation or right will be the net amount owed to or by the counterparty.  The Fund will not enter into a derivative transaction with any counterparty that Invesco and/or the Sub-Advisers believe does not have the financial resources to honor its obligations under the transaction.  Invesco monitors the financial stability of counterparties.  Where the obligations of the counterparty are guaranteed, Invesco monitors the financial stability of the guarantor instead of the counterparty.   If a counterparty’s creditworthiness declines, the value of the derivatives would also likely decline, potentially resulting in losses to the Fund.

The Fund will not enter into a transaction with any single counterparty if the net amount owed or to be received under existing transactions under the agreements with that counterparty would exceed 5% of the Fund’s net assets determined on the date the transaction is entered into or as otherwise permitted by law.

Leverage Risk:  Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.  The Fund segregates or earmarks assets or otherwise covers transactions that may give rise to leverage.  Leverage may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.  The use of some derivatives may result in economic leverage, which does not result in the possibility of the Fund incurring obligations beyond its initial investment, but that nonetheless permits the Fund to gain exposure that is greater than would be the case in an unlevered instrument.  The Fund does not segregate or otherwise cover investments in derivatives with economic leverage.

Liquidity Risk:  The risk that a particular derivative is difficult to sell or liquidate.  If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses to the Fund.

Pricing Risk:  The risk that the value of a particular derivative does not move in tandem or as otherwise expected relative to the corresponding underlying instruments.

Risks of Potential Increased Regulation of Derivatives: The regulation of derivatives is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment objective. Invesco will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Fund’s ability to enter into desired swap agreements.

New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.

Regulatory Risk:  The risk that a change in laws or regulations will materially impact a security or market.

Tax Risks:  For a discussion of the tax considerations relating to derivative transactions, see “Dividends, Distributions and Tax Matters – Tax Matters – Tax Treatment of Portfolio Transactions.”

General risks of hedging strategies using derivatives:

 The use by the Fund of hedging strategies involves special considerations and risks, as described below.

Successful use of hedging transactions depends upon Invesco’s and the Sub-Advisers’ ability to predict correctly the direction of changes in the value of the applicable markets and securities, contracts and/or currencies.  While Invesco and the Sub-Advisers are experienced in the use of derivatives for hedging, there can be no assurance that any particular hedging strategy will succeed.

In a hedging transaction, there might be imperfect correlation, or even no correlation, between the price movements of an instrument used for hedging and the price movements of the investments being hedged.  Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged.  However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.  Investors should bear in mind that the Fund is not obligated to actively engage in hedging.  For example, the Fund may not have attempted to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss.

Types of derivatives:

Swaps.   Generally, swap agreements are contracts between the Fund and another party (the counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years.  A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearing house that serves as a central counterparty (for a cleared swap).  In a basic swap transaction, the Fund agrees with its counterparty to exchange the returns (or differentials in returns) and/or cash flows earned or realized on a particular asset such as an equity or debt security, commodity, currency, interest rate or index, calculated with respect to a “notional amount.”  The notional amount is the set amount selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.  The parties typically do not exchange the notional amount.  Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates.  Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular foreign currency, or a “basket” of securities representing a particular index.  Swap agreements can also be based on credit and other events.  In some cases, such as cross currency swaps, the swap agreement may require delivery (exchange) of the entire notional value of one designated currency for another designated currency.

It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, ISDA master agreements include credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty.

Comprehensive swaps regulation.  The Dodd-Frank Act and related regulatory developments imposed comprehensive regulatory requirements on swaps and swap market participants. The  regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2)  requiring central clearing and execution of standardized swaps; (3) imposing margin requirements in swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps.  The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. In the event that one party to the swap transaction defaults, and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other.  An early termination payment may be payable by either the defaulting party or the non-defaulting party, under certain circumstances, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination.  Early termination payments may be calculated in various ways, but generally represent the amount that the “in-–the-money” party would have to pay to replace the swap as of the date of its termination.

During the term of an uncleared swap, the Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments (variation margin). Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged will not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

Currently, the Fund does not typically provide initial margin in connection with uncleared swaps.  However, rules requiring initial margin to be posted by certain market participants for uncleared swaps have been adopted and are being phased in over time.  When these rules take effect with respect to the Fund, if the Fund is deemed to have material swaps exposure, it will, under applicable swap regulations, be required to post both initial margin in addition to variation margin.

Uncleared swaps are not traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse.  As a result, the Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency.  The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

Cleared Swaps. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps.  The Dodd-Frank Act and related regulatory developments will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common credit default index swaps and certain interest rate swaps as subject to mandatory clearing and certain public trading facilities have made these swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements.

In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty.

When the Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts.  If the value of the Fund’s cleared swap declines, the Fund will be required to make additional “variation margin” payments to the FCM to settle the change in value.  Conversely, if the market value of the Fund’s position increases, the FCM will post additional “variation margin” to the Fund’s account.  At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain are paid to the Fund.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.  Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, the Fund may not be able to obtain terms as favorable as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement.

Finally, the Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

Commonly used swap agreements include:

Credit Default Swaps (CDS):  A CDS is an agreement between two parties where the first party agrees to make one or more payments to the second party, while the second party assumes the risk of certain defaults, generally a failure to pay or bankruptcy of the issuer on a referenced debt obligation. CDS transactions are typically individually negotiated and structured.  The Fund may enter into CDS to create long or short exposure to domestic or foreign corporate debt securities or sovereign debt securities.

The Fund may buy a CDS (buy credit protection).  In this transaction the Fund makes a stream of payments based on a fixed interest rate (the premium) over the life of the swap in exchange for a counterparty (the seller) taking on the risk of default of a referenced debt obligation (the Reference Obligation).  If a credit event occurs for the Reference Obligation, the Fund would cease making premium payments and it would deliver defaulted bonds to the seller.  In return, the seller would pay the notional value of the Reference Obligation to the Fund.  Alternatively, the two counterparties may agree to cash settlement in which the seller delivers to the Fund (buyer) the difference between the market value and the notional value of the Reference Obligation.  If no event of default occurs, the Fund pays the fixed premium to the seller for the life of the contract, and no other exchange occurs.

Alternatively, the Fund may sell a CDS (sell credit protection).  In this transaction the Fund will receive premium payments from the buyer in exchange for taking the risk of default of the Reference Obligation.  If a credit event occurs for the Reference Obligation, the buyer would cease to make premium payments to the Fund and deliver the Reference Obligation to the Fund. In return, the Fund would pay the notional value of the Reference Obligation to the buyer.  Alternatively, the two counterparties may agree to cash settlement in which the Fund would pay the buyer the difference between the market value and the notional value of the Reference Obligation.  If no event of default occurs, the Fund receives the premium payments over the life of the contract, and no other exchange occurs.

Credit Default Index Swaps (CDX):  A CDX is a swap on an index of CDS. A CDX allows an investor to manage credit risk or to take a position on a basket of credit entities (such as CDS or CMBS) in a more efficient manner than transacting in single name CDS.  If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for payment of the notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties.  The underlying company is then removed from the index. New series of CDX are issued on a regular basis.  A Commercial Mortgage-Backed Index (CMBX) is a type of CDX made up of 25 tranches of commercial mortgage-backed securities (See “Debt Instruments – Mortgage-Backed and Asset-Backed Securities”) rather than CDS. Unlike other CDX contracts where credit events are intended to capture an event of default, CMBX involves a pay-as-you-go (PAUG) settlement process designed to capture non-default events that affect the cash flow of the reference obligation.  PAUG involves ongoing, two-way payments over the life of a contract between the buyer and the seller of protection and is designed to closely mirror the cash flow of a portfolio of cash commercial mortgage-backed securities.  A CDX index tranche provides access to customized risk, exposing each investor to losses at different levels of subordination. The lowest part of the capital structure is called the “equity tranche” as it has exposure to the first losses experienced in the basket. The mezzanine and senior tranches are higher in the capital structure but can also be exposed to loss in value. Investments are subject to liquidity risks as well as other risks associated with investments in credit default swaps.

Foreign Exchange Swaps:  A foreign exchange swap involves an agreement between two parties to exchange two different currencies on a specific date at a fixed rate, and an agreement for the reverse exchange of those two currencies at a later date and at a fixed rate.  Foreign exchange swaps were exempted from the definition of “swaps” by the U.S. Treasury and are therefore not subject to many rules under the CEA that apply to swaps, including the mandatory clearing requirement.  They are also not considered “commodity interests” for purposes of CEA Regulations and Exclusions, discussed above. However, foreign exchange swaps nevertheless remain subject to the CFTC’s trade reporting requirements, enhanced anti-evasion authority, and strengthened business conduct standards.

Currency Swaps:  A currency swap is an agreement between two parties to exchange periodic cash flows on a notional amount of two or more currencies based on the relative value differential between them. Currency swaps typically involve the delivery of the entire notional values of the two designated currencies. In such a situation, the full notional value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund may also enter into currency swaps on a net basis, which means the two different currency payment streams under the swap agreement are converted and netted out to a single cash payment in just one of the currencies.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions could result in losses to the Fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations, including swap transaction obligations. These actions could also have an adverse effect on the Fund’s swap transactions or cause the Fund’s hedging positions to be rendered useless, resulting in full currency exposure as well as incurring unnecessary transaction costs.

Interest Rate Swaps:  An agreement between two parties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified principal or notional amount.  In other words, Party A agrees to pay Party B a fixed interest rate multiplied by a notional amount and in return Party B agrees to pay Party A a variable interest rate multiplied by the same notional amount.

Commodity Swaps.:  A commodity swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of a commodity-based underlying instrument (such as a specific commodity or commodity index) in return for periodic payments based on a fixed or variable interest rate or the total return from another commodity-based underlying instrument. In a total return commodity swap, the Fund receives the price appreciation of a commodity index, a portion of a commodity index or a single commodity in exchange for paying an agreed-upon fee.

Total Return Swaps:  An agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains.

Volatility and Variance Swaps: A volatility swap involves an exchange between the Fund and a counterparty of periodic payments based on the measured volatility of an underlying security, currency, commodity, interest rate, index or other reference asset over a specified time frame. Depending on the structure of the swap, either the Fund’s or the counterparty’s payment obligation will typically be based on the realized volatility of the reference asset as measured by changes in its price or level over a specified time period while the other party’s payment obligation will be based on a specified rate representing expected volatility for the reference asset at the time the swap is executed, or the measured volatility of a different reference asset over a specified time period.  The Fund will typically make or lose money on a volatility swap depending on the magnitude of the reference asset’s volatility, or size of the movements in its price, over a specified time period, rather than general increases or decreases in the price of the reference asset.  Volatility swaps are often used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of other investments held by the Fund.  Variance swaps are similar to volatility swaps except payments are based on the difference between the implied and measured volatility mathematically squared.

Inflation Swaps:  Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate.  Inflation swap agreements may be used to protect the net asset value of the Fund against an unexpected change in the rate of inflation measured by an inflation index.  The value of inflation swap agreements is expected to change in response to changes in real interest rates.  Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation.

Swaptions:  An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market based “premium.”  A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index.  A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index.  Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Swaptions are considered to be swaps for purposes of CFTC regulation.  Although they are currently traded OTC, the CFTC may in the future designate certain options on swaps as subject to mandatory clearing and exchange trading.

Options.  The Fund may engage in certain strategies involving options to attempt to manage the risk of its investments or in certain circumstances, for investment purposes (e.g., as a substitute for investing in securities), to speculate on future volatility levels or to decrease the volatility exposure of other investments held by the Fund.

An option is a contract that gives the purchaser of the option, in return for the premium paid, the right, but not the obligation, to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option at the exercise price during the term of the option (for American style) options) or on a specified date (for European style options), the security, currency or other instrument underlying the option (or delivery of a cash settlement price, in the case of certain options, such as an index option and other cash-settled options). An option on a CDS or a futures contract (described below) gives the purchaser the right, but not the obligation, to enter into a CDS or assume a position in a futures contract.  Option transactions present the possibility of large amounts of exposure (or leverage), which may result in the Fund’s net asset value being more sensitive to changes in the value of the option.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions.

The Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options would exceed 20% of the Fund’s total assets.  The Fund will not purchase options if, immediately after such purchase, the aggregate premiums paid for outstanding options would exceed 5% of the Fund’s total assets.

The Fund may effectively terminate its right or obligation under an option by entering into an offsetting closing transaction.  For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option, which is known as a closing purchase transaction.  Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction.  Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Options may be either listed on an exchange or traded in OTC markets.  Listed options are tri-party contracts (i.e., performance of the obligations of the purchaser and seller are guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates.  OTC options are two-party contracts with negotiated strike prices and expiration dates and differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance).  In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time; therefore the Fund may be required to treat some or all OTC options as illiquid securities.  Although the Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to exercise or expiration.  In the event of insolvency of the dealer, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

Types of Options:

Put Options on Securities:  A put option gives the purchaser the right to sell, to the writer, the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (for American style options) or on a specified date (for European style options), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise.  If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency for the exercise price.

Call Options on Securities:  A call option gives the purchaser the right to buy, from the writer, the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (for American style options) or on a specified date (for European style options), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise.  If the purchaser exercises the call option, the writer of a call option is obligated to sell to and deliver the underlying security, contract or foreign currency to the purchaser of the call option for the exercise price.

Index Options:  Index options (or options on securities indices) give the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.  The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the multiplier), which determines the total dollar value for each point of such difference.

The risks of investment in index options may be greater than options on securities.  Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.  The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based.  However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities that underlie the index and, as a result, bears the risk that the value of the securities held will not be perfectly correlated with the value of the index.

CDS Options:  A CDS option transaction gives the buyer the right, but not the obligation, to enter into a CDS at a specified future date and under specified terms in exchange for paying a market based purchase price or premium.  The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

Options on Futures Contracts:  Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.  Upon exercise of the option, the delivery of the futures contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures contract margin account.

Pursuant to federal securities laws and regulations, the Fund’s use of futures contracts and options on futures contracts may require the Fund to set aside assets to reduce the risks associated with using futures contracts and options on futures contracts.  This process is described in more detail above in the section “Derivatives.”

Option Techniques:

Writing Options:  The Fund may write options to generate additional income and to seek to hedge its portfolio against market or exchange rate movements.  As the writer of an option, the Fund may have no control over when the underlying reference asset must be sold (in the case of a call option) or purchased (in the case of a put option, if the option was structured as an American style option) because the option purchaser may notify the Fund of exercise at any time prior to the expiration of the option.  In addition, if the option is cash-settled instead of deliverable, the Fund is obligated to pay the option purchaser the difference between the exercise price and the value of the underlying reference asset, instead of selling or purchasing the underlying reference asset, if the option is exercised.  In general, options are rarely exercised prior to expiration.  Whether or not an option expires unexercised, the writer retains the amount of the premium.

The Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying reference asset.  In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying  reference asset will decline below the exercise price, in which case the put option may be exercised and the Fund may suffer a loss.

In return for the premium received for writing a call option on a reference asset, the Fund foregoes the opportunity for profit from a price increase in the underlying reference asset above the exercise price so long as the option remains open, but retains the risk of loss should the price of the reference asset decline.

If an option that the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying reference asset, held by the Fund during the option period.  If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying reference asset, which will be increased or offset by the premium received.  The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which the Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.  However, once the Fund has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver (for a call) or purchase (for a put) the underlying reference asset at the exercise price (if deliverable) or pay the difference between the exercise price and the value of the underlying reference asset (if cash-settled).

Purchasing Options:  The Fund may purchase a put option on an underlying reference asset owned by the Fund in order to protect against an anticipated decline in the value of the underlying reference asset held by the Fund; or purchase put options on underlying reference assets against which it has written other put options; or speculate on the value of an underlying reference asset index or quantitative measure.  The premium paid for the put option and any transaction costs would reduce any profit realized when the underlying reference asset is delivered upon the exercise of the put option.  Conversely, if the underlying reference asset does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost.

The Fund may purchase a call option for the purpose of acquiring the underlying reference asset for its portfolio, or on underlying reference assets against which it has written other call options.  The Fund is not required to own the underlying reference asset in order to purchase a call option.  If the Fund does not own the underlying position, the purchase of a call option would enable the Fund to acquire the underlying reference asset at the exercise price of the call option plus the premium paid.  So long as it holds a call option, rather than the underlying reference asset itself, the Fund is partially protected from any unexpected increase in the market price of the underlying reference asset.  If the market price does not exceed the exercise price, the Fund could purchase the underlying reference asset on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

Straddles/Spreads/Collars

Spread and straddle options transactions.  In “spread” transactions, the Fund buys and writes a put or buys and writes a call on the same underlying instrument with the options having different exercise prices, expiration dates, or both.  In “straddles,” the Fund purchases a put option and a call option or writes a put option and a call option on the same instrument with the same expiration date and typically the same exercise price.  When the Fund engages in spread and straddle transactions, it seeks to profit from differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold.  Because these transactions require the Fund to buy and/or write more than one option simultaneously, the Fund’s ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the Fund were to buy or sell a single option.  Similarly, costs incurred by the Fund in connection with these transactions will in many cases be greater than if the Fund were to buy or sell a single option.

Option Collars:  The Fund also may use option “collars.”  A “collar” position combines a put option purchased by the Fund (the right of the Fund to sell a specific security within a specified period) with a call option that is written by the Fund (the right of the counterparty to buy the same security) in a single instrument.  The Fund’s right to sell the security is typically set at a price that is below the counterparty’s right to buy the security.  Thus, the combined position “collars” the performance of the underlying security, providing protection from depreciation below the price specified in the put option, and allowing for participation in any appreciation up to the price specified by the call option.

Rights and Warrants.  Rights are equity securities representing a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public.  A stockholder who purchases rights may be able to retain the same ownership percentage after the new stock offering.  A right usually enables the stockholder to purchase common stock at a price below the initial offering price.  The Fund that purchases a right takes the risk that the right might expire worthless because the market value of the common stock falls below the price fixed by the right.

A warrant gives the holder the right to purchase securities from the issuer at a specific price within a certain time frame and is similar to a call option.  The main difference between warrants and call options is that warrants are issued by the company that will issue the underlying security, whereas options are not issued by the company.  Young, unseasoned companies often issue warrants to finance their operations.

Futures Contracts. A futures contract is a standard binding agreement to buy or sell a specified amount of a specified security, currency, commodity, interest rate or index (or delivery of a cash settlement price, in the case of certain futures such as an index future, Eurodollar Future or volatility future) for a specified price at a designated date, time and place (collectively, futures contracts). A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument or asset called for by the contract at a specified price on a specified date.  A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying instrument or asset called for by the contract at a specified price on a specified date.

The Fund will only enter into futures contracts that are traded (either domestically or internationally) on futures exchanges or certain exempt markets, including exempt boards of trade and electronic trading facilities, and are standardized as to maturity date and underlying financial instrument.  Futures exchanges and trading thereon in the United States are regulated under the CEA and by the CFTC.  Foreign futures exchanges or exempt markets and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls.  In addition, futures contracts that are traded on non-U.S. exchanges or exempt markets may not be as liquid as those purchased on CFTC-designated contract markets.  For a further discussion of the risks associated with investments in foreign securities, see “Foreign Investments” above.

Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times when a futures contract is outstanding. “Margin” for a futures contract is the amount of funds that must be deposited by the Fund in order to initiate futures contracts trading and maintain its open positions in futures contracts.  A margin deposit made when the futures contract is entered

(“initial margin”) is intended to ensure the Fund’s performance under the futures contract.  The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

Subsequent payments, called “variation margin,” received from or paid to the FCM through which the Fund enters into the futures contract will be made on a daily basis as the futures price fluctuates making the futures contract more or less valuable, a process known as marking-to-market.  When the futures contract is closed out, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount.  If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund.  If the Fund has a gain, the full margin amount and the amount of the gain are paid to the Fund and the FCM pays the Fund any excess gain over the margin amount.

There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

Closing out an open futures contract is effected by entering into an offsetting futures contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date.  There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time.  If the Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the futures contract.

In addition, if the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.  The Fund would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments.

Pursuant to federal securities laws and regulations, the Fund’s use of futures contracts may require the Fund to set aside assets to reduce the risks associated with using futures contracts. This process is described in more detail above in the section “Derivatives.”

Types of Futures Contracts:

Commodity Futures:  A commodity futures contract is an exchange-traded contract to buy or sell a particular commodity at a specified price at some time in the future.  Commodity futures contracts are highly volatile; therefore, the prices of the Fund’s shares may be subject to greater volatility to the extent it invests in commodity futures.

Currency Futures:  A currency futures contract is a standardized, exchange-traded contract to buy or sell a particular currency at a specified price at a future date (commonly three months or more).  Currency futures contracts may be highly volatile and thus result in substantial gains or losses to the Fund.

The Fund may either exchange the currencies specified at the maturity of a currency futures contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Fund may also enter into currency futures contracts that do not provide for physical settlement of the two currencies but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount. Closing transactions with respect to currency futures contracts are usually effected with the counterparty to the original currency futures contract.

Index Futures:  An index futures contract is an exchange-traded contract that provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading on the date specified in the contract and the price agreed upon in the futures contract; no physical delivery of securities comprising the index is made. Index futures can be based on stock, bond or other indices. Such indices cannot be purchased or sold directly.

Interest Rate Futures:  An interest rate futures contract is an exchange-traded contract in which the specified underlying security is either an interest-bearing fixed income security or an inter-bank deposit.  Two examples of common interest rate futures contracts are U.S. Treasury futures and Eurodollar futures contracts.  The specified security for U.S. Treasury futures is a U.S. Treasury security.  The specified security for Eurodollar futures is the London Interbank Offered Rate (LIBOR), which is a daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market.

Dividend Futures:  A dividend futures contract is an exchange-traded contract to purchase or sell an amount equal to the total dividends paid by a selected security, basket of securities or index, over a period of time for a specified price that is based on the expected dividend payments from the selected security, basket of securities or index.

Security Futures:  A security futures contract is an exchange-traded contract to purchase or sell, in the future, a specified quantity of a security (other than a Treasury security) or a narrow-based securities index at a certain price.

Forward Foreign Currency Contracts.  A forward foreign currency contract is an obligation to buy or sell a particular currency in exchange for another currency, which may be U.S. dollars, at a specified price at a future date.  Forward foreign currency contracts are typically individually negotiated and privately traded by currency traders and their customers in the interbank market.

At the maturity of a forward foreign currency contract, the Fund may either exchange the currencies specified at the maturity of the contract or, prior to maturity, the Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward foreign currency contracts are usually effected with the counterparty to the original forward contract. The Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies but instead provide for settlement by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
The Fund will comply with guidelines established by the SEC with respect to “cover” requirements of forward foreign currency contracts (See Derivatives above).
With respect to forward foreign currency contracts that are contractually required to “cash-settle” (i.e., a non-deliverable forward (NDF) or the synthetic equivalent thereof), however, the Fund may set aside liquid assets in an amount equal to the Fund’s daily mark-to-market obligation (i.e., the Fund’s daily net liabilities, if any), rather than the contract’s full notional value. By setting aside assets equal to its net obligations under forward foreign currency contracts that are cash-settled or treated as being cash-settled, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. For more information on central clearing and trading of cleared swaps, see “Swaps” and “Risks of Potential Increased Regulation of Derivatives.”  Forward foreign currency contracts that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of forward foreign currency contracts, especially non-deliverable forwards, may restrict the Fund’s ability to use these instruments in the manner described above or subject Invesco to CFTC registration and regulation as a CPO.

The cost to the Fund of engaging in forward foreign currency contracts varies with factors such as the currencies involved, the length of the contract period, interest rate differentials and the prevailing market conditions.  Because forward foreign currency contracts are usually entered into on a principal basis, no fees or commissions are typically involved.  The use of forward foreign currency contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does establish a rate of exchange in advance.  While forward foreign currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

Receipt of Issuer’s Nonpublic Information

The Adviser or Sub-Advisers (through their portfolio managers, analysts, or other representatives) may receive material nonpublic information about an issuer that may restrict the ability of the Adviser or Sub-Advisers to cause the Fund to buy or sell securities of the issuer on behalf of the Fund for substantial periods of time.  This may impact the Fund’s ability to realize profit or avoid loss with respect to the issuer and may adversely affect the Fund’s flexibility with respect to buying or selling securities, potentially impacting Fund performance.  For example, activist investors of certain issuers in which the Adviser or Sub-Advisers hold large positions may contact representatives of the Adviser or Sub-Advisers and may disclose material nonpublic information in such communication.  The Adviser or Sub-Advisers would be restricted from trading on the basis of such material nonpublic information, limiting their flexibility in managing the Fund and possibly impacting Fund performance.
Business Continuity and Operational Risk

The Adviser, the Fund and the Fund’s service providers may experience disruptions or operating errors, such as processing errors or human errors, inadequate or failed internal or external processes, systems or technology failures, or other disruptive events, that could negatively impact and cause disruptions in normal business operations of the Adviser, the Fund or the Fund’s service providers. The Adviser has developed a Business Continuity Program (the “Program”) designed to minimize the disruption of normal business operations in the event of an adverse incident affecting the Fund, the Adviser and/or its affiliates.  The Program is also designed to enable the Adviser to reestablish normal business operations in a timely manner during such an adverse incident; however, there are inherent limitations in such programs (including the possibility that contingencies have not been anticipated and procedures do not work as intended) and, under some circumstances (e.g. natural disasters, terrorism, public health crises, power or utility shortages and failures, system failures or malfunctions), the Adviser, its affiliates, and any service providers or vendors used by the Adviser, its affiliates, or the Fund could be prevented or hindered from providing services to the Fund for extended periods of time.  These circumstances could cause disruptions and negatively impact the Fund’s service providers and the Fund’s business operations, potentially including an inability to process Fund shareholder transactions, an inability to calculate the Fund’s net asset value and price the Fund’s investments, and impediments to trading portfolio securities.

Cybersecurity Risk

The Fund, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Fund its service providers or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs.  The Fund and its shareholders could be negatively impacted as a result.

Natural Disaster/Epidemic Risk

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments.  Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S.  These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective.  Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.

Fund Policies

Fundamental Restrictions.  The Fund is subject to the following investment restrictions, which may be changed only by a vote of the Fund’s outstanding shares.  Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares.  Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

(1) The Fund is a “diversified company” as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the “1940 Act Laws and Interpretations”) or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the “1940 Act Laws, Interpretations and Exemptions”), including as may be necessary to approximate the composition of its target index. In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

(2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations, and Exemptions.

(3) The Fund may not underwrite the securities of other issuers.  This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

(4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry, except that the Fund will concentrate to approximately the same extent that its underlying index concentrates in an industry or group of industries.

This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

(5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments.  This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

(6) The Fund may not purchase or sell physical commodities except to the extent permitted by the 1940 Act and any other governing statute, and by the rules thereunder, and by the SEC or other regulatory agency with authority over the Fund.

(7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.  This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

(8)   The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

The investment restrictions set forth above provide the Fund with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change.  Even though the Fund has this flexibility, the Board has adopted non-fundamental restrictions for the Fund relating to certain of these restrictions which Invesco and, when applicable, the Sub-Advisers must follow in managing the Fund.  Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board.

Explanatory Notes

For purposes of the Fund’s fundamental restriction related to diversification above, the Fund intends to be diversified in approximately the same proportion as its target index is diversified. The Fund may become ”non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its target index. Shareholder approval will not be sought if the Fund becomes non-diversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of its target index.

For purposes of the Fund’s fundamental restriction related to industry concentration above, investments in tax-exempt municipal securities where the payment of principal and interest for such securities is derived solely from a specific project associated with an issuer that is not a governmental entity or a political subdivision of a government are subject to the Fund’s industry concentration policy.

For purposes of the Fund’s fundamental restriction related to physical commodities above, the Fund is currently permitted to invest in futures, swaps and other instruments on physical commodities to the extent disclosed in the Fund’s prospectus or SAI.

Non-Fundamental Restrictions.  Non-fundamental restrictions may be changed for the Fund without shareholder approval.

(1) In complying with the fundamental restriction regarding issuer diversification, the Fund generally will not (unless permitted by the fundamental restriction), with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and securities issued by other investment companies), if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.  The Fund may purchase securities of other investment companies as permitted by the 1940 Act Laws, Interpretations and Exemptions.

In complying with the fundamental restriction regarding issuer diversification, the Fund will regard each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality, and authority thereof, and each multi-state agency of which a state is a member as a separate “issuer.”  When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer.  Similarly, in the case of an Industrial Development Bond or Private Activity Bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer.  However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the Fund exceeds 10% of the Fund’s total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity.  Securities issued or guaranteed by a bank or subject to financial guaranty insurance are not subject to the limitations set forth in the preceding sentence.

              (2)             In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

(3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry, or as permitted by the fundamental restriction.

(4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an Invesco Fund, on such terms and conditions as the SEC may require in an exemptive order.

(5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objective, policies, and restrictions as the Fund.

(6) The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

(7) The Fund invests, under normal circumstances, at least 80% of its assets in equity securities represented in the NASDAQ 100 Index®.

For purposes of the foregoing, “assets” means net assets, plus the amount of any borrowings for investment purposes.  Derivatives and other instruments that have economic characteristics similar to the securities in the Fund’s 80% policy described above for the Fund may be counted toward the Fund’s 80% policy.  The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

If a percentage restriction on the investment or use of assets set forth in the Fund’s Prospectus or this SAI is adhered to at the time a transaction is effected, later changes in percentage resulting from changing asset values will not be considered a violation.  It is the intention of the Fund, unless otherwise indicated, that with respect to the Fund’s policies that are a result of application of law, the Fund will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future, or changes to such laws.
Portfolio Turnover

The Fund calculates its portfolio turnover rate by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal period by the monthly average of the value of portfolio securities owned by the Fund during the fiscal period.  A 100% portfolio turnover rate would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal period.  Portfolio turnover rates will vary from year to year, depending on market conditions.

Policies and Procedures for Disclosure of Fund Holdings

The Board has adopted policies and procedures with respect to the disclosure of the Fund’s portfolio holdings (the Holdings Disclosure Policy).  Invesco and the Board may amend the Holdings Disclosure Policy at any time without prior notice.  Details of the Holdings Disclosure Policy and a description of the basis on which employees of Invesco and its affiliates may release information about portfolio securities in certain contexts are provided below.  As used in the Holdings Disclosure Policy and throughout the SAI, the term “portfolio holdings information” includes information with respect to the portfolio holdings of the Fund, including holdings that are derivatives and holdings held as short positions.  Information generally excluded from “portfolio holdings information” includes, without limitation, (i) descriptions of allocations among asset classes, regions, countries, industries or sectors; (ii) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (iii) performance attributions by asset class, country, industry or sector; (iv) aggregated risk statistics, analysis and simulations, such as stress testing; (v) the characteristics of the stock and bond components of the Fund’s portfolio holdings and other investment positions; (vi) the volatility characteristics of the Fund; (vii) information on how various weightings and factors contributed to Fund performance; (viii) various financial characteristics of the Fund or its underlying portfolio investments; and (ix) other information where, in the reasonable belief of the Fund’s Chief Compliance Officer (or a designee), the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Fund.

Public release of portfolio holdings.  The Fund discloses the following portfolio holdings information at www.invesco.com/us1.
Information	Approximate Date of Website Posting	Information Remains Available on Website
Select portfolio holdings information, such as top ten holdings as of month-end	15 days after month-end	Until replaced with the following month’s top ten holdings
Select portfolio holdings information included in the Fund’s Quarterly Performance Update	29 days after calendar quarter-end	Until replaced with the following quarter’s Quarterly Performance Update
Complete portfolio holdings information as of calendar quarter-end	30 days after calendar quarter-end	For one year
Complete portfolio holdings information as of fiscal quarter-end	60-70 days after fiscal quarter-end	For one year

1  To locate the Fund's portfolio holdings information go to www.invesco.com/us, select “Financial Professional” or “Individual Investor,” if applicable. Hover over the "Products" tab and then click on "Mutual Funds." On the “Mutual Funds” page click on “Fund Materials.” Links to the Fund's portfolio holdings are located under the “Holdings” column.

You may also obtain the publicly available portfolio holdings information described above by contacting us at 1-800-959-4246.

Selective disclosure of portfolio holdings information pursuant to non-disclosure agreement.  Employees of Invesco and its affiliates may disclose non-public full portfolio holdings information on a selective basis only if Invesco approves the parties to whom disclosure of non-public full portfolio holdings information will be made.  Invesco must determine that the proposed selective disclosure will be made for legitimate business purposes of the Fund and is in the best interest of the Fund’s shareholders.  In making such determination, Invesco will address any perceived conflicts of interest between shareholders of the Fund and Invesco or its affiliates as part of granting its approval.

The Board exercises continuing oversight of the disclosure of Fund portfolio holdings information by (1)  overseeing the implementation and enforcement of the Holdings Disclosure Policy and the Invesco Funds Code of Ethics by the Chief Compliance Officer (or his designee) of Invesco and the Invesco Funds and (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (Advisers Act)) that may arise in connection with the Holdings Disclosure Policy.  Pursuant to the Holdings Disclosure Policy, the Board receives reports on the specific types of situations in which Invesco proposes to provide such selective disclosure, and the situations where providing selective disclosure raises perceived conflicts of interest between shareholders of the Fund and Invesco or its affiliates.  In any specific situation where Invesco addresses a perceived conflict, Invesco will report to the Board on the persons to whom such disclosures are to be made and the treatment of such conflict before agreeing to provide selective disclosure.

Invesco discloses non-public full portfolio holdings information to the following persons in connection with the day-to-day operations and management of the funds advised by Invesco (the Invesco Funds):

•	Attorneys and accountants;
•	Securities lending agents;
•	Lenders to the Invesco Funds;
•	Rating and rankings agencies;
•	Persons assisting in the voting of proxies;
•	Invesco Funds’ custodians;
•	The Invesco Funds’ transfer agent(s) (in the event of a redemption in kind);
•	Pricing services, market makers, or other fund accounting software providers (to determine the price of investments held by an Invesco Fund);
•	Brokers identified by the Invesco Funds’ portfolio management team who provide execution and research services to the team; and
•	Analysts hired to perform research and analysis for the Invesco Funds’ portfolio management team.

In many cases, Invesco will disclose current portfolio holdings information on a daily basis to these persons.  In these situations, Invesco has entered into non-disclosure agreements which provide that the recipient of the portfolio holdings information will maintain the confidentiality of such portfolio holdings information and will not trade on such information (Non-disclosure Agreements).  Please refer to Appendix B for a list of examples of persons to whom Invesco provides non-public portfolio holdings information on an ongoing basis.

Invesco will also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over Invesco and its affiliates or the Invesco Funds, and where there is no other way to transact the Funds’ business without disclosure of such portfolio holdings information.

The Holdings Disclosure Policy provides that the Fund, Invesco or any other party in connection with the disclosure of such portfolio holdings information will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in any Fund or other mutual fund or account managed by Invesco or one of its affiliates) for the selective disclosure of portfolio holdings information.

Disclosure of certain portfolio holdings information without non-disclosure agreement.  Invesco and its affiliates that provide services to the Fund, the Sub-Advisers and each of their employees may receive or have access to portfolio holdings information as part of the day-to-day operations of the Fund.

From time to time, employees of Invesco and its affiliates may express their views orally or in writing on one or more of the Fund’s portfolio investments or may state that the Fund has recently purchased or sold one or more investments.  The investments subject to these views and statements may be ones that were purchased or sold since the date on which portfolio holdings information was made available on the Fund’s website and therefore may not be reflected on the portfolio holdings disclosed on the website.  Such views and statements may be made to various persons, including members of the press, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan and their advisers.  The nature and content of the views and statements provided to each of these persons may differ.

Disclosure of portfolio holdings information to traders.  Additionally, employees of Invesco and its affiliates may disclose one or more of the investments held by the Fund when purchasing and selling investments through broker-dealers, futures commissions merchants, clearing agencies and other counterparties, requesting bids on investments, obtaining price quotations on investments, or in connection with litigation involving the Fund’s portfolio investments.  Invesco does not enter into formal Non-disclosure Agreements in connection with these situations; however, the Fund would not continue to conduct business with a person who Invesco believed was misusing the disclosed information.

Disclosure of portfolio holdings of other Invesco-managed products.  Invesco and its affiliates manage products sponsored by companies other than Invesco, including investment companies, offshore funds, and separate accounts.  In many cases, these other products are managed in a similar fashion to certain Invesco Funds (as defined herein) and thus have similar portfolio holdings.  The sponsors of these other products managed by Invesco and its affiliates may disclose the portfolio holdings of their products at different times than Invesco discloses portfolio holdings for the Invesco Funds.

MANAGEMENT OF THE TRUST
Board of Trustees

The Trustees and officers of the Trust, their principal occupations during at least the last five years and certain other information concerning them are set forth in Appendix C.

Qualifications and Experience. In addition to the information set forth in Appendix C, the following sets forth additional information about the qualifications and experiences of each of the Trustees.

Interested Person

Martin L. Flanagan, Trustee and Vice Chair

Martin L. Flanagan has been a member of the Board of Trustees and Vice Chair of the Invesco Funds since 2007. Mr. Flanagan is president and chief executive officer of Invesco Ltd., a position he has held since August 2005. He is also a member of the Board of Directors of Invesco Ltd.

Mr. Flanagan joined Invesco, Ltd. from Franklin Resources, Inc., where he was president and co-chief executive officer from January 2004 to July 2005. Previously he had been Franklin’s co-president from May 2003 to January 2004, chief operating officer and chief financial officer from November 1999 to May 2003, and senior vice president and chief financial officer from 1993 until November 1999.

Mr. Flanagan served as director, executive vice president and chief operating officer of Templeton, Galbraith & Hansberger, Ltd. before its acquisition by Franklin in 1992. Before joining Templeton in 1983, he worked with Arthur Andersen & Co.

Mr. Flanagan is a chartered financial analyst and a certified public accountant. He serves as vice chairman of the Investment Company Institute and a member of the executive board at the SMU Cox School of Business.

The Board believes that Mr. Flanagan’s long experience as an executive in the investment management area benefits the Fund.

Independent Trustees

Bruce L. Crockett, Trustee and Chair

Bruce L. Crockett has been a member of the Board of Trustees of the Invesco Funds since 1978, and has served as Independent Chair of the Board of Trustees and their predecessor funds since 2004.

Mr. Crockett has more than 30 years of experience in finance and general management in the banking, aerospace and telecommunications industries. From 1992 to 1996, he served as president, chief executive officer and a director of COMSAT Corporation, an international satellite and wireless telecommunications company.

Mr. Crockett has also served, since 1996, as chairman of Crockett Technologies Associates, a strategic consulting firm that provides services to the information technology and communications industries. Mr. Crockett also serves on the Board of ALPS (Attorneys Liability Protection Society) and Ferroglobe PLC (metallurgical company) and he is a life trustee of the University of Rochester Board of Trustees. He is a member of the Audit Committee of Ferroglobe PLC.

The Board of Trustees elected Mr. Crockett to serve as its Independent Chair because of his extensive experience in managing public companies and familiarity with investment companies.

David C. Arch, Trustee

David C. Arch has been a member of the Board of Trustees of the Invesco Funds and their predecessor funds since 2010. From 1984 to 2010, Mr. Arch served as Director or Trustee of investment companies in the Van Kampen Funds complex.

Mr. Arch is the Chairman of Blistex Inc., a consumer health care products manufacturer. Mr. Arch is a member of the Board of the Illinois Manufacturers’ Association and a member of the World Presidents’ Organization.

The Board believes that Mr. Arch’s experience as the CEO of a public company and his experience with investment companies benefits the Fund.

Beth Ann Brown, Trustee

Beth Ann Brown has been a member of the Board of Trustees of the Invesco Funds since 2019. From 2016 to 2019, Ms. Brown served on the boards of certain investment companies in the Oppenheimer Funds complex.

Ms. Brown has served as Director of Caron Engineering, Inc. since 2018 and as an Independent Consultant since September 2012.  Since 2013, she has also served as Director, Vice President (through 2019) and President (since 2019) of Grahamtastic Connection, a non-profit organization.

Previously, Ms. Brown served in various capacities at Columbia Management Investment Advisers LLC, including Head of Intermediary Distribution, Managing Director, Strategic Relations and Managing Director, Head of National Accounts. She also served as Senior Vice President, National Account Manager from 2002-2004 and Senior Vice President, Key Account Manager from 1999 to 2002 of Liberty Funds Distributor, Inc.

From 2014 and 2017, Ms. Brown served on the Board of Advisors of Caron Engineering Inc. and also served as President and Director of Acton Shapleigh Youth Conservation Corps, a non–profit organization, from 2012 to 2015.

The Board believes that Ms. Brown’s experience in financial services and investment management and as a director of other investment companies benefits the Fund.

Jack M. Fields, Trustee

Jack M. Fields has been a member of the Board of Trustees of the Invesco Funds since 1997.

Mr. Fields served as a member of Congress, representing the 8th Congressional District of Texas from 1980 to 1997. As a member of Congress, Mr. Fields served as Chairman of the House Telecommunications and Finance Subcommittee, which has jurisdiction and oversight of the Federal Communications Commission and the SEC. Mr. Fields co-sponsored the National Securities Markets Improvements Act of 1996, and played a leadership role in enactment of the Securities Litigation Reform Act.

Mr. Fields currently serves as Chief Executive Officer of the Twenty-First Century Group, Inc. in Washington, D.C., a bipartisan Washington consulting firm specializing in Federal government affairs. He is also a member of the Board of Directors of Baylor College of Medicine.

Mr. Fields also served as a Director of Insperity, Inc. (formerly known as Administaff), a premier professional employer organization with clients nationwide until 2015. In addition, Mr. Fields serves as Chairman and sits on the Board of Discovery Learning Alliance, a nonprofit organization dedicated to providing educational resources to people in need around the world through the use of technology.

The Board believes that Mr. Fields’ experience in the House of Representatives, especially concerning regulation of the securities markets, benefits the Fund.

Cynthia Hostetler, Trustee

Cynthia Hostetler has been a member of the Board of Trustees of the Invesco Funds since 2017.

Ms. Hostetler is currently a member of the board of directors of the Vulcan Materials Company, a public company engaged in the production and distribution of construction materials, Trilinc Global Impact Fund LLC, a publicly registered non-traded limited liability company that invests in a diversified portfolio of private debt instruments, and Genesee & Wyoming, Inc., a public company that owns and operates railroads worldwide.  Ms. Hostetler also serves on the board of governors of the Investment Company Institute and is a member of the governing council of the Independent Directors Council, both of which are professional organizations in the investment management industry.

Previously, Ms. Hostetler served as a member of the board of directors/trustees of Aberdeen Investment Funds, a mutual fund complex, and Edgen Group Inc., a public company that provides products and services to energy and construction companies, from 2012 to 2013, prior to its sale to Sumitomo.

From 2001 to 2009 Ms. Hostetler served as Head of Investment Funds and Private Equity at Overseas Private Investment Corporation (“OPIC”), a government agency that supports US investment in the emerging markets. Ms. Hostetler oversaw a multi-billion dollar investment portfolio in private equity funds. Prior to joining OPIC, Ms. Hostetler served as President and member of the board of directors of First Manhattan Bancorporation, a bank holding company, and its largest subsidiary, First Savings Bank, from 1991 to 2001.

The Board believes that Ms. Hostetler’s knowledge of financial services and investment management, her experience as a director of other companies, including a mutual fund complex, her legal background, and other professional experience gained through her prior employment benefit the Fund.

Dr. Eli Jones, Trustee

Dr. Eli Jones has been a member of the Board of Trustees of the Invesco Funds since 2016.

Dr. Jones is the dean of the Mays Business School at Texas A&M University and holder of the Peggy Pitman Mays Eminent Scholar Chair in Business. Dr. Jones has served as a director of Insperity, Inc. since April 2004 and is chair of the Compensation Committee and a member of the Nominating and Corporate Governance Committee. Prior to his current position, from 2012-2015, Dr. Jones was the dean of the Sam M. Walton College of Business at the University of Arkansas and holder of the Sam M. Walton Leadership Chair in Business. Prior to joining the faculty at the University of Arkansas, he was dean of the E. J. Ourso College of Business and Ourso Distinguished Professor of Business at Louisiana State University from 2008 to 2012; professor of marketing and associate dean at the C.T. Bauer College of Business at the University of Houston from 2007 to 2008; an associate professor of marketing from 2002 to 2007; and an assistant professor from 1997 until 2002. He taught at Texas A&M University for several years before joining the faculty of the University of Houston. Dr. Jones served as the executive director of the Program for Excellence in Selling and the Sales Excellence Institute at the University of Houston from 1997 to 2007. Before becoming a professor, he worked in sales and sales management for three Fortune 100 companies: Quaker Oats, Nabisco, and Frito-Lay. Dr. Jones is a past director of Arvest Bank. He received his Bachelor of Science degree in journalism in 1982, his MBA in 1986 and his Ph.D. in 1997, all from Texas A&M University.

The Board believes that Dr. Jones’ experience in academia and his experience in marketing benefits the Fund.

Elizabeth Krentzman, Trustee

Elizabeth Krentzman has been a member of the Board of Trustees of the Invesco Funds since 2019. From 2014 to 2019, Ms. Krentzman served on the boards of certain investment companies in the Oppenheimer Funds complex.

Ms. Krentzman currently serves as a member of the Board of Trustees of the University of Florida National Board Foundation. She is a member of the Cartica Funds Board of Directors (private investment funds). Ms. Krentzman is also a member of the Board of Trustees and Audit Committee of the University of Florida Law Center Association, Inc.

Previously, Ms. Krentzman served as a member of the Audit Committee of the University of Florida National Board Foundation. Ms. Krentzman served from 1997 to 2004 and from 2007 and 2014 in various capacities at Deloitte & Touche LLP, including Principal and Chief Regulatory Advisor for Asset Management Services, U.S. Mutual Fund Leader and National Director of the Investment Management

Regulatory Consulting Practice. She served as General Counsel of the Investment Company Institute from 2004 to 2007.

From 1996 to 1997, Ms. Krentzman served as an Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission. She also served from 1987 to 1996 in various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission and as an Associate at Ropes & Gray LLP.

 The Board believes that Ms. Krentzman’s legal background, experience in financial services and accounting and as a director of other investment companies benefits the Fund.

Anthony J. LaCava, Jr., Trustee

Anthony J. LaCava, Jr. has been a member of the Board of Trustees of the Invesco Funds since 2019.

Previously, Mr. LaCava served as a member of the board of directors and as a member of the audit committee of Blue Hills Bank, a publicly traded financial institution.

Mr. LaCava retired after a 37-year career with KPMG LLP (“KPMG”) where he served as senior partner for a wide range of firm clients across the retail, financial services, consumer markets, real estate, manufacturing, health care and technology industries. From 2005 to 2013, Mr. LaCava served as a member of the board of directors of KPMG and chair of the board’s audit and finance committee and nominating committee. He also previously served as Regional Managing Partner from 2009 through 2012 and Managing Partner of KPMG’s New England practice.

Mr. LaCava currently serves as Chairman of the Business Advisory Council of Bentley University and as a member of American College of Corporate Directors and Board Leaders, Inc.

The Board believes that Mr. LaCava’s experience in audit and financial services benefits the Fund.

Dr. Prema Mathai-Davis, Trustee

Dr. Prema Mathai-Davis has been a member of the Board of Trustees of the Invesco Funds since 1998.

Previously, Dr. Mathai-Davis served as co-founder and partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform).

Prior to her retirement in 2000, Dr. Mathai-Davis served as Chief Executive Officer of the YWCA of the USA. Prior to joining the YWCA, Dr. Mathai-Davis served as the Commissioner of the New York City Department for the Aging. She was a Commissioner of the Metropolitan Transportation Authority of New York, the largest regional transportation network in the U.S. Dr. Mathai-Davis also serves as a Trustee of the YWCA Retirement Fund, the first and oldest pension fund for women, and on the advisory board of the Johns Hopkins Bioethics Institute. Dr. Mathai-Davis was the president and chief executive officer of the Community Agency for Senior Citizens, a non-profit social service agency that she established in 1981. She also directed the Mt. Sinai School of Medicine-Hunter College Long-Term Care Gerontology Center, one of the first of its kind.

The Board believes that Dr. Mathai-Davis’ extensive experience in running public and charitable institutions benefits the Fund.

Joel W. Motley, Trustee

Joel W. Motley has been a member of the Board of Trustees of the Invesco Funds since 2019.  From 2002 to 2019, Mr. Motley served on the boards of certain investment companies in the Oppenheimer Funds complex.

Since 2016, Mr. Motley has served as an independent director of the Office of Finance of the Federal Home Loan Bank System. He has been a member of the Vestry of Trinity Wall Street since 2011 and has served as Managing Director of Carmona Motley, Inc., a privately-held financial advisory firm, since January 2002.

Mr. Motley also serves as a member of the Council on Foreign Relations and its Finance and Budget Committee.  He is a member of the Investment Committee and is Chairman Emeritus of the Board of Human Rights Watch and a member of the Investment Committee and the Board of Historic Hudson Valley, a non-profit cultural organization.

Since 2011, he has served as a Board Member and Investment Committee Member of the Pulitzer Center for Crisis Reporting, a non-profit journalism organization. Mr. Motley also serves as Director and member of the Board and Investment Committee of The Greenwall Foundation, a bioethics research foundation, and as a Director of Friends of the LRC, a South Africa legal services foundation.

Previously, Mr. Motley served as Managing Director of Public Capital Advisors, LLC, a privately held financial advisory firm, from 2006 to 2017. He also served as Managing Director of Carmona Motley Hoffman Inc. a privately-held financial advisor, and served as a Director of Columbia Equity Financial Corp., a privately-held financial advisor, from 2002 to 2007.

The Board believes that Mr. Motley’s experience in financial services and as a director of other investment companies benefits the Fund.

Teresa M. Ressel, Trustee

Teresa M. Ressel has been a member of the Board of Trustees of the Invesco Funds since 2017.

Ms. Ressel has previously served across both the private sector and the U.S. government. Formerly, Ms. Ressel served from 2004 to 2012 in various capacities at UBS AG, including most recently as Chief Executive Officer of UBS Securities LLC, a broker-dealer division of UBS Investment Bank, and Group Chief Operating Officer of the Americas group at UBS AG. In these roles, Ms. Ressel managed a broad array of operational risk controls, supervisory control, regulatory, compliance, and logistics functions covering the United States and Canada, as well as banking activities covering the Americas.

Between 2001 and 2004, Ms. Ressel served at the U.S. Treasury first as Deputy Assistant Secretary for Management and Budget and then as Assistant Secretary for Management and Chief Financial Officer. Ms. Ressel was confirmed by the U.S. Senate and handles a broad array of management duties including finance & accounting, operational risk, audit and performance measurement along with information technology and infrastructure security.

Ms. Ressel currently serves as a member of the board of directors and as a member of the audit committee of ON Semiconductor Corporation, a publicly traded technology company and a leading supplier of semiconductor-based solutions, many of which reduce global energy use. She has served on the ON Semiconductor board since 2012.

From 2014 to 2017, Ms. Ressel also served on the board of directors at Atlantic Power Corporation, a publicly traded company which owns and operates a diverse fleet of power generation across the United States and Canada.

The Board believes that Ms. Ressel’s risk management and financial experience in both the private and public sectors benefits the Fund.

Ann Barnett Stern, Trustee

Ann Barnett Stern has been a member of the Board of Trustees of the Invesco Funds since 2017.

Ms. Stern is currently the President and Chief Executive Officer of Houston Endowment Inc., a private philanthropic institution. She has served in this capacity since 2012. Formerly, Ms. Stern served in various capacities at Texas Children’s Hospital from 2003 to 2012, including General Counsel and Executive Vice President.

Ms. Stern is also currently a member of the Dallas Board of the Federal Reserve Bank of Dallas, a role she has held since 2013.

The Board believes that Ms. Stern’s knowledge of financial services and investment management and her experience as a director, and other professional experience gained through her prior employment benefit the Fund.

Robert C. Troccoli, Trustee

Robert C. Troccoli has been a member of the Board of Trustees of the Invesco Funds since 2016.

Mr. Troccoli retired in 2010 after a 39-year career with KPMG LLP. From 2013 to 2017, he was an adjunct professor at the University of Denver’s Daniels College of Business.

Mr. Troccoli’s leadership roles during his career with KPMG included managing partner and partner in charge of the Denver office’s Financial Services Practice.  He served regulated investment companies, investment advisors, private partnerships, private equity funds, sovereign wealth funds, and financial services companies.  Toward the end of his career, Mr. Troccoli was a founding member of KPMG’s Private Equity Group in New York City, where he served private equity firms and sovereign wealth funds. Mr. Troccoli also served mutual fund clients along with several large private equity firms as Global Lead Partner of KPMG’s Private Equity Group.

The Board believes that Mr. Troccoli’s experience as a partner in a large accounting firm and his knowledge of investment companies, investment advisors, and private equity firms benefits the Fund.

Daniel S. Vandivort, Trustee

Daniel S. Vandivort has been a member of the Board of Trustees of the Invesco Funds since 2019. From 2014 to 2019, Mr. Vandivort served on the boards of certain investment companies in the Oppenheimer Funds complex.

Mr. Vandivort is currently Treasurer, Chairman of the Audit and Finance Committee and Trustee of the Board of Trustees at Huntington Disease Foundation of America. He also serves as President of Flyway Advisory Services LLC, a consulting and property management company.

Previously, Mr. Vandivort served as Chairman and Lead Independent Director, Chairman of the Audit Committee and Director of Value Line Funds from 2008 through 2014.

The Board believes that Mr. Vandivort’s experience in financial services and investment management and as a director of other investment companies benefits the Fund.

James D. Vaughn, Trustee

James D. Vaughn has been a member of the Board of Trustees of the Invesco Funds since 2019. From 2012 to 2019, Mr. Vaughn served on the boards of certain investment companies in the Oppenheimer Funds complex.

Prior to his retirement, Mr. Vaughn served as managing partner of the Denver office of Deloitte & Touche LLP, and held various positions in the Denver and New York offices of Deloitte & Touche LLP during his 32 year career.

Mr. Vaughn has served as a Board member and Chairman of the Audit Committee of AMG National Trust Bank since 2005. He also serves as a Trustee and member of the Investment Committee of the University of South Dakota Foundation.  In addition, Mr. Vaughn has served as a Board member, Audit Committee member and past Board Chair of Junior Achievement since 1993.

Previously, Mr. Vaughn served as Trustee and Chairman of the Audit Committee of Schroder Funds from 2003 to 2012.  He also previously served as a Board Member of Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network.

The Board believes that Mr. Vaughn’s experience in financial services and accounting and as a director of other investment companies benefits the Fund.

Christopher L. Wilson, Trustee, Vice Chair and Chair Designate

Christopher L. Wilson has been a member of the Board of Trustees of the Invesco Funds since 2017.  He has served as Chair Designate since March 27, 2019 and Vice Chair since June 10, 2019.

Mr. Wilson started a career in the investment management business in 1980. From 2004 to 2009, Mr. Wilson served as President and Chief Executive Officer of Columbia Funds, a mutual fund complex with over $350 billion in assets. From 2009 to 2017, Mr. Wilson served as a Managing Partner of CT2, LLC, an early stage investing and consulting firm for start-up companies.

From 2014 to 2016, Mr. Wilson served as a member of the Board of Directors of the mutual fund company managed by TDAM USA Inc., an affiliate of TD Bank, N.A.

Mr. Wilson also currently serves as a member of the Board of Directors of ISO New England, Inc., the company that establishes the wholesale electricity market and manages the electrical power grid in New England. Mr. Wilson is currently the chair of the Audit and Finance Committee, which also oversees cybersecurity, and a member of the systems planning committee of ISO-NE, Inc. He previously served as chair of the Human Resources and Compensation Committee and was a member of the Markets Committee. He has served on the ISO New England, Inc. board since 2011.

The Board believes that Mr. Wilson’s knowledge of financial services and investment management, his experience as a director and audit committee member of other companies, including a mutual fund company, and other professional experience gained through his prior employment benefit the Fund.

Management Information

The Trustees have the authority to take all actions that they consider necessary or appropriate in connection with oversight of the Trust, including, among other things, approving the investment objectives, investment policies and fundamental investment restrictions for the Fund. The Trust has entered into agreements with various service providers, including the Fund’s investment advisers, administrator, transfer agent, distributor and custodians, to conduct the day-to-day operations of the Fund. The Trustees are responsible for selecting these service providers, approving the terms of their contracts with the Fund and exercising general oversight of these arrangements on an ongoing basis.

Certain Trustees and officers of the Trust are affiliated with Invesco and Invesco Ltd., the parent corporation of Invesco. All of the Trust’s executive officers hold similar offices with some or all of the other Trusts.

Leadership Structure and the Board of Trustees. The Board is currently composed of seventeen Trustees, including sixteen Trustees who are not “interested persons” of the Funds, as that term is defined in the 1940 Act (collectively, the Independent Trustees and each, an Independent Trustee). In addition to eight regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established five standing committees – the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee and the Valuation, Distribution and Proxy Oversight Committee (the Committees), to assist the Board in performing its oversight responsibilities.

The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s primary role is to preside at meetings of the Board and act as a liaison with the Adviser and other service providers, officers, including the Senior Officer of the Trust, attorneys, and other Trustees between meetings. The Chairman also participates in the preparation of the agenda for the meetings of the Board, is active with mutual fund industry organizations, and may perform such other functions as may be requested by the Board from time to time. Except for any duties specified pursuant to the Trust’s Declaration of Trust or By-laws, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

The Board believes that its leadership structure, including having an Independent Trustee as Chairman, allows for effective communication between the Trustees and management, among the Trustees and among the Independent Trustees. The existing Board structure, including its Committee structure, provides the Independent Trustees with effective control over Board governance while also allowing them to receive and benefit from insight from the interested Trustee who is an active officer of the Fund’s investment adviser. The Board’s leadership structure promotes dialogue and debate, which the Board believes allows for the proper consideration of matters deemed important to the Fund and its shareholders and results in effective decision-making.

Risk Oversight. The Board considers risk management issues as part of its general oversight responsibilities throughout the year at its regular meetings and at regular meetings of its Committees. Invesco prepares regular reports that address certain investment, valuation and compliance matters, and the Board as a whole or the Committees also receive special written reports or presentations on a variety of risk issues at the request of the Board, a Committee or the Senior Officer.

The Board also considers liquidity risk management issues as part of its general oversight responsibilities and oversees the Trust’s liquidity risk through, among other things, receiving periodic reporting and presentations by Invesco personnel that address liquidity matters. As required by Rule 22e-4 under the 1940 Act, the Board, including a majority of the Independent Trustees, has approved the Trust’s Liquidity Risk Management (“LRM”) Program, which is reasonably designed to assess and manage the Trust’s liquidity risk, and has appointed the LRM Program Administrator that is responsible for administering the LRM Program. The Board also reviews, no less frequently than annually, a written report prepared by the LRM Program Administrator that addresses, among other items, the operation of the program and assesses its adequacy and effectiveness of implementation.

The Audit Committee is apprised by, and discusses with, management its policies on risk assessment and risk management. Such discussion includes a discussion of the guidelines governing the process by which risks are assessed and managed and an identification of the Fund’s major financial risk exposures. In addition, the Audit Committee meets regularly with representatives of Invesco Ltd.’s internal audit group to review reports on their examinations of functions and processes within Invesco that affect the Fund.

The Compliance Committee receives regular compliance reports prepared by Invesco’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks. The Compliance Committee has recommended and the Board has adopted compliance policies and procedures for the Fund and for the Fund’s service providers. The compliance policies and procedures are designed to detect, prevent and correct violations of the federal securities laws.

The Governance Committee monitors the composition of the Board and each of its Committees and monitors the qualifications of the Trustees to ensure adherence to certain governance undertakings applicable to the Fund.  In addition, the Governance Committee oversees an annual self-assessment of the Board and addresses governance risks, including insurance and fidelity bond matters, for the Trust.

The Investments Committee and its sub-committees receive regular written reports describing and analyzing the investment performance of the Invesco Funds. In addition, Invesco’s Chief Investment Officers and the portfolio managers of the Fund meet regularly with the Investments Committee or its sub-committees to discuss portfolio performance, including investment risk, such as the impact on the Fund of investments in particular types of securities or instruments, such as derivatives. To the extent that the Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted in advance with respect to such change.

The Valuation, Distribution and Proxy Oversight Committee monitors fair valuation of portfolio securities based on management reports that include explanations of the reasons for the fair valuation and the methodology used to arrive at the fair value.

Committee Structure

The members of the Audit Committee are Messrs. Arch, Crockett, LaCava (Chair), Troccoli and Vaughn (Vice Chair), and Mss. Hostetler, Krentzman and Ressel. The Audit Committee performs a number of functions with respect to the oversight of the Fund’s accounting and financial reporting, including: (i) assisting the Board with its oversight of the qualifications, independence and performance of the independent registered public accountants; (ii) selecting independent registered public accountants for the Fund; (iii) to the extent required, pre-approving certain audit and permissible non-audit services; (iv) overseeing the financial reporting process for the Fund; (v) assisting the Board with its oversight of the integrity of the Fund’s financial statements and compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; and (vi) pre-approving engagements for non-audit services to be provided by the Fund’s independent auditors to the Fund’s investment adviser or to any of its affiliates. During the fiscal year ended August 31, 2019, the Audit Committee held seven meetings.

The members of the Compliance Committee are Messrs. Arch (Chair), Motley, Troccoli and Vaughn, and Mss. Brown, Hostetler, Krentzman and Ressel (Vice Chair). The Compliance Committee performs a number of functions with respect to compliance matters, including: (i)  reviewing and making recommendations concerning the qualifications, performance and compensation of the Fund’s Chief Compliance Officer; (ii)  reviewing recommendations and reports made by the Chief Compliance Officer or Senior Officer of the Fund regarding compliance matters; (iii) overseeing compliance policies and procedures of the Fund and its service providers; (iv) overseeing potential conflicts of interest that are reported to the Compliance Committee by Invesco, the Chief Compliance Officer, or the Senior Officer; (v) reviewing reports prepared by a third party’s compliance review of Invesco; (vi) if requested by the Board, overseeing risk management with respect to the Fund, including receiving and overseeing risk management reports from Invesco that are applicable to the Fund and its service providers; and (vii) reviewing reports by Invesco on correspondence with regulators or governmental agencies with respect to the Fund and recommending to the Board what action, if any, should be taken by the Fund in light of such reports.  During the fiscal year ended August 31, 2019, the Compliance Committee held six meetings.

The members of the Governance Committee are Messrs. Crockett, Fields (Chair), LaCava, Vandivort and Wilson, Ms. Stern (Vice Chair) and Drs. Jones and Mathai-Davis. The Governance Committee performs a number of functions with respect to governance, including: (i) nominating persons to serve as Independent Trustees and as members of each Committee,  and nominating the Chair of the Board and the Chair and Vice Chair of each Committee; (ii) reviewing and making recommendations to the full Board regarding the size and composition of the Board and the compensation payable to the Independent Trustees;(iii) overseeing the annual evaluation of the performance of the Board and its Committees; (iv) considering and overseeing the selection of independent legal counsel to the Independent Trustees; (v) reviewing and approving the compensation paid to the Senior Officer; (vi) reviewing administrative and/or logistical matters pertaining to the operations of the Board; and (vii) reviewing annually recommendations from Invesco regarding amounts and coverage of primary and excess directors and officers/errors and omissions liability insurance and allocation of premiums. During the fiscal year ended August 31, 2019, the Governance Committee held ten meetings.

The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such submitting shareholder is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. Notice procedures set forth in the Trust’s bylaws require that any shareholder of a Fund desiring to nominate a candidate for election at a shareholder meeting must provide certain information about itself and the candidate, and must submit to the Trust’s Secretary the nomination in writing not later than the close of business on the later of the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date or if the Trust has not previously held an annual meeting, notice by the Shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Trust.

The members of the Investments Committee are Messrs. Arch, Crockett, Fields, Flanagan, LaCava, Motley, Troccoli, Vandivort (Vice Chair), Vaughn and Wilson, Mss. Brown, Hostetler (Chair), Krentzman, Ressel (Vice Chair) and Stern (Vice Chair) and Drs. Jones and Mathai-Davis. The Investments Committee’s primary purposes are to assist the Board in its oversight of the investment management services provided by Invesco and the Sub-Advisers and to periodically review Fund performance information, information regarding the Funds’ trading practices and such other reports pertaining to portfolio securities transactions and information regarding the investment personnel and other resources devoted to the management of the Funds and make recommendations to the Board, when applicable. During the fiscal year ended August 31, 2019, the Investments Committee held five meetings.

The Investments Committee has established three Sub-Committees and delegated to the Sub-Committees responsibility for, among other matters: (i) reviewing the performance of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the Designated Funds), except to the extent the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies, performance and risks and other investment-related matters  of the Designated Funds; and (iii) being generally familiar with the investment objectives and principal investment strategies of the Designated Funds.

The members of the Valuation, Distribution and Proxy Oversight Committee are Messrs. Fields, Motley, Vandivort and Wilson, Mss. Brown and Stern and Drs. Jones (Vice Chair) and Mathai-Davis (Chair). The Valuation, Distribution and Proxy Oversight Committee performs a number of functions with respect to valuation, distribution and proxy voting, including: (i)  reviewing reports and making recommendations to the full Board regarding the Funds’ valuation methods and determinations, and annually approving and making recommendations to the full Board regarding pricing procedures; (ii) reviewing Invesco’s annual report evaluating the pricing vendors, and approving and recommending that the full Board approve changes to pricing vendors and pricing methodologies; (iii)  reviewing reports and making recommendations to the full Board regarding mutual fund distribution and marketing channels and expenditures; (iv) reviewing reports and making recommendations to the full Board regarding proxy voting guidelines, policies and procedures; and (v) receiving reports regarding actual or potential conflicts of interest by investment personnel or others that could affect their input or recommendations regarding pricing issues and, if appropriate, consulting with the Compliance Committee about such conflicts. During the fiscal year ended August 31, 2019, the Valuation, Distribution and Proxy Oversight Committee held five meetings.

Trustee Ownership of Fund Shares

The dollar range of equity securities beneficially owned by each trustee (i) in the Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the Invesco Funds complex, is set forth in Appendix C.

Compensation

Each Trustee who is not affiliated with Invesco is compensated for his or her services according to a fee schedule that recognizes the fact that such Trustee also serves as a Trustee of other Invesco Funds. Each such Trustee receives a fee, allocated among the Invesco Funds for which he or she serves as a Trustee that consists of an annual retainer component and a meeting fee component. The Chair of the Board and of each Committee and Sub-Committee receive additional compensation for their services.

Information regarding compensation paid or accrued for each Trustee of the Trust who was not affiliated with Invesco during the year ended December 31, 2019 is found in Appendix D.

Retirement Policy

The Trustees have adopted a retirement policy that permits each Trustee to serve until December 31 of the year in which the Trustee turns 75.

Pre-Amendment Retirement Plan For Trustees

The Trustees have adopted a Retirement Plan for the Trustees who are not affiliated with the Adviser. A description of the pre-amendment Retirement Plan follows. Annual retirement benefits are available from the Fund and/or the other Invesco Funds for which a Trustee serves (each, a Covered Fund), for each Trustee who is not an employee or officer of the Adviser, who either (a) became a Trustee prior to December 1, 2008, and who has at least five years of credited service as a Trustee (including service to a predecessor fund) of a Covered Fund, or (b) was a member of the Board of Trustees of a Van Kampen Fund immediately prior to June 1, 2010 (Former Van Kampen Trustee), and has at least one year of credited service as a Trustee of a Covered Fund after June 1, 2010.

For Trustees other than Former Van Kampen Trustees, effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the Trustee’s annual retainer paid to or accrued by any Covered Fund with respect to such Trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the Trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such Trustee’s credited years of service. If a Trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased Trustee’s designated beneficiary for the same length of time that the Trustee would have received the payments based on his or her service or, if the Trustee has elected, in a discounted lump sum payment. A Trustee must have attained the age of 65 (60 in the event of disability) to receive any retirement benefit. A Trustee may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72; in such a case, the annual retirement benefit is subject to a reduction for early payment.

If the Former Van Kampen Trustee completes at least 10 years of credited service after June 1, 2010, the retirement benefit will equal 75% of the Former Van Kampen Trustee’s annual retainer paid to or accrued by any Covered Fund with respect to such Trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and such Trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefit is payable in quarterly installments for 10 years beginning after the later of the Former Van Kampen Trustee’s termination of service or attainment of age 72 (or age 60 in the event of disability or immediately in the event of death). If a Former Van Kampen Trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased Trustee’s designated beneficiary or, if the Trustee has elected, in a discounted lump sum payment.

If the Former Van Kampen Trustee completes less than 10 years of credited service after June 1, 2010, the retirement benefit will be payable at the applicable time described in the preceding paragraph, but will be paid in two components successively. For the period of time equal to the Former Van Kampen Trustee’s years of credited service after June 1, 2010, the first component of the annual retirement benefit will equal 75% of the compensation amount described in the preceding paragraph. Thereafter, for the period of time equal to the Former Van Kampen Trustee’s years of credited service after June 1, 2010, the second component of the annual retirement benefit will equal the excess of (x) 75% of the compensation amount described in the preceding paragraph, over (y) $68,041 plus an interest factor of 4% per year compounded annually measured from June 1, 2010 through the first day of each year for which payments under this second component are to be made. In no event, however, will the retirement benefits under the two components be made for a period of time greater than 10 years. For example, if the Former Van Kampen Trustee completes 7 years of credited service after June 1, 2010, he or she will receive 7 years of payments under the first component and thereafter 3 years of payments under the second component, and if the Former Van Kampen Trustee completes 4 years of credited service after June 1, 2010, he or she will receive 4 years of payments under the first component and thereafter 4 years of payments under the second component.

Amendment of Retirement Plan and Conversion to Defined Contribution Plan

The Trustees approved an amendment to the Retirement Plan to convert it to a defined contribution plan for active Trustees (the Amended Plan). Under the Amended Plan, the benefit amount was amended for each active Trustee to the present value of the Trustee’s existing retirement plan benefit as of December 31, 2013 (the Existing Plan Benefit) plus the present value of retirement benefits expected to be earned under the Retirement Plan through the end of the calendar year in which the Trustee attained age 75 (the Expected Future Benefit and, together with the Existing Plan Benefit, the Accrued Benefit). On the conversion date, the Covered Funds established bookkeeping accounts in the amount of their pro rata share of the Accrued Benefit, which is deemed to be invested in one or more Invesco Funds selected by the participating Trustees. Such accounts will be adjusted from time to time to reflect deemed investment earnings and losses. Each Trustee’s Accrued Benefit is not funded and, with respect to the payments of amounts held in the accounts, the participating Trustees have the status of unsecured creditors of the Covered Funds. Trustees will be paid the adjusted account balance under the Amended Plan in quarterly installments for the same period as described above.

Deferred Compensation Agreements

Three retired Trustees, as well as Messrs. Crockett, LaCava, Motley, Troccoli, Vandivort, Vaughn and Wilson, Mss. Hostetler and Stern and Drs. Jones and Mathai-Davis (for purposes of this paragraph only, the Deferring Trustees) have each executed a Deferred Compensation Agreement (collectively, the

Compensation Agreements). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Fund, and such amounts are placed into a deferral account and deemed to be invested in one or more Invesco Funds selected by the Deferring Trustees.

Distributions from these deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Fund and of each other Invesco Fund from which they are deferring compensation.

Purchase of Class A Shares of the Funds at Net Asset Value

The Trustees and certain other affiliated persons of the Trust may purchase Class A shares of the Invesco Funds without paying an initial sales charge. Invesco Distributors permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the Invesco Funds, see Appendix L — “Purchase, Redemption and Pricing of Shares — Purchase and Redemption of Shares — Class A Shares Sold Without an Initial Sales Charge.”

Purchases of Class Y Shares of the Funds

The Trustees and certain other affiliated persons of the Trust may purchase Class Y shares of the Invesco Funds. For a description please see “Appendix L — Purchase, Redemption and Pricing of Shares — Purchase and Redemption of Shares — Purchases of Class Y Shares.”

Code of Ethics

Invesco, the Trust, Invesco Distributors and certain of the Sub-Advisers each have adopted a Code of Ethics that applies to all Invesco Fund trustees and officers, and employees of Invesco, the Sub-Advisers and their affiliates, and governs, among other things, the personal trading activities of all such persons.  Certain Sub-Advisers have adopted their own Code of Ethics.  Each Code of Ethics is designed to detect and prevent improper personal trading by portfolio managers and certain other employees that could compete with or take advantage of the Fund’s portfolio transactions.  Unless specifically noted, to the extent a Sub-Adviser has adopted its own Code of Ethics, each Sub-Adviser’s Code of Ethics does not materially differ from Invesco’s Code of Ethics discussed below.  The Code of Ethics is intended to address conflicts of interest with the Trust that may arise from personal trading in the Invesco Funds.  Personal trading, including personal trading involving securities that may be purchased or held by an Invesco Fund, is permitted under the Code of Ethics subject to certain restrictions; however, employees are required to pre-clear security transactions with the Compliance Officer or a designee and to report transactions on a regular basis.

Proxy Voting Policies

Invesco has adopted its own specific Proxy Voting Policies.

[The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to Invesco Capital Management LLC.]

Invesco (the Proxy Voting Entity) will vote such proxies in accordance with the proxy voting policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix E.  Any material changes to the proxy voting policies and procedures will be submitted to the Board for approval.  The Board will be supplied with a summary quarterly report of the Fund’s proxy voting record.  Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30 will be available without charge at our web site, www.invesco.com/us.  This information is also available at the SEC web site, http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Information about the ownership of each class of the Fund’s shares by beneficial or record owners of the Fund and ownership of Fund shares by trustees and officers as a group is found in Appendix F.  A shareholder who owns beneficially 25% or more of the outstanding shares of the Fund is presumed to “control” the Fund.
INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

Invesco serves as the Fund’s investment adviser.  The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management.  The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.  Invesco Advisers, Inc. is an indirect, wholly-owned subsidiary of Invesco Ltd.  Invesco Ltd. and its subsidiaries are an independent global investment management group.  Certain of the directors and officers of Invesco are also executive officers of the Trust and their affiliations are shown under “Management Information” herein.

As investment adviser, Invesco supervises all aspects of the Fund’s operations and provides investment advisory services to the Fund.  Invesco obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Fund.  The Master Investment Advisory Agreement (Advisory Agreement) provides that, in fulfilling its responsibilities, Invesco may engage the services of other investment managers with respect to the Fund.  The investment advisory services of Invesco are not exclusive and Invesco is free to render investment advisory services to others, including other investment companies.

Pursuant to an administrative services agreement with the Fund, Invesco is also responsible for furnishing to the Fund, at Invesco’s expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Fund, which in the judgment of the trustees, are necessary to conduct the business of the Fund effectively, as well as the offices, equipment and other facilities necessary for its operations.  Such functions include the maintenance of the Fund’s accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

The Advisory Agreement provides that the Fund will pay or cause to be paid all expenses of the Fund not assumed by Invesco, including, without limitation:  brokerage commissions, taxes, legal, auditing or governmental fees, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund’s shareholders.

Invesco, at its own expense, furnishes to the Trust office space and facilities.  Invesco furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

Pursuant to its Advisory Agreement with the Trust, Invesco receives a monthly fee from the Fund calculated at the annual rates indicated in the second column below, based on the average daily net assets of the Fund during the year.  The Fund allocates advisory fees to a class based on the relative net assets of each class.

Fund	Annual Rate/Net Assets Per Advisory Agreement
Invesco Nasdaq 100 Index Fund	First $2 billion 0.15% Over $2 billion 0.14%

Invesco may from time to time waive or reduce its fee.  Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors.  During periods of voluntary fee waivers or reductions, Invesco will retain its ability to be reimbursed for such fee prior to the end of each fiscal year.

Invesco has contractually agreed through at least [October __, 2021], to waive advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco receives from the Affiliated Money Market Funds as a result of the Fund’s investment of uninvested cash in the Affiliated Money Market Funds.  See “Description of the Fund and its Investments and Risks – Investment Strategies and Risks – Other Investments – Other Investment Companies.”

Invesco also has contractually agreed to waive advisory fees or reimburse expenses to the extent necessary to limit the total annual fund operating expenses (excluding (i) interest; (ii) taxes; (iii) dividend expenses on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) for the Fund’s shares as follows:

Fund	Annual Rate/Net Assets Per Expense Limitation Agreement	Expiration Date
Invesco Nasdaq 100 Index Fund		[October _, 2021]
Class A Shares	[__]%	-
Class C Shares	[__]%	-
Class R Shares	[__]%	-
Class Y Shares	[__]%	-
Class R5 Shares	[__]%	-

Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests.  As a result, the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement may exceed the Fund’s expense limit.

If applicable, such contractual fee waivers or reductions are set forth in the fee table to the Fund’s Prospectus.  Unless Invesco continues the fee waiver agreements, they will terminate as indicated above. During their terms, the fee waiver agreements cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board.

The management fees are found in Appendix G.

Investment Sub-Advisers

Invesco has entered into a Sub-Advisory Agreement with certain affiliates to serve as sub-advisers to the Fund (each, a Sub-Adviser) pursuant to which these affiliated sub-advisers may be appointed by Invesco from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund.  These affiliated sub-advisers, each of which is a registered investment adviser under the Advisers Act are:

Invesco Asset Management Deutschland GmbH (Invesco Deutschland)
Invesco Asset Management Limited (Invesco Asset Management)
Invesco Asset Management (Japan) Limited (Invesco Japan)
Invesco Canada Ltd. (Invesco Canada)
Invesco Hong Kong Limited (Invesco Hong Kong)
Invesco Senior Secured Management, Inc. (Invesco Senior Secured);

Invesco has also entered into a Sub-Advisory Agreement with another affiliate, Invesco Capital Management LLC (Invesco Capital), also a registered investment adviser under the Advisers Act, to provide discretionary investment management services, investment advice, and/or order execution services to the Fund.

Invesco has also entered into a Sub-Advisory Agreement with another affiliate, Invesco Asset Management (India) Private Limited (Invesco India), also a registered investment adviser under the Advisers Act, to provide discretionary investment management services, investment advice, and/or order execution services to the Fund.

The only fees payable to the Sub-Advisers described above under the Sub-Advisory Agreements are for providing discretionary investment management services.  For such services, Invesco will pay each Sub-Adviser a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that Invesco receives from the Trust, multiplied by (ii) the fraction equal to the net assets of the Fund as to which such Sub-Adviser shall have provided discretionary investment management services for that month divided by the net assets of the Fund for that month.  Pursuant to the Sub-Advisory Agreement, this fee is reduced to reflect contractual or voluntary fee waivers or expense limitations by Invesco, if any, in effect from time to time.  In no event shall the aggregate monthly fees paid to the Sub-Advisers under the Sub-Advisory Agreement exceed 40% of the monthly compensation that Invesco receives from the Trust pursuant to its advisory agreement with the Trust, as reduced to reflect contractual or voluntary fee waivers or expense limitations by Invesco, if any.

Invesco and each Sub-Adviser are indirect wholly-owned subsidiaries of Invesco Ltd.

Service Agreements

Administrative Services Agreement.  Invesco and the Trust have entered into a Master Administrative Services Agreement (Administrative Services Agreement) pursuant to which Invesco may perform or arrange for the provision of certain accounting and other administrative services to the Fund which are not required to be performed by Invesco under the Advisory Agreement.  The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the independent trustees, by votes cast in person at a meeting called for such purpose.  Under the Administrative Services Agreement, Invesco is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation.  Currently, Invesco is reimbursed for the services of the Trust’s principal financial officer and her staff and any expenses related to fund accounting services.

Administrative services fees are found in Appendix I.

Other Service Providers

Transfer Agent.  Invesco Investment Services, Inc., (Invesco Investment Services), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173, a wholly-owned subsidiary of Invesco Ltd., is the Trust’s transfer agent.

The Transfer Agency and Service Agreement (the TA Agreement) between the Trust and Invesco Investment Services provides that Invesco Investment Services will perform certain services related to the servicing of shareholders of the Funds.  Other such services may be delegated or sub-contracted to third party intermediaries.  For servicing accounts holding Class A, A2, AX, C, CX, P, R, RX, S, Y, Invesco Cash Reserve and Investor Class shares, as applicable, the TA Agreement provides that the Trust, on behalf of the Funds, will pay Invesco Investment Services an annual fee per open shareholder account plus certain out of pocket expenses.  This fee is paid monthly at the rate of 1/12 of the annual rate and is based upon the number of open shareholder accounts during each month.  For servicing accounts holding Class R5 and Class R6 shares, as applicable, the TA Agreement provides that the Trust, on behalf of the Funds, will pay Invesco Investment Services a fee per trade executed, to be billed monthly, plus certain out-of-pocket expenses.  In addition, all fees payable by Invesco Investment Services or its affiliates to third party intermediaries who service accounts pursuant to sub-transfer agency, omnibus account services and sub-accounting agreements are charged back to the Funds, subject to certain limitations approved by the Board of the Trust.  These payments are made in consideration of services that would otherwise be provided by Invesco Investment Services if the accounts serviced by such intermediaries were serviced by Invesco Investment Services directly.  For more information regarding such payments to intermediaries, see the discussion under “Sub-Accounting and Networking Support Payments” in Appendix L.

Sub-Transfer Agent.  Invesco Canada, 5140 Yonge Street, Suite 800, Toronto, Ontario, Canada   M2N6X7, a wholly-owned, indirect subsidiary of Invesco Ltd., provides services to the Trust as a sub-transfer agent, pursuant to an agreement between Invesco Canada and Invesco Investment Services.  The Trust does not pay a fee to Invesco Canada for these services.  Rather Invesco Canada is compensated by Invesco Investment Services, as a sub-contractor.

Custodian.  State Street Bank and Trust Company (the Custodian), 225 Franklin Street, Boston, Massachusetts 02110-2801, is custodian of all securities and cash of the Fund.  The Bank of New York Mellon, 2 Hanson Place, Brooklyn, New York 11217-1431, also serves as sub-custodian to facilitate cash management.

The Custodian and Sub-custodian are authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Fund to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.  Invesco is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities’ depositories in a country.  The Custodian is responsible for monitoring eligible foreign securities depositories.

Under its contract with the Trust, the Custodian maintains the portfolio securities of the Fund, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Fund and performs other ministerial duties.  These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

Independent Registered Public Accounting Firm.  The Fund’s independent registered public accounting firm is responsible for auditing the financial statements of the Fund.  The Audit Committee of the Board has selected, and the Board has ratified and approved, [_____], as the independent registered public accounting firm to audit the financial statements of the Fund.  In connection with the audit of the Fund’s financial statements, the Fund entered into an engagement letter with [_____]. The terms of the engagement letter required by [_____], and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided thereunder.

Counsel to the Trust.  Legal matters for the Trust have been passed upon by Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103-7018.

Securities Lending

The Advisory Agreement describes the administrative services to be rendered by Invesco if the Fund engages in securities lending activities, as well as the compensation Invesco may receive for such administrative services.  Services to be provided include:  (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with Invesco’s instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

The Advisory Agreement authorizes Invesco to receive a separate fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund for the administrative services that Invesco renders in connection with securities lending.  Invesco has contractually agreed, however, not to charge this fee and to obtain Board approval prior to charging such a fee in the future.

Portfolio Managers

Appendix H contains the following information regarding the portfolio managers identified in the Fund’s prospectus:

•	The dollar range of the managers’ investments in the Fund.
•	A description of the managers’ compensation structure.
•	Information regarding other accounts managed and potential conflicts of interest that might arise from the management of multiple accounts.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Sub-Advisers have adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices.  If all or a portion of the Fund’s assets are managed by one or more Sub-Advisers, the decision to buy and sell securities and broker selection will be made by the Sub-Adviser for the assets it manages.  Unless specifically noted, the Sub-Advisers’ brokerage allocation procedures do not materially differ from Invesco Advisers, Inc.’s procedures.
As discussed below, Invesco and the Sub-Advisers, unless prohibited by applicable law, may cause the Fund to pay a broker-dealer a commission for effecting a transaction that exceeds the amount another broker-dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker-dealer.  Effective January 3, 2018, under the European Union’s Markets in Financial Instruments Directive (MiFID II), European Union investment advisers, including Invesco Deutschland and Invesco Asset Management, which may act as sub-adviser to certain Invesco Funds as described in such Funds’ prospectuses, must pay for research from broker-dealers directly out of their own resources, rather than through client commissions.
Brokerage Transactions

Placing trades generally involves acting on portfolio manager instructions to buy or sell a specified amount of portfolio securities, including selecting one or more broker-dealers, including affiliated and third-party broker-dealers, to execute the trades, and negotiating commissions and spreads.  Various Invesco Ltd. subsidiaries have created a global equity trading desk.  The global equity trading desk has assigned local traders in six primary trading centers to place equity securities trades in their regions.  Invesco Advisers’ Americas desk, located in Atlanta and Toronto, generally places trades of equity securities trading in North America, Canada and Latin America; the Hong Kong desk of Invesco Hong Kong (the Hong Kong Desk) generally places trades of equity securities in the Asia-Pacific markets, except Japan and China; the

Japan trading desk of Invesco Japan generally places trades of equity securities in the Japanese markets; the EMEA trading desk of Invesco Asset Management Limited (the EMEA Desk) generally places trades of equity securities in European, Middle Eastern and African countries; the Australia desk, located in Sydney and Melbourne, for the execution of orders of equity securities trading in the Australian and New Zealand markets; and the Taipei desk, located in Taipei, for the execution of orders of securities trading in the Chinese market.  Invesco, Invesco Canada, Invesco Japan, Invesco Deutschland, Invesco Hong Kong, Invesco Capital and Invesco Asset Management use the global equity trading desk to place equity trades.  Other Sub-Advisers may use the global equity trading desk in the future.  The trading procedures for the global trading desks are similar in all material respects.

References in the language below to actions by Invesco or a Sub-Adviser making determinations or taking actions related to equity trading include these entities’ delegation of these determinations/actions to the Americas Desk, the Hong Kong Desk, and the EMEA Desk.  Even when trading is delegated by Invesco or the Sub-Advisers to the various arms of the global equity trading desk, Invesco or the Sub-Advisers that delegate trading is responsible for oversight of this trading activity.

Invesco or the Sub-Advisers makes decisions to buy and sell securities for each Fund, selects broker-dealers (each, a Broker), effects the Funds’ investment portfolio transactions, allocates brokerage fees in such transactions and, as applicable, negotiates commissions and spreads on transactions.  Invesco’s and the Sub-Advisers’ primary consideration in effecting a security transaction is to obtain best execution, which Invesco defines as prompt and efficient execution of the transaction at the best obtainable price with payment of commissions, mark-ups or mark-downs which are reasonable in relation to the value of the brokerage services provided by the Broker.  While Invesco or the Sub-Advisers seek reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available.  See “Broker Selection” below.

Some of the securities in which the Funds invest are traded in over-the-counter markets.  Portfolio transactions in such markets may be affected on a principal basis at net prices without commissions, but which include compensation to the Broker in the form of a mark-up or mark-down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the Broker, including electronic communication networks.  Purchases of underwritten issues, which include initial public offerings and secondary offerings, include a commission or concession paid by the issuer (not the Funds) to the underwriter.  Purchases of money market instruments may be made directly from issuers without the payment of commissions.

Historically, Invesco and the Sub-Advisers did not negotiate commission rates on stock markets outside the United States.  In recent years many overseas stock markets have adopted a system of negotiated rates; however, a number of markets maintain an established schedule of minimum commission rates.

In some cases, Invesco may decide to place trades on a “blind principal bid” basis, which involves combining all trades for one or more portfolios into a single basket, and generating a description of the characteristics of the basket for provision to potential executing brokers.  Based on the trade characteristics information provided by Invesco, these brokers submit bids for executing all of the required trades at a designated time for a specific commission rate.  Invesco generally selects the broker with the lowest bid to execute these trades.

Commissions

The Fund may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an Invesco Fund, provided the conditions of an exemptive order received by the Invesco Funds from the SEC are met.  In addition, the Fund may purchase or sell a security from or to certain other Invesco Funds or other accounts (and may invest in the Affiliated Money Market Funds) provided the Fund follows procedures adopted by the Boards of the various Invesco

Funds, including the Trust.  These inter-fund transactions generally do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

Brokerage commissions are found in Appendix J.

Broker Selection

Invesco’s or the Sub-Advisers’ primary consideration in selecting Brokers to execute portfolio transactions for an Invesco Fund is to obtain best execution.  In selecting a Broker to execute a portfolio transaction in equity securities for a Fund, Invesco or the Sub-Advisers consider the full range and quality of a Broker’s services, including the value of research and/or brokerage services provided (if permitted by applicable law or regulation), execution capability, commission rate, and willingness to commit capital, anonymity and responsiveness.  Invesco’s and the Sub-Advisers’ primary consideration when selecting a Broker to execute a portfolio transaction in fixed income securities for a Fund is the Broker’s ability to deliver or sell the relevant fixed income securities; however, Invesco and the Sub-Advisers will, if permitted by applicable law or regulation, also consider the various factors listed above.  In each case, the determinative factor is not the lowest commission or spread available but whether the transaction represents the best qualitative execution for the Fund.  Invesco and the Sub-Advisers will not select Brokers based upon their promotion or sale of Fund shares.

Unless prohibited by applicable law, such as MiFID II (described herein), in choosing Brokers to execute portfolio transactions for the Funds, Invesco or the Sub-Advisers may select Brokers that provide brokerage and/or research services (Soft Dollar Products) to the Funds and/or the other accounts over which Invesco and its affiliates have investment discretion.  For the avoidance of doubt, European Union investment advisers, including Invesco Deutschland and Invesco Asset Management, which may act as sub-adviser to certain Invesco Funds as described in such Funds’ prospectuses, must pay for research from broker-dealers directly out of their own resources, rather than through client commissions.  Therefore, the use of the defined term “Sub-Advisers” throughout this section shall not be deemed to apply to those Sub-Advisers subject to the MiFID II prohibitions.  Section 28(e) of the Exchange Act provides that Invesco or the Sub-Advisers, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available.  Under Section 28(e)(1), Invesco or the Sub-Advisers must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [Invesco’s or the Sub-Advisers’] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion.”  The services provided by the Broker also must lawfully and appropriately assist Invesco or the Sub-Advisers in the performance of its investment decision-making responsibilities.  Accordingly, a Fund may pay a Broker commissions higher than those available from another Broker in recognition of the Broker’s provision of Soft Dollar Products to Invesco or the Sub-Advisers.

Invesco and the Sub-Advisers face a potential conflict of interest when they use client trades to obtain Soft Dollar Products.  This conflict exists because Invesco and the Sub-Advisers are able to use the Soft Dollar Products to manage client accounts without paying cash for the Soft Dollar Products, which reduces Invesco’s or a Sub-Adviser’s expenses to the extent that Invesco or such Sub-Advisers would have purchased such products had they not been provided by Brokers.  Section 28(e) permits Invesco or the Sub-Advisers to use Soft Dollar Products for the benefit of any account it manages.  Certain Invesco-managed accounts (or accounts managed by the Sub-Advisers) may generate soft dollars used to purchase Soft Dollar Products that ultimately benefit other Invesco managed accounts (or Sub-Adviser-managed accounts), effectively cross subsidizing the other Invesco-managed accounts (or the other Sub-Adviser-managed accounts) that benefit directly from the product.  Invesco or the Sub-Advisers may not use all of the Soft Dollar Products provided by Brokers through which a Fund effects securities transactions in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.

Invesco presently engages in the following instances of cross-subsidization:

Fixed income funds normally do not generate soft dollar commissions to pay for Soft Dollar Products.  Therefore, soft dollar commissions used to pay for Soft Dollar Products which are used to manage certain fixed income Invesco Funds are generated entirely by equity Invesco Funds and other equity client accounts managed by Invesco.  In other words, certain fixed income Invesco Funds are cross-subsidized by the equity Invesco Funds in that the fixed income Invesco Funds receive the benefit of Soft Dollar Products services for which they do not pay.  Similarly, other accounts managed by Invesco or certain of its affiliates may benefit from Soft Dollar Products services for which they do not pay.

Invesco and the Sub-Advisers attempt to reduce or eliminate the potential conflicts of interest concerning the use of Soft Dollar Products by directing client trades for Soft Dollar Products only if Invesco or the Sub-Advisers conclude that the Broker supplying the product is capable of providing best execution.

Certain Soft Dollar Products may be available directly from a vendor on a hard dollar basis; other Soft Dollar Products are available only through Brokers in exchange for soft dollars.  Invesco and the Sub-Advisers use soft dollars to purchase two types of Soft Dollar Products:

•	proprietary research created by the Broker executing the trade, and
•	other products created by third parties that are supplied to Invesco or the Sub-Advisers through the Broker executing the trade.

Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in-house research staffs of broker-dealer firms.  This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance.  Invesco periodically rates the quality of proprietary research produced by various Brokers.  Based on the evaluation of the quality of information that Invesco receives from each Broker, Invesco develops an estimate of each Broker’s share of Invesco clients’ commission dollars and attempts to direct trades to these firms to meet these estimates.

Invesco and the Sub-Advisers also use soft dollars to acquire products from third parties that are supplied to Invesco or the Sub-Advisers through Brokers executing the trades or other Brokers who “step in” to a transaction and receive a portion of the brokerage commission for the trade.  Invesco or the Sub-Advisers may from time to time instruct the executing Broker to allocate or “step out” a portion of a transaction to another Broker.  The Broker to which Invesco or the Sub-Advisers have “stepped out” would then settle and complete the designated portion of the transaction, and the executing Broker would settle and complete the remaining portion of the transaction that has not been “stepped out.” Each Broker may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

Soft Dollar Products received from Brokers supplement Invesco’s and the Sub-Advisers’ own research (and the research of certain of its affiliates), and may include the following types of products and services:

•
Database Services – comprehensive databases containing current and/or historical information on companies and industries and indices.  Examples include historical securities prices, earnings estimates and financial data.  These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

•
Quotation/Trading/News Systems – products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

•	Economic Data/Forecasting Tools – various macro-economic forecasting tools, such as economic data or currency and political forecasts for various countries or regions.
•	Quantitative/Technical Analysis – software tools that assist in quantitative and technical analysis of investment data.

•	Fundamental/Industry Analysis – industry specific fundamental investment research.
•
Fixed Income Security Analysis – data and analytical tools that pertain specifically to fixed income securities.  These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, which are relevant to fixed income securities.

•
Other Specialized Tools – other specialized products, such as consulting analyses, access to industry experts, and distinct investment expertise such as forensic accounting or custom built investment-analysis software.

If Invesco or the Sub-Advisers determine that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), Invesco or the Sub-Advisers will allocate the costs of such service or product accordingly in its reasonable discretion.  Invesco or the Sub-Advisers will allocate brokerage commissions to Brokers only for the portion of the service or product that Invesco or the Sub-Advisers determine assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

Outside research assistance is useful to Invesco or the Sub-Advisers because the Brokers used by Invesco or the Sub-Advisers tend to provide more in-depth analysis of a broader universe of securities and other matters than Invesco’s or the Sub-Advisers’ staff follow.  In addition, such services provide Invesco or the Sub-Advisers with a diverse perspective on financial markets.  Some Brokers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by Invesco’s or the Sub-Advisers’ clients, including the Funds.  However, the Funds are not under any obligation to deal with any Broker in the execution of transactions in portfolio securities.  In some cases, Soft Dollar Products are available only from the Broker providing them.  In other cases, Soft Dollar Products may be obtainable from alternative sources in return for cash payments.  Invesco and the Sub-Advisers believe that because Broker research supplements rather than replaces Invesco’s or the Sub-Adviser’s research, the receipt of such research tends to improve the quality of Invesco’s or the Sub-Advisers’ investment advice.  The advisory fee paid by the Funds is not reduced because Invesco or the Sub-Advisers receive such services.  To the extent the Funds’ portfolio transactions are used to obtain Soft Dollar Products, the brokerage commissions obtained by the Funds might exceed those that might otherwise have been paid.

Invesco or the Sub-Advisers may determine target levels of brokerage business with various Brokers on behalf of its clients (including the Funds) over a certain time period.  Invesco determines target levels based upon the following factors, among others:  (1) the execution services provided by the Broker; and (2) the research services provided by the Broker.  Portfolio transactions may be affected through Brokers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund’s shares for their clients, provided that Invesco or the Sub-Advisers believe such Brokers provide best execution and such transactions are executed in compliance with Invesco’s policy against using directed brokerage to compensate Brokers for promoting or selling Invesco Fund shares.  Invesco and the Sub-Advisers will not enter into a binding commitment with Brokers to place trades with such Brokers involving brokerage commissions in precise amounts.

As noted above, under MiFID II, European Union investment advisers, including Invesco Deutschland and Invesco Asset Management, are not permitted to use Soft Dollar Products to pay for research from brokers but rather must pay for research out of their own profit and loss or have research costs paid by clients through research payment accounts that are funded by a specific client research charge or the research component of trade orders. Such payments for research must be unbundled from the payments for execution. As a result, Invesco Deutschland and Invesco Asset Management are restricted from using Soft Dollar Products in managing the Invesco Funds that they sub-advise.

Directed Brokerage (Research Services)

Directed brokerage (research services) commissions are found in Appendix K.

Affiliated Transactions

The Adviser or Sub-Adviser may place trades with Invesco Capital Markets, Inc. (ICMI), a broker-dealer with whom it is affiliated, provided the Adviser or Sub-Adviser determines that ICMI’s trade execution abilities and costs are at least comparable to those of non-affiliated brokerage firms with which the Adviser or Sub-Adviser could otherwise place similar trades.  ICMI receives brokerage commissions in connection with effecting trades for the Funds and, therefore, use of ICMI presents a conflict of interest for the Adviser or Sub-Adviser.  Trades placed through ICMI, including the brokerage commissions paid to ICMI, are subject to procedures adopted by the Board.

Brokerage commissions on affiliated transactions are found in Appendix J.

Regular Brokers

Information concerning the Fund’s acquisition of securities of its Brokers is found in Appendix K.
Allocation of Portfolio Transactions

Invesco and the Sub-Advisers manage numerous Invesco Funds and other accounts.  Some of these accounts may have investment objectives similar to the Fund.  Occasionally, identical securities will be appropriate for investment by multiple Invesco Funds or other accounts.  However, the position of each account in the same security and the length of time that each account may hold its investment in the same security may vary.  Invesco and the Sub-Advisers will also determine the timing and amount of purchases for an account based on its cash position.  If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more other accounts, and is considered at or about the same time, Invesco or the Sub-Advisers will allocate transactions in such securities among the Fund(s) and these accounts on a pro rata basis based on order size or in such other manner believed by Invesco to be fair and equitable.  Invesco or the Sub-Advisers may combine transactions in accordance with applicable laws and regulations to obtain the most favorable execution.  Simultaneous transactions could, however, adversely affect the Fund’s ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

Allocation of Initial Public Offering (IPO) Transactions

Certain of the Invesco Funds or other accounts managed by Invesco may become interested in participating in IPOs.  Purchases of IPOs by one Invesco Fund or other accounts may also be considered for purchase by one or more other Invesco Funds or accounts.  Invesco combines indications of interest for IPOs for all Invesco Funds and accounts participating in purchase transactions for that IPO.  When the full amount of all IPO orders for such Invesco Funds and accounts cannot be filled completely, Invesco shall allocate such transactions in accordance with the following procedures:

Invesco or the Sub-Advisers may determine the eligibility of each Invesco Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including market capitalization/liquidity suitability and sector/style suitability of the investment with the Invesco Fund’s or account’s investment objective, policies, strategies and current holdings.  Invesco will allocate securities issued in IPOs to eligible Invesco Funds and accounts on a pro rata basis based on order size.

Invesco Canada, Invesco Hong Kong, and Invesco Japan allocate IPOs on a pro rata basis based on size of order or in such other manner which they believe is fair and equitable.

Invesco Asset Management allocates IPOs on a pro rata basis based on account size or in such other manner believed by Invesco Asset Management to be fair and equitable.

Invesco Deutschland and Invesco Senior Secured do not subscribe to IPOs.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Please refer to Appendix L for information on Purchase, Redemption and Pricing of Shares.

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The following discussion of dividends and distributions should be read in connection with the applicable sections in the Prospectus.

All dividends and distributions will be automatically reinvested in additional shares of the same class of the Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another Invesco Fund, subject to the terms and conditions set forth in the Prospectus under the caption “Purchasing Shares —- Automatic Dividend and Distribution Investment.”  Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date.

The Fund calculates income dividends and capital gain distributions the same way for each class.  The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes, as well as any other expenses attributable to a particular class (Class Expenses).  Class Expenses, including distribution plan expenses, must be allocated to the class for which they are incurred consistent with applicable legal principles under the 1940 Act.

Tax Matters

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Tax Matters” section is based on the Internal Revenue Code (Code) and applicable regulations in effect on the date of this SAI.  Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders.  Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice.  All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund.  The Fund has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a “regulated investment company” (sometimes referred to as a regulated investment company, RIC or fund) under Subchapter M of the Code.  If the Fund qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (i.e., generally, taxable interest, dividends, net short-term capital gains and other taxable ordinary income net of expenses without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company.  In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•	Distribution Requirement – the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).
•
Income Requirement – the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (QPTPs).

•
Asset Diversification Test —the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government Securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements.  See “Tax Treatment of Portfolio Transactions” with respect to the application of these requirements to certain types of investments.  In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.

 In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed.  If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash.  However, the Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting.  If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits.  Failure to qualify as a regulated investment company thus would have a negative impact on the Fund’s income and performance.  Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year.  Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more.  Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover.  For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate (except in a money market fund that maintains a stable net asset value) may result in higher taxes.  This is because a fund with a high turnover rate may accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate.  Any such higher taxes would reduce the Fund’s after-tax performance.  See “Taxation of Fund Distributions –Capital gain dividends” below.  For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes.  See “Foreign Shareholders – U.S. withholding tax at the source” below.

Capital loss carryovers.  The capital losses of the Fund, if any, do not flow through to shareholders.  Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses.  If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year.  Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.  The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% ““change in ownership”“ of the Fund.  An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period.  An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses.  An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change.  The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund.  Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change.

Deferral of late year losses.  The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year, which may change the timing, amount, or characterization of Fund distributions (see “Taxation of Fund Distributions –Capital gain dividends” below).  A “qualified late year loss” includes:

(i)
any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (post-October capital losses): and

(ii)
the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (PFIC) for which a mark-to-market election is in effect.  The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

Special rules apply to a fund with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes.

Undistributed capital gains.  The Fund may retain or distribute to shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute net capital gains.  If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate.  If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Asset allocation funds.  If the Fund is a fund of funds, asset allocation fund, or a feeder fund in a master-feeder structure (collectively referred to as a ““fund of funds”“ which invests in one or more underlying funds taxable as regulated investment companies) distributions by the underlying funds, redemptions of shares in the underlying funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains.  A fund of funds (other than a feeder fund in a master-feeder structure) generally will not be able currently to offset gains realized by one underlying fund in which the fund of funds invests against losses realized by another underlying fund.  If shares of an underlying fund are purchased within 30 days before or after redeeming at a loss other shares of that underlying fund (whether pursuant to a rebalancing of the Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares.  Also, except with respect to a qualified fund of funds, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an underlying fund that pays foreign income taxes, and (b) is not eligible to pass-through to shareholders exempt-interest dividends from an underlying fund.  A qualified fund of funds, i.e. a fund at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends.  Also a fund of funds, whether or not it is a qualified fund of funds, is eligible to pass-through to shareholders qualified dividends earned by an underlying fund (see, “Taxation of Fund Distributions (All Funds) − Qualified dividend income for individuals” and “−Corporate dividends-received deduction” below).  However, dividends paid to shareholders by a fund of funds from interest earned by an underlying fund on U.S. Government obligations are unlikely to be exempt from state and local income tax.

Federal excise tax.  To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income.  The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year.  Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar after October 31.  Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year.  Generally, the Fund may make sufficient distributions to avoid liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided.  In addition, under certain circumstances temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign income tax.  Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld generally will be treated as an expense of the Fund.  The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income.  Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country.  Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims.  Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims.  Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation.   It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known.  Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so.  If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Taxation of Fund Distributions (All Funds).  The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year.  Distributions by the Fund will be treated in the manner described regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund).  The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of ordinary income.  The Fund receives income generally in the form of dividends and/or interest on its investments.  The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions.  This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you.  If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits.  In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

Capital gain dividends.  Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares.  In general, the Fund will recognize long-term capital gain or loss on the sale or other disposition of assets it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less.  Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are properly reported by the Fund to shareholders as capital gain dividends generally will be taxable to a shareholder receiving such distributions as long-term capital gain.  Long-term capital gain rates applicable to individuals are 0%, 15%, 20% or 25% depending on the nature of the capital gain and the individual’s taxable income.  Distributions of net short-term capital gains for a taxable year in excess of net long-term capital losses for such taxable year generally will be taxable to a shareholder receiving such distributions as ordinary income.

Qualified dividend income for individuals.  Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain.  Qualified dividend income means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States.  Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment.  Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received ““in lieu of”“ dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.  If the qualifying dividend income received by the Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Qualified REIT dividends. Under the Tax Cuts and Jobs Act “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Proposed regulations issued by the IRS, which can be relied upon currently, enable the Fund to pass through the special character of “qualified REIT dividends” to a shareholder, provided both the Fund and a shareholder meet certain holding period requirements with respect to their shares. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the RIC shares were held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend. The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses.

Corporate dividends-received deduction.  Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividends from domestic corporations will qualify for the 50% dividends-received deduction generally available to corporations.  The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.  Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Return of capital distributions.  Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares.  Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares.  Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs.  See “Tax Treatment of Portfolio Transactions — Investments in U.S. REITs.”

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities.  At the time of your purchase of shares (except in a money market fund that maintains a stable net asset value), the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund.  A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable and would be taxed as either ordinary income (some portion of which may be taxed as qualified dividend income) or capital gain unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.  The Fund may be able to reduce the amount of such distributions by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits.  If more than 50% of the value of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, or if the Fund is a qualified fund of funds (i.e. a fund at least 50 percent of the value of the total assets of which, at the close of each quarter of the taxable year, is represented by interests in other RICs), the Fund may elect to “pass-through” to the Fund’s shareholders the amount of foreign income tax paid by the Fund (the Foreign Tax Election) in lieu of deducting such amount in determining its investment company taxable income.  Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income or to use it (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both).  No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax.  Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply.  The Fund reserves the right not to pass-through to its shareholders the amount of foreign income taxes paid by the Fund.  Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.  See, “Tax Treatment of Portfolio Transactions − Securities lending” below.

Tax credit bonds.  If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund.  In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits.  A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code.  (Under the Tax Cuts and Jobs Act, build America bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued after December 31, 2017.)  Even if the Fund is eligible to pass-through tax credits to shareholders, the Fund may choose not to do so.

U.S. Government interest.  Income earned on certain U.S. Government obligations is exempt from state and local personal income taxes if earned directly by you.  States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by the Fund.  Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations. If the Fund is a fund of funds, see “Taxation of the Fund — Asset allocation funds.”

Dividends declared in December and paid in January.  Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made.  However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year.  Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax.  A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income.  In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case).  This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.  Net investment income does not include exempt-interest dividends.

Exempt-interest dividends.  Distributions from the Fund will constitute exempt-interest dividends to the extent of the Fund’s tax-exempt interest income (net of allocable expenses and amortized bond premium).  Exempt-interest dividends distributed to shareholders of the Fund are excluded from gross income for federal income tax purposes.  However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns.  Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax (AMT) in certain circumstances for noncorporate taxpayers and may have other collateral tax consequences as discussed below.

Distributions of ordinary income and capital gains.  Any gain or loss from the sale or other disposition of a tax-exempt security generally is treated as either long-term or short-term capital gain or loss, depending upon its holding period, and is fully taxable as described in “ Taxation of Fund Distributions (Tax-Free Funds and Short Duration High Yield Municipal Fund) - Capital gain dividends”.  However, gain recognized from the sale or other disposition of Municipal Security purchased after April 30, 1993, will be treated as ordinary income to the extent of the accrued market discount on such security.  Distributions by the Fund of ordinary income and capital gains will be taxable to shareholders as discussed under “Taxation of Fund Distributions (Tax-Free Funds and Short Duration High Yield Municipal Fund) – Distributions of ordinary income.”

Alternative minimum tax − private activity bonds.  AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers on the excess of the taxpayer’s alternative minimum taxable income (AMTI) over an exemption amount.  Exempt-interest dividends derived from certain “private activity” Municipal Securities issued after August 7, 1986, generally will constitute an item of tax preference includable in AMTI for non-corporate taxpayers.  However, tax-exempt interest on private activity bonds issued in 2009 and 2010 is not an item of tax preference for purposes of the AMT.

Effect on taxation of social security benefits; denial of interest deduction; “substantial users.” Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder’s gross income subject to federal income tax.  Further, a shareholder of the Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund.  Moreover, a shareholder who is (or is related to) a “substantial user” of a facility financed by industrial development bonds held by the Fund likely will be subject to tax on dividends paid by the Fund that are derived from interest on such bonds.  Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States.

Exemption from state tax.  To the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands, and Guam), they also may be exempt from that state’s personal income taxes.  Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.

Failure of a Municipal Security to qualify to pay exempt-interest.  Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to a Municipal Security could cause interest on the Municipal Security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the Municipal Security was issued.  In such a case, the Fund may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income.  This in turn could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

Distributions of ordinary income. The Fund may invest a portion of its assets in securities that pay taxable interest. The Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income to the extent of the Fund’s earnings and profits. None of the dividends paid by the Fund will qualify for the dividends-received deduction in the case of corporate shareholders or as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders. Provided the Fund otherwise satisfies the Distribution Requirement, the Fund reserves the right to retain, and not distribute to shareholders, income and gains taxable as ordinary income, in which case the Fund would be subject to tax at the corporate income tax rate.

Sale or Redemption of Fund Shares.  A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares.  If you owned your shares as a capital asset, any gain or loss that you realize will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information.  The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Fund (referred to as covered shares) and which are disposed of after that date.  However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, or shareholders investing in a money market fund that maintains a stable net asset value.  When required to report cost basis, the Fund will calculate it using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method.  In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account.  To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares.  The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time.  The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders.  It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to utilize a method other than average cost for covered shares.

In addition to the Fund’s default method of average cost, other cost basis methods offered by Invesco, which you may elect to apply to covered shares, include:

•	First-In, First-Out − shares acquired first in the account are the first shares depleted.
•	Last-In, First-Out − shares acquired last in the account are the first shares depleted.
•	High Cost − shares acquired with the highest cost per share are the first shares depleted.
•	Low Cost − shares acquired with the lowest cost per share are the first shares depleted.
•
Loss/Gain Utilization − depletes shares with losses before gains, consistent with the objective of minimizing taxes.  For shares that yield a loss, shares owned one year or less (short-term) will be depleted ahead of shares owned more than one year (long-term).  For gains, long-term shares will be depleted ahead of short-term gains.

•
Specific Lot Identification − shareholder selects which lots to deplete at time of each disposition.  Transaction amount must be in shares.  If insufficient shares are identified at the time of disposition, then a secondary default method of first-in, first-out will be applied.

You may elect any of the available methods detailed above for your covered shares.  If you do not notify the Fund of your elected cost basis method, the default method of average cost will be applied to your covered shares upon redemption.  The cost basis for covered shares will be calculated separately from any “noncovered shares” (defined below) you may own.  You may change or revoke the use of the average cost method and revert to another cost basis method if you notify the Fund by the date of the first sale, exchange, or other disposition of your covered shares.  In addition, you may change to another cost basis method at any time by notifying the Fund, but only for shares acquired after the date of the change (the change is prospective).  The basis of the shares that were averaged before the change will remain averaged after the date of the change.

The Fund may also provide Fund shareholders (but not the IRS) with information concerning the average cost basis of their shares purchased prior to January 1, 2012 (noncovered shares) in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares.  With the exception of the specific lot identification method, Invesco first depletes noncovered shares in first-in, first-out order before applying your elected method to your remaining covered shares.  If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first.  Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations.  This election for noncovered shares cannot be made by notifying the Fund.

The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and, in the case of covered shares, to the IRS.  However, the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you.  Therefore, shareholders should carefully review the cost basis information provided by the Fund, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by the Fund as a service to shareholders for shares acquired prior to that date, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns.  Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.  For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.invesco.com/us.

Wash sale rule.  All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption.

Sales at a loss within six months of purchase.  Any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.  In the case of shares in a Tax-Free Fund, any such loss will be disallowed to the extent of any exempt-interest dividends that were received within the six-month period.  However, this rule does not apply to any loss incurred on a sale or redemption of shares of a Tax-Free Fund that declares exempt-interest dividends daily and distributes them at least monthly for which your holding period began after December 22, 2010.

Deferral of basis − any class that bears a front-end sales load.  If a shareholder (a) incurs a sales load in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another Fund by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired.  The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

Conversion of shares of the Fund into other shares of the same Fund.  The conversion of shares of one class of the Fund into shares of another class of the same Fund is not taxable for federal income tax purposes and no gain or loss will be reported on the transaction.  This is true whether the conversion occurs automatically pursuant to the terms of the class or is initiated by the shareholder.  Shareholders should consult their tax advisors regarding the state and local tax consequences of a conversion of shares.

Exchange of shares of the Fund for shares of another Fund.  The exchange of shares in one Fund for shares of another Fund is taxable for federal income tax purposes and the exchange will be reported as a taxable sale.  An exchange occurs when the purchase of shares of the Fund is made using the proceeds from a redemption of shares of another Fund and is effectuated on the same day as the redemption.  Shareholders should consult their tax advisors regarding the state and local tax consequences of an exchange of shares.

Reportable transactions.  Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions.  Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund.  This section should be read in conjunction with the discussion under “Description of the Fund and its Investments and Risks − Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general.  In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction.  Property held for more than one year generally will be eligible for long-term capital gain or loss treatment.  The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments.  Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues.  If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year.  Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities.  To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund.  Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income.  These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions.  In general, option premiums received by a fund are not immediately included in the income of the fund.  Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction).  If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock.  Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock.  If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased.  The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction.  Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (section 1256 contracts).  Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (60/40), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character.  Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.  Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules).  These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities.  These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders.  Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income.  If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions.  A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  This treatment could increase or decrease a fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital.  In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments.  A fund may invest in securities of foreign companies that may be classified under the Code as PFICs.  In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.  When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years.  Deductions for losses are allowable only to the extent of any current or previously recognized gains.

These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities.  You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends.  These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund.  Foreign companies are not required to identify themselves as PFICs.  Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election.  If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any ““excess distribution”“ or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders.  Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in non-U.S. REITs.  While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located.  The fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Tax Treatment of Portfolio Transactions — PFIC investments.”  Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund —Foreign income tax.”  Also, the fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs.  A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders.  Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits.  Capital gain dividends paid by a U.S. REIT to a fund will be treated as long- term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution.  Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income.  The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution.  However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits.  Also, see “Tax Treatment of Portfolio Transactions - Investment in taxable mortgage pools (excess inclusion income)” and “Foreign Shareholders - U.S. withholding tax at the source” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income).  Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (REMIC) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events.  The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax.  In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate.  The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income.  There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT.  It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in partnerships and QPTPs.  For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund.  While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund — Qualification as a regulated investment company.”  In contrast, different rules apply to a partnership that is a QPTP.  A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities).  All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs.  However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year.  Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company.  Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP.  Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise, or withholding tax liabilities.

If an MLP is treated as a partnership for U.S. federal income tax purposes (whether or not a QPTP), all or portion of the dividends received by a fund from the MLP likely will be treated as a return of capital for U.S. federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. Further, because of these accelerated deductions, on the disposition of interests in such an MLP, a fund likely will realize taxable income in excess of economic gain with respect to those MLP interests (or if the fund does not dispose of the MLP, the fund could realize taxable income in excess of cash flow with respect to the MLP in a later period), and the fund must take such income into account in determining whether the fund has satisfied its Distribution Requirement. A fund may have to borrow or liquidate securities to satisfy its Distribution Requirement and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of a fund’s MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called “recapture income,” will be treated as ordinary income. Therefore, to the extent a fund invests in MLPs, fund shareholders might receive greater amounts of distributions from the fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

Although MLPs are generally expected to be treated as partnerships for U.S. federal income tax purposes, some MLPs may be treated as PFICs or “regular” corporations for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which a fund can invest in MLPs and will impact the amount, character, and timing of income recognized by the Fund.

Investments in commodities — structured notes, corporate subsidiary and certain ETFs.  Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test.  See ““Taxation of the Fund — Qualification as a regulated investment company.”.”  Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement.  In a subsequent revenue ruling, as well as in a number of follow-on private letter rulings (upon which only the fund that received the private letter ruling may rely), the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity-linked or structured notes or a corporate subsidiary that invests in commodities, may be considered qualifying income under the Code.  In September 2016, the IRS announced that it will no longer issue private letter rulings on questions relating to the treatment of a corporation as a RIC that require a determination of whether a financial instrument or position, such as a commodity-linked or structured note, is a security under section 2(a)(36) of the 1940 Act.  (A financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act generates qualifying income for a corporation taxed as a regulated investment company.)  This caused the IRS to revoke the portion of any rulings that required such a determination, some of which  were revoked retroactively and others of which were revoked prospectively as of a date agreed upon with the IRS.  Accordingly, a fund may invest in certain commodity-linked notes relying on an opinion of counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the 1940 Act.  In addition, a RIC may gain exposure to commodities through investment in a QPTP, such as an exchange-traded fund or ETF that is classified as a partnership and which invests in commodities, or through investment in a wholly-owned foreign subsidiary that is treated as a controlled foreign corporation for federal income tax purposes.   Recently released Treasury regulations treat “Subpart F” income (defined in Section 951 of the Code to include passive income such as income from commodity-linked derivatives) as qualifying income, even if a foreign corporation, such as a wholly-owned foreign subsidiary, does not make a distribution of such income. If a distribution is made, such income will be treated as a dividend by the Fund to the extent that, under applicable provisions of the Code, there is a distribution out of the earnings and profits of the foreign corporation attributable to the distribution. Accordingly, the extent to which a fund invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a regulated investment company.  A fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement.  If a fund does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for U.S. tax purposes, the fund could fail to qualify as a regulated investment company.  In lieu of potential disqualification, a fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

Securities lending.  While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities.  For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income.  These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations.  Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.  Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made

“in lieu of” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities.  Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest.  If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond.  If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.  The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event.  Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt.  Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt.  Dividends-received may be qualified dividend income and eligible for the corporate dividends-received deduction.  In general, conversion of preferred stock for common stock of the same corporation is tax-free.  Conversion of preferred stock for cash is a taxable redemption.  Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.  A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer’s other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer.  Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.

Tax Certification and Backup Withholding.  Tax certification and backup withholding tax laws may require that you certify your tax information when you become an investor in the Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

•	provide your correct Social Security or taxpayer identification number;
•	certify that this number is correct;
•	certify that you are not subject to backup withholding; and
•	certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 24% of any distributions or proceeds paid.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.  Certain payees and payments are exempt from backup withholding and information reporting.

Non-U.S. investors have special U.S. tax certification requirements. See “Foreign Shareholders  Tax certification and backup withholding.”

Foreign Shareholders.  Shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships (foreign shareholder), may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements.

Taxation of a foreign shareholder depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

U.S. withholding tax at the source.  If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions to such shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution, subject to certain exemptions including those for dividends reported by the Fund to shareholders as:

•	exempt-interest dividends paid by the Fund from its net interest income earned on municipal securities;

•
capital gain dividends paid by the Fund from its net long-term capital gains (other than those from disposition of a U.S. real property interest), unless you are a nonresident alien present in the United States for a period or periods aggregating 183 days or more during the calendar year; and

•	interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends.

However, the Fund does not intend to utilize the exemptions for interest-related dividends paid and short-term capital gain dividends paid.  Moreover, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Amounts reported by the Fund to shareholders as capital gain dividends (a) that are attributable to certain capital gain dividends received from a qualified investment entity (QIE) (generally defined as either (i) a U.S. REIT or (ii) a RIC classified as a “U.S. real property holding corporation” or which would be if the exceptions for holding 5% or less of a class of publicly traded shares or an interest in a domestically controlled QIE did not apply), or (b) that are realized by the Fund on the sale of a “U.S. real property interest” (including gain realized on the sale of shares in a QIE other than one that is domestically controlled), will not be exempt from U.S. federal income tax and may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) if the Fund by reason of having a REIT strategy is classified as a QIE.  If the Fund is so classified, foreign shareholders owning more than 5% of the Fund’s shares may be treated as realizing gain from the disposition of a U.S. real property interest, causing Fund distributions to be subject to U.S. withholding tax at the corporate income tax rate, and requiring the filing of a nonresident U.S. income tax return.  In addition, if the Fund is classified as a QIE, anti-avoidance rules apply to certain wash sale transactions.  Namely, if the Fund is a domestically-controlled QIE and a foreign shareholder disposes of the Fund’s shares prior to the Fund paying a distribution attributable to the disposition of a U.S. real property interest and the foreign shareholder later acquires an identical stock interest in a wash sale transaction, the foreign shareholder may still be required to pay U.S. tax on the Fund’s distribution.  Also, the sale of shares of the Fund, if classified as a “U.S. real property holding corporation,” could also be considered a sale of a U.S. real property interest with any resulting gain from such sale being subject to U.S. tax as income “effectively connected with a U.S. trade or business.”

Income effectively connected with a U.S. trade or business.  If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Tax certification and backup withholding.  Foreign shareholders may have special U.S. tax certification requirements to avoid backup withholding (at a rate of 24%) and, if applicable, to obtain the benefit of any income tax treaty between the foreign shareholder’s country of residence and the United States.  To claim these tax benefits, the foreign shareholder must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty.  A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year.  However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding.  Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.  Certain payees and payments are exempt from backup withholding.

Foreign Account Tax Compliance Act (FATCA). Under FATCA, the Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions (FFI) or non-financial foreign entities (NFFE). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected).  The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them.  The U.S. Treasury has negotiated intergovernmental agreements (IGA) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (FFI agreement) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements.  The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS.  An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner.  The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA.  An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.  Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund.  The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above.  Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

U.S. estate tax.  Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.  An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies.  If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate.  The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to an estate with assets of $60,000).

Local Tax Considerations.  Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above.  Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

DISTRIBUTION OF SECURITIES

Distributor

The Trust has entered into a master distribution agreement, as amended, relating to the Fund (the Distribution Agreement) with Invesco Distributors, Inc. (Invesco Distributors), a registered broker-dealer and a wholly-owned subsidiary of Invesco Ltd., pursuant to which Invesco Distributors acts as the distributor of shares of the Fund.  The address of Invesco Distributors is 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.  Certain trustees and officers of the Trust are affiliated with Invesco Distributors.  See “Management of the Trust.”  In addition to the Fund, Invesco Distributors serves as distributor to many other mutual funds that are offered to retail investors.  The following Distribution of Securities information is about all of the Invesco Funds that offer retail and/or Class R5 or Class R6 shares. Not all Invesco Funds offer all share classes.

The Distribution Agreement provides Invesco Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker-dealers and other financial intermediaries with whom Invesco Distributors has entered into selected dealer and/or similar agreements.  Invesco Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

Invesco Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class C and Class R shares of the Funds at the time of such sales.

Invesco Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the Funds at the time of such sales.  Payments for Class C shares equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, consisting of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% for such shares.  Invesco Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased.  The portion of the payments to Invesco Distributors under the Class C Plan that constitutes an asset-based sales charge (0.75%) is intended in part to permit Invesco Distributors to recoup a portion of the sales commissions to dealers plus financing costs, if any.  After the first full year, Invesco Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares that are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.  These payments will consist of an asset‑based sales charge of 0.75% and a service fee of 0.25%.

Invesco Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets.  These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid.  If Invesco Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased.  Invesco Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares that are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

The Trust (on behalf of any class of any Invesco Fund) or Invesco Distributors may terminate the Distribution Agreement on 60 days’ written notice without penalty.  The Distribution Agreement will terminate automatically in the event of its assignment.

Total sales charges (front-end and CDSCs) paid in connection with the sale of shares of each class of the Fund are found in Appendix O.
Distribution Plan

The Trust has adopted a form of distribution plan pursuant to Rule 12b-1 under the 1940 Act for the Fund’s Class A shares, Class C shares and Class R shares (the Plan).

The Fund, pursuant to its Plan, pays Invesco Distributors compensation at the annual rate, shown immediately below, of the Fund’s average daily net assets of the applicable class.

Fund	Class A	Class C	Class R
Invesco Nasdaq 100 Index Fund	0.25%	1.00%	0.50%

The Plan compensates Invesco Distributors for expenses incurred for the purpose of financing any activity that is primarily intended to result in the sale of shares of the Fund.  Such activities may include, but are not limited to, the following:  printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead (except for Investor Class); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

Payments pursuant to the Plan are subject to any applicable limitations imposed by FINRA rules.

See Appendix M for a list of the amounts paid by each class of shares of the Fund pursuant to its distribution plan and Appendix N for an estimate by category of the allocation of actual fees paid by each class of shares of the Fund pursuant to its distribution plan.

As required by Rule 12b-1, the Plan was approved by the Board, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the Rule 12b-1 Trustees).  In approving the Plan in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plan would benefit each class of the Fund and its respective shareholders.

The anticipated benefits that may result from the Plan with respect to the Fund and/or the classes of the Fund and its shareholders include but are not limited to the following:  (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of the Fund.

Unless terminated earlier in accordance with its terms, the Plan continues from year to year as long as such continuance is specifically approved, in person, at least annually by the Board, including a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

Any change in the Plan that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plan may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment.  As long as the Plan is in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

The Fund is currently grouped under the following Plan:

Class A, A2, C, Investor Class, P, R and S Shares Compensation Plan:

Invesco All Cap Market Neutral Fund
Invesco Asia Pacific Growth Fund
Invesco Balanced-Risk Allocation Fund
Invesco Balanced-Risk Commodity Strategy Fund
Invesco Balanced-Risk Retirement 2020 Fund (Class A, C and R)
Invesco Balanced-Risk Retirement 2030 Fund (Class A, C and R)
Invesco Balanced-Risk Retirement 2040 Fund (Class A, C and R)
Invesco Balanced-Risk Retirement 2050 Fund (Class A, C and R)
Invesco Balanced-Risk Retirement Now Fund (Class A, C and R)
Invesco Charter Fund
Invesco Conservative Income Fund (Class A)
Invesco Core Plus Bond Fund
Invesco Corporate Bond Fund (Class R)
Invesco Developing Markets Fund
Invesco Diversified Dividend Fund (Class A, C and R)
Invesco Dividend Income Fund
Invesco Emerging Markets Select Equity Fund
Invesco Endeavor Fund
Invesco Energy Fund
Invesco European Growth Fund (Class A, C and R)
Invesco European Small Company Fund
Invesco Floating Rate ESG Fund
Invesco Global Core Equity Fund
Invesco Global Growth Fund
Invesco Global Low Volatility Equity Yield Fund
Invesco Global Real Estate Fund
Invesco Global Real Estate Income Fund
Invesco Global Targeted Returns Fund
Invesco Government Money Market Fund (Class C, Cash Reserve Shares and Class R)
Invesco Greater China Fund
Invesco Health Care Fund
Invesco High Yield Fund (Class A, C and R)
Invesco Income Fund (Class A, C and R)
Invesco Income Allocation Fund
Invesco International Core Equity Fund
Invesco International Growth Fund
Invesco International Select Equity Fund
Invesco International Small Company Fund
Invesco Limited Term Municipal Income Fund
Invesco Low Volatility Equity Yield Fund
Invesco Nasdaq 100 Index Fund
Invesco Macro Allocation Strategy Fund
Invesco MSCI World SRI Index Fund
Invesco Oppenheimer Government Money Market Fund (Cash Reserve Shares, Class C and R)
Invesco Oppenheimer Main Street Fund (Class S)
Invesco Oppenheimer Senior Floating Rate Plus Fund (Class R)
Invesco Oppenheimer SteelPath MLP Select 40 Fund (Class R)
Invesco Oppenheimer SteelPath MLP Alpha Fund (Class R)
Invesco Oppenheimer SteelPath MLP Alpha Plus Fund (Class R)
Invesco Oppenheimer SteelPath MLP Income Fund (Class R)
Invesco Peak RetirementTM 2015 Fund
Invesco Peak RetirementTM 2020 Fund

Invesco Peak RetirementTM 2025 Fund
Invesco Peak RetirementTM 2030 Fund
Invesco Peak RetirementTM 2035 Fund
Invesco Peak RetirementTM 2040 Fund
Invesco Peak RetirementTM 2045 Fund
Invesco Peak RetirementTM 2050 Fund
Invesco Peak RetirementTM 2055 Fund
Invesco Peak RetirementTM 2060 Fund
Invesco Peak RetirementTM 2065 Fund
Invesco Peak RetirementTM Now Fund
Invesco Quality Income Fund (Class R)
Invesco Real Estate Fund (Class A, C and R)
Invesco Select Companies Fund
Invesco Select Opportunities Fund
Invesco Select Risk: Growth Investor Fund
Invesco Select Risk: Moderate Investor Fund (Class S)
Invesco Select Risk: Moderately Conservative Investor Fund
Invesco Short Duration High Yield Municipal Fund
Invesco Short Duration Inflation Protected Fund
Invesco Short Term Bond Fund
Invesco Small Cap Equity Fund
Invesco Small Cap Growth Fund (Class A, C and R)
Invesco Small Cap Value Fund (Class R)
Invesco Summit Fund
Invesco Technology Fund (Class A and C)
Invesco Value Opportunities Fund (Class R)
Invesco World Bond Factor Fund

Amounts payable by the Fund under the Compensation Plan need not be directly related to the expenses actually incurred by Invesco Distributors on behalf of the Fund.  The Plan does not obligate the Fund to reimburse Invesco Distributors for the actual allocated share of expenses Invesco Distributors may incur in fulfilling its obligations under the Plan.  Thus, even if Invesco Distributors’ actual allocated share of expenses exceeds the fee payable to Invesco Distributors at any given time, under the Plan, the Fund will not be obligated to pay more than that fee.  If Invesco Distributors’ actual allocated share of expenses is less than the fee it receives, under the Plan, Invesco Distributors will retain the full amount of the fee.

Invesco Distributors may from time to time waive or reduce any portion of its 12b-1 fee.  Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors.  During periods of voluntary fee waivers or reductions, Invesco Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year.

The Fund may pay a service fee of up to the cap disclosed in the Fund’s Plan and in any case no greater than 0.25% of the average daily net assets of the Class A, Class C and Class R shares, attributable to the customers’ selected dealers and financial institutions to such dealers and financial institutions, including Invesco Distributors, acting  as  principal,  who  furnish  continuing  personal  shareholder  services  to  their  customers  who purchase and own the applicable class of shares of the Fund.  Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with the information about their investments.  Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.

Under a shareholder service agreement, the Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers.  The fees payable under a shareholder service agreement will be calculated at the end of each payment period for each business day of the Fund during such period at the annual rate specified in each agreement based on the average daily net asset value of the Fund’s shares purchased or acquired through exchange.  Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which the Fund’s shares are held.

Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another.  Under the Plan, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Fund pursuant to the Plan. Invesco Distributors does not act as principal, but rather as agent for the Fund, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plan. These payments are an obligation of the Fund and not of Invesco Distributors.

Because of fluctuations in net asset value, the Plan fees with respect to a particular Class C share may be greater or less than the amount of the initial commission (including carrying cost) paid by Invesco Distributors with respect to such share.  In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.

If the Plan is terminated or not continued, the Fund would not be contractually obligated to pay Invesco Distributors for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

FINANCIAL STATEMENTS

Because the Fund is new, financial statements are not yet available for the Fund.

APPENDIX A

RATINGS OF DEBT SECURITIES

The following is a description of the factors underlying the debt ratings of Moody’s, S&P, and Fitch.

Moody’s Long-Term Debt Ratings

Aaa:	Obligations rated ‘Aaa’ are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa:	Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated ‘A’ are judged to be upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated ‘Baa’ are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba:	Obligations rated ‘Ba’ are judged to be speculative and are subject to substantial credit risk.

B:	Obligations rated ‘B’ are considered speculative and are subject to high credit risk.

Caa:	Obligations rated ‘Caa’ are judged to be speculative of poor standing and are subject to very high credit risk.

Ca:	Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated ‘C’ are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms*.

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Moody’s Short-Term Prime Rating System

P-1:	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2:	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3:	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP (Not Prime):

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Moody’s MIG/VMIG US Short-Term Ratings

Short-Term Obligation Ratings
While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).
The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1:
This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2:	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3:	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG:	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. Please see our methodology that discusses demand obligations with conditional liquidity support.

We typically assign the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise we impute; and

•
The protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A:
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB:
An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC and C	:
Obligations rated ‘BB’, ‘B’, ‘CCC’ ‘CC’, and ‘C’ are regarded as having significant speculative characteristics.  ‘BB’ indicates the least degree of speculation and ‘C’ the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB:
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B:
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC:
An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC:
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.  The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C:
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D:
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or minus (-):
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR:
This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Standard & Poor’s Short-Term Issue Credit Ratings

A-1:
An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by S&P Global Ratings. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2:
An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3:
An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

B:
An obligor rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C:
An obligor rated ‘C’ is currently vulnerable to nonpayment that would result in an ‘SD’ or ‘D’ issuer rating and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

SD and D:
An obligor is rated ‘SD’ (selective default) or ‘D’ if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A ‘D’ rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to ‘D’ or ‘SD’ if it is conducting a distressed exchange offer.

Standard & Poor’s Municipal Short-Term Note Ratings Definitions

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes.  Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule -- the larger final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1:	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2:	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3:	Speculative capacity to pay principal and interest.

D:
‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Standard & Poor’s Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).
Fitch Credit Rating Scales

Fitch Ratings publishes opinions on a variety of scales. The most common of these are credit ratings, but the agency also publishes ratings, scores and other relative opinions relating to financial or operational strength. For example, Fitch also provides specialized ratings of servicers of residential and commercial mortgages, asset managers and funds. In each case, users should refer to the definitions of each individual scale for guidance on the dimensions of risk covered in each assessment.

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation (please see section Specific Limitations Relating to Credit Rating Scales for details). Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as ‘NR’.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings please refer to Fitch’s Ratings Transition and Default studies which detail the historical default rates and their meaning. The European Securities and Markets Authority also maintains a central repository of historical default rates.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

The primary credit rating scales can be used to provide a rating of privately issued obligations or certain note issuance programs or for private ratings. In this case the rating is not published, but only provided to the issuer or its agents in the form of a rating letter.

The primary credit rating scales may also be used to provide ratings for a more narrow scope, including interest strips and return of principal or in other forms of opinions such as Credit Opinions or Rating Assessment Services. Credit Opinions are either a notch- or category-specific view using the primary rating scale and omit one or more characteristics of a full rating or meet them to a different standard. Credit Opinions will be indicated using a lower case letter symbol combined with either an ‘*’ (e.g. ‘bbb+*’) or (cat) suffix to denote the opinion status. Credit Opinions will be point-in-time typically but may be monitored if the analytical group believes information will be sufficiently available. Rating Assessment Services are a notch-specific view using the primary rating scale of how an existing or potential rating may be changed by a given set of hypothetical circumstances. Rating Assessments are point-in-time opinions. Rating Assessments are not monitored; they are not placed on Watch or assigned an Outlook and are not published.
Fitch Long-Term Rating Scales

Issuer Default Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities in global infrastructure and project finance. IDRs opine on an entity’s relative vulnerability to default on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest credit quality.
‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality.
‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality.
‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality.
‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.
‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly speculative.
‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk.
Default is a real possibility.

CC: Very high levels of credit risk.
Default of some kind appears probable.

C: Near default
A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired.  Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. the formal announcement by the issuer or their agent of a distressed debt exchange;

d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD: Restricted default.
‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

a.	an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but
b.	has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
c.	has not otherwise ceased operating.

This would include:

i.	the selective payment default on a specific class or currency of debt;
ii.
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

iii.
the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default.
‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Notes
The modifiers + or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.
Fitch Short-Term Rating Scales

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1: Highest Short-Term Credit Quality.  Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality.  Good intrinsic capacity for timely payment of financial commitments.

F3: Fair Short-Term Credit Quality.  The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative Short-Term Credit Quality.  Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High Short-Term Default Risk.  Default is a real possibility.

RD: Restricted Default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Typically applicable to entity ratings only.

D: Default.  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B

PERSONS TO WHOM INVESCO PROVIDES
NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS
(as of [_____, 2020])

Service Provider	Disclosure Category
ABN AMRO Financial Services, Inc.	Broker (for certain Invesco Funds)
Absolute Color	Financial Printer
Anglemyer & Co.	Analyst (for certain Invesco Funds)
AXA	Other
Ballard Spahr Andrews & Ingersoll, LLP	Special Insurance Counsel
Barclays Capital, Inc.	Broker (for certain Invesco Funds)
Blaylock Robert Van LLC	Broker (for certain Invesco Funds)
BB&T Capital Markets	Broker (for certain Invesco Funds)
Bear Stearns Pricing Direct, Inc.	Pricing Vendor (for certain Invesco Funds)
BLNS Securities Ltd.	Broker (for certain Invesco Funds)
BOSC, Inc.	Broker (for certain Invesco Funds)
Brown Brothers Harriman & Co.	Custodian and Securities Lender (each, respectively, for certain Invesco Funds)
Cabrera Capital Markets	Broker (for certain Invesco Funds)
Charles River Systems, Inc.	System Provider
Chas. P. Young Co.	Financial Printer
Cirrus Research, LLC	Trading System
Citibank, N.A.	Custodian and Securities Lender (each, respectively, for certain Invesco Funds)
Citigroup Global Markets, Inc.	Broker (for certain Invesco Funds)
Commerce Capital Markets	Broker (for certain Invesco Funds)
Crane Data, LLC	Analyst (for certain Invesco Funds)
Credit Suisse International / Credit Suisse Securities (Europe) Ltd.	Service Provider
Crews & Associates	Broker (for certain Invesco Funds)
D.A. Davidson & Co.	Broker (for certain Invesco Funds)
Dechert LLP	Legal Counsel
DEPFA First Albany	Broker (for certain Invesco Funds)
Deutsche Bank Trust Company Americas	Custodian and Securities Lender (each, respectively, for certain Invesco Funds)
E.K. Riley Investments LLC	Broker (for certain Invesco Funds)
Empirical Research Partners	Analyst (for certain Invesco Funds)
Finacorp Securities	Broker (for certain Invesco Funds)
First Miami Securities	Broker (for certain Invesco Funds)
First Southwest Co.	Broker (for certain Invesco Funds)
First Tryon Securities	Broker (for certain Invesco Funds)
Fitch, Inc.	Rating & Ranking Agency (for certain Invesco Funds)
FT Interactive Data Corporation	Pricing Vendor
FTN Financial Group	Broker (for certain Invesco Funds)
GainsKeeper	Software Provider (for certain Invesco Funds)
GCom2 Solutions	Software Provider (for certain Invesco Funds)
George K. Baum & Company	Broker (for certain Invesco Funds)
Glass, Lewis & Co.	System Provider (for certain Invesco Funds)
Global Trading Analytics, LLC	Software Provider

Service Provider	Disclosure Category
Global Trend Alert	Analyst (for certain Invesco Funds)
Hattier, Sanford & Reynoir	Broker (for certain Invesco Funds)
Hutchinson, Shockey, Erley & Co.	Broker (for certain Invesco Funds)
ICI (Investment Company Institute)	Analyst (for certain Invesco Funds)
ICRA Online Ltd.	Rating & Ranking Agency (for certain Invesco Funds)
Lincoln Investment Advisors Corporation	Other
iMoneyNet, Inc.	Rating & Ranking Agency (for certain Invesco Funds)
Initram Data, Inc.	Pricing Vendor
Institutional Shareholder Services, Inc.	Proxy Voting Service (for certain Invesco Funds)
Invesco Investment Services, Inc.	Transfer Agent
Invesco Senior Secured Management, Inc.	System Provider (for certain Invesco Funds)
Investment Company Institute	Analyst (for certain Invesco Funds)
Investortools, Inc.	Broker (for certain Invesco Funds)
ITG, Inc.	Pricing Vendor (for certain Invesco Funds)
J.P. Morgan Chase Bank	Custodian and Securities Lender (each, respectively, for certain Invesco Funds)
J.P. Morgan Securities, Inc.	Analyst (for certain Invesco Funds)
J.P. Morgan Securities Inc.\Citigroup Global Markets Inc.\JPMorgan Chase Bank, N.A.	Lender (for certain Invesco Funds)
J.P. Morgan Securities	Broker (for certain Invesco Funds)
Janney Montgomery Scott LLC	Broker (for certain Invesco Funds)
John Hancock Investment Management Services, LLC	Sub-advisor (for certain sub-advised accounts)
Jorden Burt LLP	Special Insurance Counsel
KeyBanc Capital Markets, Inc.	Broker (for certain Invesco Funds)
Kramer Levin Naftalis & Frankel LLP	Legal Counsel
Lebenthal & Co. LLC	Broker (for certain Invesco Funds)
Lipper, Inc.	Rating & Ranking Agency (for certain Invesco Funds)
Loan Pricing Corporation	Pricing Service (for certain Invesco Funds)
Loop Capital Markets	Broker (for certain Invesco Funds)
M.R. Beal	Broker (for certain Invesco Funds)
MarkIt Group Limited	Pricing Vendor (for certain Invesco Funds)
Merrill Communications LLC	Financial Printer
Mesirow Financial, Inc.	Broker (for certain Invesco Funds)
Middle Office Solutions	Software Provider
Moody’s Investors Service	Rating & Ranking Agency (for certain Invesco Funds)
Morgan Keegan & Company, Inc.	Broker (for certain Invesco Funds)
Morrison Foerster LLP	Legal Counsel
MS Securities Services, Inc. and Morgan Stanley & Co. Incorporated	Securities Lender (for certain Invesco Funds)
Muzea Insider Consulting Services, LLC	Analyst (for certain Invesco Funds)
Ness USA Inc.	System provider
Noah Financial, LLC	Analyst (for certain Invesco Funds)
Omgeo LLC	Trading System
Piper Jaffray	Analyst (for certain Invesco Funds)
Prager, Sealy & Co.	Broker (for certain Invesco Funds)
PricewaterhouseCoopers LLP	Independent Registered Public Accounting Firm (for all Invesco Funds)
Protective Securities	Broker (for certain Invesco Funds)
Ramirez & Co., Inc.	Broker (for certain Invesco Funds)
Raymond James & Associates, Inc.	Broker (for certain Invesco Funds)
RBC Capital Markets	Analyst (for certain Invesco Funds)

Service Provider	Disclosure Category
RBC Dain Rauscher Incorporated	Broker (for certain Invesco Funds)
Reuters America LLC	Pricing Service (for certain Invesco Funds)
Rice Financial Products	Broker (for certain Invesco Funds)
Robert W. Baird & Co. Incorporated	Broker (for certain Invesco Funds)
RR Donnelley Financial	Financial Printer
Ryan Beck & Co.	Broker (for certain Invesco Funds)
SAMCO Capital Markets, Inc.	Broker (for certain Invesco Funds)
Seattle-Northwest Securities Corporation	Broker (for certain Invesco Funds)
Siebert Brandford Shank & Co., L.L.C.	Broker (for certain Invesco Funds)
Simon Printing Company	Financial Printer
Southwest Precision Printers, Inc.	Financial Printer
Southwest Securities	Broker (for certain Invesco Funds)
Standard and Poor’s/Standard and Poor’s Securities Evaluations, Inc.	Pricing Service and Rating and Ranking Agency (each, respectively, for certain Invesco Funds)
StarCompliance, Inc.	System Provider
State Street Bank and Trust Company	Custodian, Lender, Securities Lender, and System Provider (each, respectively, for certain Invesco Funds)
Sterne, Agee & Leach, Inc.	Broker (for certain Invesco Funds)
Stifel, Nicolaus & Company, Incorporated	Broker (for certain Invesco Funds)
Stradley Ronon Stevens & Young, LLP	Legal Counsel
The Bank of New York	Custodian and Securities Lender (each, respectively, for certain Invesco Funds)
The MacGregor Group, Inc.	Software Provider
The Savader Group LLC	Broker (for certain Invesco Funds)
Thomson Information Services Incorporated	Software Provider
UBS Financial Services, Inc.	Broker (for certain Invesco Funds)
UMB Bank, N.A.	Custodian and Securities Lender (each, respectively, for certain Invesco Funds)
VCI Group Inc.	Financial Printer
Vining Sparks IBG	Broker (for Certain Invesco Funds)
W.H Mell Associates, Inc.	Broker (for certain Invesco Funds)
Wachovia National Bank, N.A.	Broker (for certain Invesco Funds)
Western Lithograph	Financial Printer
Wiley Bros. Aintree Capital L.L.C.	Broker (for certain Invesco Funds)
William Blair & Co.	Broker (for certain Invesco Funds)
XSP, LLC\Solutions Plus, Inc.	Software Provider

APPENDIX C

TRUSTEES AND OFFICERS

As of May 31, 2020

The address of each trustee and officer is 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.  The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents.  Each officer serves for a one year term or until their successors are elected and qualified.  Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship Held by Trustee/Director During Past 5 Years
Interested Trustees:
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly:  Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company),  Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			203	None
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company)	203	Director and Chairman of the Audit Committee, ALPS (Attorneys

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Formerly:  Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council

				Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	203	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	203
Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non -profit); and President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	203	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	203	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment

LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	203	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019
Formerly:  Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission  and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission;  Associate at Ropes & Gray LLP;  and Trustee of certain Oppenheimer Funds
			203
Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

Anthony J. LaCava, Jr.– 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	203	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	203	None
Joel W. Motley – 1952 Trustee	2019
Director of Office of Finance, Federal Home Loan Bank System; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member
of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)
Formerly:  Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)
			203
Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel — 1962 Trustee	2017	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	203	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	203	Federal Reserve Bank of Dallas
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; Senior Partner, KPMG LLP	203	None
Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	203	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn – 1945	2019	Retired	203	Board member and Chairman of Audit

Trustee
Formerly:  Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds

Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	203	ISO New England, Inc. (non-profit organization managing regional electricity market)
Officers
Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	2003
Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.
Formerly:  Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust
			N/A	N/A

Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018
Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC;  Secretary, W.L. Ross & Co., LLC
Formerly:  Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.
			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019
Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc.  (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.
Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC
		N/A	N/A
John M. Zerr – 1962 Senior Vice President	2006
Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered
		N/A	N/A

investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée
Formerly:  Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey - 1962	2012	Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment	N/A	N/A

Senior Vice President
adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC

Formerly:  Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008
Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President,  Invesco Advisers, Inc.

Formerly:  Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds
		N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013
Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.
		N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer	2020
Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)
		N/A	N/A

Trustee Ownership of Fund Shares as of December 31, 2019

Name of Trustee	Dollar Range of Equity Securities Per Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Invesco Funds
Interested Persons
Martin L. Flanagan	None	Over $100,000
Independent Trustees
David C. Arch	None	Over $100,000
Beth Ann Brown	None	Over $100,000
Bruce L. Crockett	None	Over $100,000[2]
Jack M. Fields	None	Over $100,000
Cynthia Hostetler	None	Over $100,000[2]
Eli Jones	None	Over $100,000[2]
Elizabeth Krentzman	None	Over $100,000
Anthony J. LaCava, Jr.	None	Over $100,000[2]
Prema Mathai-Davis	None	Over $100,000[2]
Joel W. Motley	None	Over $100,000[2]
Teresa M. Ressel	None	None
Ann Barnett Stern	None	Over $100,000[2]
Robert C. Troccoli	None	Over $100,000[2]
Daniel S. Vandivort	None	Over $100,000[2]
James D. Vaughn	None	Over $100,000[2]
Christopher L. Wilson	None	Over $100,000[2]

2 Includes total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan.  Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Invesco Funds.

APPENDIX D

TRUSTEE COMPENSATION TABLE

Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with Invesco during the year ended December 31, 2019, unless otherwise noted. The information below also provides information regarding compensation paid to Russell Burk, the Fund’s Senior Vice President and Senior Officer, and Robert Leveille, the Fund’s Chief Compliance Officer, during the year ended December 31, 2019.

Trustee	Aggregate Compensation From the Trust (1)	Retirement Benefits Accrued by All Invesco Funds	Estimated Annual Benefits Upon Retirement (2)	Total Compensation From All Invesco Funds Paid to Trustees (3)
Independent Trustees(4)
David C. Arch	$60,331	-	$205,000	$410,486
Beth Ann Brown(6)	$12,202	-	-	$191,316
Bruce L. Crockett	$94,936	-	$205,000	$679,516
Jack M. Fields	$58,715	-	$205,000	$409,378
Cynthia Hostetler	$52,066	-	-	$374,320
Eli Jones	$55,413	-	-	$391,836
Elizabeth Krentzman(6)	$12,202	-	-	$192,066
Anthony J. LaCava Jr.(5)	$27,998	-	-	$306,732
Prema Mathai-Davis	$58,344	-	$205,000	$406,878
Joel W. Motley(6)	$12,202	-	-	$188,066
Teresa Ressel	$52,179	-	-	$368,728
Ann Barnett Stern	$53,173	-	-	$397,070
Robert C. Troccoli	$54,901	-	-	$376,336
Daniel S. Vandivort(6)	$12,489	-	-	$206,709
James D. Vaughn(6)	$12,202	-	-	$205,066
Christopher L. Wilson(6)	$53,968	-	-	$432,974
Officer
Russell Burk	$120,786	-	-	N/A
Robert Leveille(7)	$100,589	-	-	N/A

[1]
Amounts shown are based on the fiscal year ended August 31, 2019.  The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended August 31, 2019, including earnings, was $230,548. The table also provides the compensation paid by the Trust to certain Officers for the fiscal year ended August 31, 2019.

[2]
These amounts represent the estimated annual benefits payable by the Invesco Funds upon the trustees’ retirement and assumes each trustee serves until his or her normal retirement date.  These amounts are not adjusted to reflect deemed investment appreciation or depreciation.

[3]
These amounts represent the compensation paid from all Invesco Funds to the individuals who serve as trustees.  All trustees currently serve as trustee of 32 registered investment companies advised by Invesco, unless otherwise noted.

[4]	On December 31, 2019, Mr. Raymond Stickel, Jr. retired. During the fiscal year ended August 31, 2019, compensation from the Trust for Mr. Stickel was $59,516.
5 Mr. LaCava was appointed as Trustee of the Trust effective March 1, 2019.
[6]
Mss. Brown and Krentzman and Messrs. Motley, Vandivort, and Vaughn were appointed as Trustees for all open-end funds in the Invesco Fund Complex (which includes all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd.) and Invesco Senior Loan Fund effective June 10, 2019 and were appointed as Trustees for all closed-end funds in the Invesco Fund Complex effective September 17, 2019.

7      Mr. Todd Kuehl replaced Mr. Leveille as Chief Compliance Officer of the Trust effective May 1, 2020.

D-1

APPENDIX E

PROXY VOTING POLICIES AND PROCEDURES

Invesco’s Policy Statement on Global Corporate
Governance and Proxy Voting
The Adviser and each sub-adviser rely on this policy. In addition, Invesco Advisers, Inc., Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Capital Management LLC and Invesco Asset Management (India) Pvt. Ltd. have also adopted operating guidelines and procedures for proxy voting particular to each regional investment center. Such guidelines and procedures are attached hereto.

Invesco’s Policy Statement on Global Corporate Governance and Proxy Voting
February, 2020

I.	Guiding Principles and Philosophy
Public companies hold shareholder meetings, attended by the company’s executives, directors, and shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and auditors, are addressed and where applicable, voted on. Proxy voting gives shareholders the opportunity to vote on issues that impact the company’s operations and policies without being present at the meetings.
Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with clients’ best interests, which Invesco interprets to mean clients’ best economic interests, this Policy and the operating guidelines and procedures of Invesco’s regional investment centers.
Invesco investment teams vote proxies on behalf of Invesco-sponsored funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf.
The proxy voting process at Invesco, which is driven by investment professionals, focuses on maximizing long-term value for our clients, protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. Invesco takes a nuanced approach to voting and, therefore, many matters to be voted upon are reviewed on a case by case basis.
Votes in favor of board or management proposals should not be interpreted as an indication of insufficient consideration by Invesco fund managers. Such votes may reflect the outcome of past or ongoing engagement and active ownership by Invesco with representatives of the companies in which we invest.

II.	Applicability of this Policy
This Policy sets forth the framework of Invesco’s corporate governance approach, broad philosophy and guiding principles that inform the proxy voting practices of Invesco’s investment teams around the world. Given the different nature of these teams and their respective investment processes, as well as the significant differences in regulatory regimes and market practices across jurisdictions, not all aspects of this Policy may apply to all Invesco investment teams at all times. In the case of a conflict between this Policy and the operating guidelines and procedures of a regional investment center the latter will control.

III.	Proxy Voting for Certain Fixed Income, Money Market and Index Strategies
For proxies held by certain client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds), Invesco will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies (“Majority Voting”). In this manner Invesco seeks to leverage the active-equity expertise and comprehensive proxy voting reviews conducted by teams employing active-equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy. When there are no corresponding active-equity shares held by Invesco, the proxies for those strategies will be voted in the following manner: (i) for U.S. issuers, in line with Invesco custom voting guidelines derived from the guidelines set forth below; and (ii) for non-U.S. issuers, in line with the recommendations of a third-party proxy advisory service.

IV.	Conflicts of Interest
There may be occasions where voting proxies may present a real or perceived conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors. Under Invesco’s Code of Conduct, Invesco entities and individuals are strictly prohibited from putting personal benefit, whether tangible or intangible, before the interests of clients. “Personal benefit” includes any intended benefit for Invesco, oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for the relevant Invesco client.
Firm-level Conflicts of Interest
A conflict of interest may exist if Invesco has a material business relationship with, or is actively soliciting business from, either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote (e.g., issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts). Invesco’s proxy governance team maintains a list of all such issuers for which a conflict of interest exists.
If the proposal that gives rise to the potential conflict is specifically addressed by this Policy or the operating guidelines and procedures of the relevant regional investment center, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, the Global IPAC (as described below) will vote the proxy.
Because this Policy and the operating guidelines and procedures of each regional investment center are pre-determined and crafted to be in the best interest of clients, applying them to vote client proxies should, in most instances, resolve any potential conflict of interest. As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients.

2

Personal Conflicts of Interest
A conflict also may exist where an Invesco employee has a known personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.
All Invesco personnel with proxy voting responsibilities are required to report any known personal conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.
Other Conflicts of Interest
To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held in client accounts from time to time.1 Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. Shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund as required by federal securities law or any exemption therefrom. Additionally, Invesco or its Funds may vote proportionally in other cases where required by law.

V.	Use of Third-Party Proxy Advisory Services
Invesco may supplement its internal research with information from third-parties, such as proxy advisory firms. However, Invesco generally retains full and independent discretion with respect to proxy voting decisions.
As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages. This includes reviews of information regarding the capabilities of their research staffs, methodologies for formulating voting recommendations, the adequacy and quality of staffing, personnel and technology, as applicable, and internal controls, policies and procedures, including those relating to possible conflicts of interest. In addition, Invesco regularly monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards.

VI.	Global Proxy Voting Platform and Administration
Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global Invesco Proxy Advisory Committee (“Global IPAC”). The Global IPAC is a global investments-driven committee comprised of representatives from various investment management teams and Invesco’s Global Head of ESG. The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex. Absent a conflict of interest, the Global IPAC representatives, in consultation with the respective investment team, are responsible for voting proxies for the securities the team manages

[1]
Generally speaking, Invesco does not invest for its clients in the shares of Invesco Ltd., however, limited exceptions apply in the case of funds or accounts designed to track an index that includes Invesco Ltd. as a component.

3

(unless such responsibility is explicitly delegated to the portfolio managers of the securities in question). In addition to the Global IPAC,for some clients, third parties (e.g., U.S. fund boards) provide oversight of the proxy process. The Global IPAC and Invesco’s proxy administration and governance team, compliance and legal teams annuallycommunicate andreview this Policy and the operating guidelines and procedures of each regional investment center to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices.
Invesco maintains a proprietary global proxy administration platform, known as the “fund manager portal” and supported by the Global Head of ESG and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions, such as share blocking and managing conflicts of interest issuers. Managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.
The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, where applicable, is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use the platform to access third-party proxy research.

VII.	Non-Votes
In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any benefit to clients. Such circumstances could include, for example:

•
If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities;

•
In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share-blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security; or

•
Some companies require a representative to attend meetings in person to vote a proxy. Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

In addition, there may be instances in which Invesco is unable to vote all of its clients’ proxies despite using commercially reasonable efforts to do so. For example, Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision. In other cases, voting may not be practicable due to operational limitations. In such cases, Invesco may choose not to vote, to abstain from voting,

4

to vote in line with management or to vote in accordance with proxy advisor recommendations. These matters are left to the discretion of the relevant portfolio manager.

VIII.	Proxy Voting Guidelines
The following guidelines describe Invesco’s general positions on various proxy voting issues. The guidelines are not intended to be exhaustive or prescriptive. As noted above, Invesco’s proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner he or she deems most appropriate, consistent with Invesco’s proxy voting principles and philosophy discussed in Sections I. through IV. Individual proxy votes therefore will differ from these guidelines from time to time.
Invesco generally affords management discretion with respect to the operation of a company’s business and will generally support a board’s discretion on proposals relating to ordinary business practices and routine matters, unless there is insufficient information to decide about the nature of the proposal.
Invesco generally abstains from voting on or opposes proposals that are “bundled” or made contingent on each other (e.g., proposals to elect directors and approve compensation plans) where there is insufficient information to decide about the nature of the proposals.

A.	Shareholder Access and Treatment of Shareholder Proposals – General
Invesco reviews on a case by case basis but generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action, and proposals to promote the adoption of generally accepted best practices in corporate governance, provided that such proposals would not require a disproportionate amount of management attention or corporate resources or otherwise that may inappropriately disrupt the company’s business and main purpose, usually set out in their reporting disclosures and business model. Likewise, Invesco reviews on a case by case basis but generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted (for example, where minority shareholders’ rights are not adequately protected).

B.	Environmental, Social and Corporate Responsibility Issues
Invesco believes that a company’s long-term response to environmental, social and corporate responsibility issues can significantly affect long-term shareholder value. We recognize that to manage a corporation effectively, directors and management may consider not only the interests of shareholders, but also the interests of employees, customers, suppliers, creditors and the local community, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco generally will evaluate proposals relating to environmental, social and corporate responsibility issues on a case by case basis and will vote on those proposals in a manner intended to maximize long-term shareholder value. Invesco may choose, however, to abstain on voting on proposals relating to environmental, social and corporate responsibility issues.

5

Invesco reviews on a case by case basis but generally supports the following proposals relating to these issues:

•	Gender pay gap proposals

•	Political contributions disclosure/political lobbying disclosure/political activities and action

•	Data security, privacy, and internet issues

•	Report on climate change/climate change action

•	Gender diversity on boards

C.	Capitalization Structure Issues

i.	Stock Issuances
Invesco generally supports a board’s proposal to issue additional capital stock to meet ongoing corporate needs, except where the request could adversely affect Invesco clients’ ownership stakes or voting rights. Some capitalization proposals, such as those to authorize common or preferred stock with special voting rights or to issue additional stock in connection with an acquisition, may require additional analysis. Invesco generally opposes proposals to issue additional stock without preemptive rights, as those issuances do not permit shareholders to share proportionately in any new issues of stock of the same class. Invesco generally opposes proposals to authorize classes of preferred stock with unspecified voting, conversion, dividend or other rights (“blank check” stock) when they appear to be intended as an anti-takeover mechanism; such issuances may be supported when used for general financing purposes.

ii.	Stock Splits
Invesco generally supports a board’s proposal to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given the company’s industry and performance in terms of shareholder returns.

iii.	Share Repurchases
Invesco generally supports a board’s proposal to institute open-market share repurchase plans only if all shareholders participate on an equal basis.

D.	Corporate Governance Issues
i. General
Invesco reviews on a case by case basis but generally supports the following proposals related to governance matters:

•	Adopt proxy access right

6

•	Require independent board chairperson

•	Provide right to shareholders to call special meetings

•	Provide right to act by written consent

•	Submit shareholder rights plan (poison pill) to shareholder vote

•	Reduce supermajority vote requirement

•	Remove antitakeover provisions

•	Declassify the board of directors

•	Require a majority vote for election of directors

•	Require majority of independent directors on the board

•	Approve executive appointment

•	Adopt exclusive forum provision
Invesco generally supports a board’s discretion to amend a company’s articles concerning routine matters, such as formalities relating to shareholder meetings. Invesco generally opposes non-routine amendments to a company’s articles if any of the proposed amendments would limit shareholders’ rights or there is insufficient information to decide about the nature of the proposal.
ii. Board of Directors

1.	Director Nominees in Uncontested Elections
Subject to the other considerations described below, in an uncontested director election for a company without a controlling shareholder, Invesco generally votes in favor of the director slate if it is comprised of at least a majority of independent directors and if the board’s key committees are fully independent, effective and balanced. Key committees include the audit, compensation/remuneration and governance/nominating committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

2.	Director Nominees in Contested Elections
Invesco recognizes that short-term investment sentiments influence the corporate governance landscape and may influence companies in Invesco clients’ portfolios and more broadly across the market. Invesco recognizes that short-term investment sentiment may conflict with long-term value creation and as such looks at each proxy contest matter on a case by case basis, considering factors such as:

•	Long-term financial performance of the company relative to its industry

7

•	Management’s track record

•	Background to the proxy contest

•	Qualifications of director nominees (both slates)

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

•	Stock ownership positions in the company

3.	Director Accountability
Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders. Examples include, without limitation, poor attendance (less than 75%, absent extenuating circumstances) at meetings, director “overboarding” (as described below), failing to implement shareholder proposals that have received a majority of votes and/or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. Invesco generally supports shareholder proposals relating to the competence of directors that are in the best interest of the company’s performance and the interest of its shareholders. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.
Invesco generally withholds votes from directors who serve on an excessive number of boards of directors (“overboarding”). Examples of overboarding may include when (i) a non-executive director is sitting on more than six public company boards, and (ii) a CEO is sitting on the board of more than two public companies besides the CEO’s own company, excluding the boards of majority-owned subsidiaries of the parent company.

4.	Director Independence
Invesco generally supports proposals to require a majority of directors to be independent unless particular circumstances make this not feasible or in the best interests of shareholders. We generally vote for proposals that would require the board’s audit, compensation/remuneration, and/or governance/nominating committees to be composed exclusively of independent directors because this minimizes the potential for conflicts of interest.

5.	Director Indemnification
Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Accordingly, unless there is insufficient information to make a decision about the nature of the proposal, Invesco will generally support a board’s discretion regarding proposals to limit

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directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the company and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.

6.	Separate Chairperson and CEO
Invesco evaluates these proposals on a case by case basis, recognizing that good governance requires either an independent chair or a qualified, proactive, and lead independent director.
Voting decisions may consider, among other factors, the presence or absence of:

•	a designated lead director, appointed from the ranks of the independent board members, with an established term of office and clearly delineated powers and duties

•	a majority of independent directors

•	completely independent key committees

•	committee chairpersons nominated by the independent directors

•	CEO performance reviewed annually by a committee of independent directors

•	established governance guidelines

7.	Majority/Supermajority/Cumulative Voting for Directors
The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco generally votes in favor of proposals to elect directors by a majority vote. Except in cases where required by law in the jurisdiction of incorporation or when a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.
The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally opposes such proposals as unnecessary where the company has adopted a majority voting standard. However, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

8.	Staggered Boards/Annual Election of Directors
Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

9.	Board Size

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Invesco believes that the number of directors is an important factor to consider when evaluating the board’s ability to maximize long-term shareholder value. Invesco approaches proxies relating to board size on a case by case basis but generally will defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

10.	Director Term Limits and Retirement Age
Invesco believes it is important for a board of directors to examine its membership regularly with a view to ensuring that the company continues to benefit from a diversity of director viewpoints and experience. We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.
iii. Audit Committees and Auditors

1.	Qualifications of Audit Committee and Auditors
Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Audit Committee and holds its members accountable for the quality of the company’s financial statements and reports.

2.	Auditor Indemnifications
A company’s independent auditors play a critical role in ensuring and attesting to the integrity of the company’s financial statements. It is therefore essential that they perform their work in accordance with the highest standards. Invesco generally opposes proposals that would limit the liability of or indemnify auditors because doing so could serve to undermine this obligation.

3.	Adequate Disclosure of Auditor Fees
Understanding the fees earned by the auditors is important for assessing auditor independence. Invesco’s support for the re-appointment of the auditors will take into consideration the availability of adequate disclosure concerning the amount and nature of audit versus non-audit fees. Invesco generally will support proposals that call for this disclosure if it is not already being made.

E.	Remuneration and Incentives
Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain

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objectionable structural features, and plans that appear likely to reduce the value of the client’s investment.
i. Independent Compensation/Remuneration Committee
Invesco believes that an independent, experienced and well-informed compensation/remuneration committee is critical to ensuring that a company’s remuneration practices align with shareholders’ interests and, therefore, generally supports proposals calling for a compensation/remuneration committee to be comprised solely of independent directors.
ii. Advisory Votes on Executive Compensation
Invesco believes that an independent compensation/remuneration committee of the board, with input from management, is generally best positioned to determine the appropriate components and levels of executive compensation, as well as the appropriate frequency of related shareholder advisory votes. This is particularly the case where shareholders can express their views on remuneration matters through annual votes for or against the election of the individual directors who comprise the compensation/remuneration committee. Invesco, therefore, generally will support management’s recommendations regarding the components and levels of executive compensation and the frequency of shareholder advisory votes on executive compensation. However, Invesco will vote against such recommendations where Invesco determines that a company’s executive remuneration policies are not properly aligned with shareholder interests or may create inappropriate incentives for management.
iii. Equity Based Compensation Plans
Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include, without limitation, the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to replenish shares automatically without shareholder approval.
iv. Severance Arrangements
Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case by case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high quality executive talent. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of senior executives’ severance agreements while generally opposing proposals that require such agreements to be ratified by shareholders in advance of their adoption.
v. “Claw Back” Provisions
Invesco generally supports so called “claw back” policies intended to recoup remuneration paid to senior executives based upon materially inaccurate financial reporting (as evidenced by later restatements) or fraudulent accounting or business practices.

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vi. Employee Stock Purchase Plans
Invesco generally supports employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

F.	Anti-Takeover Defenses
Measures designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they have the potential to create conflicts of interests among directors, management and shareholders. Such measures include adopting or renewing shareholder rights plans (“poison pills”), requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. In determining whether to support a proposal to add, eliminate or restrict anti-takeover measures, Invesco will examine the elements of the proposal to assess the degree to which it would adversely affect shareholder rights of adopted. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote, as well as the following proposals:

•	Provide right to act by written consent

•	Provide right to call special meetings

•	Adopt fair price provision

•	Approve control share acquisition
Invesco generally opposes payments by companies to minority shareholders intended to dissuade such shareholders from pursuing a takeover or another change (sometimes known as “greenmail”) because these payments result in preferential treatment of some shareholders over others.
Companies occasionally require shareholder approval to engage in certain corporate actions or transactions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco generally determines its votes for these types of corporate actions after a careful evaluation of the proposal. Generally, Invesco will support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy. However, Invesco will generally oppose proposals to change a company’s corporate form or to “go dark” (i.e., going private transactions) without shareholder approval.
Reincorporation involves re-establishing the company in a different legal jurisdiction. Invesco generally will vote for proposals to reincorporate a company if the board and management have demonstrated sound financial or business reasons for the move. Invesco generally will oppose proposals to reincorporate if they are solely part of an anti-takeover defense or intended to limit directors’ liability.
Invesco will generally support proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

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Proxy Voting Guidelines
for
Invesco Advisers, Inc.

PROXY VOTING GUIDELINES

Applicable to	All Advisory Clients, including the Invesco Funds
Risk Addressed by the Guidelines	Breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco’s interests ahead of client’s best interests in voting proxies
Relevant Law and Other Sources	U.S. Investment Advisers Act of 1940, as amended
Last ☒Reviewed ☒Revised by Compliance for Accuracy	April 19, 2016
Guideline Owner	U.S. Compliance and Legal
Policy Approver	Invesco Advisers, Inc., Invesco Funds Board
Approved/Adopted Date	May 3-4, 2016
The following guidelines apply to all institutional and retail funds and accounts that have explicitly authorized Invesco Advisers, Inc. (“Invesco”) to vote proxies associated with securities held on their behalf (collectively, “Clients”).
A. INTRODUCTION
Invesco Ltd. (“IVZ”), the ultimate parent company of Invesco, has adopted a global policy statement on corporate governance and proxy voting (the “Invesco Global Proxy Policy”). The policy describes IVZ’s views on governance matters and the proxy administration and governance approach. Invesco votes proxies by using the framework and procedures set forth in the Invesco Global Proxy Policy, while maintaining the Invesco-specific guidelines described below.
B. PROXY VOTING OVERSIGHT: THE MUTUAL FUNDS’ BOARD OF TRUSTEES
In addition to the Global Invesco Proxy Advisory Committee, the Invesco mutual funds’ board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by Invesco’s Global Head of Proxy Governance and Responsible Investment.

C. USE OF THIRD PARTY PROXY ADVISORY SERVICES
Invesco has direct access to third-party proxy advisory analyses and recommendations (currently provided by Glass Lewis (“GL”) and Institutional Shareholder Services, Inc. (“ISS”)), among other research tools, and uses the information gleaned from those sources to make independent voting decisions.
Invesco’s proxy administration team performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages. When deemed appropriate, representatives from the proxy advisory firms are asked to deliver updates directly to the mutual funds’ board of trustees. Invesco conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies. Invesco’s proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco’s policies and procedures. Furthermore, each proxy advisory firm completes an annual due diligence questionnaire submitted by Invesco, and Invesco conducts on-site due diligence at each firm, in part to discuss their responses to the questionnaire.
If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco’s proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm’s control structure and assess the efficacy of the measures instituted to prevent further errors.
ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors. ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.
D. PROXY VOTING GUIDELINES
The following guidelines describe Invesco’s general positions on various common proxy issues. The guidelines are not intended to be exhaustive or prescriptive. Invesco’s proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner that he or she deems to be the most appropriate, consistent with the proxy voting principles and philosophy discussed in the Invesco Global Proxy Policy. Individual proxy votes therefore will differ from these guidelines from time to time.

I.	Corporate Governance
Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board.

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The following are specific voting issues that illustrate how Invesco applies this principle of accountability.
Elections of directors
In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the audit, compensation and governance or nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.
Director performance
Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their Level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called “clawback” provisions.
Auditors and Audit Committee members
Invesco believes a company’s audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company’s audit committee, or when ratifying a company’s auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company’s financial statements and reports.
Majority standard in director elections
The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.
Staggered Boards/Annual Election of Directors
Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.
Supermajority voting requirements
Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.
Responsiveness of Directors
Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

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Cumulative voting
The practice of cumulative voting can enable minority shareholders to have representation on a company’s board, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.
Proxy access
Invesco generally supports shareholders’ nominations of directors in the proxy statement and ballot because it increases the accountability of the board to shareholders. Invesco will generally consider the proposed minimum period of ownership (e.g., three years), minimum ownership percentage (e.g., three percent), limitations on a proponent’s ability to aggregate holdings with other shareholders and the maximum percentage of directors who can be nominated when determining how to vote on proxy access proposals.
Shareholder access
On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.
Exclusive Forum
Invesco generally supports proposals that would designate a specific jurisdiction in company bylaws as the exclusive venue for certain types of shareholder lawsuits in order to reduce costs arising out of multijurisdidional litigation.

II.	Compensation and Incentives
Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.
Following are specific voting issues that illustrate how Invesco evaluates incentive plans.
Executive compensation
Invesco evaluates executive compensation plans within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

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Equity-based compensation plans
Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.
Employee stock-purchase plans
Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.
Severance agreements
Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.

III.	Capitalization
Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions
Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V.	Anti-Takeover Measures
Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

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VI.	Environmental, Social and Corporate Responsibility Issues
Invesco believes that a company’s response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value. Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

VII.	Routine Business Matters
Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports a board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

D.	EXCEPTIONS
ClientMaintains Right to Vote Proxies
In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these guidelines and the Invesco Global Proxy Policy, unless the Client retains in writing the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.
Voting for Certain Investment Strategies
For cash sweep investment vehicles selected by a Client but for which Invesco has proxy voting authority over the account and where no other Client holds the same securities, Invesco will vote proxies based on ISS recommendations.
Funds of Funds
Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

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F.	POLICIES AND VOTE DISCLOSURE

A copy of these guidelines, the Invesco Global Proxy Policy and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

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Proxy Voting Guidelines
for
Invesco Asset Management Limited (UK)

Invesco

Henley Investment Centre

UK Stewardship Policy

Contents

Page

03	Introduction

03	What is the UK Stewardship Code?

03	Our compliance with the Stewardship Code

04	Introduction to the principles of the Stewardship Code

05	Principle 1: Institutional investors should publicly disclose their policy on how they will discharge their stewardship responsibilities.

06	Principle 2: Institutional investors should have a robust policy on managing conflicts of interest in relation to stewardship and this policy should be publicly disclosed.

07	Principle 3: Institutional investors should monitor their investee companies.

08	Principle 4: Institutional investors should establish clear guidelines on when and how they will escalate their activities as a method of protecting and enhancing shareholder value.

09	Principle 5: Institutional investors should be willing to act collectively with other investors where appropriate

09	Principle 6: Institutional investors should have a clear policy on voting and disclosure of voting activity

11	Principle 7: Institutional investors should report periodically on their stewardship and voting activities

11	Further information/useful links

11	Key contact details for matters concerning stewardship

Henley Investment Centre UK Stewardship Policy	03

Introduction
This paper describes Invesco’s approach to stewardship in the UK and in particular how our policy and procedures meet the requirements of the Financial Reporting Council’s (FRC) UK Stewardship Code (the Code). Its purpose is to increase understanding of the philosophy, beliefs and practices that drive the Henley Investment Centre’s behaviours as a significant institutional investor in markets around the world.
Invesco’s Henley Investment Centre has supported the development of good governance in the UK and beyond for many years. We are signatories and supporters of the FRC’s Stewardship Code. The Code sets out a number of areas of good practice to which the FRC believes institutional investors should aspire. It also describes steps asset owners can take to protect and enhance the value that accrues to the ultimate beneficiary.
This document is designed to describe how we approach our stewardship responsibilities and how this is consistent with and complies with the Code. It also provides useful links to relevant documents, codes and regulation for those who would like to look further at the broader context of our policy and the Code, as well as our commitment to other initiatives in this area, such as the UN supported Principles for Responsible Investment, of which Invesco is a signatory.
Key contact details are available at the end of this document should you have any questions on any aspect of our stewardship activities.
What is the UK Stewardship Code?
The UK Stewardship Code is a set of principles and guidance for institutional investors which represents current best practice on how they should perform their stewardship duties. The purpose of the Code is to improve the quality of engagement between institutional investors and companies to help improve long-term returns to shareholders and the efficient exercise of governance responsibilities. The Code was published by the FRC in July 2010, was updated in September 2012, and will continue to be overseen by the FRC. Commitment to the Code is on a “comply or explain” basis.
Our compliance with the UK Stewardship Code
Invesco is committed to being a responsible investor. We serve our clients in this space as a trusted partner both on specific responsible investment product strategies as well as part of our commitment to deliver a superior investment experience. Invesco signed the UN sponsored Principles for Responsible Investment (PRI) in 2013 thereby formalising our commitment to responsible investment globally. We achieved an A+ rating in our 2017 PRI assessment for our strategy and governance in responsible investment. This rating demonstrates our extensive efforts in terms of environmental, social and governance (ESG) integration, active ownership, investor collaboration and transparency. The diversity of Invesco means that investment centres and strategies will vary in their approaches to implementation of responsible investment. Global resources both in terms of external research input and a global team of experts underpin and drive this effort alongside our investment centres. Invesco is a signatory to the UK Stewardship Code. The Code sets out seven principles, which support good practice on engagement with investee companies, and to which the FRC believes institutional investors should aspire.
The Henley Investment Centre takes its responsibilities for investing its clients’ money very seriously. As a core part of the investment process, its fund managers will endeavour to establish a dialogue with company management to promote company decision making that is in the best interests of shareholders, and takes into account ESG issues.
Being a major shareholder in a company is more than simply expecting to benefit from its future earnings streams. In the Henley Investment Centre’s view, it is about helping to provide the capital a company needs to grow, about being actively involved in its strategy, when necessary, and helping to ensure that shareholder interests are always at the forefront of management’s thoughts.
We recognize that different asset classes will vary in their approach to implementation of stewardship activities. Where relevant, the fixed interest and multi-asset teams consider ESG elements as part of their investment research.
The Henley Investment Centre primarily defines stewardship as representing the best interests of clients in its fiduciary role as a discretionary asset manager (not asset owner) and as an institutional shareholder. This is considered more appropriate than undertaking the direct management of investee companies, which we believe should always remain the responsibility of the directors and executives of those companies.
The Henley Investment Centre may at times seek to influence strategies of investee companies, where appropriate, on behalf of its clients, but it will never seek to be involved in the day to day running of any investee companies. The Henley Investment Centre considers that being an active shareholder is fundamental to good Corporate Governance. Although this does not entail intervening in daily management decisions, it does involve supporting general standards for corporate activity and, where necessary, taking the initiative to ensure those standards are met, with a view to protecting and enhancing value for investors in our portfolios.
Engagement will also be proportionate and will reflect the size of holdings, length of holding period and liquidity of the underlying company shares. Given that the majority of the Henley Investment Centre’s investments are part of a very active asset management culture, engagement with those companies in which it chooses to invest its clients’ money is very important. Encouraging high standards of corporate governance within those companies that it invests is key to achieving successful outcomes for its clients.
The Henley Investment Centre sets out below how it complies with each principle of the FRC’s Stewardship code, or details why we have chosen to take a different approach, where relevant.

Henley Investment Centre UK Stewardship Policy	04

Scope
The scope of this policy covers all portfolios that are managed by the Invesco investment teams located in Henley on Thames, United Kingdom and specifically excludes portfolios that are managed by other investment teams within the wider Invesco group that have their own voting, corporate governance and stewardship policies, all falling under the broader global policy. As an example, within Invesco’s UK ICVC range the following funds are excluded: Invesco US Enhanced Index Fund (UK), Invesco Balanced Risk 8 Fund (UK), Invesco Balanced Risk 10 Fund (UK), Invesco European ex UK Enhanced Index Fund (UK), Invesco Global Balanced Index Fund (UK), Invesco Global ex-UK Core Equity Index Fund (UK), Invesco Global ex-UK Enhanced Index Fund (UK), Invesco Hong Kong  & China Fund (UK), Invesco Japanese Smaller Companies Fund (UK) and Invesco UK Enhanced Index Fund (UK).
Introduction to the principles of the Stewardship Code
There are 7 principles under the Stewardship Code. Each principle is accompanied by guidance to help investors focus on how to meet it.
The principles are as follows:

Principle 1:	Institutional investors should publicly disclose their policy on how they will discharge their stewardship responsibilities.

Principle 2:	Institutional investors should have a robust policy on managing conflicts of interest in relation to stewardship and this policy should be publicly disclosed.

Principle 3:	Institutional investors should monitor their investee companies.

Principle 4:	Institutional investors should establish clear guidelines on when and how they will escalate their activities as a method of protecting and enhancing shareholder value.

Principle 5:	Institutional investors should be willing to act collectively with other investors where appropriate.

Principle 6:	Institutional investors should have a clear policy on voting and disclosure of voting activity.

Principle 7:	Institutional investors should report periodically on their stewardship and voting activities.

Henley Investment Centre UK Stewardship Policy	05

Principle 1
Institutional investors should publicly disclose their policy on how they will discharge their stewardship responsibilities.
Guidance
Stewardship activities include monitoring and engaging with companies on matters such as strategy, performance, risk, capital structure and corporate governance, including culture and remuneration.
Engagement is purposeful dialogue with companies on those matters as well as on issues that are the immediate subject of votes at general meetings.
The policy should disclose how the institutional investor applies stewardship with the aim of enhancing and protecting the value for the ultimate beneficiary or client.
The statement should reflect the institutional investor’s activities within the investment chain, as well as the responsibilities that arise from those activities. In particular, the stewardship responsibilities of those whose primary activities are related to asset ownership may be different from those whose primary activities are related to asset management or other investment related services.
Where activities are outsourced, the statement should explain how this is compatible with the proper exercise of the institutional investor’s stewardship responsibilities and what steps the investor has taken to ensure that they are carried out in a manner consistent with the approach to stewardship set out in the statement.
The disclosure should describe arrangements for integrating stewardship within the wider investment process.
Invesco’s Investors’ approach:
The Henley Investment Centre complies with Principle 1 by publishing Invesco’s Global Policy Statement on Corporate Governance and Proxy Voting and this document around the specific application to Invesco on its website.
In this document we explain our philosophy on stewardship, our proxy voting policy and how we deal with conflicts of interest. In addition, this statement of compliance with the UK Stewardship Code indicates how the Henley Investment Centre addresses engagement, monitoring, and incorporates environmental, social and governance (ESG) activities within our investment process. All of our activities are aimed at enhancing and protecting the value of our investments for our clients.
These documents are reviewed and updated on an annual basis.
Integration of stewardship activities as part of the wider investment process
The investment process and philosophy in Henley is rooted in a culture of long term, valuation led, active management. Fundamental research of companies includes a holistic set of factors.
When analysing companies’ prospects for future profitability and hence returns to shareholders, we will take many variables into account, including but not limited to, the following:

-	Nomination and audit committees

-	Remuneration policies, reporting and directors’ remuneration

-	Board balance and structure

-	Financial reporting principles

-	Internal control system and annual review of its effectiveness

-	Dividend and Capital Management policies

-	ESG activities
Frequent dialogue with companies on these topics is an essential part of our fundamental research process and we will regularly support companies to improve and develop overtime. As such, stewardship is core to our wider investment process.
Dialogue with companies
We will endeavour, where practicable and in accordance with its investment approach, to enter into a dialogue with companies’ management based on the mutual understanding of objectives. This dialogue is likely to include regular meetings with company representatives to explore any concerns about ESG issues where these may impact on the best interests of clients. In discussion with company boards and senior non-Executive Directors, we will endeavour to cover any matters of particular relevance to investee company shareholder value.
Those people on the inside of a company, most obviously its executives, know their businesses much more intimately. Therefore, it is usually appropriate to leave strategic matters in their hands. However, if that strategy is not working, or alternatives need exploring, the Henley Investment Centre will seek to influence the direction of that company where practicable. In our view, this is part of our responsibility to clients.
Ultimately the business’ performance will have an impact on the returns generated by the Henley Investment Centre’s portfolios, whether it is in terms of share price performance or dividends, and the business wants to seek to ensure that the capital invested on behalf of its clients is being used as effectively as possible. In the majority of cases the business is broadly in agreement with the direction of a company that it has invested in, as its initial decision to invest will have taken these factors into account. Corporate engagement provides an opportunity for regular reviews of these issues.

Henley Investment Centre UK Stewardship Policy	06

The building of this relationship facilitates frank and open discussion, and on-going interaction is an integral part of the fund manager’s role. The fact that the Henley Investment Centre has been a major shareholder in a number of companies for a long time, reflects both the fact that the original investments were based on a joint understanding of where the businesses were going and the ability of the companies’ management to execute that plan. It adds depth to the sophistication of our understanding of the firm, its clients and markets. Inevitably there are times when our views diverge from those of the companies’ executives but, where possible, we attempt to work with companies towards a practical solution. However, the Henley Investment Centre believes that its status as part-owner of companies means that it has both the right and the responsibility to make its views known. The option of selling out of those businesses is always open, but normally we prefer to push for change, (i.e. we believe that we are more influential as an owner of equity) even if this can be a slow process.
Specifically when considering resolutions put to shareholders, we will pay attention to the companies’ compliance with the relevant local requirements.
Non-routine resolutions and other topics
These will be considered on a case-by-case basis and where proposals are put to a vote will require proper explanation and justification by (in most instances) the Board. Examples of such proposals would be all political donations and any proposal made by a shareholder or body of shareholders (typically a pressure group).
Other considerations that the Henley Investment Centre might apply to non-routine proposals will include:

-	The degree to which the company’s stated position on the issue could affect its reputation and/or sales, or leave it vulnerable to boycott or selective purchasing

-	Peer group response to the issue in question

-	Whether implementation would achieve the objectives sought in the proposal

-	Whether the matter is best left to the Board’s discretion
Principle 2
Institutional investors should have a robust policy on managing conflicts of interest in relation to stewardship and this policy should be publicly disclosed.
Guidance
An institutional investor’s duty is to act in the interests of its clients and/or beneficiaries.
Conflicts of interest will inevitably arise from time to time, which may include when voting on matters affecting a parent company or client.
Institutional investors should put in place, maintain and publicly disclose a policy for identifying and managing conflicts of interest with the aim of taking all reasonable steps to put the interests of their client or beneficiary first. The policy should also address how matters are handled when the interests of clients or beneficiaries diverge from each other.
Invesco’s Investors’ approach:
Invesco is required to take all appropriate steps to identify, manage, record and, where relevant, disclose actual or potential conflicts of interest between ourselves (including our managers and employees and any person directly or indirectly linked) and our clients and between one client and another. Invesco has a UK Conflicts of Interest Policy which lists the types of potential conflicts of interest which may arise through the normal course of business whose existence may damage the interests of clients and details the administrative arrangements taken to prevent and manage these. A copy of the UK Conflicts of Interest Policy is provided to investors on request.
Invesco has a UK Code of Ethics for its employees which covers expectations around our principles and obligations as a fiduciary, material non-public information, personal account dealing, outside business activity, and other potential conflicts of interest. All employees are required to provide an annual attestation that they have read the Code of Ethics and will comply with its provisions.
Invesco maintains policies and procedures that deal with conflicts of interest in all of its business dealings. In particular in relation to conflicts of interest that exist in its stewardship and proxy voting activities, these policies can be found in the Global Policy Statement on Corporate Governance and Proxy Voting found on our website.
There may be occasions where voting proxies may present a real or perceived conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors. Under Invesco’s Code of Conduct, Invesco entities and individuals are strictly prohibited from putting personal benefit, whether tangible or intangible, before the interests of clients. “Personal benefit” includes any intended benefit for Invesco, oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for the relevant Invesco client.
Firm-level Conflicts of Interest
A conflict of interest may exist if Invesco has a material business relationship with, or is actively soliciting business from, either the company soliciting a proxy vote or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote (e.g., issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts). Invesco’s proxy administration team maintains a list of all such issuers for which a conflict of interest actually exists.
If the proposal that gives rise to the potential conflict is specifically addressed by this Policy or the operating guidelines and procedures of the relevant regional investment centre, Invesco generally will vote the proxy in accordance therewith. Where this is not the case, Invesco operates a global Invesco proxy advisory committee (IPAC) who will vote the proxy based on the majority vote of its members (see full description of IPAC in the section on Principle 6).

Henley Investment Centre UK Stewardship Policy	07

Because this Policy and the operating guidelines and procedures of each regional investment centre are pre-determined and crafted to be in the best economic interest of clients, applying them to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the IPAC.
Personal Conflicts of Interest
A conflict also may exist where an Invesco employee has a known personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships.
All Invesco personnel with proxy voting responsibilities are required to report any known personal conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision making process relating to such issues.
Other Conflicts of Interest
In order to avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held in client accounts from time to time.
Principle 3
Institutional investors should monitor their investee companies.
Guidance
Effective monitoring is an essential component of stewardship. It should take place regularly and be checked periodically for effectiveness.
When monitoring companies, institutional investors should seek to:

-	Keep abreast of the company’s performance;

-	Keep abreast of developments, both internal and external to the company, that drive the company’s value and risks;

-	Satisfy themselves that the company’s leadership is effective;

-	Satisfy themselves that the company’s board and committees adhere to the spirit of the UK Corporate Governance Code, including through meetings with the chairman and other board members;

-	Consider the quality of the company’s reporting; and

-	Attend the General Meetings of companies in which they have a major holding, where appropriate and practicable
Institutional investors should consider carefully explanations given for departure from the UK Corporate Governance Code and make reasoned judgements in each case. They should give a timely explanation to the company, in writing where appropriate, and be prepared to enter a dialogue if they do not accept the company’s position.
Institutional investors should endeavour to identify at an early stage issues that may result in a significant loss in investment value. If they have concerns, they should seek to ensure that the appropriate members of the investee company’s board or management are made aware.
Institutional investors may or may not wish to be made insiders. An institutional investor who may be willing to become an insider should indicate in its stewardship statement the willingness to do so, and the mechanism by which this could be done.
Institutional investors will expect investee companies and their advisers to ensure that information that could affect their ability to deal in the shares of the company concerned is not conveyed to them without their prior agreement.
Invesco’s Investors’ approach:
Through the Henley Investment Centre’s active investment process, fund managers endeavour to establish on a proportionate basis, on-going dialogue with company management and this includes regular meetings. The business will also engage with companies on particular ESG related matters.
Meeting investee companies is a core part of the investment process and the Henley Investment Centre is committed to keeping records of all key engagement activities.
However, meeting company management is not the only method of corporate engagement.

-	Our investment teams regularly review company filings and publicly available information to gain a fuller understanding of the relevant company.

-	We also attend public meetings that companies call in order to hear from company boards and to discuss topics with other company shareholders on an informal basis.

-
Our investment teams also utilise research provided by market participants on the companies that we invest in. This allows us to understand what other participants in the capital markets think about those companies, and helps us develop a more rounded view. Invesco expenses research costs.

-
Our investment teams have access to external corporate governance research that flags corporate non-compliance with best practice corporate governance standards. While we believe this is a helpful guide, we consider each company on a case by case basis and may well support management where we believe this is in our clients’ best interest.

This approach, and these methods of gaining information allows us to review the performance of our investee companies on a regular basis, and ask questions and raise concerns promptly.
Invesco’s approach to the receipt of “inside information”
Invesco has a global and interconnected asset management business without internal information barriers, which means that the receipt of inside information by one area of Invesco’s global business results in all of Invesco’s global business being deemed to be in receipt of inside information.
The Henley Investment Centre acknowledges that the receipt of inside information has the potential to negatively impact other investment teams, our clients and more generally the efficient and fair operation of capital markets.

Henley Investment Centre UK Stewardship Policy	08

For these reasons and as a matter of general policy the business does not want to receive inside information.
However, it is acknowledged that as part of the Henley Investment Centre’s investment approach and duty to act in the best interests of our clients, there are circumstances in which the business may receive inside information which are detailed further in relevant procedures and policies.
The Henley Investment Centre’s investment approach is about forming strong, long term relationships with the companies it invests in. We do this by maintaining regular and direct contact with corporate brokers and the management of companies that they invest in so that we can build real insight into and a deep understanding of such companies, as well as the markets and industry in which they operate.
This, along with the corporate governance responsibilities of being long term asset managers, means participating in meaningful conversations about our investee companies with the company itself and its advisors. This approach provides us with the opportunity to engage in discussions regarding the direction of the strategy of those companies before decisions by the companies have been made. Such engagement is an important aspect of the exercise of our responsibilities as asset manager owners.
Fund managers individually have a key fiduciary responsibility in assessing information received and managing it effectively. In accepting that fund managers may be exposed to receiving inside information, the business has in place policies and procedures to effectively manage this risk. Anyone in receipt of inside information should only disclose to colleagues where necessary or required through the normal course of business and on a “need to know” basis. As soon as an individual has received inside information and been made an insider, compliance will be notified together with the names of those known to also be in receipt of the information. Compliance will update the Invesco “insider list” and ensure trading systems are updated to prevent any further trading until the information becomes public. Further details are available upon request.
Principle 4
Institutional investors should establish clear guidelines on when and how they will escalate their activities as a method of protecting and enhancing shareholder value.
Guidance
Institutional investors should set out the circumstances in which they will actively intervene and regularly assess the outcomes of doing so. Intervention should be considered regardless of whether an active or passive investment policy is followed. In addition, being underweight is not, of itself, a reason for not intervening. Instances when institutional investors may want to intervene include, but are not limited to, when they have concerns about the company’s strategy, performance, governance, remuneration or approach to risks, including those that may arise from social and environmental matters.
Initial discussions should take place on a confidential basis. However, if companies do not respond constructively when institutional investors intervene, then institutional investors should consider whether to escalate their action, for example, by:

-	Holding additional meetings with management specifically to discuss concerns;

-	Expressing concerns through the company’s advisers;

-	Meeting with the chairman or other board members;

-	Intervening jointly with other institutions on particular issues;

-	Making a public statement in advance of General Meetings;

-	Submitting resolutions and speaking at General Meetings; and

-	Requisitioning a General Meeting, in some cases proposing to change board membership
Invesco’s Investors’ approach:
The Henley Investment Centre’s fund managers escalate stewardship activities in several stages. Initially any issues/concerns would be raised by its fund managers through a process of on-going dialogue and company meetings. We may then take a number of actions to escalate our concerns along the lines of a broad escalation hierarchy, via a number of different approaches including (but not limited to) as follows:

-	Meeting with non-executive members of company boards to discuss our concerns

-	Attendance and active participation at company annual general meetings (AGMs)

-	Writing of letters to company boards expressing our concerns and requiring action to be taken

-	Votes against management through the use of proxy voting on company resolutions
On occasions where a fund manager believes an issue is significant enough to be escalated, we will ensure the relevant internal resources are made available to support the fund manager in securing the most appropriate outcome for our clients.

Henley Investment Centre UK Stewardship Policy	09

Examples of issues that would prompt us to escalate our concerns may include:

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Poor examples of corporate governance practice within companies – for example where management structures are created that increase conflicts of interest, or leave management control in the hands of dominant shareholders.

-
Concerns over remuneration policies at companies where those policies do not align with the ongoing positive growth of the company. This may include us exercising our proxy votes against the reappointment of chairs of the remuneration committees in order to express our concerns.

-
Where the strategic direction of companies that we invest in changes significantly, and does not match with the original investment rationale that attracted us to the company in the first place, and where we believe that the new strategy will no longer return the best value to shareholders, and ultimately to our clients.

-	Where Board structure or individual composition at an investee company does not meet our standards in terms of the qualifications and expertise required.
We believe that our approach to escalation is consistent with the intent of the Code. However, because we approach each engagement individually we do not see this as a mechanistic process, and therefore our approach will vary based on the individual situations. Through regular and frank meetings with management, we try as much as possible to raise queries and issues before they become areas of concern that require more direct intervention – such as votes against management or disinvestment of positions.
Our preference is to engage privately as we believe it better serves the long-term interests of our clients to establish relationships, and a reputation with companies that enhances rather than hinders dialogue.
Principle 5
Institutional investors should be willing to act collectively with other investors where appropriate
Guidance
At times collaboration with other investors may be the most effective manner in which to engage.
Collective engagement may be most appropriate at times of significant corporate or wider economic stress, or when the risks posed threaten to destroy significant value.
Institutional investors should disclose their policy on collective engagement, which should indicate their readiness to work with other investors through formal and informal groups when this is necessary to achieve their objectives and ensure companies are aware of concerns. The disclosure should also indicate the kinds of circumstances in which the institutional investor would consider participating in collective engagement.
Invesco’s Investors’ approach:
The Henley Investment Centre is supportive of collective engagement in cases where objectives between parties are mutually agreeable and there are no conflicts of interest.
In taking collaborative action we are cognisant of legal and regulatory requirements, including on market abuse, insider dealing and concert party regulations.
The Investment Association (IA), the UK Sustainable Investment and Finance Association (UKSIF) and the UN backed Principles for Responsible Investment (PRI) coordinate and support collective shareholder meetings which can be very effective as they are carried out in a neutral environment. Where we have an interest, we are regular participants in such meetings.
Invesco are also members of the UK Investor Forum, an organisation set up to create an effective model for collective engagement with UK companies.
All of our engagement activities are undertaken in the best interests of our clients.
Principle 6
Institutional investors should have a clear policy on voting and disclosure of voting activity
Guidance
Institutional investors should seek to vote on all shares held. They should not automatically support the board.
If they have been unable to reach a satisfactory outcome through active dialogue then they should register an abstention or vote against the resolution. In both instances, it is good practice to inform the company in advance of their intention and the reasons why.
Institutional investors should disclose publicly voting records.
Institutional investors should disclose the use made, if any, of proxy voting or other voting advisory services. They should describe the scope of such services, identify the providers and disclose the extent to which they follow, rely upon or use recommendations made by such services.
Institutional investors should disclose their approach to stock lending and recalling lent stock.
Invesco’s Investors’ approach:
Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with clients’ best interests, which Invesco interprets to mean clients’ best economic interests.
Invesco investment teams vote proxies on behalf of Invesco-sponsored funds and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf.

Henley Investment Centre UK Stewardship Policy	10

The proxy voting process at Invesco, which is driven by investment professionals, focuses on maximizing long-term value for our clients, protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. Invesco takes a nuanced approach to voting and, therefore, many matters to be voted upon are reviewed on a case by case basis. The Henley Investment Centre buys research from several providers to make an informed voting decision. Globally we use ISS and Glass Lewis and we use the Investment Association IVIS service for research for UK securities.
The Henley Investment Centre reports the investment teams’ proxy voting records through an easily accessible portal on our website. This allows our clients to see votes that have been cast by our investment professionals on each of our ICVC funds managed by IAML, by company that we are shareholders of, and by resolution, and to easily search for the records that they are interested in. This can be viewed on our website at: www.invesco.co.uk/proxy-voting-records This data will be updated on an annual basis.
Global Proxy Voting Platform and Administration
Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global Invesco Proxy Advisory Committee (“Global IPAC”). The Global IPAC is a global investments-driven committee which compromises representatives from various investment management teams and Invesco’s Head of Global Governance, Policy and Responsible Investment (“Head of Global Governance”). The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco group. In addition to the Global IPAC, for some clients, third parties (e.g., U.S. mutual fund boards) provide oversight of the proxy process.
The Global IPAC and Invesco’s proxy administration and governance team, compliance and legal teams regularly communicate and review this Policy and the operating guidelines and procedures of each regional investment centre to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices.
Invesco maintains a proprietary global proxy administration platform, supported by the Global Head of Responsible Investment and a dedicated team of internal proxy specialists. This proprietary portal is supported by Institutional Shareholder Services (ISS) to process the underlying voting ballots. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions, such as share blocking and managing conflicts of interest issuers. Managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.
The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters that enable Invesco to satisfy client, regulatory and management requirements. Certain investment teams also use the platform to access third-party proxy research.
Non-Votes
In the vast majority of instances, Invesco is able to vote proxies successfully. However, in certain circumstances Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote all of its clients’ proxies despite using commercially reasonable efforts to do so. For example:

-
Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision. In such cases, Invesco may choose not to vote, to abstain from voting or to vote in accordance with proxy advisor recommendations

-
If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities

-
In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share-blocking countries unless Invesco determines that the benefit to the clients of voting a specific proxy outweighs the clients’ temporary inability to sell the security

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Some companies require a representative to attend meetings in person in order to vote a proxy. In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy

Approach to Stock Lending
The Henley Investment Centre does not enter into stock lending arrangements.

Henley Investment Centre UK Stewardship Policy	11

Principle 7
Institutional investors should report periodically on their stewardship and voting activities
Guidance
Institutional investors should maintain a clear record of their stewardship activities.
Asset managers should regularly account to their clients or beneficiaries as to how they have discharged their responsibilities. Such reports will be likely to comprise qualitative as well as quantitative information. The particular information reported and the format used, should be a matter for agreement between agents and their principals.
Asset owners should report at least annually to those to whom they are accountable on their stewardship policy and its execution.
Transparency is an important feature of effective stewardship. Institutional investors should not, however, be expected to make disclosures that might be counterproductive. Confidentiality in specific situations may well be crucial to achieving a positive outcome.
Asset managers that sign up to this Code should obtain an independent opinion on their engagement and voting processes having regard to an international standard or a UK framework such as AAF 01/062. The existence of such assurance reporting should be publicly disclosed. If requested, clients should be provided access to such assurance reports.
Invesco’s Investors’ approach:
Invesco produces an annual stewardship report which highlights our activities at a global level in terms of ESG activity and in various investment centres.
The Henley Investment Centre reports our investment teams’ proxy voting records through an easily accessible portal on our website. This allows our clients to see votes that have been cast by our investment professionals on each of our ICVC funds managed by IAML, by company that we are shareholders of, and by resolution, and to easily search for the records that they are interested in. This can be viewed on our website at: www.invesco.co.uk/proxy-voting-results
This data will be updated on an annual basis.
The processes relating to our corporate governance activities are subject to audit by our internal audit function. This function is independent from the front office, and the rest of the business, and provides an independent assessment of business practises directly to Board level.
We believe that this level of scrutiny and oversight provides our clients with the assurance that our policies and practises meet and exceed current industry standards.
We will continue to assess this approach.
Further information/useful links (also available via our website):
www.invesco.co.uk/corporategovernance-and-stewardship-code
Key contact details for matters concerning stewardship:
Bonnie Saynay
Global Head of Proxy Governance and Responsible Investment
Tel: +1 (713) 214-4774
Email: Bonnie.Saynay@invesco.com
Stuart Howard
Head of Investment Management Operations
Tel: +44 1491 417175
Email: Stuart_Howard@invesco.com
Dan Baker
Operations Manager
Tel: +44 1491 416514
Email: Dan_Baker@invesco.com
Charles Henderson
UK Equities Business Manager
Tel: +44 1491 417672
Email: Charles_Henderson@invesco.com
Cathrine de Coninck-Lopez
Head of ESG, Henley Investment Centre
Tel +44 1491416139
Email: Cathrine.deconinck-lopez@invesco.com
Telephone calls may be recorded.

Important information
Where individuals or the business have expressed opinions, they are based on current market conditions, they may differ from those of other investment professionals and are subject to change without notice.
All information as at 12 December 2017 sourced from Invesco unless otherwise stated.
Invesco Asset Management Limited
Registered in England 949417
Perpetual Park, Perpetual Park Drive, Henley-on-Thames,
Oxfordshire RG9 1HH, UK Authorised and regulated by the Financial Conduct Authority
EMEA7636/64080/PDF/161018

Proxy Voting Guidelines
for
Invesco Asset Management (Japan) Limited

Basic Policy on Proxy Voting
We vote proxies for the purpose of seeking to maximize the interests of our clients (investors) and beneficiaries over time, acknowledging the importance of corporate governance, based on fiduciary duties to our clients (investors) and beneficiaries. We do not vote proxies for the interests of ourselves and any third party other than clients (investors) and beneficiaries. The interests of clients (investors) and beneficiaries is to expand the corporate value or the economic interest of shareholders or the preventing of damage thereto. . Proxy voting is an integral part of our stewardship activities and we make voting decisions considering whether or not the proposal would contribute to the corporate value expansion and sustainable growth.
In order to vote proxies adequately we have established the Responsible Investment Committee and developed these Proxy Voting Guidelines to oversee control of the decision making process concerning proxy voting. While we may seek advice from an external service provider based on our own guidelines, our investment professionals make voting decisions in principle, based on our proxy voting guidelines, taking into account whether or not they contribute to shareholder value enhancement of the subject company.
Responsible proxy voting and constructive dialogue with investee companies are important components of stewardship activities. While the proxy voting guidelines are principles for our making voting decisions, depending on the proposals, we may make special decisions to maximize the interests of clients (investors) and beneficiaries, through the establishment of constructive dialogue with the investee companies. In such case, approval of the Responsible Investment Committee shall be obtained.
The Responsible Investment Committee is consisted of members including Director in charge of the Investment Division as the chair, Head of Compliance, Responsible Investment Officer, investment professionals nominated by the chair and persons in charge at the Client Reporting Department.
We have developed the Conflict of Interest Control Policy and, even in the situation where any conflict of interest is likely to arise, we work to control conflict of interest to protect the interests of clients (investors) and beneficiaries. The Compliance Department is responsible for overseeing company-wide control of conflict of interest. The Compliance Department is independent from investment and marketing divisions, and shall not receive any command or order with respect to the matters concerning compliance with the laws and regulations including the matters concerning conflict of interest from investment and marketing divisions.

Proxy Voting Guidelines

1.	Profit Allocation and Dividends
We decide how to vote on the proposals seeking approval for profit allocation and dividends, taking into account the financial conditions and business performance of the subject company, and the economic interest of shareholders, etc.

•
Taking into account the status of capital adequacy and business strategies, etc. of the subject company, if the total payout ratio including dividends and share buybacks is significantly low, we consider to vote against the proposals, unless reasonable explanation is given by the company.

With respect to the company where profit allocation is determined by the board of directors, taking into account the status of capital adequacy and business strategies, etc. of the subject company, if the total payout ratio including dividends and share buybacks is significantly low, we consider to vote against reelection of directors, unless reasonable explanation is given by the company.
Taking into account the status of capital adequacy and business strategies, etc. of the subject company, if the total payout ratio including dividends and share buybacks is significantly low, we consider to vote for the shareholder proposals that require more payout to shareholders.

2.	Election of Directors
We decide how to vote on the proposals concerning election of directors, taking into account independence, competence and existence of anti-social acts of director candidates, etc. We decide how to vote on reelection of director candidates, taking into account their approach to corporate governance and accountability during their tenure, business performance of the company and existence of anti-social acts of the company, etc. in addition to the above factors.
Directors should make efforts to continuously gain knowledge and skills from time to time to fulfill the important role and responsibilities in governance of the subject company. Companies are also required to provide sufficient opportunities of such training.
Independent outside directors are expected to play a significant role such as to secure the interest of minority shareholders through activities based on their insights to increase the corporate value of the subject company. It is desirable to enhance the board’s governance function with independent outside directors accounting for the majority of the board. However, given the challenge to secure competent candidates, we also recognize that, under the current conditions, it is difficult for all the companies, irrespective of their size, to deploy a majority of the board with independent outside directors.
(1) Independence

•
We generally vote for election of outside directors; provided, however, that we generally vote against the candidate who is not regarded as independent from the subject company. With respect to independence, it is desirable that the subject company discloses numerical standard which should support our decision.

•	We view following candidates for outside directors are not enough independent;

•	Candidates who have been working for following companies during the last 10 years or relatives of those people.

•	The subject company

•	Subsidiary of the subject company

•	Parent of the subject company

•	Candidates who have been working for following companies during the last five years or relatives of those people.

•	Shareholders who own more than 10% of the subject company

•	Principal loan lender

•	Principal securities broker

•	Major business relationship

•	Auditor of the subject company

•	Audit companies, consulting companies or any related service providers which have any consulting contracts with the subject company

•	Any other counterparts which have any interests in the subject company

•	We further scrutinize the independence of candidates who are regarded as not independent enough, even though those are not categorized the case listed above.

•
We carefully consider the independence of the candidates who are regarded as being in the cross-share-holding relationship, or the relationship in which companies are sending outside directors each other. We expect that the company should disclose the detail information related to the independence of those candidates reasonably, to enable investors to understand those relationships enough, both in terms of the disclosure timing and method.

•
We judge independence based on the independence criteria stipulated by the stock exchange, with focus on whether independence is substantially secured. We consider each company’s business surroundings and make best effort to have constructive dialogue with the subject company to understand the independence of the candidates.

•
We regard the outside director with significantly long tenure as non-independent, and vote against reelection of such outside director. We generally consider voting against the candidate whose tenure is longer than 10 years.

•
In the case where the subject company is the company with a board with audit committee structure, we judge independence of outside director candidates who become members of the audit committee based on the same independence criteria for election of statutory auditors in principle.

•
In the case where the subject company is the company with a three committee board structure or the company with a board with audit committee structure, we generally consider to vote against the director candidates who are top executives of the subject company, if independent outside directors of the subject company account for less than 1/3 of the board after the shareholders meeting.

•
In the case where the subject company is the company with a statutory auditor structure, we generally vote against the director candidates who are top executives, unless there are at least two outside directors who are independent from the subject company after the shareholders meeting.

•
In the case where the subject company has a parent company, we generally consider voting against the director candidates who are top executives of the subject company, if outside directors who are independent from the subject company account for less than half of the board after the shareholders meeting.

(2) Attendance rate and concurrent duties

•
All members are expected to attend the board meetings and each committee in principle, and companies are generally obligated to facilitate all members to attend meetings. We generally vote against reelection of the director candidate who attended less than 75% of the board meetings or the respective committee.

•	We take into account not only the number of attendance but reasons for nomination and substantial contribution, if disclosed.

•
We carefully consider the quality of the candidates who have many concurrent duties as outside directors or outside auditors of listed companies, given that outside directors/auditors are expected to make an important contribution to the board discussion. The company which nominates the candidates who have many concurrent duties should explain the reasonable background and eligibility for such nomination and make best effort to enable investors to understand them enough, both in terms of the disclosure timing and method.

(3) Business performance of the company

•	We consider voting against reelection of director candidates, if the subject company made a loss for the three-consecutive year during their tenure.

•
We consider voting against reelection of director candidates, if it is judged that the business performance of the subject company is significantly behind peers in the same industry during their tenure.

•
We consider voting against the directors who are top executives, if business strategies that enable the corporate value enhancement and sustainable growth are not demonstrated and no constructive dialogue is conducted, with respect to capital efficiency including return on capital.

(4) Anti-social acts of the company

•
If it is judged that there has been any corporate scandal that has significant social effects and has impaired, or is likely to impair, the shareholder value during the tenure, we shall conduct sufficient dialogue with the subject company on the background and subsequent resolutions of the scandal. Based on the dialogue and taking into account impact on the shareholder value, we decide how to vote on reelection of the director candidates who are top executives, directors in charge of those cases and members of the audit committee or the similar committee.

•
With respect to domestic scandals, if the company has received administrative disposition on cartel or bid-rigging, we consider voting against reelection of the director candidates who are top executives, directors in charge and members of the audit committee or the similar committee, at the time when the disposition is determined by the Fair Trade Commission, etc. If the final disposition is subsequently determined on appeal or complaint, we do not vote against reelection again at such time. We decide case-by-case with respect to an order for compensation in a civil case or disposition by the Consumer Affairs Agency and administrative disposition imposed overseas.

•
With respect to administrative disposition imposed on a subsidiary or affiliate, if the subsidiary or affiliate is unlisted, we consider voting against reelection of the director candidates who are top executives, directors in charge and members of the audit committee or the similar committee of the holding company or the parent company. If the subsidiary or affiliate is listed, we consider to vote against reelection of the director candidates who are top executives, directors in charge and members of the audit committee or the similar committee of the subsidiary or affiliate and the parent company; provided, however, that we decide case-by-case depending on importance of the disposition on the subsidiary or affiliate, its impact on business performance of the holding company or parent company.

•
With respect to a scandal of an individual employee, if such scandal has impaired, or is likely to impair the shareholder value, and it is judged that the subject company should assume responsibility as a manager, we consider to vote against reelection of the director candidates who are top executives, directors in charge and members of the audit committee or the similar committee.

•	We consider voting against reelection of director candidates, if the subject company has committed window-dressing and inadequate accounting activities during their tenure.
(5) Acts against the interest of shareholders

•
If the company has increased capital through a third-party allotment that is excessively dilutive without resolution by the shareholders meeting, we consider to vote against reelection of director candidates, particularly the director candidates who are top executives.

•
If the company has increased capital through a large-scale public offering without reasonable explanation, we consider voting against reelection of director candidates, particularly the director candidates who are top executives.

•
If the shareholder proposal that is judged desirable for minority shareholders has received the majority support, but the company does not implement such proposal or make the similar proposal as the company proposal at the shareholders meeting in the following year, we consider voting against the director candidates who are top executives.

(6) Other

•	If information of a director candidate is not fully disclosed, we generally vote against such director candidate.

3.	Composition of Board of Directors, etc.
Depending on the size of companies, etc., we believe that a three-committee board structure is desirable to achieve better governance as a listed company. Even for a company with a statutory auditor structure or a company with a board with audit committee, it is also desirable to voluntarily deploy the nomination committee, compensation committee and other necessary committees. It is also desirable that the chair of the board of directors is an independent outside director. We believe that composition of the highly transparent board of directors secures transparency of the management and contributes to a persistent increase in the enterprise value. It is also desirable that the third-party assessment of the board of directors is disclosed.
We are concerned about the retired director assuming a consulting, advisory or other similar position which is likely to have negative impact on greater transparency and decision making of the board of directors. If such position or a person assuming such position exists, it is desirable that its existence, expected role and effects or compensation and other treatment for such position are fully disclosed.
(1) Number of members and change in constituents of the board of directors

•
We decide how to vote on the proposals concerning the number of members and change in constituents of the board of directors, by comparing with the current structure and taking into account impact on the subject company and the economic interest of shareholders.

•
Number of the board member should be well optimized to make the right management decision at the right timing. We may take into consideration each company’s business situation and business scale; however we generally consider to vote against the director candidates who are top executives, in the case that the number of board member exceeds 20 and is not decreased from the previous shareholder’s meeting and also the reason for such case is not enough disclosed and reasonably explained.

•
We generally vote against the director candidates who are top executives in the case that the percentage of outside directors declines substantially through the decrease of outside directors or the increase of internal directors.

(2) Procedures for election of directors, scope of responsibilities of directors, etc.

•	We decide how to vote on the proposals concerning a change in procedures for election of directors, by comparing with the current procedures and taking into account reasonableness of such change, etc.

•	We generally vote against the proposals that reduce responsibility of directors for monetary damages due to their breach of duty of care of a prudent manager.

•
Responsibilities of the board of directors include proper supervision over the succession plan for top executives. The nomination committee at the company with a three-committee board structure, or the nomination committee that should be voluntarily deployed by the company with a different structure, should provide proper supervision over fostering and election of successors with secured transparency. It is desirable that an independent outside director serves as the chair of the nomination committee. If the process is judged to significantly lack transparency and reasonableness, we consider to vote against the director candidates who are top executives.

4.	Election of Statutory Auditors

We decide how to vote on the proposals concerning election of statutory auditors, taking into account independence, competence and existence of anti-social acts of auditor candidates, etc. We decide how to vote on reelection of statutory auditor candidates, taking into account their approach to corporate governance and accountability during their tenure, existence of anti-social acts of the company, etc. in addition to the above factors.
Statutory auditors and directors who are members of the audit committee or the similar committee are required to have deep specialized knowledge of accounting and laws and regulations, and should make efforts to continuously gain knowledge and skills from time to time to fulfill the important role and responsibilities in governance of the subject company. Companies are also required to provide sufficient opportunities of such training.
(1) Independence

•	We generally vote against non-independent outside statutory auditors.

•	The person who has no relationship with the subject company other than being elected as a statutory auditor is regarded as independent.

•
We regard the outside statutory auditor with significantly long tenure as non-independent, and vote against reelection of such outside statutory auditor. We generally consider to vote against the candidate whose tenure is longer than 10 years.

(2) Attendance rate and concurrent duties

•
All statutory auditors are expected to attend meetings of the board of directors or the board of statutory auditors in principle, and companies are generally obligated to facilitate all statutory auditors to attend meetings. We generally vote against reelection of the statutory auditor candidate who attended less than 75% of meetings of the board of directors or the board of statutory auditors.

•	We take into account not only the number of attendance but reasons for nomination and substantial contribution, if disclosed.

•
We carefully consider the quality of the candidates who have many concurrent duties as outside directors or outside auditors of listed companies, given that outside directors/auditors are expected to make an important contribution to the board discussion. The company which nominate the candidates who have many concurrent duties should explain the reasonable background and eligibility for such nomination and make best effort to enable investors to understand them enough, both in terms of the disclosure timing and method.

(3) Accountability

•	If there are material concerns about the provided auditor report or auditing procedures, or if the matters to be disclosed are not fully disclosed, we vote against reelection of statutory auditor candidates.
(4) Anti-social acts of the company

•
If it is judged that there has been any corporate scandal that has significant social effects and has impaired, or is likely to impair, the shareholder value during the tenure, we shall conduct sufficient engagement with the subject company on the background and subsequent resolutions of the scandal. Based on the engagement and taking into account impact on the shareholder value, we decide how to vote on reelection of statutory auditor candidates.

•
With respect to domestic scandals, if the company has received administrative disposition on cartel or bid-rigging, we consider to vote against reelection of statutory auditor candidates, at the time when the disposition is determined by the Fair Trade Commission, etc. If the final disposition is subsequently determined on appeal or complaint, we do not vote against reelection again at such time. We decide case-by-case with respect to an order for compensation in a civil case or disposition by the Consumer Affairs Agency and administrative disposition imposed overseas.

•
With respect to administrative disposition imposed on a subsidiary or affiliate, if the subsidiary or affiliate is unlisted, we consider to vote against reelection of statutory auditor candidates of the holding company or the parent company. If the subsidiary or affiliate is listed, we consider to vote against reelection of statutory auditor candidates of the subsidiary or affiliate and the holding company; provided, however, that we decide case-by-case depending on importance of the disposition on the subsidiary or affiliate, its impact on business performance of the holding company or parent company.

•
With respect to a scandal of an individual employee, if such scandal has impaired, or is likely to impair the shareholder value, and it is judged that the subject company should assume responsibility as a manager, we consider to vote against reelection of statutory auditor candidates.

•	We consider voting against reelection of statutory auditor candidates, if the subject company has committed window-dressing and inadequate accounting activities during their tenure.

5.	Composition of Board of Statutory Auditors
We decide how to vote on the proposals concerning the number of members and change in constituents of the board of statutory auditors, by comparing with the current structure and taking into account impact on the subject company and the economic interest of shareholders.

•	We favorably consider an increase in the number of statutory auditors, but in the case of a decrease in the number of statutory auditors, unless reasons are clearly and reasonably stated, we consider to vote against reelection of the director candidates who are top executives.

6.	Election and Removal of Accounting Auditors
We decide how to vote on the proposals concerning election and removal of accounting auditors, taking into account competence of candidates and the level of costs for the accounting audit, etc.

•
If it is judged that there are following problems with the accounting audit services in the subject company, and the accounting auditor in question is not removed but reelected, we generally vote against reelection of the statutory auditor candidates and the director candidates who are members of the audit committee or the similar committee:

•	It is judged that the accounting auditor has expressed incorrect opinions on financial conditions;

•	In the case where there are concerns on the financial statements, the matters to be disclosed are not fully disclosed;

•
In the case where the accounting auditor has a contract of non-accounting audit services with the subject company, it is judged that such non-accounting audit services are recognized to have conflict of interest with accounting audit services;

•	In the case where excessive accounting audit costs are paid;

•	It is judged that gross fraudulence or negligence of the accounting auditor is recognized.

•
If it is judged that there are problems with accounting audit services in another company, and the accounting auditor in question becomes a candidate for election or is not removed but reelected, we decide how to vote, giving full consideration to impact on the enterprise value of the subject company.

•
We generally vote against the proposals concerning a change in accounting auditors, if difference in views about the accounting principles between the previous accounting auditor and the subject company is judged to be the reason for such change.

7.	Compensation and Bonuses for Directors, Statutory Auditors and Employees
(1) Compensation and bonuses for Directors

•
In determining compensation and bonuses for directors, it is desirable to increase the proportion of stocks in compensation and bonuses, taking into account whether the performance-based compensation structure is developed, whether transparency is fully secured such as disclosure of an index or formula as a basis for calculation, and impact on shareholders such as dilution. The compensation committee at the company with a three-

committee board structure, or the compensation committee that should be voluntarily deployed by the company with a different structure, should ensure the compensation structure with secured transparency. It is desirable that an independent outside director serves as the chair of the compensation committee.

•	We consider to vote against the proposals seeking approval for compensation and bonuses in the following cases:

•	where negative correlation is seen between the business performance of the subject company and compensation and bonuses;

•	where there exist problematic system and practices;

•	where the aggregate amount of compensation and bonuses is not disclosed;

•	where mismanagement is clear as shown by share price erosion or and significant deterioration in profit;

•	where the person who is judged to be responsible for acts against the interest of shareholders is among recipients of compensation and bonuses.

•	We generally vote for the proposals requesting disclosure of compensation and bonuses of individual directors.

•	If any measures are implemented to secure transparency of the system other than individual disclosure, such measures are taken into account.

•	If there is no proposal seeking approval for compensation and bonuses and the system is not clear, we consider to vote against election of the director candidates who are top executives,

•	We generally vote against bonuses for statutory auditors and the directors who become members of the audit committee under the audit committee system

•
As directors who become members of the audit committee at the company with a three committee structure, directors who become members of the audit committee at the company with a board with audit committee structure and outside directors are required to perform duties as director, we consider their compensation and bonuses differently from statutory auditors at the company with a statutory auditor structure.

(2) Stock compensation

•
We decide how to vote on the proposals concerning stock compensation including stock option plans and restricted stock units, taking into account impact on the shareholder value and rights of shareholders, the level of compensation, the recipients of stock compensation, and reasonableness, etc.

•	We generally vote against the proposals seeking to lower the strike price of stock options.

•	We generally vote for the proposals seeking to require approval of shareholders for change in the strike price of stock options.

•
We generally vote against the stock compensation, if terms of exercise including the percentage of dilution are unclear. We generally consider to vote against the proposal in which there is a 10% or more dilution potentiality.

•
Stock compensation should be a long-term incentive and its plan should be aligned with a long-term corporate value growth. Considering that, we generally vote against the proposal which enables the beneficiaries to exercise whole rights vested in the subject year within two years. However, the beneficiary who retires during the subject year is the exception for this clause. We will carefully review its validity if the restricted period is regarded as too long.

•	We generally vote against the stock compensation granted to statutory auditors and the directors who become members of the audit committee under the audit committee system.

•
As directors who become members of the audit committee at the company with a three committee structure are required to perform duties as director, we consider the stock compensation for them differently from statutory auditors and the directors who become members of the audit committee under the audit committee system at the company with a statutory auditor structure.

•	We generally vote against the stock compensation granted to any third parties other than employees.

•	We generally vote against the stock compensation if it is judged likely to be used as a tool for takeover defense.
(3) Stock purchase plan

•
We decide how to vote on the proposals concerning stock purchase plan, taking into account impact on the shareholder value and rights of shareholders, the recipients of stock compensation and reasonableness, etc.

(4) Retirement benefits for directors

•
We decide how to vote on the proposals concerning grant of retirement benefits, taking into account the scope of recipients, existence of anti-social acts of recipients, business performance of the company and anti-social acts of the company, etc.

•	We generally vote for the proposals granting retirement benefits, if all of the following criteria are met:

•	The granted amount is disclosed;

•	Outside directors, statutory auditors and the directors who become members of the audit committee under the audit committee system are not included in recipients;

•	There has been no serious scandal involving recipients during their tenure;

•	The subject company has not suffered from loss for the three consecutive year, or its business performance is not judged to significantly lag relative to peers in the same industry;

•	There has been no corporate scandal that has significant social effects on the subject company and has impaired, or likely to impair, the shareholder value during the tenure of recipients;

•	The subject company has not committed window-dressing and inadequate accounting activities during the tenure of recipients.

8.	Cross-shareholdings
If the company holds shares for relationship purpose, we believe that the company is required to explain about medium- to long-term business and financial strategies and disclose criteria for proxy voting decisions and voting results, etc. If no reasonable views are indicated and no constructive dialogue is conducted, we consider to vote against the director candidates who are top executives. It is important that the company does not prevent companies who have its shares as a “policy-share-holding” from selling/reducing them.

9.	Capital Policy
As the capital policy of listed companies is likely to have important impact on the shareholder value and the interest of shareholders of the subject company, the subject company should implement the reasonable capital policy and explain basic policies of the capital policy to shareholders. We consider voting against the proposals concerning the capital policy that is judged to impair the shareholder value. If there exists the capital policy that is not part of proposals at the shareholders meeting but is judged to impair the shareholder value, we consider voting against reelection of director candidates.

•
The company may not intend to keep/increase “so-called loyal shareholders” for the company management to hinder minority shareholders right through the third party allotment, transfer of the treasury stocks or transfer of the stocks which are held by the company management to the foundations which have a close relationship with the subject company.

(1) Change in authorized capital

•
We decide how to vote on the proposals seeking to increase authorized capital, taking into account impact of the change in authorized capital on the shareholder value and rights of shareholders, reasonableness of the change in authorized capital and impact on share listing or sustainability of the company, etc.

•
We generally vote for the proposals seeking to increase authorized capital, if it is judged that not increasing authorized capital is likely to cause delisting of the subject company or have significant impact on sustainability of the company.

•	We generally vote against the proposals seeking to increase authorized capital after emergence of acquirer.
(2) Issuance of new shares

•
We decide how to vote on issuance of new shares, taking into account reasons for issuance of new shares, issuing terms, impact of dilution on the shareholder value and rights of shareholders, and impact on share listing or sustainability of the company, etc.

(3) Share buybacks, reissuance of shares

•	We decide how to vote on the proposals concerning share buybacks or reissuance of shares, taking into account their reasonableness, etc.
(4) Share split

•	We generally vote for the proposals seeking to split shares.
(5) Consolidation of shares (reverse share split)

•	We decide how to vote on the proposals seeking consolidation of shares, taking into account its reasonableness, etc.
(6) Preferred shares

•
We generally vote against the proposals seeking to create, or increase authorized capital of, carte blanche preferred shares that are issued without specifying the voting right, dividends, conversion and other rights.

•
We generally vote for the proposals seeking to create, or increase authorized capital of, preferred shares where the voting right, dividends, conversion and other rights are specified and those rights are judged reasonable.

•	We generally vote for the proposals requiring approval of shareholders for issuance of preferred shares.
(7) Issuance of bonds with share options

•	We decide how to vote on the proposals seeking to issue bonds with share options, taking into account the number of new shares and the redemption period of bonds, etc.

(8) Issuance of straight bonds, expansion of credit facility

•	We decide how to vote on the proposals concerning issuance of straight bonds or expansion of credit facility, taking into account the financial conditions, etc. of the subject company.
(9) Capitalization of debt

•
We decide how to vote on the proposals seeking to change authorized capital or issue shares in connection with restructuring of debt, taking into account the terms of change in authorized capital or issuance of shares, impact on the shareholder value and rights of shareholders, their reasonableness and impact on share listing or sustainability of the company, etc.

(10) Capital reduction

•
We decide how to vote on the proposals concerning reduction in capital, taking into account impact of capital reduction on the shareholder value and rights of shareholders, reasonableness of capital reduction and impact on share listing or sustainability of the company, etc.

•	We generally vote for the proposals seeking to reduce capital as typical accounting procedures.
(11) Financing plan

•
We decide how to vote on the proposals concerning financing plan, taking into account impact on the shareholder value and rights of shareholders, its reasonableness and impact on share listing or sustainability of the company, etc.

(12) Capitalization of reserves

•	We decide how to vote on the proposals seeking capitalization of reserves, taking into account its reasonableness, etc.

10.	Amendment to the Articles of Incorporation, etc.
(1) Change in accounting period

•	We generally vote for the proposals seeking to change the accounting period, unless it is judged to aim to delay the shareholders meeting.
(2) Amendments of articles of incorporation

•	We decide how to vote on the proposals concerning article amendments, taking into account impact of article amendments on the shareholder value and rights of shareholders, necessity and reasonableness of article amendments, etc.

•	We generally vote for the proposals seeking article amendments, if such amendments are required by the laws.

•	We generally vote against the proposals seeking article amendments, if such amendments are judged to be likely to infringe on rights of shareholders or impair the shareholder value.

•	We generally vote for transition to the company with a three committee board structure.

•	We decide how to vote on the proposals seeking to ease or eliminate requirements for special resolutions, taking into account its reasonableness.

•
We are concerned about the retired director assuming a consulting, advisory or other similar position which is likely to have negative impact on greater transparency and decision making of the board of directors. We generally vote against the proposals seeking to create such position.

(3) Change in quorum for the shareholders meeting

•	We decide how to vote on the proposals concerning change in quorum for the shareholders meeting, taking into account impact on the shareholder value and rights of shareholders, etc.

11.	Change in company organization, etc
(1) Change in trade name and registered address

•	We decide how to vote on the proposals seeking to change the trade name, taking into account impact on the shareholder value, etc.

•	We generally vote for the proposals seeking to change the registered address.
(2) Company reorganization

•
We decide how to vote on the proposals concerning the following company reorganization, taking into account their respective impact on the shareholder value and rights of shareholders, impact on financial conditions and business performance of the subject company, and impact on share listing or sustainability of the company, etc.

Mergers and acquisitions
Transfer of business
Spin-off
Sale of assets
Sale of company
Liquidation

12.	Proxy Fight

(1)	Proxy fight

•
We decide how to vote on the proposals concerning election of directors among rival candidates, taking into account independence, competence, existence of anti-social acts, approach to corporate governance and accountability of director candidates, business performance of the company, existence of anti-social acts of the company, as well as the background of the proxy fight, etc.

(2) Proxy fight defense measures

•	Classified board structure

•	We generally vote against the proposals seeking to introduce the classified board structure.

•	We generally vote for the proposals seeking to set a director’s term of one year.

•	Right to remove directors

•	We generally vote against the proposals seeking to tighten requirements for shareholders to remove directors.

•	Cumulative voting system

•	We decide how to vote on the proposals seeking to introduce the cumulative voting system for election of directors, taking into account its background, etc.

•	We decide how to vote on the proposals seeking to eliminate the cumulative voting system for election of directors, taking into account its background, etc.

13.	Takeover Defense
We believe that the interests of the management and shareholders do not always align with each other, and generally vote against new establishment, amendment and update of takeover defense measures that are judged to decrease the shareholder value or interfere with rights of shareholders. We generally vote against reelection of director candidates, if there exist takeover defense measures that are not part of proposals at the shareholders meeting but are judged to decrease the shareholder value or interfere with rights of shareholders.

•	Relaxation of requirements for amendment to the articles of incorporation and company regulations

•
We decide how to vote on the proposals seeking to relax the requirements for amendment to the articles of incorporation or company regulations, taking into account impact on the shareholder value and rights of shareholders, etc.

•	Relaxation of requirements for approval of mergers

•	We decide how to vote on the proposals seeking to relax the requirements for approval of mergers, taking into account impact on the shareholder value and rights of shareholders.

14.	ESG
We support the United Nations Principles for Responsible Investment and acknowledge that how companies address to ESG is an important factor in making investment decisions. Thus, we consider voting against reelection of the director candidates who are top executives and directors in charge, if it is judged that any event that is likely to significantly impair the enterprise value has occurred. We consider to vote for the related proposal, if it is judged to contribute to protection from impairment of, or enhancement of, the enterprise value, and if not, vote against such proposal.

15.	Disclosure
Disclosure of information and constructive dialogue based thereon are important in making proxy voting decisions and investment decisions.

•	We generally vote against the proposals where sufficient information to make proxy voting decision is not disclosed.

•	We generally vote for the proposals seeking to enhance disclosure of information, if such information is beneficial to shareholders.

•
If disclosure of information about financial and non-financial information of the subject company is significantly poor, and if the level of investor relations activities by the management or persons in charge is significantly low, we consider to vote against reelection of the director candidates who are top executives and directors in charge.

16.	Conflict of Interest
We abstain from voting proxies of the following companies that are likely to have conflict of interest.
We also abstain from voting proxies with respect to the following investment trusts, etc. that are managed by us or Invesco Group companies, as conflict of interest is likely to arise.

•	Companies and investment trusts, etc. that we abstain from voting proxies:

•	Invesco Ltd.

•	Investment corporations managed by Invesco Global Real Estate Asia Pacific, Inc.

Our proxy voting and stewardship activities are to be reported to Responsible Investment Committee and approved by the Committee. Further, the Compliance Department reviews appropriateness of proxy voting activities from a conflict of interest viewpoint and then reports to Conflict of Interest Committee. Those results are reported to Tokyo’s Executive Committee and global Proxy Advisory Committee.
We have developed the Conflict of Interest Control Policy. If any conflict of interest may arise, we work to control conflict of interest so as to protect the interests of clients (investors) and beneficiaries. The Compliance Department is responsible for overseeing company-wide control of conflict of interest. The Compliance Department is independent from investment, sales and marketing department, and shall not receive any command or order from investment, sales and marketing department with respect to the matters concerning compliance with the laws and regulations including the matters concerning conflict of interest.

17.	Shareholder Proposals
We vote case-by-case on the shareholder proposals in accordance with the Guidelines along with the company proposals in principle.
DISCLAIMER: The English version is a translation of the original in Japanese for information purposes only. In case of a discrepancy, the Japanese original will prevail. You can download the Japanese version from our website:
http://www.invesco.co.jp/footer/proxy.html.

Proxy Voting Guidelines
for
Invesco Capital Management LLC

PROXY VOTING GUIDELINES

Applicable to	All funds advised by Invesco Capital Management LLC (“ICM” or the “Adviser”) for which it has been delegated proxy voting authority.
Risk Addressed by Policy	Breach of fiduciary duty to clients under the Investment Advisers Act of 1940 by placing Invesco’s interests ahead of clients’ best interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Effective Date	June 24, 2014
Last Amended Date	December 12, 2019
I. GENERAL POLICY
ICM has adopted proxy voting policies with respect to securities owned by series for which it serves as investment adviser and has been delegated the authority to vote proxies. ICM’s proxy voting policies are designed to provide that proxies are voted in the best interests of shareholders.
Invesco Ltd. (“Invesco”), the parent to the Adviser, has adopted a global policy statement on corporate governance and proxy voting (the “Global Invesco Policy”) (see Exhibit A), which details Invesco’s views on governance matters and describes the proxy administration and governance approach. The Adviser will approach proxy constraints according to the Invesco global statement on corporate governance and proxy voting. The Adviser will approach conflicts of interest in accordance with Invesco’s global policy statement on corporate governance and proxy voting. The Adviser votes proxies by utilizing the procedures and mechanisms outlined in the Global Invesco Policy, while maintaining specific guidelines for products advised by the Adviser or an affiliate of the Adviser (“Affiliated Funds”), as set forth below:
Overlapping Securities
In instances where both an Affiliated Fund advised by the Adviser and an Affiliated Fund advised by an Invesco Ltd. entity hold an equity security (“Overlapping Securities”), the Adviser will vote proxies in accordance with the recommendation of an Invesco Ltd. adviser based on the comprehensive proxy review and under the Global Invesco Policy. The Global Invesco Policy is overseen by the Invesco Proxy Advisory Committee (“IPAC”), which also orchestrates the review and analysis of the top twenty-five proxy voting matters, measured by overall size of holdings by funds within the Invesco family. The Adviser consults with the IPAC on specific proxy votes and general proxy voting matters as it deems necessary. In addition, as part of the Global Invesco Proxy Voting Process, the IPAC oversees instances when possible conflicts of interest arise among funds. (Please see the Global Invesco Policy for the detailed conflicts of interest approach.)
In instances where the global proxy administration team does not receive a recommendation in a timely manner, the proxy administration team will automatically vote such ballots in accordance with Invesco’s custom guidelines established in Invesco’s global proxy voting policy and US guidelines.
Non-Overlapping Securities
In instances where securities are held only by an Affiliated Fund advised by the Adviser and not also by an Invesco Ltd. active equity entity fund, the Adviser will instruct the proxy administration team to vote proxies in accordance with said Invesco custom guidelines implemented by ISS, Invesco’s vote execution agent.

2

Under this Policy, the Adviser retains the power to vote contrary to the recommendation of the Invesco Voting Process (for Overlapping Securities) or Invesco’s custom guidelines (for Non-Overlapping Securities) at its discretion, so long as the reasons for doing so are well documented.
II. SPECIAL POLICY
Certain Affiliated Funds pursue their investment objectives by investing in other registered investment companies pursuant to an exemptive order granted by the Securities and Exchange Commission. The relief granted by that order is conditioned upon complying with a number of undertakings, some of which require such Affiliated Fund to vote its shares in an acquired investment company in the same proportion as other holders of the acquired fund’s shares. In instances in which an Affiliated Fund is required to vote in this manner to rely on the exemptive order, the Adviser will vote shares of these acquired investment companies in compliance with the voting mechanism required by the order.

3

Proxy Voting Guidelines
for
Invesco Asset Management (India) Pvt. Ltd.
Voting Policy

Invesco Asset Management (India) Pvt. Ltd.
Voting Policy

Draft	:	Final
Version	:	7
Effective Date	:	May 9, 2019

Invesco Asset Management (India) Pvt. Ltd.
Voting Policy

A.	Preamble
SEBI vide its circular reference no. SEBI/IMD/Cir No.18/198647/2010 dated March 15, 2010 has stated that mutual fund should play an active role in ensuring better corporate governance of listed companies. The said circular stated that the AMCs should disclose their general policies and procedures for exercising the voting rights in respect of shares held by them.
Subsequently, SEBI vide its circular ref. no. CIR/IMD/DF/05/2014 dated March 24, 2014 and SEBI/HO/IMD/DF2/CIR/P/2016/68 dated August 10, 2016 have amended certain provisions of above mentioned circular specifying additional compliance / disclosure requirements with respect to exercise of voting rights by mutual funds.
This policy is drafted in pursuance of SEBI circular dated March 15, 2010 read with March 24, 2014 and August 10, 2016 and provides general philosophy, broad guidelines and procedures for exercising voting rights.
Invesco Asset Management (India) Private Limited (“IAMI”) is an Investment Manager to the scheme(s) of Invesco Mutual Fund (“the Fund”). As an investment manager, IAMI has fiduciary responsibility to act in the best interest of unit-holders of the Fund. This responsibility includes exercising voting rights attached to the securities of the companies in which the schemes of the Fund invest. It will be IAMI’s endeavor to participate in the voting process (i.e. exercise voting rights) based on the philosophy enunciated in this policy.

B.	Philosophy of Voting Policy
Good corporate governance ensures that a corporation is managed keeping in mind the long-term interest of shareholders. Promoting good corporate governance standards forms an integral part of corporate ownership responsibilities.
With this in the forefront, IAMI expects all corporations, in which it invests in, to comply with high corporate governance standards. Accordingly, as the decision to invest is generally an endorsement of sound management practices, IAMI may generally vote with the management of these corporations. However, when IAMI is of the view that the unit holders will be prejudiced by any such proposal, then it may vote against such proposal to protect the interest of unit holders. Also in case of resolutions moved by the shareholders of the company, IAMI will exercise its voting rights in the best interest of its unit holders. In certain circumstances, IAMI may also decide to refrain from voting where it has insufficient information or there is conflict of interest or it does not have a clear stance on the proposal under consideration.
IAMI, as an investment manager, will generally vote in accordance with the Voting Policy. However, it may deviate from the policy if there are particular facts and/or circumstances that warrant for such deviation to protect the interests of unit-holders of the Fund.

C.	Conflict of Interest in Exercising Voting Rights
IAMI, under schemes, may invest in the securities of associate/group companies (to the extent permitted under SEBI (Mutual Funds) Regulations, 1996). Further, IAMI is an affiliate of a diverse financial services organization consisting of many affiliates. Moreover IAMI under schemes may invest in securities of companies which have invested in schemes of Invesco Mutual Fund. Such scenarios may lead to a situation creating conflict of interest.
In a situation where an investee company, an affiliate or associate/group company were to approach IAMI with regard to a particular voting decision then such matter will be referred to the Voting Committee.
IAMI will attempt to avoid conflict of interest and will exercise its voting rights in the best interest of the unit-holders. Voting decisions in such cases will be based on merits without any bias and the same parameters will be applied for taking voting decisions as are applied for other companies.

D.	Voting Policy Guidelines
The matters regarding, but not limited to, which the IAMI may exercise the voting rights in the Annual General Meeting (AGMs) /Extra Ordinary General Meeting (EGMs)/ Through Postal Ballots/Electronic voting of the investee companies are as follows:

•	Corporate governance matters, including changes in the state of incorporation, merger and other corporate restructuring and anti- takeover provisions.

•	Changes to capital structure, including increase and decrease of capital and preferred stock issuances.

•	Stock option plans and other management compensation issues.

•	Social and corporate responsibility issues.

•	Appointment and Removal of Directors.

•	Any other issue that may affect the interest of the shareholders in general and interest of the unit-holders in particular.
IAMI will exercise voting rights keeping in mind the need to improve economic value of the companies and importance of protecting the interests of unit holders of its schemes but subject to importance of the matter and cost/time implications. The analysts in equity team will make recommendations on key voting issues and same will be approved by the Head of Equity or Fund Manager. In case of conflicts or need for a clearer direction, the matter may be referred to the Voting Committee for its guidance.

E.	Voting Committee
As a guiding principle, IAMI shall exercise voting rights solely in the interest of unit holders of the Fund. IAMI has constituted a Voting Committee (VC). The Committee is empowered to provide guidance on the voting matters referred to it, establish voting guidelines and procedures as it may consider necessary and is responsible to ensure that these guidelines and procedures are adhered to and also make changes in the Policy as may be required from time to time. The members of this Committee are as follows:

•	CEO / COO/Head - Operations (any one)

•	Head of Compliance or Member of compliance team

•	Head of Equity or Fund Manager (equity)

•	Head of Fixed Income and/ or Fund Managers (fixed income)

•	Any other representative as the Committee may co-opt from time to time
Broad Guidelines for functioning of Voting Committee are:

1.	Voting Committee may record its decisions by circulation including decisions/guidance on voting matters that have been referred to it.

2.	Voting Committee may consult with outside experts and other investors on issues as it may deem fit

3.	Decisions of Voting Committee should be maintained by compliance

4.	Details of voting decisions taken by the Fund Management team will be presented to the Voting Committee/Investment Committee.

5.	Voting Committee may review this policy from time to time.

F.	Steps (Procedure) in Exercising Voting Rights
The following points outline the key steps in exercising Voting rights:

1)	Notification of company AGMs / EGMs and relevant voting items to Fund Management Team.

2)
The IAMI shall endeavor to vote for all holdings of the Fund, aggregated for all its schemes, but subject to the importance of the matter and the cost/time implications. The voting will cover all equity holding across all schemes of Invesco Mutual Fund. (except for companies which are held only in arbitrage fund)

3)	Custodian will send ballots and or other relevant papers (notice of meeting, proxy form, attendance slips etc.) to IAMI relating to AGM/EGM as soon as it receives.

4)	The fund management team is authorized to decide on voting decisions but may refer decisions to the Voting Committee for its guidance/direction.

5)
Based on internal discussion within the fund management team, a decision would be arrived at as to whether IAMI should vote on the proposed resolution. Routine matters and ordinary resolutions like adoption of financials (unless there are significant auditor qualifications), dividend declaration, general updating/corrective amendments to the Articles of Association would also be considered for voting purpose. However IAMI may on a case to case basis, not vote on such resolutions, if it deems fit to do so.

6)
Proposed resolutions would be discussed within the fund management team and decision would be taken on whether to vote (“for”/ “against”) or “abstain” from voting. IAMI may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value and/or matters for which disclosure is inadequate. For the remaining proposals, IAMI would vote either “for” or “against” based on overall merits and demerits of the proposed resolution. IAMI will generally support and vote “for” proposals which are likely to result in maximizing long-term investment returns for unit holders. IAMI would not support and will vote “against” proposals that appear to be detrimental to the company financials / interest of the minority shareholders or which would adversely impact shareholders’ value.

7)
IAMI may exercise its voting rights by authorizing its own executives/authorized representative to attend the AGM/EGM or may instruct the Custodian to exercise voting rights in accordance with the instructions of IAMI.

8)
IAMI may exercise its voting rights through Postal Ballot or may use Electronic voting mechanism, wherever available, either through its own executives or by authorizing the Custodian. The records of voting exercised through Postal Ballot will be maintained by IAMI.

9)
IAMI may utilize the services of third party professional agencies for getting in-depth analyses of proposals and vote recommendations. However, the recommendations of the third party agencies will be non-binding in nature. IAMI will perform due diligence on proxy voting advisory firms at the time of initial selection as well as at the time of renewal of services of the proxy voting. The due diligence will be carried out on parameters viz. resource strength, Companies under coverage, extent of institutional ownership, depth of analysis, quality of advice / recommendations, analyst access & support, timely availability of reports, composition of board of directors, advisory board and top management, web-based interface platform and clientele.

10)
The rationale supporting each voting decision (For, Against and Abstain) will be recorded and such records will be retained for number of years (currently 8 years) as may be required under the SEBI (Mutual Funds) Regulations, 1996 from time to time.

G.	Disclosures
The disclosures of voting rights exercised are as follows:

•
Details of votes cast by the schemes of the Fund will be uploaded on the website of IAMI (www.invescomutualfund.com) on a quarterly basis in the prescribed format within the stipulated timelines as prescribed by SEBI from time to time.

•
Details of votes cast by the schemes of the Fund will be uploaded on the website of IAMI (www.invescomutualfund.com) on an annual basis in the prescribed format and the same will also be disclosed in Annual Report of the schemes of the Fund.

•
Summary on actual exercise of votes cast and its break-up in terms of total number of votes cast in favor, against or abstained will also be uploaded on the website of IAMI (www.invescomutualfund.com) on an annual basis.

H.	Certification/Confirmation

•
On an annual basis, IAMI will obtain a certification from scrutinizer (in terms of Rule 20 (3) (ix) of Companies (Management and Administration) Rules, 2014) on voting reports and the same will be placed before the Boards of AMC and Trustee. The scrutinizer’s certificate will form part of Annual Report and will also be uploaded on the website of IAMI (www.invescomutualfund.com).

•	A confirmation shall also be submitted by Trustees in its half yearly report to SEBI that IAMI have voted on important decisions affecting interests of unitholders.

I.	Review
The Board of Directors of IAMI and Trustees shall review and ensure that IAMI have voted on important decisions affecting interests of unitholders and the rationale recorded for vote decision is prudent and adequate.

References of SEBI Circular:

Sr. #	Circular Number	Date
1.	SEBI/IMD/CIR No 18 / 198647 /2010	March 15, 2010
2.	E-mail from SEBI	June 23, 2011
3.	CIR/IMD/DF/05/2014	March 24, 2014
4.	SEBI/HO/IMD/DF2/CIR/P/2016/68	August 10, 2016
The Voting Policy of Invesco Mutual Fund was initially approved by the Board of Directors Invesco Asset Management (India) Private Limited and Invesco Trustee Private Limited in their respective meetings held on September 16, 2010. The Voting Policy (Version 3) amended pursuant to SEBI Circular dated March 24, 2014 was approved in Board meetings of Invesco Asset Management (India) Private Limited and Invesco Trustee Private Limited held on May 22, 2014 and May 23, 2014, respectively.
The Voting Policy will be available on the website of the fund (www.invescomutualfund.com) and link will be provided on the home page.
Date of Review: May 9, 2019
Next Date of Review: On or before May 31, 2020

Noted for Implementation:

Taher Badshah Head - Equity	Sujoy Das Head - Fixed Income	Suresh Jakhotiya Head - Compliance & Risk

Neelesh Dhamnaskar Fund Manager	Kavita Bhanej Vice President - Operations
Noted:

Saurabh Nanavati	Ketan Ugrankar
Chief Executive Officer	COO & CFO
Version History:

Version	Date	Description	Initiator	Approved by
1.0	September 2, 2010	Initial Adoption of Voting Policy	Suresh Jakhotiya	Board of Religare Invesco AMC and Trustees at board meetings held on September 16, 2010.

2.0	June 28, 2011	Policy amended pursuant to SEBI e-mail dated June 23, 2011	Suresh Jakhotiya	Board of Religare Invesco AMC and Trustees at board meetings held on July 13, 2011.

3.0	May 23, 2014	Policy amended pursuant to SEBI circular dated March 24, 2014	Suresh Jakhotiya	Board of Religare Invesco AMC and Trustees at board meetings held on May 22, 2014 and May 23, 2014 respectively.

3.1	July 5, 2016	Names of AMC and Trustee	Suresh Jakhotiya	N.A.

Company were changed to reflect new names and logo was changed

4	November 18, 2016	Amended Policy pursuant to SEBI circular dated August 10, 2016 and for the purpose of IAMI’s application to SEC for registration as an advisor.	Suresh Jakhotiya	Board of IAMI & ITPL at their meetings held on November 18, 2016 and November 25, 2016 respectively.

5	May 5, 2017	Reviewed and no changes to be made	Suresh Jakhotiya	N.A.

6	May 31, 2018	Changes in the voting policy guidelines.	Suresh Jakhotiya	Board of IAMI & ITPL at their meetings held on

7	May 9, 2019	Reviewed and changes made w.r.t voting for holdings in arbitrage fund	Suresh Jakhotiya	Will be placed before the Board of IAMI and ITC for noting at their forthcoming meetings

APPENDIX F

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” that Fund as defined in the 1940 Act.  Such control may affect the voting rights of other shareholders. Prior to the date of this SAI, the Fund had not yet commenced operations and, therefore, the Fund did not have any shareholders.

Management Ownership

Because the Fund is new, as of [___, 2020], the trustees and officers as a group owned less than 1% of the outstanding shares of each class of the Fund.

F-1

APPENDIX G

MANAGEMENT FEES

Because the Fund is new, no management fees have been paid.
G-1

APPENDIX H
PORTFOLIO MANAGERS

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Fund(s) that they manage and includes investments in the Fund’s shares beneficially owned by a portfolio manager, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household).  The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities.  Accounts are grouped into three categories: (i) other registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically noted.  In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

Investments

The following information is as of [____, 2020] (unless otherwise noted):

Portfolio Managers	Dollar Range of Investments in the Fund
Invesco Nasdaq 100 Index Fund
Peter Hubbard	None
Michael Jeanette	None
Tony Seisser	None
Pratik Doshi	None

Assets Managed

The following information is as of [____, 2020] (unless otherwise noted):

Portfolio Managers	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Invesco Nasdaq 100 Index Fund
Peter Hubbard
Michael Jeanette
Tony Seisser
Pratik Doshi

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account.  More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

➢
The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account.  The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

➢
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts.  To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

➢
The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

➢
Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[1]
Invesco [2] Invesco Deutschland Invesco Hong Kong[2] Invesco Asset Management Invesco India Invesco Listed Real Assets Division[2]	One-, Three- and Five-year performance against Fund peer group
Invesco Senior Secured[2,3] Invesco Capital[2,4]	Not applicable
Invesco Canada[2]	One-year performance against Fund peer group Three- and Five-year performance against entire universe of Canadian funds
Invesco Japan[5]	One-, Three- and Five-year performance

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

With respect to Invesco Capital, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Deferred / Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd.  Deferred compensation awards may take the form of annual deferral awards or long-term equity awards.  Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award.  Annual stock deferral awards are settled in Invesco Ltd. common shares.  Annual fund deferral awards are notionally invested in certain Invesco Funds selected by the Portfolio Manager and are settled in cash.  Long-term equity awards are settled in Invesco Ltd. common shares.  Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule.  The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.

Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

1 Rolling time periods based on calendar year-end.
2 Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.
3 Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
4 Portfolio Managers for Invesco Capital base their bonus on Invesco results as well as overall performance of Invesco Capital.
5 Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark.

APPENDIX I

ADMINISTRATIVE SERVICES FEES

Because the Fund is new, no administrative services fees have been paid.

I-1

APPENDIX J

BROKERAGE COMMISSIONS AND COMMISSIONS ON AFFILIATED TRANSACTIONS

Because the Fund is new, no brokerage commissions have been paid
J-1

APPENDIX K

DIRECTED BROKERAGE (RESEARCH SERVICES)

Because the Fund is new, no research services have been purchased.

PURCHASES OF SECURITIES OF REGULAR BROKERS OR DEALERS

Because the Fund is new, no securities have been purchased.

K-1

APPENDIX L
PURCHASE, REDEMPTION AND PRICING OF SHARES
All references in the following “Purchase, Redemption and Pricing of Shares” section of this SAI to Class A, C and R shares shall include Class A2 and AX (except Invesco Government Money Market Fund), Class CX, and Class RX shares, respectively, unless otherwise noted. All references in the following “Purchase, Redemption and Pricing of Shares” section of this SAI to Invesco Cash Reserve Shares of Invesco Government Money Market Fund shall include Class AX shares of Invesco Government Money Market Fund, unless otherwise noted.
Transactions through Financial Intermediaries
If you are investing indirectly in an Invesco Fund through a financial intermediary such as a broker-dealer, a bank (including a bank trust department), an insurance company separate account, an investment adviser, an administrator or trustee of a Retirement and Benefit Plan or a qualified tuition plan or a sponsor of a fee-based program that maintains a master account (an omnibus account) with the Invesco Fund for trading on behalf of its customers, different guidelines, conditions and restrictions may apply than if you held your shares of the Invesco Fund directly. These differences may include, but are not limited to: (i) different eligibility standards to purchase and sell shares, different eligibility standards to invest in Funds with limited offering status and different eligibility standards to exchange shares by telephone; (ii) different minimum and maximum initial and subsequent purchase amounts; (iii) system inability to provide Letter of Intent privileges; and (iv) different annual amounts (less than 12%) subject to withdrawal under a Systematic Redemption Plan without being subject to a contingent deferred sales charge (CDSC). The financial intermediary through whom you are investing may also choose to adopt different exchange and/or transfer limit guidelines and restrictions, including different trading restrictions designed to discourage excessive or short-term trading.
If the financial intermediary is managing your account, you may also be charged a transaction or other fee by such financial intermediary, including service fees for handling redemption transactions. Consult with your financial intermediary (or, in the case of a Retirement and Benefit Plan, your plan sponsor) to determine what fees, guidelines, conditions and restrictions, including any of the above, may be applicable to you.
Unless otherwise provided, the following are certain defined terms used throughout this prospectus:

•
Employer Sponsored Retirement and Benefit Plans include (i) employer sponsored pension or profit sharing plans that qualify under Section 401(a) of the Internal Revenue Code of 1986, as amended (the Code), including 401(k), money purchase pension, profit sharing and defined benefit plans; (ii) 403(b) and non-qualified deferred compensation arrangements that operate similar to plans described under (i) above, such as 457 plans and executive deferred compensation arrangements; (iii) health savings accounts maintained pursuant to Section 223 of the Code; and (iv) voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code.

•	Individual Retirement Accounts (IRAs) include Traditional and Roth IRAs.

•
Employer Sponsored IRAs include Simplified Employee Pension (SEP), Salary Reduction Simplified Employee Pension (SAR-SEP), and Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRAs.

•	Retirement and Benefit Plans include Employer Sponsored Retirement and Benefit Plans, IRAs and Employer Sponsored IRAs.
Purchase and Redemption of Shares
Purchases of Class A shares, Class A2 shares of Invesco Short Duration Inflation Protected Fund and Invesco Limited Term Municipal Income Fund, Class AX shares of Invesco Government Money Market Fund and Invesco Balanced-Risk Retirement Funds and Invesco Cash Reserve Shares of Invesco Government Money Market Fund and Invesco Oppenheimer Government Money Market Fund
Initial Sales Charges. Each Invesco Fund (other than Invesco Conservative Income Fund and Invesco Oppenheimer Short Term Municipal Fund) is grouped into one of six categories to determine the applicable initial sales charge for its Class A shares. The sales charge is used to compensate Invesco Distributors, Inc. (Invesco Distributors) and participating dealers for their expenses incurred in connection with the distribution of the Invesco Funds’ shares. You may also be charged a transaction or other fee by the financial intermediary managing your account.

Class A shares of Invesco Conservative Income Fund, Invesco Oppenheimer Short Term Municipal Fund, and Invesco Cash Reserve Shares of Invesco Government Money Market Fund and Invesco Oppenheimer Government Money Market Fund are sold without an initial sales charge.
Category I Funds

Invesco Advantage International Fund
Invesco All Cap Market Neutral Fund
Invesco American Franchise Fund
Invesco American Value Fund
Invesco Asia Pacific Growth Fund
Invesco Balanced-Risk Allocation Fund
Invesco Balanced-Risk Commodity Strategy Fund
Invesco Balanced-Risk Retirement 2020 Fund
Invesco Balanced-Risk Retirement 2030 Fund
Invesco Balanced-Risk Retirement 2040 Fund
Invesco Balanced-Risk Retirement 2050 Fund
Invesco Balanced-Risk Retirement Now Fund
Invesco Charter Fund
Invesco Comstock Fund
Invesco Comstock Select Fund
Invesco Convertible Securities Fund
Invesco Developing Markets Fund
Invesco Diversified Dividend Fund
Invesco Dividend Income Fund
Invesco Emerging Markets Select Equity Fund
Invesco Endeavor Fund
Invesco Energy Fund
Invesco Equally-Weighted S&P 500 Fund
Invesco Equity and Income Fund
Invesco European Growth Fund
Invesco European Small Company Fund
Invesco Global Core Equity Fund
Invesco Global Growth Fund
Invesco Global Infrastructure Fund
Invesco Global Low Volatility Equity Yield Fund
Invesco Global Market Neutral Fund
Invesco Global Opportunities Fund
Invesco Global Real Estate Fund
Invesco Global Real Estate Income Fund
Invesco Global Responsibility Equity Fund
Invesco Global Targeted Returns Fund
Invesco Greater China Fund
Invesco Growth and Income Fund
Invesco Health Care Fund
Invesco International Core Equity Fund
Invesco International Growth Fund
Invesco International Select Equity Fund
Invesco International Small Company Fund
Invesco Long/Short Equity Fund
Invesco Low Volatility Emerging Markets Fund
Invesco Low Volatility Equity Yield Fund
Invesco Macro Allocation Strategy Fund
Invesco Multi-Asset Income Fund
Invesco Oppenheimer Capital Appreciation Fund
Invesco Oppenheimer Developing Markets Fund
Invesco Oppenheimer Discovery Fund
Invesco Oppenheimer Discovery Mid Cap Growth Fund
Invesco Oppenheimer Emerging Markets Innovators Fund
Invesco Oppenheimer Fundamental Alternatives Fund
Invesco Oppenheimer Global Allocation Fund
Invesco Oppenheimer Global Focus Fund
Invesco Oppenheimer Global Fund
Invesco Oppenheimer Global Opportunities Fund
Invesco Oppenheimer Gold & Special Minerals
Invesco Oppenheimer International Diversified Fund
Invesco Oppenheimer International Equity Fund
Invesco Oppenheimer International Growth Fund
Invesco Oppenheimer International Small-Mid Company Fund
Invesco Oppenheimer Main Street All Cap Fund
Invesco Oppenheimer Main Street Fund
Invesco Oppenheimer Main Street Mid-Cap Fund
Invesco Oppenheimer Main Street Small Cap Fund
Invesco Oppenheimer Rising Dividends Fund
Invesco Oppenheimer SteelPath MLP Alpha Fund
Invesco Oppenheimer Steelpath MLP Alpha Plus Fund
Invesco Oppenheimer SteelPath MLP Income Fund
Invesco Oppenheimer SteelPath MLP Select 40 Fund
Invesco Pacific Growth Fund
Invesco Peak Retirement™ 2015 Fund
Invesco Peak Retirement™ 2020 Fund
Invesco Peak Retirement™ 2025 Fund
Invesco Peak Retirement™ 2030 Fund
Invesco Peak Retirement™ 2035 Fund
Invesco Peak Retirement™ 2040 Fund
Invesco Peak Retirement™ 2045 Fund
Invesco Peak Retirement™ 2050 Fund
Invesco Peak Retirement™ 2055 Fund
Invesco Peak Retirement™ 2060 Fund
Invesco Peak Retirement™ 2065 Fund
Invesco Peak Retirement™ Now Fund
Invesco Real Estate Fund
Invesco S&P 500 Index Fund
Invesco Select Companies Fund
Invesco Select Opportunities Fund
Invesco Small Cap Equity Fund
Invesco Small Cap Growth Fund
Invesco Small Cap Value Fund
Invesco Summit Fund
Invesco Technology Fund
Invesco Value Opportunities Fund

Amount of Investment	Investor’s Sales Charge		Dealer
			Concession
	As a Percentage of the Public Offering Price	As a Percentage of the Net Amount Invested	As a Percentage of the Net Amount Invested
Less than $50,000	5.50%	5.82%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
Category II Funds

Invesco Core Plus Bond Fund
Invesco Corporate Bond Fund
Invesco High Yield Bond Factor Fund
Invesco High Yield Fund
Invesco High Yield Municipal Fund
Invesco Income Fund
Invesco Intermediate Bond Factor Fund
Invesco Municipal Income Fund
Invesco Oppenheimer Emerging Markets Local Debt Fund
Invesco Oppenheimer Global Strategic Income Fund
Invesco Oppenheimer International Bond Fund
Invesco Oppenheimer Municipal Fund
Invesco Oppenheimer Rochester AMT-Free Municipal Fund
Invesco Oppenheimer Rochester AMT-Free New York Municipal Fund
Invesco Oppenheimer Rochester California Municipal Fund
Invesco Oppenheimer Rochester High Yield Municipal Fund
Invesco Oppenheimer Rochester New Jersey Municipal Fund
Invesco Oppenheimer Rochester New York Municipals Fund
Invesco Oppenheimer Rochester Pennsylvania Municipal Fund
Invesco Quality Income Fund
Invesco World Bond Factor Fund

Amount of Investment	Investor’s Sales Charge		Dealer
			Concession
	As a Percentage of the Public Offering Price	As a Percentage of the Net Amount Invested	As a Percentage of the Net Amount Invested
Less than $100,000	4.25%	4.44%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.25%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
Category III Funds
Invesco Short Duration Inflation Protected Fund (Class A2 shares)
Invesco Limited Term Municipal Income Fund (Class A2 shares)

Amount of Investment	Investor’s Sales Charge		Dealer
			Concession
	As a Percentage of the Public Offering Price	As a Percentage of the Net Amount Invested	As a Percentage of the Net Amount Invested
Less than $100,000	1.00%	1.01%	0.75%
$100,000 but less than $250,000	0.75%	0.76%	0.50%
$250,000 but less than $1,000,000	0.50%	0.50%	0.40%
As of the close of business on October 30, 2002, Class A2 shares of Invesco Short Duration Inflation Protected Fund and Invesco Limited Term Municipal Income Fund were closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases.

Category IV Funds

Invesco Floating Rate Fund
Invesco Intermediate Term Municipal Income Fund
Invesco Limited Term Municipal Income Fund (Class A shares)
Invesco Oppenheimer Rochester Limited Term California Municipal Fund
Invesco Oppenheimer Rochester Limited Term New York Municipal Fund
Invesco Short Duration High Yield Municipal Fund
Invesco Short Duration Inflation Protected Fund (Class A shares)
Invesco Short Term Bond Fund

Amount of Investment	Investor’s Sales Charge		Dealer
			Concession
	As a Percentage of the Public Offering Price	As a Percentage of the Net Amount Invested	As a Percentage of the Net Amount Invested
Less than $100,000	2.50%	2.56%	2.00%
$100,000 but less than $250,000	1.75%	1.78%	1.50%
Category V Funds
Invesco Oppenheimer Senior Floating Rate Fund
Invesco Oppenheimer Senior Floating Rate Plus Fund

Amount of Investment	Investor’s Sales Charge		Dealer
			Concession
	As a Percentage of the Public Offering Price	As a Percentage of the Net Amount Invested	As a Percentage of the Net Amount Invested
Less than $100,000	3.25%	3.36%	3.00%
$100,000 but less than $250,000	2.75%	2.83%	2.50%
$250,000 but less than $500,000	1.75%	1.78%	1.50%
$500,000 but less than $1,000,000	1.25%	1.27%	1.25%
Category VI Funds

Invesco Active Allocation Fund
Invesco Income Allocation Fund
Invesco Select Risk: Conservative Investor Fund
Invesco Select Risk: Growth Investor Fund
Invesco Select Risk: High Growth Investor Fund
Invesco Select Risk: Moderate Investor Fund
Invesco Select Risk: Moderately Conservative Investor Fund

Amount of Investment	Investor’s Sales Charge		Dealer
			Concession
	As a Percentage of the Public Offering Price	As a Percentage of the Net Amount Invested	As a Percentage of the Net Amount Invested
Less than $50,000	5.50%	5.82%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
Large Purchases of Class A Shares. Investors who purchase $1,000,000 or more of Class A shares of Category I, II or V Funds do not pay an initial sales charge. Investors who purchase $250,000 or more of Class A shares of Category IV or VI Funds do not pay an initial sales charge. In addition, investors who own Class A shares of Category I, II or V Funds and make additional purchases that result in account balances of $1,000,000 or more and investors who own Class A shares of Category IV or VI Funds and make additional purchases that result in account balances of $250,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of Class A shares of $1,000,000 or more (for Category I, II and V) or $250,000 or more (for Category IV or VI Funds), are referred to as Large Purchases. If an investor makes a Large Purchase of Class A shares of a Category I, II, IV, V or VI Fund, each share will generally be subject to a 1.00% CDSC if the investor redeems those shares within 18 months after purchase.

Invesco Distributors may pay a dealer concession and/or advance a service fee on Large Purchases of Class A shares, as set forth below. Exchanges between the Invesco Funds may affect total compensation paid.
Payments for Purchases of Class A Shares by Investors Other than Employer Sponsored Retirement and Benefit Plans. Invesco Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I, II, IV, V or VI Funds by investors other than Employer Sponsored Retirement and Benefit Plans:
Percent of Purchases – Categories I, II, IV, V and VI
1% (0.50% for Invesco Short Duration Inflation Protected Fund and 0.75% for Invesco Limited Term Municipal Income Fund and Invesco Short Term Bond Fund) of the first $4 million plus 0.50% of the next $46 million
plus 0.25% of amounts in excess of $50 million
If (i) the amount of any single purchase order plus (ii) the public offering price of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, with respect to Categories I or II Funds, or $250,000 with respect to Category IV or VI Funds, the purchase will be considered a “jumbo accumulation purchase.” With regard to any individual jumbo accumulation purchase, Invesco Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).
If an investor made a Large Purchase of Class A shares of Invesco Short Duration Inflation Protected Fund or Invesco Limited Term Municipal Income Fund on or after October 31, 2002, and prior to February 1, 2010, and exchanges those shares for Class A shares of a Category I, II, IV, V or VI Fund, Invesco Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A shares of the Category I, II, IV, V or VI Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.
Payments for Purchases of Class A Shares at NAV by Employer Sponsored Retirement and Benefit Plans. Invesco Distributors may make the following payments to dealers of record for purchases of Class A shares at net asset value (NAV) of Category I, II, IV, V or VI Funds by Employer Sponsored Retirement and Benefit Plans provided that the applicable dealer of record is able to establish that the plan’s purchase of such Class A shares is a new investment (as defined below):
Percent of Purchases

0.50% of the first $20 million plus 0.25% of amounts in excess of $20 million
A “new investment” means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of Invesco Fund shares, (ii) an exchange of Invesco Fund shares, (iii) the repayment of one or more Employer Sponsored Retirement and Benefit Plan loans that were funded through the redemption of Invesco Fund shares, or (iv) money returned from another fund family. If Invesco Distributors pays a dealer concession in connection with an Employer Sponsored Retirement and Benefit Plan’s or SIMPLE IRA Plan’s purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the Employer Sponsored Retirement and Benefit Plan or SIMPLE IRA Plan first invests in Class A shares of an Invesco Fund. If the applicable dealer of record is unable to establish that an Employer Sponsored Retirement and Benefit Plan’s or SIMPLE IRA Plan’s purchase of Class A shares at NAV is a new investment, Invesco Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.
With regard to any individual jumbo accumulation purchase, Invesco Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan’s account(s).
Fund Reorganizations. Class A Shares issued in connection with a Fund’s merger, consolidation, or acquisition of the assets of another Fund will not be charged an initial sales charge.
Purchasers Qualifying For Reductions in Initial Sales Charges. As shown in the tables above, the applicable initial sales charge for the new purchase may be reduced and will be based on the total of your current purchase and the value of other shares owned based on their current public offering price. These reductions are available to purchasers that meet the qualifications listed in the prospectus under “Qualifying for Reduced Sales Charges and Sales Charge Exceptions.”
How to Qualify For Reductions in Initial Sales Charges under Rights of Accumulation (ROAs) or Letters of Intent (LOIs). The following sections discuss different ways that a purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the Invesco Funds.
Letters of Intent
A purchaser may pay reduced initial sales charges by (i) indicating on the Account Application that he, she or it intends to provide a LOI; and (ii) subsequently fulfilling the conditions of that LOI.
Purchases of Class A shares of Invesco Conservative Income Fund, Invesco Oppenheimer Short Term Municipal Fund, and Class AX shares or Invesco Cash Reserve Shares of Invesco Government Money Market Fund and Invesco Oppenheimer Government Money Market Fund, as applicable, or Class IB, IC, Y, Investor Class and Class RX shares of any Invesco Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges since they cannot be tied to a LOI.
The LOI confirms the total investment in shares of the Invesco Funds that the purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:
Calculating the Initial Sales Charge

•
Each purchase of Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on “Initial Sales Charges” above).

•	It is the purchaser’s responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

•
The offering price may be further reduced as described below under “Rights of Accumulation” if Invesco Investment Services, Inc., the Invesco Funds’ transfer agent (Transfer Agent) is advised of all other accounts at the time of the investment.

•	Reinvestment of dividends and capital gains distributions acquired during the 13-month LOI period will not be applied to the LOI.
Calculating the Number of Shares to be Purchased

•
Purchases made and shares acquired through reinvestment of dividends and capital gains distributions prior to the LOI effective date will be applied toward the completion of the LOI based on the value of the shares calculated at the public offering price on the effective date of the LOI.

•
If a purchaser wishes to revise the LOI investment amount upward, he, she or it may submit a written and signed request at any time prior to the completion of the original LOI. This revision will not change the original expiration date.

•	The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.
Fulfilling the Intended Investment

•
By signing a LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser generally will have to pay the increased amount of sales charge.

•
To assure compliance with the provisions of the 1940 Act, the Transfer Agent will reserve, in escrow or similar arrangement, in the form of shares, an appropriate dollar amount computed to the nearest full share out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those reserved, will be registered in the purchaser’s name. If the total investment specified under this LOI is completed within the 13-month period, the reserved shares will be promptly released, and additional purchases will be subject to the appropriate breakpoint sales charge based on the account’s current ROA value.

•
If the intended investment is not completed, the purchaser generally will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the total amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, the Transfer Agent will surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

•	Accounts linked under the LOI revert back to ROA once a LOI is met, regardless of expiration date.
Canceling the LOI

•	If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to Invesco Distributors or its designee.

•
If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his or her total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of reserved shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

Other Persons Eligible for the LOI Privilege
The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.
LOIs and Contingent Deferred Sales Charges
All LOIs to purchase $1,000,000 or more of Class A shares of Category I, II or V Funds or $250,000 or more of Class A shares of Category IV or VI Funds are subject to an 18-month, 1% CDSC.
Rights of Accumulation
A purchaser may also qualify for reduced initial sales charges under Invesco’s ROA policy. To determine whether or not a reduced initial sales charge applies to a proposed purchase, Invesco Distributors takes into account not only the money that is invested upon such proposed purchase, but also the value of all shares of the Invesco Funds owned by such purchaser, calculated at their then current public offering price.
If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any Invesco Fund with a value of $30,000 and wishes to invest an additional $30,000 in a Fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 4.50% will apply to the full $30,000 purchase and not just to the $10,000 in excess of the $50,000 breakpoint.
To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.
ROAs are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.
If an investor’s new purchase of Class A shares of a Category I, II, IV, V or VI Fund is at net asset value, the newly purchased shares may be subject to a 1% CDSC if the investor redeems them prior to the end of the 18 month holding period.
Other Requirements For Reductions in Initial Sales Charges. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. Invesco Distributors reserves the right to determine whether any purchaser is entitled to a reduced sales charge based upon the qualifications set forth in the prospectus under “Qualifying for Reduced Sales Charges and Sales Charge Exceptions.”

Class A Shares Sold Without an Initial Sales Charge. Invesco Distributors permits certain other investors to invest in Class A shares without paying an initial sales charge, generally as a result of the investor’s current or former relationship with the Invesco Funds. It is possible that a financial intermediary may not, in accordance with its policies and procedures, be able to offer one or more of these waiver categories. If this situation occurs, it is possible that the investor would need to invest directly through an account without a designated intermediary in order to take advantage of the waiver. The Funds may terminate or amend the terms of these sales charge waivers at any time.

•
Any current, former or retired trustee, director, officer or employee (or any immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. This includes any foundation, trust or employee benefit plan maintained by any such persons;

•	Any current or retired officer, director, or employee (and members of his or her immediate family) of DST Systems, Inc.;

•
Shareholders who received Class A shares of an Invesco Fund on June 1, 2010 in connection with the reorganization of a predecessor fund in which such shareholder owned Class H, Class L, Class P, and/or Class W shares, who purchase additional Class A shares of the Invesco Fund;

•
Shareholders of record holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares and who purchase additional shares of Invesco Constellation Fund or Invesco Charter Fund, respectively;

•
Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of Invesco Constellation Fund in an account established without a designated intermediary; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of Invesco Constellation Fund is effected within 30 days of the redemption or repurchase;

•	Shareholders of the former GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds who purchase additional Class A shares;

•
Certain former AMA Investment Advisers’ shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time, who purchase additional Class A shares;

•	Shareholders of record of Advisor Class shares of an Invesco Fund on February 11, 2000 who have continuously owned shares of that Invesco Fund, who purchase additional shares of that Invesco Fund;

•
Shareholders of record of Class K shares on October 21, 2005 whose Class K shares were converted to Class A shares and who since that date have continuously held Class A shares, who purchase additional Class A shares;

•
Shareholders of record of Class B shares of Invesco Global Dividend Growth Securities Fund who received Class A shares of the Invesco Global Core Equity Fund in connection with a reorganization on May 20, 2011 and who since that date have continuously owned Class A shares, who purchase additional Class A shares of Invesco Global Core Equity Fund;

•
Shareholders of record of Class B shares of Invesco Van Kampen Global Equity Allocation Fund who received Class A shares of the Invesco Global Core Equity Fund in connection with a reorganization on May 20, 2011 and who since that date have continuously owned Class A shares, who purchase additional Class A shares of Invesco Global Core Equity Fund; and

•
Unitholders of Invesco unit investment trusts who enrolled prior to December 3, 2007 to reinvest distributions from such trusts in Class A shares of the Invesco Funds, who receive Class A shares of an Invesco Fund pursuant to such reinvestment program in an account established without a designated intermediary. The Invesco Funds reserve the right to modify or terminate this program at any time.

Payments to Dealers. Invesco Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with Invesco Distributors or its designee during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be “underwriters” as that term is defined under the 1933 Act.
The financial intermediary through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In this context, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), insurance company separate account, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Distributors or one or more of its corporate affiliates (collectively, the Invesco Distributors Affiliates). In addition to those payments, Invesco Distributors Affiliates may make additional cash payments to financial intermediaries in connection with the promotion and sale of shares of the Invesco Funds. Invesco Distributors Affiliates make these payments from their own resources, from Invesco Distributors’ retention of underwriting concessions and from payments to Invesco Distributors under Rule 12b-1 plans. In the case of sub-accounting payments, discussed below, Invesco Distributors Affiliates will be reimbursed directly by the Invesco Funds for such payments. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial intermediary, or one or more of its affiliates, may receive payments under more than one or all categories. Most financial intermediaries that sell shares of the Invesco Funds receive one or more types of these cash payments. Financial intermediaries negotiate the cash payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial intermediary to another. Invesco Distributors Affiliates do not make an independent assessment of the cost of providing such services.
Certain financial intermediaries listed below received one or more types of the following payments during the prior calendar year. This list is not necessarily current and will change over time. Certain arrangements are still being negotiated, and there is a possibility that payments will be made retroactively to financial intermediaries not listed below. Accordingly, please contact your financial intermediary to determine whether they currently may be receiving such payments and to obtain further information regarding any such payments.
Financial Support Payments. Invesco Distributors Affiliates make financial support payments as incentives to certain financial intermediaries to promote and sell shares of Invesco Funds. The benefits Invesco Distributors Affiliates receive when they make these payments include, among other things, placing Invesco Funds on the financial intermediary’s funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. Financial support payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including Invesco Funds in its Fund sales system (on its sales shelf). Invesco Distributors Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to Retirement and Benefit Plans, qualified tuition programs, or fee based adviser programs – some of which may generate certain other payments described below).
The financial support payments Invesco Distributors Affiliates make may be calculated on sales of shares of Invesco Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all such shares sold by the financial intermediary during the particular period. Such payments also may be calculated on the average daily net assets of the applicable Invesco Funds attributable to that particular financial intermediary (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of Invesco Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of Invesco Funds in investor accounts. Invesco Distributors Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.
Sub-Accounting and Networking Support Payments. The Transfer Agent, an Invesco Distributors Affiliate, acts as the transfer agent for the Invesco Funds, registering the transfer, issuance and redemption of Invesco Fund shares, and disbursing dividends and other distributions to Invesco Funds shareholders. However, many Invesco Fund shares are owned or held by financial intermediaries, as that term is defined above, for the benefit of their customers. In those cases, the Invesco Funds often do not maintain an account for the shareholder. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediary. In these situations, Invesco Distributors Affiliates may make payments to financial intermediaries that sell Invesco Fund shares for certain transfer agency services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% (for non-Class R5 shares) or 0.10% (for Class R5 shares) of average annual assets of such share classes or $19 per annum per shareholder account (for non-Class R5 shares only). No Sub-Accounting or Networking Support payments will be made with respect to Invesco Funds’ Class R6 shares or Institutional Class shares. Invesco Distributors Affiliates also may make payments to certain financial intermediaries that sell Invesco Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Invesco Distributors Affiliates may make under this category include, among others, payment of networking fees of up to $10 per shareholder account maintained on certain mutual fund trading systems.

All fees payable by Invesco Distributors Affiliates pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement are charged back to the Invesco Funds, subject to certain limitations approved by the Board of the Trust.
Other Cash Payments. From time to time, Invesco Distributors Affiliates, at their expense and out of their own resources, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of a Fund. Such compensation provided by Invesco Distributors Affiliates may include payment of ticket charges per purchase or exchange order placed by a financial intermediary, one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading systems, financial assistance to financial intermediaries that enable Invesco Distributors Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA) (formerly, NASD, Inc.). Invesco Distributors Affiliates make payments for entertainment events they deem appropriate, subject to Invesco Distributors Affiliates guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.
Invesco Distributors Affiliates are motivated to make the payments described above because they promote the sale of Invesco Fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of Invesco Funds or retain shares of Invesco Funds in their clients’ accounts, Invesco Distributors Affiliates benefit from the incremental management and other fees paid to Invesco Distributors Affiliates by the Invesco Funds with respect to those assets.
In certain cases these payments could be significant to the financial intermediary. Your financial intermediary may charge you additional fees or commissions other than those disclosed in the prospectus. You can ask your financial intermediary about any payments it receives from Invesco Distributors Affiliates or the Invesco Funds, as well as about fees and/or commissions it charges. You should consult disclosures made by your financial intermediary at the time of purchase.
Certain Financial Intermediaries that Receive One or More Types of Payments

1st Global Capital Corporation
1st Partners, Inc.
401k Exchange, Inc.
401k Producer Services
Admin Partners LLC
ADP Broker Dealer, Inc.
Advantage Capital Corporation
Advest Inc.
Advisor Group
Advisory Services
AIG Capital Services, Inc.
Alight Financial Solutions
Alliance Benefit Group
Allianz Life
Allstate
Alta Montclair
American Enterprise Investment
American Fidelity Assurance Company
American General
American Portfolios Financial Services Inc.
American Skandia Life Assurance Corporation
American United Life Insurance Company
Ameriprise Financial Services Inc.
Ameritas Life Insurance Corp
Ameritrade
APEX Clearing Corporation
Ascensus
Associated Securities Corporation
AXA
Baden Retirement Plan Services
Bank of America
Bank of New York Mellon
Bank of Oklahoma
Barclays Capital Inc.
Bay Bridge Administrators LLC
BB&T Capital Markets
BC Ziegler
BCG Securities
Benefit Plans Administrators
Benefit Trust Company
Benefits Consultants Group
BMO Harris Bank NA
BNP Paribas
BOSC, Inc.
Branch Banking & Trust Company
Brighthouse Life Insurance Co
Brinker Capital
Brown Brothers Harriman & Co.
Buck Kwasha Securities LLC
Cadaret Grant & Company, Inc.
Cambridge Investment Research, Inc.
Cantella & Co., Inc.
Cantor Fitzgerald & Co.
Capital One Investment Services LLC
Centennial Bank
Center for Due Diligence
Cetera
Charles Schwab & Company, Inc.
Chase
Citi Smith Barney
Citibank NA
Citigroup Global Markets Inc.
City National Bank
Comerica Bank
Commerce Bank
Commonwealth Financial Network LPL
Community National Bank
Compass
Compusys / ERISA Group Inc
Conduent HR Services LLC
Contemporary Financial Solutions, Inc.
CPI Qualified Plan Consultants, Inc.
Credit Suisse Securities
Crowell Weedon & Co.
CUNA Mutual Life
CUSO Financial Services, Inc.
D.A. Davidson & Company
Daily Access Corporation
Delaware Life Insurance Company
Deutsche Bank
Digital Retirement Solutions, Inc.
Diversified Investment Advisors
Dorsey & Company Inc.
Dyatech Corporation

Education Trust Board of New Mexico
Edward Jones & Co.
Envestnet
Envoy Plan Services Inc
Equitable Life Insurance Company
Equity Services, Inc.
Erisa Administrative Services
Expertplan
Farmers Financial Solutions
Fidelity
Fifth Third
Financial Data Services Inc.
Financial Planning Association
Financial Services Corporation
First Clearing Corp.
First Command Financial Planning, Inc.
First Financial Equity Corp.
First Southwest Company
Forethought Life Insurance Company
Forrest T Jones & Company
Frost
FSC Securities Corporation
FTB Advisors
Fund Services Advisors, Inc.
Gardner Michael Capital, Inc.
GE
Genworth
Glenbrook Life and Annuity Company
Global Atlantic
Goldman, Sachs & Co.
Great West Life
Guaranty Bank & Trust
Guardian
GunnAllen Financial
GWFS Equities, Inc.
H.D. Vest
Hantz Financial Services Inc
Hare and Company
Hartford
Hightower Securities, LLC
Hornor, Townsend & Kent, Inc.
HSBC
Huntington
ICMA Retirement Corporation
Institutional Cash Distributors
Intersecurities, Inc.
INVEST Financial Corporation, Inc.
Investment Centers of America, Inc.
J.M. Lummis Securities
Jackson National Life
Jefferson National Life Insurance Company
Jefferson Pilot Securities Corporation
John Hancock
JP Morgan
Kanaly Trust Company
Kaufmann and Global Associates
Kemper
Kestra Investment Services LLC
Key Bank
Ladenburg Thalmann
LaSalle Bank, N.A.
Lincoln
Lincoln Investment Planning
Loop Capital Markets, LLC
LPL Financial
M & T Securities, Inc.
M M L Investors Services, Inc.
M&T Bank
Marshall & Ilsley Trust Co., N.A.
Mass Mutual
Matrix
Mellon
Mercer
Merrill Lynch
Metlife
Meyer Financial Group, Inc.
Mid Atlantic Capital Corporation
Midland National Life
Minnesota Life Insurance Co.
MMC Securities
Money Concepts
Morgan Keegan & Company, Inc.
Morgan Stanley
Morningstar Inc
MSCS Financial Services, LLC
Municipal Capital Markets Group, Inc.
Mutual Service Corporation
Mutual Services, Inc.
N F P Securities, Inc.
NatCity Investments, Inc.
National Benefit Services, LLC
National Financial Services
National Plan Administrators
National Planning
National Retirement Partners Inc.
Nationwide
New York Life
Newport Retirement Plan Services, Inc.
Next Financial Group, Inc.
NFP Securities Inc.
Northeast Securities, Inc.
Northern Trust
Northwestern Mutual Investment Services
NRP Financial
Ohio National
Omni Group
OnBrands24 Inc
OneAmerica Financial Partners Inc.
Oppenheimer
Pacific Life
Park Avenue Programs, Inc.
Park Avenue Securities LLC
Pen-Cal Administrators
Penn Mutual Life
Penserv Plan Services
Penson Financial Services
Pershing LLC
PFS Investments, Inc.
Phoenix
Piper Jaffray
PJ Robb
Plains Capital Bank
Plan Administrators
Plan Member Services Corporation
Planco
PNC
Prime Trust LLC
Primerica Shareholder Services, Inc.
Princeton Retirement Group, Inc.
Principal
Princor Financial Services Corporation
Proequities, Inc.
Protective Life
Pruco Securities LLC
Prudential
Qualified Benefits Consultants, Inc.
R B C Dain Rauscher, Inc.
Randall & Hurley, Inc.
Raymond James
RBC Wealth Management
Reliance Trust Company
Ridge Clearing
Riversource (Ameriprise)
Robert W. Baird & Co.
Ross Sinclair & Associates LLC
Royal Alliance Associates
RSBCO
S I I Investments, Inc.
SagePoint Financial, Inc.
Salomon Smith Barney
Sanders Morris Harris
SCF Securities, Inc.
Securian Financial Services, Inc.
Security Benefit
Security Distributors, Inc.
Security Financial Resources, Inc.
Sentra Securities
Signator Investors, Inc.
Silverton Capital, Corp.
Simmons First Investment Group, Inc.
Siracusa Benefits Programs
Smith Barney Inc.
Smith Hayes Financial Services
Southwest Securities
Sovereign Bank
Spelman & Company
Standard Insurance Company
State Farm

State Street Bank & Trust Company
Sterne Agee Financial Services, Inc.
Stifel Nicolaus & Company
Summit
Sun Life
SunAmerica Securities, Inc.
SunGard
SunTrust
SWS Financial Services, Inc.
Symetra Investment Services Inc.
T Rowe Price
Talcott Resolution Life Insurance Company
TD Ameritrade
TDS Group
Teacher Insurance and Annuity Association of America
TFS Securities, Inc.
The (Wilson) William Financial Group
The Bank of New York
The Huntington Investment Company
The OMNI Group
The Retirement Plan Company LLC
The Vanguard Group
Thrivent
Thrivent Investment Management Inc.
Transamerica
Trautmann Maher & Associates, Inc.
Treasury Curve
Treasury Strategies
Trust Management Network, LLC
TSA Consulting Group
Tuition Plan Consortium
U.S. Bancorp
UBS Financial Services Inc.
UBS Financial Services, Inc.
Ultimas Asset Services LLC
UMB Financial Services, Inc.
Unified Fund Services, Inc.
Union Bank
Union Central Life Insurance Company
United Planners Financial
United States Life Insurance Company
UPromise Investment Advisors LLC
USI Securities, Inc.
UVEST
V S R Financial Services, Inc.
VALIC
Vanguard
Vining Sparks IBG, LP
VLP Corporate Services LLC
VOYA
VRSCO – American General Distributors
Wachovia
Waddell & Reed, Inc.
Wadsworth Investment Co., Inc.
Wall Street Financial Group, Inc.
Waterstone Financial Group, Inc.
Wells Fargo
Wilmington Trust Retirement and Institutional Services Company
Woodbury Financial Services, Inc.
Xerox HR Solutions LLC
Zions Bank
Zurich American Life Insurance Company

Purchases of Class C Shares
Class C shares are sold at net asset value, and are not subject to an initial sales charge. Investors in Class C shares may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of Invesco Short Term Bond Fund unless you exchange shares of another Invesco Fund that are subject to a CDSC into Invesco Short Term Bond Fund). See the prospectus for additional information regarding this CDSC. Invesco Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the Invesco Funds (except for Class C shares of Invesco Short Term Bond Fund) at the time of such sales. Payments with respect to Invesco Funds other than Invesco Floating Rate Fund will generally equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. Payments with respect to Invesco Floating Rate Fund will equal 0.75% of the purchase price and will consist of a sales commission of 0.50% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Invesco Funds on or after May 1, 1995, and in circumstances where Invesco Distributors grants an exemption on particular transactions.
Payments with Regard to Converted Class K Shares
For Class A shares acquired by a former Class K shareholder (i) as a result of a fund merger; or (ii) as a result of the conversion of Class K shares into Class A shares on October 21, 2005, Invesco Distributors will pay financial intermediaries 0.45% on such Class A shares as follows: (i) 0.25% from the Class A shares’ Rule 12b-1 plan fees; and (ii) 0.20% from Invesco Distributors’ own resources provided that, on an annualized basis for 2005 as of October 21, 2005, the 0.20% exceeds $2,000 per year.
Purchase and Redemption of Class P Shares
Certain former investors in the AIM Summit Plans I and II may acquire Class P shares at net asset value. Please see Invesco Summit Fund’s prospectus for details.

Purchases of Class R Shares
Class R shares are sold at net asset value and are not subject to an initial sales charge. Invesco Distributors may pay dealers of record an annual distribution and/or service fee of up to 0.50% of average daily net assets and such payments will commence immediately. For any Class R shares sold on or before January 17, 2020 that received an upfront dealer concession, Invesco Distributors may pay dealers of record an annual distribution and/or service fee of up to 0.50% of average daily net assets and such payments will commence in the 13th month from the date of purchase.
Purchases of Class S Shares
Class S shares are limited to investors who purchase shares with the proceeds received from a systematic contractual investment plan redemption within the 12-months prior to purchasing Class S shares, and who purchase through an approved financial intermediary that has an agreement with the distributor to sell Class S shares. Class S shares are not otherwise sold to members of the general public. An investor purchasing Class S shares will not pay an initial sales charge. The investor will no longer be eligible to purchase additional Class S shares at that point where the value of the contributions to the prior systematic contractual investment plan combined with the subsequent Class S share contributions equals the face amount of what would have been the investor’s systematic contractual investment plan under the 30-year investment option. The face amount of a systematic contractual investment plan is the combined total of all scheduled monthly investments under that plan. For a plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30-year extended investment option. Class S shares have a 12b-1 fee of 0.15%.
Purchases of Class Y Shares
Class Y shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. Please refer to the prospectus for more information.
Purchases of Investor Class Shares
Investor Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. Invesco Distributors may pay dealers and institutions an annual service fee of 0.25% of average daily net assets and such payments will commence immediately. The Investor Class is closed to new investors.
Purchases of Class R5 and R6 Shares
Class R5 and R6 shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. Please refer to the Class R5 and R6 prospectus for more information.
Exchanges
Terms and Conditions of Exchanges. Normally, shares of an Invesco Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received. If a shareholder is exchanging into a Fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.
Redemptions
General. Shares of the Invesco Funds may be redeemed directly through the Transfer Agent or through any dealer who has entered into an agreement with Invesco Distributors. A redemption is effected at the net asset value per share of the applicable Fund next determined after the redemption request is received in good order. To be in good order, the investor, either directly or through his financial intermediary must give the Funds’ transfer agent all required information and documentation. Payments from a redemption generally constitute taxable events. Because such payments are funded by the redemption shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income.
An investor or a financial intermediary may submit a written request to the Funds’ transfer agent for correction of transactions involving Fund shares. If the Funds’ transfer agent agrees to correct a transaction, and the correction requires a dividend adjustment, the investor or the intermediary must agree in writing to reimburse the Funds for any resulting loss.
Payment for redeemed institutional shares is normally made by Federal Reserve wire to the bank account designated in the investor’s account application, while payment for redeemed retail shares is normally made by check, but may be sent electronically by either Federal Reserve wire or ACH at the investor’s request. Any changes to bank instructions must be submitted to the Funds’ transfer agent in writing. The Funds’ transfer agent may request additional documentation. For funds that allow checkwriting, if you do not have a sufficient number of shares in your account to cover the amount of the check and any applicable deferred sales charge, the check will be returned and no shares will be redeemed. Because it is not possible to determine your account’s value in advance, you should not write a check for the entire value of your account or try to close your account by writing a check.
The Funds’ transfer agent may request that an intermediary maintain separate master accounts in the Funds for shares held by the intermediary (a) for its own account, for the account of other institutions and for accounts for which the intermediary acts as a fiduciary; and (b) for accounts for which the intermediary acts in some other capacity. An intermediary may aggregate its master accounts and sub-accounts to satisfy the minimum investment requirement.
With regard to Money Market Funds that do not qualify as Government Money Market Funds, if a Fund’s weekly liquid assets fall below 30% of its total assets, the Board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or gates on redemptions. In addition, if a Fund’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the Fund must impose a 1% liquidity fee on shareholder redemptions unless the Board determines that not doing so is in the best interests of the Fund. For Funds that do not qualify as Government Money Market Funds, when a fee or a gate is in place, shareholders will not be permitted to exchange into or out of a Fund.
The Board may, in its discretion, terminate a liquidity fee or redemption gate at any time if it believes such action to be in the best interest of the Fund and its shareholders. Also, liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once a Fund’s weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days in any 90-day period. When a fee or a gate is in place, the Fund may elect not to permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a fee or a gate is in effect.
The Board may, in its discretion, permanently suspend redemptions and liquidate if, among other things, a Money Market Fund, at the end of a business day, has less than 10% of its total assets invested in weekly liquid assets. The Board of the Retail and Government Money Market Funds may suspend redemptions and liquidate if the Board determines that the deviation between its amortized cost price per share and its market-based NAV per share may result in material dilution or other unfair results to investors or existing shareholders.
Systematic Redemption Plan. A Systematic Redemption Plan permits a shareholder of an Invesco Fund to withdraw on a regular basis at least $50 per withdrawal. At the time the withdrawal plan is established, the total account value must be $5,000 or more. Under a Systematic Redemption Plan, all shares are to be held by the Transfer Agent. To provide funds for payments made under the Systematic Redemption Plan, the Transfer Agent redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.
Payments under a Systematic Redemption Plan generally constitute taxable events. Because such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Also because sales charges are imposed on additional purchases of Class A shares, it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.
Each Invesco Fund bears its share of the cost of operating the Systematic Redemption Plan.
Contingent Deferred Sales Charges Imposed upon Redemption of Shares
A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I, II, IV, V and VI Funds, upon the redemption of Class C shares (no CDSC applies to Class C shares of Invesco Short Term Bond Fund unless you exchange shares of another Invesco Fund that are subject to a CDSC into or Invesco Short Term Bond Fund). (In addition, no CDSC applies to Class A2 shares.) See the prospectus for additional information regarding CDSCs.
Contingent Deferred Sales Charge Exceptions for Large Purchases of Class A Shares. An investor who has made a Large Purchase of Class A shares of a Category I, II, IV, V or VI Fund, will not be subject to a CDSC upon the redemption of those shares in the following situations:

•
Redemptions of shares held by an Employer Sponsored Retirement and Benefit Plan or SIMPLE IRA Plan in cases where (i) the plan has remained invested in Class A shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class A shares held by the plan;

•
Redemptions of shares by the investor where the investor’s financial intermediary has elected to waive the amounts otherwise payable to it by Invesco Distributors and notifies Invesco Distributors prior to the time of investment;

•
Minimum required distributions made in connection with a Retirement and Benefit Plan following attainment of age 701⁄2, or older, and only with respect to that portion of such distribution that does not exceed 12% annually of the participant’s beneficiary account value in a particular Fund;

•
Redemptions following the death or post-purchase disability of a registered shareholder or beneficial owner of an account. Subsequent purchases into such account are not eligible for the CDSC waiver; and

•	Amounts from a monthly, quarterly or annual Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis, provided; the investor reinvests his dividends.
Contingent Deferred Sales Charge Exceptions for Class C Shares. CDSCs will not apply to the following redemptions of Class C shares, as applicable:

•	Redemptions following the death or post-purchase disability of a registered shareholder or beneficial owner of an account. Subsequent purchases into such account are not eligible for the CDSC waiver;

•
Distributions from Retirement and Benefit Plans where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 701⁄2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant’s or beneficiary’s account value in a particular Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another Retirement and Benefit Plan invested in Class C shares of one or more of the Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;

•	Amounts from a monthly or quarterly Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis provided the investor reinvests his dividends;

•	Liquidation initiated by the Fund when the account value falls below the minimum required account size of $500; and

•	Investment account(s) of Invesco and its affiliates.
In addition to the foregoing, CDSCs will not apply to the following redemptions of Class C shares:

•
Redemption of shares held by Employer Sponsored Retirement and Benefit Plans or Employer Sponsored IRAs in cases where (i) the plan has remained invested in Class C shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class C shares held by the plan; or

•
A total or partial redemption of shares where the investor’s financial intermediary has elected to waive amounts otherwise payable to it by Invesco Distributors and notifies Invesco Distributors prior to the time of investment.

It is possible that a financial intermediary may not be able to offer one or more of the waiver categories described in this section. If this situation occurs, it is possible that the investor would need to invest directly through an account without a designated intermediary in order to take advantage of these waivers. Investors should ask their financial intermediary whether they offer the above CDSCs. The Funds may terminate or amend the terms of these CDSCs at any time.
General Information Regarding Purchases, Exchanges and Redemptions
Good Order. Purchase, exchange and redemption orders must be received in good order in accordance with the Transfer Agent’s policies and procedures and U.S. regulations. The Transfer Agent reserves the right to refuse transactions. Transactions not in good order will not be processed and once brought into good order, will receive the current price. To be in good order, an investor or financial intermediary must supply the Transfer Agent with all required information and documentation, including signature guarantees and notary public stamps as required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to the Transfer Agent in its sole discretion. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss.
Authorized Agents. The Transfer Agent and Invesco Distributors may authorize agents to accept purchase and redemption orders that are in good order on behalf of the Invesco Funds. In certain cases, these authorized agents are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. The Fund will be deemed to have received the purchase or redemption order when the Fund’s authorized agent or its designee accepts the order. The order will be priced at the net asset value next determined after the order is accepted by the Fund’s authorized agent or its designee. Orders submitted through a financial intermediary that has not received authorization to accept orders on a Fund’s behalf are priced at the Fund’s net asset value next calculated by the Fund after it receives the order from the financial intermediary and accepts it, which may not occur on the day submitted to the financial intermediary.
Signature Guarantees. Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an “eligible guarantor institution” as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent’s current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. While a notary public stamp may be accepted in certain limited situations, it is not an acceptable replacement for a signature guarantee. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the total transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an “eligible guarantor institution” and to determine how to fulfill a signature guarantee requirement, an investor should contact the Client Services Department of the Transfer Agent.
Transactions by Telephone. By signing an account application form, an investor agrees that the Transfer Agent may surrender for redemption any and all shares held by the Transfer Agent in the designated account(s), or in any other account with any of the Invesco Funds, present or future, which has the identical registration as the designated account(s). The Transfer Agent is thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the Invesco Funds, provided that such Fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder’s Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.
Internet Transactions. An investor may effect transactions in his account through the Internet by establishing a Personal Identification Number (PIN). By establishing a PIN the investor acknowledges and agrees that neither the Transfer Agent nor Invesco Distributors will be liable for any loss, expense or cost arising out of any Internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of Internet transactions include requests for confirmation of the shareholder’s PIN and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect Internet transactions may be terminated at any time by the Invesco Funds. Policies for processing transactions via the Internet may differ from policies for transactions via telephone due to system settings.
Abandoned Property. It is the responsibility of the investor to ensure that the Transfer Agent maintains a correct address for his account(s). An incorrect address may cause an investor’s account statements and other mailings to be returned to the Transfer Agent. Upon receiving returned mail, the Transfer Agent will attempt to locate the investor or rightful owner of the account. If the Transfer Agent is unable to locate the investor, then it will determine whether the investor’s account has legally been abandoned. The Transfer Agent is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.
Retirement and Benefit Plans Sponsored by Invesco Distributors. Invesco Distributors acts as the prototype sponsor for certain types of Retirement and Benefit Plan documents. These Retirement and Benefit Plan documents are generally available to anyone wishing to invest Retirement and Benefit Plan assets in the Funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial intermediary for details.
Miscellaneous Fees. In certain circumstances, the intermediary maintaining the shareholder account through which your Fund shares are held may assess various fees related to the maintenance of that account, such as:

•	an annual custodial fee on accounts where Invesco Distributors acts as the prototype sponsor;

•	expedited mailing fees in response to overnight redemption requests; and

•	copying and mailing charges in response to requests for duplicate statements.
Please consult with your intermediary for further details concerning any applicable fees.
Offering Price
The following formula may be used to determine the public offering price per Class A share of an investor’s investment:
Net Asset Value / (1 – Sales Charge as % of Offering Price) = Offering Price. For example, at the close of business on May 29, 2020, a Fund – Class A shares had a net asset value per share of $10.11. The offering price, assuming an initial sales charge of 5.50%, therefore was $10.70.
Class R5 and R6 shares of the Invesco Funds are offered at net asset value.
The offering price per share of Invesco Government Money Market Fund and Invesco Oppenheimer Government Money Market Fund is $1.00. There can be no assurance that such Funds will be able to maintain a stable net asset value of $1.00 per share.
Calculation of Net Asset Value
Each Invesco Fund, except for Invesco Government Money Market Fund, Invesco Premier Portfolio, Invesco Premier Tax-Exempt Portfolio and Invesco Premier U.S. Government Money Portfolio, generally determines its net asset value per share once daily on each day the NYSE is open for trading (a business day) as of approximately 4:00 p.m. Eastern Time (the customary close of regular trading) or earlier in the case of a scheduled early close. In the event of an unscheduled early close of the NYSE, each Fund, except for Invesco Government Money Market Fund, Invesco Premier Portfolio, Invesco Premier Tax-Exempt Portfolio and Invesco Premier U.S. Government Money Portfolio, generally still will determine the net asset value of its shares as of 4:00 p.m. Eastern Time on that business day. Invesco Government Money Market Fund, Invesco Premier Portfolio and Invesco Premier U.S. Government Money Portfolio will generally determine the net asset value of their shares at 5:30 p.m. Eastern Time on each business day. Invesco Premier Tax-Exempt Portfolio will generally determine the net asset value of its shares at 3:00 p.m. Eastern Time on each business day. The Invesco Funds determine net asset value per share by dividing the value of an Invesco Fund’s securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of an Invesco Fund’s net asset value per share is made in accordance with generally accepted accounting principles. Generally, the portfolio securities for non-money market funds are recorded in the NAV no later than trade date plus one, except on fiscal quarter ends, such securities are recorded on trade date. For money market funds, portfolio securities are recorded in the NAV on trade date, as described below. Under normal circumstances, market valuation and fair valuation, as described below, are not used to determine share price for money market funds that seek to maintain a constant NAV because shares of money market funds are valued at amortized cost, as described below. Invesco Premier Tax-Exempt Portfolio values its portfolio securities for which market quotations are readily available at market value.
With respect to non-money market funds, the net asset value for shareholder transactions may be different than the net asset value reported in the Invesco Fund’s financial statement due to adjustments required by generally accepted accounting principles made to the net asset value of the Invesco Fund at period end.
Futures contracts may be valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. A security listed or traded on an exchange (excluding convertible bonds) held by an Invesco Fund is valued at its last sales price or official closing price on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Each equity security traded in the over-the-counter market is valued on the basis of prices furnished by independent pricing services vendors or market makers. Debt securities (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing vendor. Evaluated quotes provided by the pricing vendor may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations the mean between the last bid and ask prices. Senior secured floating rate loans, corporate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data. Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.
Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of an Invesco Fund’s shares are determined at such times. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE. If the Adviser believes a development/event has actually caused a closing price to no longer reflect current market value, the closing price may be adjusted to reflect the fair value of the affected security as of the close of the NYSE as determined in good faith using procedures approved by the Board.
Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Invesco Fund may fair value the security. If an issuer specific event has occurred that the Adviser determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value in good faith using procedures approved by the Board. Adjustments to closing prices to reflect fair value may also be based on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the Adviser believes, at the approved degree of certainty, that the price is not reflective of current market value, the Adviser will use the indication of fair value from the pricing vendor to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Multiple factors may be considered by the pricing vendor in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts, domestic and foreign index futures, and exchange-traded funds.
Invesco Fund securities primarily traded in foreign markets may be traded in such markets on days that are not business days of the Invesco Fund. Because the net asset value per share of each Invesco Fund is determined only on business days of the Invesco Fund, the value of the portfolio securities of an Invesco Fund that invests in foreign securities may change on days when an investor cannot exchange or redeem shares of the Invesco Fund.
Securities for which market quotations are not available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in accordance with procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Calculation of Net Asset Value (Certain Invesco Money Market Funds)
The Board has established procedures, in accordance with Rule 2a-7 under the 1940 Act, designed to stabilize each Fund’s net asset value per share at $1.00, to the extent reasonably possible. Such procedures include review of portfolio holdings by the Trustees at such interval as they may deem appropriate. The reviews are used to determine whether net asset value, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the trustees determine that a material deviation exists, they intend to take such corrective action as they deem necessary and appropriate. Such actions may include selling portfolio securities prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, or establishing a net asset value per share by using available market quotations. When available market quotations are used to establish the market-based net asset value, the net asset value could possibly be more or less than $1.00 per share. The Funds intend to comply with any amendments made to Rule 2a-7 promulgated under the 1940 Act which may require corresponding changes in the Funds’ procedures which are designed to stabilize each Fund’s price per share at $1.00.
Under the amortized cost method, each investment is valued at its cost and thereafter any discount or premium is amortized on a constant basis to maturity. Although this method provides certainty of valuation, it may result in periods in which the amortized cost value of the Funds’ investments is high or lower than the price that would be received if the investments were sold.
Invesco Premier Tax-Exempt Portfolio values its portfolio securities for which market quotations are readily available at market value, and calculates its net asset values to four decimals (e.g., $1.0000).
Redemptions in Kind
Although the Invesco Funds generally intend to pay redemption proceeds solely in cash, the Invesco Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). For instance, an Invesco Fund may make a redemption in kind if a cash redemption would disrupt its operations or performance. Securities that will be delivered as payment in redemptions in kind will be valued using the same methodologies that the Invesco Fund typically utilizes in valuing such securities. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. The Trust, on behalf of the Invesco Funds, made an election under Rule 18f-1 under the 1940 Act (a Rule 18f-1 Election) and therefore, the Trust, on behalf of an Invesco Fund, is obligated to redeem for cash all shares presented to such Invesco Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Invesco Fund’s net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC by order permits withdrawal of such Rule 18f-1 Election.
Backup Withholding
Accounts submitted without a correct, certified taxpayer identification number (TIN) or, alternatively, a correctly completed and currently effective IRS Form W-8 (for non-resident aliens) or Form W-9 (for U.S. persons including resident aliens) accompanying the registration information generally will be subject to backup withholding.
Each Invesco Fund, and other payers, generally must withhold 24% of reportable dividends (whether paid in cash or reinvested in additional Invesco Fund shares), including exempt-interest dividends, in the case of any shareholder who fails to provide the Invesco Funds with a TIN and a certification that he is not subject to backup withholding.
An investor is subject to backup withholding if:

1.	the investor fails to furnish a correct TIN to the Invesco Fund;

2.	the IRS notifies the Invesco Fund that the investor furnished an incorrect TIN;

3.
the investor or the Invesco Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor’s tax return (for reportable interest and dividends only);

4.	the investor fails to certify to the Invesco Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

5.	the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.
Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds are subject to backup withholding only if (1), (2) or (5) above applies.
Certain payees and payments are exempt from backup withholding and information reporting. Invesco or the Transfer Agent will not provide Form 1099 to those payees.
Investors should contact the IRS if they have any questions concerning withholding.
IRS Penalties. Investors who do not supply the Invesco Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.
Nonresident Aliens. Nonresident alien individuals and foreign entities with a valid Form W-8 are not subject to the backup withholding previously discussed. The Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption. Nonresident alien individuals and some foreign entities failing to provide a valid Form W-8 may be subject to backup withholding and Form 1099 reporting.

APPENDIX M

AMOUNTS PAID TO INVESCO DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLAN

Because the Fund is new, no payments have been made to Invesco Distributors.
M-1

APPENDIX N

ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLAN

Because the Fund is new, no fees have been paid pursuant to the Plan.
N-1

APPENDIX O

TOTAL SALES CHARGES

Because the Fund is new, no sales charges have been paid.

O-1

PART C. OTHER INFORMATION

Item 28. Exhibits.

Exhibit Number			Description
a		(a)	Fourth Amended and Restated Agreement and Declaration of Trust of Registrant dated April 11, 2017. (50)
a		(b)	Amendment No. 1, dated January 26, 2018, to the Fourth Amended and Restated Agreement and Declaration of Trust of Registrant dated April 11, 2017. (53)
a		(c)	Amendment No. 2, dated June 6, 2018, to the Fourth Amended and Restated Agreement and Declaration of Trust of Registrant dated April 11, 2017. (53)
a		(d)	Amendment No. 3, dated January 16, 2019, to the Fourth Amended and Restated Agreement and Declaration of Trust of Registrant dated April 11, 2017. (57)
a		(e)	Amendment No. 4, dated March 27, 2019, to the Fourth Amended and Restated Agreement and Declaration of Trust of Registrant dated April 11, 2017. (57)
a		(f)	Amendment No. 5, dated September 17, 2019, to the Fourth Amended and Restated Agreement and Declaration of Trust of Registrant dated April 11, 2017. (60)
a		(g)	Amendment No. 6, dated April 17, 2020, to the Fourth Amended and Restated Agreement and Declaration of Trust of Registrant dated April 11, 2017. (67)
a		(h)	Amendment No. 7, dated May 15, 2020, to the Fourth Amended and Restated Agreement and Declaration of Trust of Registrant dated April 11, 2017. (67)
b			Second Amended and Restated Bylaws of Registrant, adopted effective October 26, 2016. (45)
c
Articles II, VI, VII, VIII and IX of the Fourth Amended and Restated Agreement and Declaration of Trust, as amended and Articles IV, V and VI of the Second Amended and Restated Bylaws define rights of holders of shares.

d	(1)	(a)	Master Investment Advisory Agreement, dated November 25, 2003, between Registrant and A I M Advisors, Inc. (6)
d	(1)	(b)	Amendment No. 1, dated October 15, 2004, to the Master Investment Advisory Agreement between the Registrant and A I M Advisors, Inc. (7)
d	(1)	(c)	Amendment No. 2, dated March 31, 2006, to the Master Investment Advisory Agreement between the Registrant and A I M Advisors, Inc. (14)
d	(1)	(d)	Amendment No. 3, dated April 14, 2006, to the Master Investment Advisory Agreement between the Registrant and A I M Advisors, Inc. (15)
d	(1)	(e)	Amendment No. 4, dated March 9, 2007, to the Master Investment Advisory Agreement between the Registrant and A I M Advisors, Inc. (19)
d	(1)	(f)	Amendment No. 5, dated April 23, 2007, to the Master Investment Advisory Agreement between the Registrant and A I M Advisors, Inc. (19)
d	(1)	(g)	Amendment No. 6, dated July 1, 2007, to the Master Investment Advisory Agreement between the Registrant and A I M Advisors, Inc. (19)
d	(1)	(h)	Amendment No. 7, dated June 2, 2009, to the Master Investment Advisory Agreement between the Registrant and Invesco Aim Advisors, Inc., formerly A I M Advisors, Inc. (26)
d	(1)	(i)	Amendment No. 8, dated January 1, 2010, to the Master Investment Advisory Agreement between the Registrant and Invesco Advisers, Inc., successor by merger to Invesco Aim Advisors, Inc. (28)
d	(1)	(j)	Amendment No. 9, dated February 12, 2010, to the Master Investment Advisory Agreement between the Registrant and Invesco Advisers, Inc., successor by merger to Invesco Aim Advisors, Inc. (29)
d	(1)	(k)	Amendment No. 10, dated April 30, 2010, to the Master Investment Advisory Agreement between the Registrant and Invesco Advisers, Inc., successor by merger to Invesco Aim Advisors, Inc. (29)
d	(1)	(l)	Amendment No. 11, dated October 29, 2010, to the Master Investment Advisory Agreement between the Registrant and Invesco Advisers, Inc., successor by merger to Invesco Aim Advisors, Inc. (35)

Exhibit Number			Description
d	(1)	(m)	Amendment No. 12, dated May 23, 2011, to the Master Investment Advisory Agreement between the Registrant and Invesco Advisers, Inc., successor by merger to Invesco Aim Advisors, Inc. (35)
d	(1)	(n)	Amendment No. 13, dated December 1, 2011, to the Master Investment Advisory Agreement between the Registrant and Invesco Advisers, Inc., successor by merger to Invesco Aim Advisors, Inc. (38)
d	(1)	(o)	Amendment No. 14, dated September 24, 2012, to the Master Investment Advisory Agreement between the Registrant and Invesco Advisers, Inc., successor by merger to Invesco Aim Advisors, Inc. (38)
d	(1)	(p)	Amendment No. 15, dated July 31, 2013, to the Master Investment Advisory Agreement between the Registrant and Invesco Advisers, Inc., successor by merger to Invesco Aim Advisors, Inc. (39)
d	(1)	(q)	Amendment No. 16, dated April 22, 2014, to the Master Investment Advisory Agreement between the Registrant and Invesco Advisers, Inc., successor by merger to Invesco Aim Advisors, Inc. (42)
d	(1)	(r)	Amendment No. 17, dated July 1, 2015, to the Master Investment Advisory Agreement between the Registrant and Invesco Advisers, Inc. (43)
d	(1)	(s)	Amendment No. 18, dated September 30, 2015, to the Master Investment Advisory Agreement between the Registrant and Invesco Advisers, Inc. (44)
d	(1)	(t)	Amendment No. 19, dated May 24, 2019, to the Master Investment Advisory Agreement between the Registrant and Invesco Advisers, Inc. (56)
d	(1)	(u)	Amendment No. 20, dated October 30, 2019, to the Master Investment Advisory Agreement between the Registrant and Invesco Advisers, Inc. (60)
d	(1)	(v)	Amendment No. 21, dated April 17, 2020, to the Master Investment Advisory Agreement between the Registrant and Invesco Advisers, Inc. (67)
d	(1)	(w)	Amendment No. 22, dated May 15, 2020, to the Master Investment Advisory Agreement between the Registrant and Invesco Advisers, Inc. (67)
d	(2)	(a)
Master Intergroup Sub-Advisory Contract for Mutual Funds, dated May 1, 2008, between Invesco Aim Advisors, Inc. on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and AIM Funds Management Inc. (now known as Invesco Trimark Ltd.). (22)

d	(2)	(b)
Amendment No. 1, dated June 2, 2009, to the Master Intergroup Sub-Advisory Contract for Mutual Funds, between Invesco Aim Advisors, Inc., on behalf of Registrant, and Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (28)

d	(2)	(c)
Amendment No. 2, dated January 1, 2010, to the Master Intergroup Sub-Advisory Contract for Mutual Funds between Invesco Advisers, Inc., successor by merger to Invesco Aim Advisers, Inc., on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (28)

d	(2)	(d)
Amendment No. 3, dated February 12, 2010, to the Master Intergroup Sub-Advisory Contract for Mutual Funds between Invesco Advisers, Inc., on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (29)

d	(2)	(e)
Amendment No. 4, dated April 30, 2010, to the Master Intergroup Sub-Advisory Contract for Mutual Funds between Invesco Advisers, Inc., on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (29)

Exhibit Number			Description
d	(2)	(f)
Amendment No. 5, dated October 29, 2010, to the Master Intergroup Sub-Advisory Contract for Mutual Funds between Invesco Advisers, Inc., on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (35)

d	(2)	(g)
Amendment No. 6, dated December 1, 2011, to the Master Intergroup Sub-Advisory Contract for Mutual Funds between Invesco Advisers, Inc., on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (36)

d	(2)	(h)
Amendment No. 7, dated September 24, 2012, to the Master Intergroup Sub-Advisory Contract for Mutual Funds between Invesco Advisers, Inc., on behalf of the Registrant, and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. (38)

d	(2)	(i)
Amendment No. 8, dated July 31, 2013, to the Master Intergroup Sub-Advisory Contract for Mutual Funds between Invesco Advisers, Inc., on behalf of the Registrant, and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. (39)

d	(2)	(j)
Amendment No. 9, dated April 22, 2014, to the Master Intergroup Sub-Advisory Contract for Mutual Funds between Invesco Advisers, Inc., on behalf of the Registrant, and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. (42)

d	(2)	(k)	Termination Agreement dated, January 16, 2015, between Invesco Advisers, Inc., and Invesco Australia Limited. (43)
d	(2)	(l)
Amendment No. 10, dated September 30, 2015, to the Master Intergroup Sub-Advisory Contract for Mutual Funds, between Invesco Advisers, Inc., on behalf of the Registrant, and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. (44)

d	(2)	(m)
Amendment No. 11, dated May 24, 2019, to the Master Intergroup Sub-Advisory Contract for Mutual Funds, between Invesco Advisers, Inc., on behalf of the Registrant, and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. (57)

d	(2)	(n)
Amendment No. 12, dated October 30, 2019, to the Master Intergroup Sub-Advisory Contract for Mutual Funds, between Invesco Advisers, Inc., on behalf of the Registrant, and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. (67)

d	(3)	(a)	Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco PowerShares Capital Management, LLC dated December 14, 2011. (42)
d	(3)	(b)	Amendment No. 1, dated July 30, 2012, to the Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco PowerShares Capital Management, LLC dated December 14, 2011. (42)
d	(3)	(c)	Amendment No. 2, dated September 25, 2012, to the Sub-Advisory Contract – Invesco Advisors, Inc. and Invesco PowerShares Capital Management, LLC dated December 14, 2011. (42)
d	(3)	(d)	Amendment No. 3, dated February 25, 2013, to the Sub-Advisory Contract – Invesco Advisors, Inc. and Invesco PowerShares Capital Management, LLC dated December 14, 2011. (42)
d	(3)	(e)	Amendment No. 4, dated December 16, 2013, to the Sub-Advisory Contract – Invesco Advisors, Inc. and Invesco PowerShares Capital Management, LLC dated December 14, 2011. (42)
d	(3)	(f)	Amendment No. 5, dated April 22, 2014, to the Sub-Advisory Contract – Invesco Advisors, Inc. and Invesco PowerShares Capital Management, LLC dated December 14, 2011. (42)
d	(3)	(g)	Amendment No. 6, dated June 26, 2014, to the Sub-Advisory Contract – Invesco Advisors, Inc. and Invesco PowerShares Capital Management, LLC dated December 14, 2011. (42)

Exhibit Number			Description
d	(3)	(h)	Amendment No. 7, dated October 14, 2014, to the Sub-Advisory Contract – Invesco Advisors, Inc. and Invesco PowerShares Capital Management, LLC dated December 14, 2011. (42)
d	(3)	(i)	Amendment No. 8, dated September 30, 2015, to the Sub-Advisory Contract – Invesco Advisors, Inc. and Invesco PowerShares Capital Management, LLC dated December 14, 2011. (44)
d	(3)	(j)	Amendment No. 9, dated December 21, 2015, to the Sub-Advisory Contract – Invesco Advisors, Inc. and Invesco PowerShares Capital Management, LLC dated December 14, 2011. (45)
d	(3)	(k)	Amendment No. 10 dated June 30, 2016, to the Sub-Advisory Contract – Invesco Advisors, Inc. and Invesco PowerShares Capital Management, LLC dated December 14, 2011. (45)
d	(3)	(l)	Amendment No. 11, dated July 1, 2016, to the Sub-Advisory Contract – Invesco Advisors, Inc. and Invesco PowerShares Capital Management, LLC dated December 14, 2011. (45)
d	(3)	(m)	Amendment No. 12, dated July 27, 2016, to the Sub-Advisory Contract – Invesco Advisors, Inc. and Invesco PowerShares Capital Management, LLC dated December 14, 2011. (45)
d	(3)	(n)	Amendment No. 13, dated October 28, 2016, to the Sub-Advisory Contract – Invesco Advisors, Inc. and Invesco PowerShares Capital Management, LLC dated December 14, 2011. (45)
d	(3)	(o)	Amendment No. 14, dated February 27, 2017, to the Sub-Advisory Contract – Invesco Advisors, Inc. and Invesco PowerShares Capital Management, LLC dated December 14, 2011. (48)
d	(3)	(p)	Amendment No. 15, dated April 11, 2017 to the Sub-Advisory Contract – Invesco Advisors, Inc. and Invesco PowerShares Capital Management, LLC dated December 14, 2011. (51)
d	(3)	(q)	Amendment No. 16, dated December 15, 2017, to the Sub-Advisory Contract – Invesco Advisors, Inc. and Invesco PowerShares Capital Management, LLC dated December 14, 2011. (51)
d	(3)	(r)	Amendment No. 17, dated December 18, 2017, to the Sub-Advisory Contract – Invesco Advisors, Inc. and Invesco PowerShares Capital Management, LLC dated December 14, 2011. (53)
d	(3)	(s)	Amendment No. 18, dated April 30, 2018, to the Sub-Advisory Contract – Invesco Advisors, Inc. and Invesco PowerShares Capital Management, LLC dated December 14, 2011. (53)
d	(3)	(t)	Amendment No. 19, dated November 1, 2018, to the Sub-Advisory Contract – Invesco Advisors, Inc. and Invesco Capital Management, LLC dated December 14, 2011. (57)
d	(3)	(u)	Amendment No. 20, dated May 24, 2019, to the Sub-Advisory Contract – Invesco Advisors, Inc. and Invesco Capital Management, LLC dated December 14, 2011. (57)
d	(3)	(v)	Amendment No. 21, dated August 15, 2019, to the Sub-Advisory Contract – Invesco Advisors, Inc. and Invesco Capital Management, LLC dated December 14, 2011. (57)
d	(3)	(w)	Amendment No. 22, dated October 30, 2019, to the Sub-Advisory Contract – Invesco Advisors, Inc. and Invesco Capital Management, LLC dated December 14, 2011. (59)
d	(3)	(x)	Amendment No. 23, dated November 18, 2019, to the Sub-Advisory Contract – Invesco Advisors, Inc. and Invesco Capital Management, LLC dated December 14, 2011. (61)
d	(3)	(y)	Amendment No. 24, dated February 28, 2020, to the Sub-Advisory Contract – Invesco Advisors, Inc. and Invesco Capital Management, LLC dated December 14, 2011. (64)
d	(4)	(a)	Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Asset Management (India) Private Limited, dated April 11, 2017. (53)
d	(4)	(b)	Amendment No. 1, dated December 15, 2017, to the Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Asset Management (India) Private Limited, dated April 11, 2017. (53)
d	(4)	(c)	Amendment No. 2, dated December 18, 2017, to the Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Asset Management (India) Private Limited, dated April 11, 2017. (53)
d	(4)	(d)	Amendment No. 3, dated April 30, 2018, to the Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Asset Management (India) Private Limited, dated April 11, 2017. (53)

Exhibit Number			Description
d	(4)	(e)	Amendment No. 4, dated November 1, 2018, to the Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Asset Management (India) Private Limited, dated April 11, 2017. (57)
d	(4)	(f)	Amendment No. 5, dated May 24, 2019, to the Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Asset Management (India) Private Limited, dated April 11, 2017. (57)
d	(4)	(g)	Amendment No. 6, dated August 15, 2019, to the Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Asset Management (India) Private Limited, dated April 11, 2017. (57)
d	(4)	(h)	Amendment No. 7, dated October 30, 2019, to the Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Asset Management (India) Private Limited, dated April 11, 2017. (61)
d	(4)	(i)	Amendment No. 8, dated November 18, 2019, to the Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Asset Management (India) Private Limited, dated April 11, 2017. (61)
d	(4)	(j)	Amendment No. 9, dated February 28, 2020, to the Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Asset Management (India) Private Limited, dated April 11, 2017. (65)
d	(5)	(a)	Sub-Advisory Contract – Invesco Advisers, Inc. and OppenheimerFunds, Inc. dated May 24, 2019. (57)
d	(5)	(b)	Amendment No. 1, dated August 15, 2019, to the Sub-Advisory Contract – Invesco Advisers, Inc. and OppenheimerFunds, Inc. dated May 24, 2019. (57)
d	(5)	(c)	Amendment No. 2, dated October 30, 2019, to the Sub-Advisory Contract – Invesco Advisers, Inc. and OppenheimerFunds, Inc. dated May 24, 2019. (59)
d	(5)	(d)	Amendment No. 3, November 18, 2019, to the Sub-Advisory Contract – Invesco Advisers, Inc. and OppenheimerFunds, Inc. dated May 24, 2019. (61)
d	(5)	(e)	Amendment No. 4, February 28, 2020, to the Sub-Advisory Contract – Invesco Advisers, Inc. and OppenheimerFunds, Inc. dated May 24, 2019. (65)
e	(1)	(a)	Master Distribution Agreement, dated July 1, 2014, between the Registrant and Invesco Distributors, Inc. (42)
e	(1)	(b)	Amendment No. 1, dated October 14, 2014, to the Master Distribution Agreement, between the Registrant and Invesco Distributors, Inc. (42)
e	(1)	(c)	Amendment No. 2, dated January 30, 2015, to the Master Distribution Agreement between the Registrant and Invesco Distributors, Inc. (43)
e	(1)	(d)	Amendment No. 3, dated April 30, 2015, to the Master Distribution Agreement between the Registrant and Invesco Distributors, Inc. (43)
e	(1)	(e)	Amendment No. 4, dated June 15, 2015, to the Master Distribution Agreement between the Registrant and Invesco Distributors, Inc. (43)
e	(1)	(f)	Amendment No. 5, dated September 30, 2015, to the Master Distribution Agreement between the Registrant and Invesco Distributors, Inc. (44)
e	(1)	(g)	Amendment No. 6, dated December 21, 2015, to the Master Distribution Agreement between the Registrant and Invesco Distributors, Inc. (45)
e	(1)	(h)	Amendment No. 7, dated February 26, 2016, to the Master Distribution Agreement between the Registrant and Invesco Distributors, Inc. (45)
e	(1)	(i)	Amendment No. 8, dated April 29, 2016, to the Master Distribution Agreement between the Registrant and Invesco Distributors, Inc. (45)
e	(1)	(j)	Amendment No. 9, dated June 20, 2016, to the Master Distribution Agreement between the Registrant and Invesco Distributors, Inc. (45)
e	(1)	(k)	Amendment No. 10, dated June 28, 2016, to the Master Distribution Agreement between the Registrant and Invesco Distributors, Inc. (45)

Exhibit Number			Description
e	(1)	(l)	Amendment No. 11, dated July 1, 2016, to the Master Distribution Agreement between the Registrant and Invesco Distributors, Inc. (45)
e	(1)	(m)	Amendment No. 12, dated July 27, 2016, to the Master Distribution Agreement between the Registrant and Invesco Distributors, Inc. (45)
e	(1)	(n)	Amendment No. 13, dated October 28, 2016, to the Master Distribution Agreement between the Registrant and Invesco Distributors, Inc. (45)
e	(1)	(o)	Amendment No. 14, dated December 1, 2016, to the Master Distribution Agreement between the Registrant and Invesco Distributors, Inc. (45)
e	(1)	(p)	Amendment No. 15, dated February 27, 2017, to the Master Distribution Agreement between the Registrant and Invesco Distributors, Inc. (48)
e	(1)	(q)	Amendment No. 16, dated December 15, 2017, to the Master Distribution Agreement between the Registrant and Invesco Distributors, Inc. (51)
e	(1)	(r)	Amendment No. 17, dated December 18, 2017, to the Master Distribution Agreement between the Registrant and Invesco Distributors, Inc. (53)
e	(1)	(s)	Amendment No. 18, dated April 30, 2018, to the Master Distribution Agreement between the Registrant and Invesco Distributors, Inc. (53)
e	(1)	(t)	Amendment No. 19, dated July 26, 2018, to the Master Distribution Agreement between the Registrant and Invesco Distributors, Inc. (55)
e	(1)	(u)	Amendment No. 20, dated November 1, 2018, to the Master Distribution Agreement between the Registrant and Invesco Distributors, Inc. (57)
e	(1)	(v)	Amendment No. 21, dated May 24, 2019, to the Master Distribution Agreement between the Registrant and Invesco Distributors, Inc. (57)
e	(1)	(w)	Amendment No. 22, dated August 15, 2019, to the Master Distribution Agreement between the Registrant and Invesco Distributors, Inc. (57)
e	(1)	(x)	Amendment No. 23, dated October 30, 2019, to the Master Distribution Agreement between the Registrant and Invesco Distributors, Inc. (59)
e	(1)	(y)	Amendment No. 24, dated November 18, 2019, to the Master Distribution Agreement, dated July 1, 2014, by and between Registrant and Invesco Distributors, Inc. (59)
e	(1)	(z)	Amendment No. 25, dated February 28, 2020, to the Master Distribution Agreement, dated July 1, 2014, by and between Registrant and Invesco Distributors, Inc. (64)
e	(1)	(aa)	Amendment No. 26, dated April 17, 2020, to the Master Distribution Agreement, dated July 1, 2014, by and between Registrant and Invesco Distributors, Inc. (67)
e	(2)		Form of Selected Dealer Agreement between Invesco Aim Distributors, Inc. and selected dealers. (24)
e	(3)		Form of Bank Selling Group Agreement between Invesco Aim Distributors, Inc. and banks. (24)
f	(1)		Form of Invesco Funds Retirement Plan for Eligible Directors/Trustees, as approved by the Board of Directors/Trustees on December 31, 2013. (42)
f	(2)	(a)	Form of Invesco Funds Trustee Deferred Compensation Agreement, as approved by the Board of Directors/Trustees on December 31, 2011. (42)
f	(2)	(b)	Form of Amendment to Form of Invesco Funds Trustee Deferred Compensation Agreement. (44)
g			Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated June 1, 2018. (55)
h	(1)	(a)	Fourth Amended and Restated Transfer Agency and Service Agreement, dated July 1, 2010, between Registrant and Invesco Investment Services, Inc. (32)

Exhibit Number			Description
h	(1)	(b)	Amendment No. 1, dated March 16, 2011, to the Fourth Amended and Restated Transfer Agency and Service Agreement, dated July 1, 2010, between Registrant and Invesco Investment Services, Inc. (35)
h	(1)	(c)	Amendment No. 2, dated July 1, 2011, to the Fourth Amended and Restated Transfer Agency and Service Agreement, dated July 1, 2010, between Registrant and Invesco Investment Services, Inc. (35)
h	(1)	(d)	Amendment No. 3, dated September 24, 2012, to the Fourth Amended and Restated Transfer Agency and Service Agreement, dated July 1, 2010, between Registrant and Invesco Investment Services, Inc. (38)
h	(1)	(e)	Amendment No. 4, dated January 1, 2014, to the Fourth Amended and Restated Transfer Agency and Service Agreement, dated July 1, 2010, between Registrant and Invesco Investment Services, Inc. (42)
h	(1)	(f)	Amendment No. 5, dated June 9, 2017, to the Fourth Amended and Restated Transfer Agency and Service Agreement, dated July 1, 2010, between Registrant and Invesco Investment Services, Inc. (51)
h	(1)	(g)	Amendment No. 6, dated January 26, 2018, to the Fourth Amended and Restated Transfer Agency and Service Agreement, dated July 1, 2010, between Registrant and Invesco Investment Services, Inc. (53)
h	(1)	(h)
Notice to Transfer Agent, dated May 24, 2019, to the Fourth Amended and Restated Transfer Agency and Service Agreement, dated July 1, 2010, between Registrant and Invesco Investment Services, Inc. (57)

h	(2)	(a)	Second Amended and Restated Master Administrative Services Agreement, dated July 1, 2006, between Registrant and A I M Advisors, Inc. (15)
h	(2)	(b)	Amendment No. 1, dated March 9, 2007, to the Second Amended and Restated Master Administrative Services Agreement. (19)
h	(2)	(c)	Amendment No. 2, dated April 23, 2007, to the Second Amended and Restated Master Administrative Services Agreement. (19)
h	(2)	(d)	Amendment No. 3, dated June 2, 2009, to the Second Amended and Restated Master Administrative Services Agreement. (26)
h	(2)	(e)	Amendment No. 4, dated January 1, 2010, to the Second Amended and Restated Master Administrative Services Agreement. (28)
h	(2)	(f)	Amendment No. 5, dated February 12, 2010, to the Second Amended and Restated Master Administrative Services Agreement. (29)
h	(2)	(g)	Amendment No. 6, dated April 30, 2010, to the Second Amended and Restated Master Administrative Services Agreement. (29)
h	(2)	(h)	Amendment No. 7, dated October 29, 2010, to the Second Amended and Restated Master Administrative Services Agreement. (35)
h	(2)	(i)	Amendment No. 8, dated December 1, 2011, to the Second Amended and Restated Master Administrative Services Agreement. (37)
h	(2)	(j)	Amendment No. 9, dated July 1, 2012, to the Second Amended and Restated Master Administrative Services Agreement. (37)
h	(2)	(k)	Amendment No. 10, dated September 24, 2012, to the Second Amended and Restated Master Administrative Services Agreement. (38)
h	(2)	(l)	Amendment No. 11, dated July 31, 2013, to the Second Amended and Restated Master Administrative Services Agreement. (39)
h	(2)	(m)	Amendment No. 12, dated April 22, 2014, to the Second Amended and Restated Master Administrative Services Agreement. (42)
h	(2)	(n)	Amendment No. 13, dated September 30, 2015, to the Second Amended and Restated Master Administrative Services Agreement. (44)
h	(2)	(o)	Amendment No. 14, dated January 1, 2019, to the Second Amended and Restated Master Administrative Services Agreement. (57)

Exhibit Number			Description
h	(2)	(p)	Amendment No. 15, dated May 24, 2019, to the Second Amended and Restated Master Administrative Services Agreement. (57)
h	(2)	(q)	Amendment No. 16, dated October 30, 2019, to the Second Amended and Restated Master Administrative Services Agreement. (60)
h	(2)	(r)	Amendment No. 17, dated April 17, 2020, to the Second Amended and Restated Master Administrative Services Agreement. (67)
h	(2)	(s)	Amendment No. 18, dated May 15, 2020, to the Second Amended and Restated Master Administrative Services Agreement. (67)
h	(3)		Memorandum of Agreement, dated April 17, 2020, regarding expense limitations, between Registrant and Invesco Advisers, Inc. (66)
h	(4)		Memorandum of Agreement, dated April 17, 2020, regarding advisory fee waivers and affiliated money market fund waivers, between Registrant and Invesco Advisers, Inc. (66)
h	(5)		Eighth Amended and Restated Memorandum of Agreement, regarding securities lending, dated July 1, 2014, between Registrant and Invesco Advisers, Inc. (42)
h	(6)		Interfund Lending Agreement, dated December 12, 2016, between Registrant and Invesco Advisers, Inc. (48)
i			Legal Opinion – None.
j	(1)		Other Opinions – None.
k			Omitted Financial Statements – Not Applicable.
l	(1)	(a)	Initial Capitalization Agreement of Registrant’s AIM Structured Core Fund, AIM Structured Growth Fund and AIM Structured Value Fund, dated March 29, 2006. (14)
l	(1)	(b)	Initial Capitalization Agreement of Registrant’s AIM Select Real Estate Income Fund, dated March 8, 2007. (19)
l	(1)	(c)	Initial Capitalization Agreement of Investor Class shares of Registrant’s AIM Structured Core Fund dated December 20, 2007. (19)
l	(1)	(d)	Initial Capitalization Agreement of AIM Core Plus Bond Fund dated June 1, 2009. (26)
l	(1)	(e)
Initial Capitalization Agreement of Class Y shares of Registrant’s AIM Core Plus Bond Fund, AIM Floating Rate Fund, AIM Multi-Sector Fund, AIM Select Real Estate Income Fund, AIM Structured Core Fund, AIM Structured Growth Fund and AIM Structured Value Fund dated October 2, 2008. (26)

l	(1)	(f)
Agreement concerning Initial Capital Investment in Portfolios of the Registrant dated June 1, 2010, for Class B Shares and Class C Shares of Invesco Large Cap Relative Value Fund, Class Y Shares of Invesco Balanced Fund and Invesco Van Kampen Pennsylvania Tax Free Income Fund and Institutional Class Shares of Invesco Van Kampen Equity and Income Fund and Invesco Van Kampen Growth and Income Fund. (31)

l	(1)	(g)
Initial Capitalization Agreement of Class R5 Shares of Registrant’s Invesco Small Cap Discovery Fund and Class R6 Shares of Registrant’s Invesco Equally–Weighted S&P 500 Fund and Invesco Small Cap Discovery Fund dated September 24, 2012. (38)

l	(1)	(h)	Initial Capitalization Agreement of Invesco Strategic Real Return Fund dated April 21, 2014. (42)
l	(1)	(i)	Initial Capitalization Agreement of Invesco Short Duration High Yield Municipal Fund dated September 29, 2015. (44)
m	(1)	(a)
Third Amended and Restated Distribution Plan – Class A, A2, C, Investor Class, P, R, S, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investments Trust (Compensation), effective as of July 1, 2016. (45)

Exhibit Number			Description
m	(1)	(b)
Amendment No. 1 to the Third Amended and Restated Distribution Plan – Class A, A2, C, Investor Class, P, R, S, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investments Trust (Compensation), effective as of July 1, 2016, dated July 1, 2016. (45)

m	(1)	(c)
Amendment No. 2 to the Third Amended and Restated Distribution Plan – Class A, A2, C, Investor Class, P, R, S, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investments Trust (Compensation), effective as of July 1, 2016, dated July 27, 2016. (45)

m	(1)	(d)
Amendment No. 3 to the Third Amended and Restated Distribution Plan – Class A, A2, C, Investor Class, P, R, S, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investments Trust (Compensation), effective as of July 1, 2016, dated September 1, 2016. (50)

m	(1)	(e)
Amendment No. 4 to the Third Amended and Restated Distribution Plan – Class A, A2, C, Investor Class, P, R, S, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investments Trust (Compensation), effective as of July 1, 2016, dated October 28, 2016. (50)

m	(1)	(f)
Amendment No. 5 to the Third Amended and Restated Distribution Plan – Class A, A2, C, Investor Class, P, R, S, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investments Trust (Compensation), effective as of July 1, 2016, dated December 1, 2016. (50)

m	(1)	(g)
Amendment No. 6 to the Third Amended and Restated Distribution Plan – Class A, A2, C, Investor Class, P, R, S, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investments Trust (Compensation), effective as of July 1, 2016, dated February 27, 2017. (50)

m	(1)	(h)
Amendment No. 7, to the Third Amended and Restated Distribution Plan - Class A, A2, C, Investor Class, P, R, S, T, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investments Trust (Compensation), effective July 1, 2016, dated June 9, 2017. (51)

m	(1)	(i)
Amendment No. 8, to the Third Amended and Restated Distribution Plan - Class A, A2, C, Investor Class, P, R, S, T, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investments Trust (Compensation), effective July 1, 2016, dated December 15, 2017. (51)

m	(1)	(j)
Amendment No. 9, to the Third Amended and Restated Distribution Plan - Class A, A2, C, Investor Class, P, R, S, T, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investments Trust (Compensation), effective July 1, 2016, dated December 18, 2018. (53)

m	(1)	(k)
Amendment No. 10, to the Third Amended and Restated Distribution Plan - Class A, A2, C, Investor Class, P, R, S, T, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investments Trust (Compensation), effective July 1, 2016, dated April 2, 2018. (53)

m	(1)	(l)
Amendment No. 11, to the Third Amended and Restated Distribution Plan - Class A, A2, C, Investor Class, P, R, S, T, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investments Trust (Compensation), effective July 1, 2016, dated April 30, 2018. (53)

m	(1)	(m)
Amendment No. 12, to the Third Amended and Restated Distribution Plan - Class A, A2, C, Investor Class, P, R, S, T, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investments Trust (Compensation), effective July 1, 2016, dated July 26, 2018. (55)

m	(1)	(n)
Amendment No. 13, to the Third Amended and Restated Distribution Plan - Class A, A2, C, Investor Class, P, R, S, T, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investments Trust (Compensation), effective July 1, 2016, dated November 1, 2018. (57)

m	(1)	(o)
Amendment No. 14, to the Third Amended and Restated Distribution Plan - Class A, A2, C, Investor Class, P, R, S, T, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investments Trust (Compensation), effective July 1, 2016, dated May 24, 2019. (57)

m	(1)	(p)
Amendment No. 15, to the Third Amended and Restated Distribution Plan - Class A, A2, C, Investor Class, P, R, S, T, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investments Trust (Compensation), effective July 1, 2016, dated September 17, 2019. (59)

m	(1)	(q)
Amendment No. 16, to the Third Amended and Restated Distribution Plan - Class A, A2, C, Investor Class, P, R, S, T, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investments Trust (Compensation), effective July 1, 2016, dated October 30, 2019. (59)

Exhibit Number			Description
m	(1)	(r)
Amendment No. 17, to the Third Amended and Restated Distribution Plan - Class A, A2, C, Investor Class, P, R, S, T, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investments Trust (Compensation), effective July 1, 2016, dated February 28, 2020. (64)

m	(1)	(s)
Amendment No. 18, to the Third Amended and Restated Distribution Plan - Class A, A2, C, Investor Class, P, R, S, T, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investments Trust (Compensation), effective July 1, 2016, dated April 17, 2020. (67)

m	(2)	(a)	Second Amended and Restated Distribution Plan – Class A, AX, C, CS, Investor Class, R, and RX Shares (Reimbursement), effective as of July 1, 2015. (43)
m	(2)	(b)	Amendment No. 1, to the Second Amended and Restated Distribution Plan – Class A, AX, C, CS, Investor Class, R, and RX Shares (Reimbursement), effective as of June 20, 2016. (45)
m	(2)	(c)	Amendment No. 2, to the Second Amended and Restated Distribution Plan – Class A, AX, C, CS, Investor Class, R, and RX Shares (Reimbursement), effective as of June 28, 2016. (45)
m	(2)	(d)	Amendment No. 3, to the Second Amended and Restated Distribution Plan – Class A, AX, C, CS, Investor Class, R, and RX Shares (Reimbursement), effective as of July 26, 2018. (55)
m	(3)	(a)	Distribution and Service Plan (Class A, C and R Shares of Invesco Oppenheimer Funds) (Compensation) dated December 14, 2019.(57)
m	(3)	(b)	Amendment No. 1, dated April 17, 2020 to the Distribution and Service Plan (Class A, C and R Shares of Invesco Oppenheimer Funds) (Compensation) dated May 24, 2019. (67)
m	(4)	(a)	Service Plan (Class A Shares of Invesco Oppenheimer Funds) (Reimbursement) dated May 24, 2019.(57)
m	(4)	(b)	Amendment No. 1, dated April 17, 2020 to the Service Plan (Class A Shares of Invesco Oppenheimer Funds) (Reimbursement) dated May 24, 2019. (67)
n	(1)		Twenty-Fourth Amended and Restated Multiple Class Plan of The Invesco Funds effective December 12, 2001, as amended and restated effective July 30, 2018. (55)
n	(2)		Multiple Class Plan of The Invesco Oppenheimer Funds effective May 24, 2019. (58)
o			Reserved.
p	(1)		Code of Ethics and Personal Trading Policy for North America, dated March 2020, relating to Invesco Advisers, Inc. (66)
p	(2)		Code of Ethics and Personal Trading Policy for EMEA dated January 2020, relating to Invesco Asset Management Limited. (63)
p	(3)		Invesco Ltd. Code of Conduct, dated October 2019, relating to Invesco Asset Management (Japan) Limited. (61)
p	(4)		Invesco Hong Kong Limited Code of Ethics dated November 2018, relating to Invesco Hong Kong Limited. (55)
p	(5)		Code of Ethics and Personal Trading Policy for North America, dated March 2020, relating to Invesco Canada. (66)
p	(6)		Code of Ethics and Personal Trading Policy for EMEA dated January 2020, relating to Invesco Asset Management Deutschland GmbH. (63)
p	(7)		Code of Ethics and Personal Trading Policy for North America, dated March 2020, relating to Invesco Senior Secured Management, Inc. (66)
p	(8)		Code of Ethics and Personal Trading Policy for North America, dated March 2020, relating to Invesco Capital Management, LLC. (66)

Exhibit Number			Description
p	(9)		Invesco Asset Management (India) PVT. LTD. Personal Trading Policy amended June 28, 2019 and Invesco Ltd. Code of Conduct dated October 2019 relating to Invesco Asset Management (India) PVT. LTD.(66)
q		(a)	Powers of Attorney for Arch, Crockett, Fields, Flanagan, Hostetler, Jones, Mathai-Davis, Ressel, Stern, Troccoli, and Wilson dated March 28, 2018. (57)
q		(b)	Power of Attorney for LaCava dated March 1, 2019. (57)
q		(c)	Powers of Attorney for Brown, Krentzman, Motley, Vandivort and Vaughn dated June 10, 2019. (57)

(1)	Previously filed with PEA No. 13 to the Registration Statement on August 28, 2003 and incorporated by reference herein.

(2)
Previously filed with PEA No. 38 to the Registration Statement of INVESCO Sector Funds, Inc. on July 15, 2003 and incorporated herein by reference (Identical except for the name of the Registrant (AIM Counselor Series Trust) and the date).

(3)	Previously filed with the Registration Statement on Form N-14 of AIM Special Opportunities Funds on August 13, 2003 and incorporated herein by reference.

(4)	Previously filed with PEA No. 77 to the Registration Statement of AIM Equity Funds filed on July 7, 2003 and incorporated by reference herein.

(5)	Previously filed with PEA No. 15 to the Registration Statement of Registrant filed on November 25, 2003 and incorporated by reference herein.

(6)	Previously filed with PEA No. 16 to the Registration Statement of Registrant filed on March 1, 2004 and incorporated by reference herein.

(7)	Previously filed with PEA No. 17 to the Registration Statement of Registrant filed on November 30, 2004 and incorporated by reference herein.

(8)	Previously filed with PEA No. 18 to the Registration Statement of Registrant filed on October 19, 2005 and incorporated by reference herein.

(9)	Previously filed with PEA No. 19 to the Registration Statement of Registrant filed on December 7, 2005 and incorporated by reference herein.

(10)	Previously filed with PEA No. 20 to the Registration Statement of Registrant filed on December 20, 2005 and incorporated by reference herein.

(11)	Previously filed with PEA No. 21 to the Registration Statement of Registrant filed on January 13, 2006 and incorporated by reference herein.

(12)	Previously filed with PEA No. 22 to the Registration Statement of Registrant filed on February 17, 2006 and incorporated by reference herein.

(13)	Previously filed with PEA No. 23 to the Registration Statement of Registrant filed on March 24, 2006 and incorporated by reference herein.

(14)	Previously filed with PEA No. 24 to the Registration Statement of Registrant filed on April 13, 2006 and incorporated by reference herein.

(15)	Previously filed with PEA No. 25 to the Registration Statement of Registrant filed on September 22, 2006 and incorporated by reference herein.

(16)	Previously filed with PEA No. 26 to the Registration Statement of Registrant filed on October 13, 2006 and incorporated by reference herein.

(17)	Previously filed with PEA No. 28 to the Registration Statement of Registrant filed on December 28, 2006 and incorporated by reference herein.

(18)	Previously filed with PEA No. 29 to the Registration Statement of Registrant filed on March 12, 2007 and incorporated by reference herein.

(19)	Previously filed with PEA No. 30 to the Registration Statement of Registrant filed on October 18, 2007 and incorporated by reference herein.

(20)	Previously filed with PEA No. 31 to the Registration Statement of Registrant filed on December 20, 2007 and incorporated by reference herein.

(21)	Previously filed with PEA No. 32 to the Registration Statement of Registrant filed on February 15, 2008 and incorporated by reference herein.

(22)	Previously filed with PEA No. 33 to the Registration Statement of Registrant filed on September 23, 2008 and incorporated by reference herein.

(23)	Previously filed with PEA No. 34 to the Registration Statement of Registrant filed on December 17, 2008 and incorporated by reference herein.

(24)	Previously filed with PEA No. 35 to the Registration Statement of Registrant filed on March 11, 2009 and incorporated by reference herein.

(25)	Previously filed with PEA No. 36 to the Registration Statement of Registrant filed on May 28, 2009 and incorporated by reference herein.

(26)	Previously filed with PEA No. 38 to the Registration Statement of Registrant filed on December 3, 2009 and incorporated by reference herein.

(27)	Previously filed with PEA No. 39 to the Registration Statement of Registrant filed on February 5, 2010 and incorporated by reference herein.

(28)	Previously filed with PEA No. 40 to the Registration Statement of Registrant filed on February 12, 2010 and incorporated by reference herein.

(29)	Previously filed with PEA No. 41 to the Registration Statement of Registrant filed on May 28, 2010 and incorporated by reference herein.

(30)	Previously filed with PEA No. 42 to the Registration Statement of Registrant filed on June 29, 2010 and incorporated by reference herein.

(31)	Previously filed with PEA No. 43 to the Registration Statement of Registrant filed on July 26, 2010 and incorporated by reference herein.

(32)	Previously filed with PEA No. 44 to the Registration Statement of Registrant filed on October 15, 2010 and incorporated by reference herein.

(33)	Previously filed with PEA No. 45 to the Registration Statement of Registrant filed on October 28, 2010 and incorporated by reference herein.

(34)	Previously filed with PEA No. 46 to the Registration Statement of Registrant filed on December 21, 2010 and incorporated by reference herein.

(35)	Previously filed with PEA No. 48 to the Registration Statement of Registrant filed on December 14, 2011 and incorporated by reference herein.

(36)	Previously filed with PEA No. 50 to the Registration Statement of Registrant filed on July 20, 2012 and incorporated by reference herein.

(37)	Previously filed with PEA No. 51 to the Registration Statement of Registrant filed on September 21, 2012 and incorporated by reference herein.

(38)	Previously filed with PEA No. 53 to the Registration Statement of Registrant filed on December 19, 2012 and incorporated by reference herein.

(39)	Previously filed with PEA No. 55 to the Registration Statement of Registrant filed on December 17, 2013 and incorporated by reference herein.

(40)	Previously filed with PEA No. 57 to the Registration Statement of Registrant filed on January 29, 2014 and incorporated by reference herein.

(41)	Previously filed with PEA No. 59 to the Registration Statement of Registrant filed on April 22, 2014 and incorporated by reference herein.

(42)	Previously filed with PEA No. 61 to the Registration Statement of Registrant filed on December 17, 2014 and incorporated by reference herein.

(43)	Previously filed with PEA No. 63 to the Registration Statement of Registrant filed on July 15, 2015 and incorporated by reference herein.

(44)	Previously filed with PEA No. 65 to the Registration Statement of Registrant filed on December 16, 2015 and incorporated by reference herein.

(45)	Previously filed with PEA No. 67 to the Registration Statement of Registrant filed on December 14, 2016 and incorporated by reference herein.

(46)	Previously filed with PEA No. 69 to the Registration Statement of Registrant filed on January 10, 2017 and incorporated by reference herein.

(47)	Previously filed with PEA No. 70 to the Registration Statement of Registrant filed on March 9, 2017 and incorporated by reference herein.

(48)	Previously filed with PEA No. 71 to the Registration Statement of Registrant filed on March 31, 2017 and incorporated by reference herein.

(49)	Previously filed with PEA No. 75 to the Registration Statement of Registrant filed on May 31, 2017 and incorporated by reference herein.

(50)	Previously filed with PEA No. 77 to the Registration Statement of Registrant filed on June 5, 2017 and incorporated by reference herein.

(51)	Previously filed with PEA No. 85 to the Registration Statement of Registrant filed on December 13, 2017 and incorporated by reference herein.

(52)	Previously filed with PEA No. 92 to the Registration Statement of Registrant filed on May 3, 2018 and incorporated by reference herein.

(53)	Previously filed with PEA No. 95 to the Registration Statement of Registrant filed on July 10, 2018 and incorporated by reference herein.

(54)	Previously filed with PEA No. 102 to the Registration Statement of Registrant filed on November 2, 2018 and incorporated by reference herein.

(55)	Previously filed with PEA No. 104 to the Registration Statement of Registrant filed on December 19, 2018 and incorporated by reference herein.

(56)	Previously filed with PEA No. 115 to the Registration Statement of Registrant filed on May 23, 2019 and incorporated by reference herein.

(57)	Previously filed with PEA No. 120 to the Registration Statement of Registrant filed on August 27, 2019 and incorporated by reference herein.

(58)	Incorporated by reference to Post-Effective Amendment No. 91 to AIM Investment Securities Funds (Invesco Investment Securities Funds) Registration Statement on Form N-1A, filed on September 26, 2019.

(59)	Incorporated by reference to Post-Effective Amendment No. 135 to AIM Equity Funds (Invesco Equity Funds) Registration Statement on Form N-1A, filed on November 21, 2019.

(60)	Previously filed with PEA No. 124 to the Registration Statement of Registrant filed on November 21, 2019 and incorporated by reference herein.

(61)	Incorporated by reference to PEA No. 154 to AIM Growth Series (Invesco Growth Series) Registration Statement on Form N-1A filed on December 9, 2019.

(62)	Incorporated by reference to PEA No. 70 to AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) Registration Statement on Form N-1A filed on December 19, 2019.

(63)	Previously filed with PEA No. 131 to the Registration Statement of Registrant filed on February 12, 2020 and incorporated by reference herein.

(64)	Incorporated by reference to Post-Effective Amendment No. 116 to AIM Sector Funds (Invesco Sector Funds) Registration Statement on Form N-1A on February 27, 2020.

(65)	Incorporated by reference to Post-Effective Amendment No. 189 to AIM Investment Funds (Invesco Investment Funds) Registration Statement on Form N-1A on March 30, 2020.

(66)	Incorporated by reference to Post-Effective Amendment No. 136 to AIM Funds Group (Invesco Funds Group) Registration Statement on Form N-1A on April 27, 2020.

(67)	Previously filed with PEA No. 132 to the Registration Statement of Registrant filed on June 5, 2020 and incorporated by reference herein.

Item 29. Persons Controlled by or Under Common Control with the Fund.

None.

Item 30. Indemnification.

Indemnification provisions for officers, trustees, and employees of the Registrant are set forth in Article VIII of the Registrant’s Fourth Amended and Restated Agreement and Declaration of Trust, as amended and Article VIII of its Second Amended and Restated

Bylaws and are hereby incorporated by reference. See Items 28(a) and (b) above. Under the Fourth Amended and Restated Agreement and Declaration of Trust, effective as of April 11, 2017, as amended (i) Trustees or officers, when acting in such capacity, shall not be personally liable for any act, omission or obligation of the Registrant or any Trustee or officer except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust; (ii) every Trustee, officer, employee or agent of the Registrant shall be indemnified to the fullest extent permitted under the Delaware Statutory Trust Act, the Registrant’s Bylaws and other applicable law; (iii) in case any shareholder or former shareholder of the Registrant shall be held to be personally liable solely by reason of his being or having been a shareholder of the Registrant or any portfolio or class and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or general successor) shall be entitled, out of the assets belonging to the applicable portfolio (or allocable to the applicable class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Bylaws and applicable law. The Registrant, on behalf of the affected portfolio (or class), shall upon request by the shareholder, assume the defense of any such claim made against the shareholder for any act or obligation of that portfolio (or class).

The Registrant and other investment companies and their respective officers and trustees are insured under a joint Mutual Fund Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company and certain other domestic issuers, with limits up to $100,000,000 and an additional $40,000,000 of excess coverage (plus an additional $30,000,000 limit that applies to independent directors/trustees only).

Section 16 of the Master Investment Advisory Agreement between the Registrant and Invesco Advisers, Inc. (Invesco) provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of Invesco or any of its officers, directors or employees, that Invesco shall not be subject to liability to the Registrant or to any series of the Registrant, or to any shareholder of any series of the Registrant for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of Invesco to any series of the Registrant shall not automatically impart liability on the part of Invesco to any other series of the Registrant. No series of the Registrant shall be liable for the obligations of any other series of the Registrant.

Section 10 of the Master Intergroup Sub-Advisory Contract for Mutual Funds (the Sub-Advisory Contract) between Invesco, on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Canada Ltd, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc., and separate Sub-Advisory Agreements with each of Invesco Capital Management, LLC, Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (each a Sub-Adviser, collectively the Sub-Advisers) provides that the Sub-Adviser shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by any series of the Registrant or the Registrant in connection with the matters to which the Sub-Advisory Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance by the Sub-Adviser of its duties or from reckless disregard by the Sub-Adviser of its obligations and duties under the Sub-Advisory Contract.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Act) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser.

The only employment of a substantial nature of Invesco’s directors and officers is with Invesco and its affiliated companies. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Canada Ltd., Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Capital Management, LLC, Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (each a Sub-Adviser, collectively the Sub-Advisers) reference is made to Form ADV filed under the Investment Advisers Act of 1940 by each Sub-Adviser herein incorporated by reference. Reference is also made to the caption “Fund Management – The Advisers” of the Prospectuses which comprises Part A of this Registration Statement, and to the discussion under the caption “Management of the Trust” of the Statement of Additional Information which comprises Part B of this Registration Statement, and to Item 32(b) of this Part C.

Item 32. Principal Underwriters.

(a) Invesco Distributors, Inc., the Registrant’s principal underwriter, also acts as a principal underwriter to the following investment companies:

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Senior Loan Fund

Invesco Management Trust

Short-Term Investments Trust

Invesco Actively Managed Exchange-Traded Fund Trust

Invesco Actively Managed Exchange-Traded Commodity Fund Trust

Invesco Exchange-Traded Fund Trust

Invesco Exchange-Traded Fund Trust II

Invesco India Exchange-Traded Fund Trust

Invesco Exchange-Traded Self-Indexed Fund Trust

(b) The following are the Officers and Managers of Invesco Distributors, Inc., the Registrant’s underwriter.

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS AND OFFICES WITH REGISTRANT	POSITIONS AND OFFICES WITH UNDERWRITER
Rocco Benedetto	None	Senior Vice President
Paul Blease	None	Senior Vice President
David Borrelli	None	Senior Vice President
Ken Brodsky	None	Senior Vice President
George Fahey	None	Senior Vice President
Jay Fortuna	None	Senior Vice President
Mark W. Gregson	None	Chief Financial Officer, Financial & Operations Principal
Trisha B. Hancock	None	Chief Compliance Officer & Senior Vice President
Clint Harris	None	President
John Hoffman	None	Senior Vice President
Eliot Honaker	None	Senior Vice President

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS AND OFFICES WITH REGISTRANT	POSITIONS AND OFFICES WITH UNDERWRITER
Brian Kiley	None	Senior Vice President
Jeffrey H. Kupor	Secretary, Senior Vice President & Chief Legal Officer	Secretary
Annette J. Lege	None	Treasurer
Brian Levitt	None	Senior Vice President
John McDonough	None	Director & Chief Executive Officer
Peter Mintzberg	None	Senior Vice President
Kevin Neznek	None	Senior Vice President
Tony Oh	None	Senior Vice President
Adam Rochlin	None	Senior Vice President
Benjamin Stewart	None	Senior Vice President
Paul E. Temple	None	Senior Vice President
Ben Utt	None	Executive Vice President
Rohit Vohra	None	Senior Vice President
Gary K. Wendler	Assistant Vice President	Senior Vice President, Director, Marketing Research & Analysis
Donna White	None	Senior Vice President
Crissie Wisdom	Anti-Money Laundering Compliance Officer	Anti-Money Laundering Compliance Officer
John M. Zerr	Senior Vice President	Senior Vice President

*	The principal business address for all directors and executive officers is Invesco Distributors, Inc., 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

(c) Not applicable.

Item 33. Location of Accounts and Records.

Invesco Advisers, Inc., 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, will maintain physical possession of each such account, book or other document of the Registrant at the Registrant’s principal executive offices, 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173, except for those maintained at its Atlanta offices at the address listed above or at its Louisville, Kentucky offices, 400 West Market Street, Suite 3300, Louisville, Kentucky 40202 and except for those relating to certain transactions in portfolio securities that are maintained by the Registrant’s Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, and the Registrant’s Transfer Agent and Dividend Paying Agent, Invesco Investment Services, Inc., 219078, Kansas City, Missouri 64121-9078.

Records may also be maintained at the offices of:

Invesco Asset Management Deutschland GmbH An der Welle 5, 1st Floor Frankfurt, Germany 60322

Invesco Asset Management Ltd. Perpetual Park Perpetual Park Drive Henley-on-Thames Oxfordshire, RG91HH United Kingdom

Invesco Asset Management (Japan) Limited Roppongi Hills Mori Tower 14F 6-10-1 Roppongi Minato-ku, Tokyo 106-6114

Invesco Hong Kong Limited 41/F, Champion Tower Three Garden Road, Central Hong Kong

Invesco Senior Secured Management, Inc. 1166 Avenue of the Americas New York, NY 10036

Invesco Canada Ltd. 5140 Yonge Street Suite 800 Toronto, Ontario Canada M2N 6X7

Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515

Invesco Asset Management (India) Private Limited 34d Floor, GYS Infinity, Subhash Road Paranipe B Scheme, Ville Parle (East) Mumbai – 400 057, India

OppenheimerFunds, Inc. 225 Liberty Street New York, NY 10281

Item 34. Management Services.

None.

Item 35. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 28th day of July, 2020.

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
By:	/s/ Sheri Morris
Sheri Morris
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Sheri Morris	President & Treasurer (Principal Executive Officer)	July 28, 2020
(Sheri Morris)
/s/ David C. Arch*	Trustee	July 28, 2020
David C. Arch)
/s/ Beth Ann Brown***	Trustee	July 28, 2020
(Beth Ann Brown)
/s/ Bruce L. Crockett*	Chair and Trustee	July 28, 2020
(Bruce L. Crockett)
/s/ Jack M. Fields*	Trustee	July 28, 2020
(Jack M. Fields)
/s/ Martin L. Flanagan*	Vice Chair and Trustee	July 28, 2020
(Martin L. Flanagan)
/s/ Cynthia Hostetler*	Trustee	July 28, 2020
(Cynthia Hostetler)
/s/ Eli Jones*	Trustee	July 28, 2020
(Eli Jones)
/s/ Elizabeth Krentzman***	Trustee	July 28, 2020
(Elizabeth Krentzman)
/s/ Anthony J. LaCava, Jr.**	Trustee	July 28, 2020
(Anthony J. LaCava, Jr.)
/s/ Prema Mathai-Davis*	Trustee	July 28, 2020
(Prema Mathai-Davis)
/s/ Joel W. Motley***	Trustee	July 28, 2020
(Joel W. Motley)
/s/ Teresa M. Ressel*	Trustee	July 28, 2020
(Teresa M. Ressel)
/s/ Ann Barnett Stern*	Trustee	July 28, 2020
(Ann Barnett Stern)
/s/ Robert C. Troccoli*	Trustee	July 28, 2020
(Robert C. Troccoli)

/s/ Daniel S. Vandivort***	Trustee	July 28, 2020
(Daniel S. Vandivort)
/s/ James D. Vaughn***	Trustee	July 28, 2020
(James D. Vaughn)
/s/ Christopher L. Wilson*	Trustee	July 28, 2020
(Christopher L. Wilson)
/s/ Kelli Gallegos	Vice President & Assistant Treasurer (Principal Financial Officer)	July 28, 2020
Kelli Gallegos
/s/ Sheri Morris		July 28, 2020
Sheri Morris
Attorney-In-Fact

*Sheri Morris, pursuant to powers of attorney dated March 28, 2018, filed in the Registrant’s Post-Effective Amendment No. 120 on August 27, 2019.

**Sheri Morris, pursuant to power of attorney dated March 1, 2019, filed in the Registrant’s Post-Effective Amendment No. 120 on August 27, 2019.

***Sheri Morris, pursuant to powers of attorney dated June 10, 2019, filed in the Registrant’s Post-Effective Amendment No. 120 on August 27, 2019.

EXHIBIT INDEX
There are no exhibits to be filed with this Registration Statement.